UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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☒	Definitive Proxy Statement
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Criteo S.A.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Criteo S.A.
32, Rue Blanche
75009 Paris – France

NOTICE OF ANNUAL COMBINED GENERAL MEETING OF SHAREHOLDERS
To Be Held on June 29, 2016
To Our Shareholders:

What:	Our 2016 Annual Combined General Meeting of Shareholders (the “Annual General Meeting”)
When:	June 29, 2016 at 2:00 p.m., local time
Where:	32, Rue Blanche, 75009, Paris, France
Why:	At this Annual General Meeting, shareholders of Criteo S.A. (the “Company”) will be asked to:
Within the authority of the Ordinary Shareholders’ Meeting:
	1.	Renew the term of office of Mr. Jean-Baptiste Rudelle as Director;
	2.	Renew the term of office of Mr. James Warner as Director;
	3.	Ratify the provisional appointment of office of Ms. Sharon Fox Spielman as Director;
	4.	Renew the term of office of Ms. Sharon Fox Spielman as Director;
	5.	Appoint Mr. Eric Eichmann as Director;
	6.	Renew the term of office of Mr. Dominique Vidal, subject to the approval of Resolution 37;
	7.	Determine the amount of directors’ attendance fees;
	8.	Approve, on a non-binding advisory basis, the compensation for the named executive officers of the Company;
	9.	Recommend, on a non-binding advisory basis, to hold a non-binding advisory vote to approve the compensation for the named executive officers of the Company every year;
	10.	Recommend, on a non-binding advisory basis, to hold a non-binding advisory vote to approve the compensation for the named executive officers of the Company every two years;
	11.	Recommend, on a non-binding advisory basis, to hold a non-binding advisory vote to approve the compensation for the named executive officers of the Company every three years;
	12.	Approve the statutory financial statements for the fiscal year ended December 31, 2015;
	13.	Approve the consolidated financial statements for the fiscal year ended December 31, 2015;
	14.	Approve the discharge (quitus) of the members of the board of directors and the Statutory Auditors for the performance of their duties for the fiscal year ended December 31, 2015;
	15.	Approve the allocation of profits for the fiscal year ended December 31, 2015;
	16.	Approve the agreement relating to the provision of premises and means entered into with The Galion Project (agreement referred to in Article L. 225-38 of the French Commercial Code);

17.	Ratify the partnership entered into with The Galion Project (agreement referred to in Article L. 225-38 of the French Commercial Code);
18.	Ratify the partnership entered into with France Digitale (agreement referred to in Article L. 225-38 of the French Commercial Code);
19.	Delegate authority to the board of directors to execute a buyback of Company stock in accordance with Article L. 225-209-2 of the French Commercial Code;
20.	Approve the 2016 Stock Option Plan adopted by the board of directors;
21.	Approve the modification to the fungible share ratio in the 2015 Time-Based Free Share/RSU Plan as amended by the board of directors;
22.	Approve the modification to the fungible share ratio in the 2015 Performance-Based Free Share/RSU Plan as amended by the board of directors;
Within the authority of the Extraordinary Shareholders’ Meeting:
23.
Authorize the board of directors to grant OSAs (options to subscribe to new ordinary shares) or OAAs (options to purchase ordinary shares) of the Company, pursuant to the provisions of Articles L. 225-177 et seq. of the French Commercial Code, subject to the approval of Resolution 20;

24.	Authorize the board of directors to grant time-based free shares/restricted stock units to employees pursuant to the provisions of Articles L.225-197-1 et seq. of the French Commercial Code;
25.
Authorize the board of directors to grant performance-based free shares/restricted stock units to executives and certain employees, from time to time, pursuant to the provisions of Articles L.225-197-1 et seq. of the French Commercial Code;

26.
Delegate authority to the board of directors to issue and grant non-employee warrants (bons de souscription d’actions) for the benefit of a category of persons meeting predetermined criteria, without shareholders’ preferential subscription rights;

27.	Determine the overall limits on the number of ordinary shares to be issued pursuant to Resolutions 23 to 26 above;
28.
Delegate authority to the board of directors to reduce the Company’s share capital by cancelling shares as part of the authorization to the board of directors allowing the Company to buy back its own shares in accordance with the provisions of Article L. 225-209-2 of the French Commercial Code;

29.
Delegate authority to the board of directors to increase the Company’s share capital by issuing ordinary shares, or any securities granting access to the Company’s share capital, for the benefit of a category of persons meeting predetermined criteria, without shareholders’ preferential subscription rights;

30.
Delegate authority to the board of directors to increase the Company’s share capital by issuing ordinary shares, or any securities granting access to the Company’s share capital, through a public offering, without shareholders’ preferential subscription rights;

31.
Delegate authority to the board of directors in order to increase the Company’s share capital by issuing ordinary shares, or any securities granting access to the Company’s share capital, in the context of a private placement, without shareholders’ preferential subscription rights;

32.
Delegate authority to the board of directors in order to increase the Company’s share capital by issuing ordinary shares, or any securities granting access to the Company’s share capital, while preserving the shareholders’ preferential subscription rights;

33.
Delegate authority to the board of directors to increase the number of securities to be issued as a result of a share capital increase pursuant to the delegations in Resolutions 29 to 32, with or without shareholders’ preferential subscription rights;

34.	Determine the overall financial limits applicable to the issuances to be completed pursuant to the delegations in Resolutions 29 to 33 and 35;
35.
Delegate authority to the board of directors to increase the Company’s share capital by way of issuing shares and securities for the benefit of members of a Company savings plan (plan d’épargne d’entreprise);

36.	Amend the quorum requirements for ordinary and extraordinary meetings of the Company’s shareholders, and approve the corresponding amendment to Article 19 of the Company’s By-laws;
37.	Reduce the term of office of the directors and observers from three years to two years and approve the corresponding amendment to the Company’s By-laws; and
38.	Transact such other business as may properly come before the Annual General Meeting or any adjournment or postponement of the Annual General Meeting.
This notice of the Annual General Meeting and accompanying proxy materials are first being made available to you on or about April 29, 2016 as a holder of record of Criteo S.A. ordinary shares as of April 29, 2016. The Bank of New York Mellon, as the depositary (the “Depositary”), or a broker, bank or other nominee will provide the proxy materials to holders of American Depositary Shares, each of which represents one ordinary share of the Company (“ADSs”).
If you are a holder of ordinary shares on June 29, 2016, the date of the Annual General Meeting, you will be eligible to vote at the Annual General Meeting. You may (i) vote in person at the Annual General Meeting, (ii) vote by submitting your proxy card by mail, (iii) grant your voting proxy directly to the chairman of the Annual General Meeting, or (iv) grant your voting proxy to another shareholder, your spouse or your partner with whom you have entered into a civil union. If you vote in advance of the Annual General Meeting by submitting your proxy card, you will not be able to change your vote and you will not be able to vote in person at the meeting.
If you hold ADSs, you may instruct the Depositary, either directly or through your broker, bank or other nominee, how to vote the ordinary shares underlying your ADSs. The Depositary has fixed a record date for the determination of holders of ADSs who shall be entitled to give such voting instructions. We have been informed by the Depositary that it has set the ADS record date for the Annual General Meeting as April 15, 2016. If you wish to have your votes cast at the meeting, you must obtain, complete and timely return a voting instruction form from the Depositary, if you are a registered holder of ADSs, or your broker, bank or other nominee in accordance with any instructions provided therefrom. Please note that only holders of ordinary shares, rather than ADSs, are entitled to vote directly at the Annual General Meeting.
Your vote is important. Please read the proxy statement and the accompanying materials. Whether or not you plan to attend the Annual General Meeting in person, and no matter how many ordinary shares or ADSs you own, please submit your proxy card or voting instructions, as applicable, in accordance with the procedures described above.

By order of the Board of Directors

Jean-Baptiste Rudelle
Executive Chairman
Paris, France

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING	2
BOARD OF DIRECTORS	9
RESOLUTIONS 1-6: ELECTION OF DIRECTORS	17
DIRECTOR COMPENSATION	19
RESOLUTION 7: FIXING OF THE AMOUNT OF DIRECTORS’ ATTENDANCE FEES	23
EXECUTIVE OFFICERS	24
EXECUTIVE COMPENSATION	25
COMPENSATION DISCUSSION AND ANALYSIS	25
REPORT OF THE COMPENSATION COMMITTEE	38
COMPENSATION TABLES	39
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	48
RESOLUTION 8: ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	49
RESOLUTIONS 9-11: ADVISORY VOTE AS TO THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	50
RESOLUTIONS 12-15: VOTE ON THE 2015 FINANCIAL STATEMENTS, OFFICIAL DISCHARGE OF DIRECTORS AND STATUTORY AUDITORS AND ALLOCATION OF PROFITS	51
RESOLUTIONS 16-18: VOTE ON THE AGREEMENTS REFERRED TO IN ARTICLE L. 225-38 OF THE FRENCH COMMERCIAL CODE	52
AUDIT COMMITTEE REPORT	53
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	55
SECTION 16(a) OWNERSHIP REPORTING COMPLIANCE	56
OWNERSHIP OF SECURITIES	57
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	59
RESOLUTION 19: VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO EXECUTE A BUYBACK OF COMPANY STOCK IN ACCORDANCE WITH ARTICLE L. 225-209-2 OF THE FRENCH COMMERCIAL CODE	61
RESOLUTIONS 20-27: EQUITY RESOLUTIONS	63
RESOLUTION 20: APPROVAL OF THE ADOPTION OF THE 2016 STOCK OPTION PLAN	75
RESOLUTION 21: APPROVAL OF THE MODIFICATION TO THE FUNGIBLE SHARE RATIO IN THE 2015 TIME-BASED RSU PLAN	77
RESOLUTION 22: APPROVAL OF THE MODIFICATION TO THE FUNGIBLE SHARE RATIO IN THE 2015 PERFORMANCE-BASED RSU PLAN	78
RESOLUTION 23: VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO ISSUE AND GRANT OPTIONS TO SUBSCRIBE TO NEW CRITEO S.A. SHARES OR OPTIONS TO PURCHASE CRITEO S.A. SHARES	79
RESOLUTION 24: VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO ISSUE AND GRANT TIME-BASED FREE SHARES/RESTRICTED STOCK UNITS TO EMPLOYEES PURSUANT TO THE PROVISIONS OF ARTICLES L.225-197-1 ET SEQ. OF THE FRENCH COMMERCIAL CODE	80

RESOLUTION 25: VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO ISSUE AND GRANT PERFORMANCE-BASED FREE SHARES/RESTRICTED STOCK UNITS TO EXECUTIVES AND CERTAIN EMPLOYEES, FROM TIME TO TIME, PURSUANT TO THE PROVISIONS OF ARTICLES L.225-197-1 ET SEQ. OF THE FRENCH COMMERCIAL CODE	81
RESOLUTION 26: VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO ISSUE AND GRANT NON-EMPLOYEE WARRANTS (BONS DE SOUSCRIPTION D’ACTIONS) FOR THE BENEFIT OF A CATEGORY OF PERSONS MEETING PREDETERMINED CRITERIA, WITHOUT SHAREHOLDERS’ PREFERENTIAL SUBSCRIPTION RIGHTS	82
RESOLUTION 27: APPROVAL OF THE OVERALL LIMITS ON THE NUMBER OF SHARES TO BE ISSUED PURSUANT TO RESOLUTIONS 23 TO 26 ABOVE	84
RESOLUTION 28: VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO REDUCE THE COMPANY’S SHARE CAPITAL BY CANCELING SHARES AS PART OF THE AUTHORIZATION TO THE BOARD OF DIRECTORS ALLOWING THE COMPANY TO BUY BACK ITS OWN SHARES IN ACCORDANCE WITH THE PROVISIONS OF ARTICLE L. 225-209-2 OF THE FRENCH COMMERCIAL CODE	85
RESOLUTIONS 29 TO 34: FINANCIAL AUTHORIZATIONS	86
RESOLUTION 29: VOTE ON SHARE CAPITAL INCREASE THROUGH AN UNDERWRITTEN OFFERING, WITHOUT SHAREHOLDERS’ PREFERENTIAL SUBSCRIPTION RIGHTS	87
RESOLUTION 30: VOTE ON SHARE CAPITAL INCREASE THROUGH A PUBLIC OFFERING, WITHOUT SHAREHOLDERS’ PREFERENTIAL SUBSCRIPTION RIGHTS	89
RESOLUTION 31: VOTE ON SHARE CAPITAL INCREASE IN THE CONTEXT OF A PRIVATE PLACEMENT, WITHOUT SHAREHOLDERS' PREFERENTIAL SUBSCRIPTION RIGHTS	91
RESOLUTION 32: VOTE ON SHARE CAPITAL INCREASE WITH SHAREHOLDERS’ PREFERENTIAL SUBSCRIPTION RIGHTS	92
RESOLUTION 33: VOTE ON THE AUTHORIZATION TO INCREASE THE NUMBER OF SECURITIES TO BE ISSUED, AS PART OF A SHARE CAPITAL INCREASE PURSUANT TO THE DELEGATIONS IN RESOLUTIONS 29 TO 32, WITH OR WITHOUT SHAREHOLDERS’ PREFERENTIAL SUBSCRIPTION RIGHTS	93
RESOLUTION 34: VOTE ON THE OVERALL FINANCIAL LIMITS APPLICABLE TO THE ISSUANCES TO BE COMPLETED PURSUANT TO RESOLUTIONS 29 TO 33 AND 35	94
RESOLUTION 35: VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO INCREASE THE COMPANY’S SHARE CAPITAL BY WAY OF ISSUING SHARES AND SECURITIES FOR THE BENEFIT OF MEMBERS OF A COMPANY SAVINGS PLAN (PLAN D’ÉPARGNE D’ENTREPRISE)	95
RESOLUTION 36: VOTE ON THE AMENDMENT TO OUR BY-LAWS TO CHANGE THE QUORUM REQUIREMENT FOR SHAREHOLDER ACTION	96

Criteo S.A.
32, Rue Blanche
75009 Paris – France

PROXY STATEMENT

FOR THE ANNUAL COMBINED GENERAL MEETING OF SHAREHOLDERS
To Be Held on June 29, 2016

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on June 29, 2016:

The proxy statement and annual report are available at
http://criteo.investorroom.com/annuals

This proxy statement is being furnished to you by the board of directors of Criteo S.A. (the “Company,” “Criteo,” “our,” “us,” or “we”) to solicit your proxy to vote your ordinary shares at our 2016 Annual General Meeting of Shareholders (the “Annual General Meeting”). The Annual General Meeting will be held on June 29, 2016 at 2:00 p.m., local time, at 32, rue Blanche, 75009, Paris, France. This proxy statement and the accompanying proxy card are first being made available on or about April 29, 2016 to holders of our ordinary shares, nominal value €0.025 per share (“Ordinary Shares”), as of April 29, 2016. The Bank of New York Mellon, as the depositary (the “Depositary”), or a broker, bank or other nominee will provide the proxy materials to holders of American Depositary Shares, each representing one ordinary share, nominal value €0.025 per share (“ADSs”).

QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING
Who is entitled to vote at the Annual General Meeting?
As of March 31, 2016, 62,896,180 Ordinary Shares were outstanding, of which 58,167,019 were beneficially held in the form of ADSs.
Holders of record of Ordinary Shares on June 29, 2016, the date of the Annual General Meeting, will be eligible to vote at the Annual General Meeting. A holder of ADSs registered in such holder’s name on the books of the Depositary (a “registered holder of ADSs”) may instruct the Depositary to vote the Ordinary Shares underlying its ADSs, so long as the Depositary receives such holder’s voting instructions by 5:00 p.m., Eastern Time, on June 21, 2016. A holder of ADSs held through a brokerage, bank or other account (a “beneficial holder of ADSs”) should follow the instructions that its broker, bank or other nominee provides to vote the Ordinary Shares underlying its ADSs. The Depositary has fixed a record date for the determination of holders of ADSs who shall be entitled to give such voting instructions. We have been informed by the Depositary that it has set the ADS record date for the Annual General Meeting as April 15, 2016.
What matters will be voted on at the Annual General Meeting?
There are 37 resolutions scheduled to be considered and voted on at the Annual General Meeting:

•	Resolution 1: Renew the term of office of Mr. Jean-Baptiste Rudelle as Director;

•	Resolution 2: Renew the term of office of Mr. James Warner as Director;

•	Resolution 3: Ratify the provisional appointment of office of Ms. Sharon Fox Spielman as Director;

•	Resolution 4: Renew the term of office of Ms. Sharon Fox Spielman as Director;

•	Resolution 5: Appoint Mr. Eric Eichmann as Director;

•	Resolution 6: Renew the term of office of Mr. Dominique Vidal as Director, subject to the approval of Resolution 37;

•	Resolution 7: Determine the amount of directors’ attendance fees;

•	Resolution 8: Approve, on a non-binding advisory basis, the compensation for the named executive officers of the Company;

•	Resolution 9: Recommend, on a non-binding advisory basis, to hold a non-binding advisory vote to approve the compensation for the named executive officers of the Company every year;

•	Resolution 10: Recommend, on a non-binding advisory basis, to hold a non-binding advisory vote to approve the compensation for the named executive officers of the Company every two years;

•	Resolution 11: Recommend, on a non-binding advisory basis, to hold a non-binding advisory vote to approve the compensation for the named executive officers of the Company every three years;

•	Resolution 12: Approve the statutory financial statements for the fiscal year ended December 31, 2015;

•	Resolution 13: Approve the consolidated financial statements for the fiscal year ended December 31, 2015;

•	Resolution 14: Approve the discharge (quitus) of the members of the board of directors and the Statutory Auditors for the performance of their duties for the fiscal year ended December 31, 2015;

•	Resolution 15: Approve the allocation of profits for the fiscal year ended December 31, 2015;

•	Resolution 16: Approve the agreement relating to the provision of premises and means entered into with The Galion Project (agreement referred to in Article L. 225-38 of the French Commercial Code);

•	Resolution 17: Ratify the partnership entered into with The Galion Project (agreement referred to in Article L. 225-38 of the French Commercial Code);

•	Resolution 18: Ratify the partnership entered into with France Digitale (agreement referred to in Article L. 225-38 of the French Commercial Code);

•	Resolution 19: Delegate authority to the board of directors to execute a buyback of Company stock in accordance with Article L. 225-209-2 of the French Commercial Code;

•	Resolution 20: Approve the 2016 Stock Option Plan adopted by the board of directors;

•	Resolution 21: Approve the modification to the fungible share ratio in the 2015 Time-Based Free Share/RSU Plan as amended by the board of directors;

•	Resolution 22: Approve the modification to the fungible share ratio in the 2015 Performance-Based Free Share/RSU Plan as amended by the board of directors;

•
Resolution 23: Authorize the board of directors to grant OSAs (options to subscribe to new ordinary shares) or OAAs (options to purchase ordinary shares) of the Company, pursuant to the provisions of Articles L. 225-177 et seq. of the French Commercial Code, subject to the approval of Resolution 20;

•
Resolution 24: Authorize the board of directors to grant time-based free shares/restricted stock units to employees pursuant to the provisions of Articles L. 225-197-1 et seq. of the French Commercial Code;

•
Resolution 25: Authorize the board of directors to grant performance-based free shares/restricted stock units to executives and certain employees, from time to time, pursuant to the provisions of Articles L. 225-197-1 et seq. of the French Commercial Code;

•
Resolution 26: Delegate authority to the board of directors to issue and grant non-employee warrants (bons de souscription d’actions) for the benefit of a category of persons meeting predetermined criteria, without shareholders’ preferential subscription rights;

•	Resolution 27: Determine the overall limits on the number of ordinary shares to be issued pursuant to Resolutions 23 to 26 above;

•
Resolution 28: Delegate authority to the board of directors to reduce the Company’s share capital by cancelling shares as part of the authorization to the board of directors allowing the Company to buy back its own shares in accordance with the provisions of Article L. 225-209-2 of the French Commercial Code;

•
Resolution 29: Delegate authority to the board of directors to increase the Company’s share capital by issuing ordinary shares, or any securities granting access to the Company’s share capital, for the benefit of a category of persons meeting predetermined criteria, without shareholders’ preferential subscription rights;

•
Resolution 30: Delegate authority to the board of directors to increase the Company’s share capital by issuing ordinary shares, or any securities granting access to the Company’s share capital, through a public offering, without shareholders’ preferential subscription rights;

•
Resolution 31: Delegate authority to the board of directors in order to increase the Company’s share capital by issuing ordinary shares, or any securities granting access to the Company’s share capital, in the context of a private placement, without shareholders’ preferential subscription rights;

•
Resolution 32: Delegate authority to the board of directors in order to increase the Company’s share capital by issuing ordinary shares, or any securities granting access to the Company’s share capital, while preserving the shareholders’ preferential subscription right;

•
Resolution 33: Delegate authority to the board of directors to increase the number of securities to be issued as a result of a share capital increase pursuant to the delegations in Resolutions 29 to 32, with or without shareholders’ preferential subscription rights;

•	Resolution 34: Determine the overall financial limits applicable to the issuances to be completed pursuant to the delegations in Resolutions 29 to 33 and 35;

•
Resolution 35: Delegate authority to the board of directors to increase the Company’s share capital by way of issuing shares and securities for the benefit of members of a Company savings plan (plan d’épargne d’entreprise);

•	Resolution 36: Amend the quorum requirements for ordinary and extraordinary meetings of the Company’s shareholders, and approve the corresponding amendment to Article 19 of the Company’s By-laws; and

•	Resolution 37: Reduce the the term of office of the directors and observers from three years to two years and approve the corresponding amendment to the Company’s By-laws.
We encourage you to read the English translation of the full text of the resolutions, which can be found in Annex B.
What are the board of directors’ voting recommendations?
The board of directors recommends that you vote “FOR” the nominees of the board of directors in Resolutions 1 to 6, “FOR” each of Resolutions 7-9 and 12-37, and “AGAINST” Resolutions 10-11.
If you hold ADSs, how do your rights differ from those who hold Ordinary Shares?
ADS holders do not have the same rights as holders of our Ordinary Shares. French law governs the rights of holders of our Ordinary Shares. The deposit agreement among the Company, the Depositary and holders of ADSs, and all other persons directly and indirectly holding ADSs, sets out the rights of ADS holders as well as the rights and obligations of the Depositary. Each ADS represents one Ordinary Share (or a right to receive one Ordinary Share) deposited with the principal Paris office of BNP Paribas Securities Services as custodian and agent for the Depositary under the deposit agreement or any successor custodian. Each ADS also represents any other securities, cash or other property which may be held by the Depositary in respect of the depositary facility. The Depositary is the holder of the Ordinary Share underlying each ADS. The Depositary’s corporate trust office at which the ADSs are administered is located at 101 Barclay Street, New York, New York, 10286. The Depositary’s principal executive office is located at 225 Liberty Street, New York, New York, 10286.
From whom will I receive proxy materials for the Annual General Meeting?
If you hold Ordinary Shares registered with our registrar, BNP Paribas Securities Services, you are considered the shareholder of record with respect to those Ordinary Shares and will receive these proxy materials directly from us.
If you hold ADSs in your own name registered on the books of the Depositary, you are considered the registered holder of the ADSs and will receive these proxy materials from the Depositary. If you hold ADSs through a broker, bank or other nominee, you are considered the beneficial owner of the ADSs and you will receive these proxy materials from your broker, bank or other nominee.
How can I vote my Ordinary Shares or ADSs?
If you hold Ordinary Shares, you have the right to (i) vote in person at the Annual General Meeting, (ii) vote by submitting your proxy card by mail, (iii) grant your voting proxy directly to the chairman of the Annual

General Meeting, or (iv) grant your voting proxy to another shareholder, your spouse or your partner with whom you have entered into a civil union. You may vote in person at the Annual General Meeting so long as you do not submit your proxy card by mail or appoint a proxy in advance of the meeting. If you choose to submit your proxy card by mail, simply mark the enclosed proxy card in accordance with the instructions, date and sign, and return it. If you cast your vote by appointing the chairman of the Annual General Meeting as your proxy, the chairman of the Annual General Meeting will vote your Ordinary Shares in accordance with the recommendations of the board of directors. If you appoint another shareholder, your spouse or your partner with whom you are in a civil union to act as your proxy, such proxy must be written and made known to the Company.
If you are a holder of ADSs, you or your broker, bank or other nominee will receive instructions from the Depositary to follow for the Ordinary Shares underlying your ADSs to be voted. We have been informed by the Depositary that it has set the ADS record date for the Annual General Meeting as April 15, 2016. If you held ADSs as of that date, you have the right to direct the Depositary, if you held your ADSs directly, or the right to direct your broker, bank or other nominee, if you held your ADSs through such intermediary, how to vote. So long as the Depositary receives your voting instructions by 5:00 p.m., Eastern Time, on June 21, 2016, it will, to the extent practicable and subject to French law and the terms of the deposit agreement, vote the underlying Ordinary Shares as our ADS holders instruct. If your ADSs are held in the name of a broker, bank or other nominee, you will receive instructions to follow from such intermediary to ensure that the Ordinary Shares underlying your ADSs are voted. Please check with your broker, bank or other nominee, as applicable, and carefully follow the voting procedures provided to you.
As an ADS holder, you will not be entitled to vote in person at the Annual General Meeting. To the extent you provide the Depositary with voting instructions, the Depositary will not vote or attempt to exercise the right to vote the Ordinary Shares underlying your ADSs other than in accordance with those instructions.
You also may exercise the right to vote the Ordinary Shares underlying your ADSs by canceling your ADSs and withdrawing the Ordinary Shares they represent pursuant to the terms described in the deposit agreement. However, it is possible that you may not have sufficient time to withdraw your Ordinary Shares and vote them at the upcoming Annual General Meeting as a holder of record of Ordinary Shares.
How will my Ordinary Shares be voted if I do not vote?
If you hold Ordinary Shares and do not (i) vote in person at the Annual General Meeting, (ii) vote by submitting your proxy card by mail, (iii) grant your voting proxy directly to the chairman of the Annual General Meeting, or (iv) grant your voting proxy to another shareholder, your spouse or your partner with whom you have entered into a civil union, your Ordinary Shares will not be counted as votes cast and will have no effect on the outcome of the vote with respect to any matter. If you hold Ordinary Shares and you vote by mail, your Ordinary Shares will be treated as abstentions (which will be treated as a vote “AGAINST”) on any matters with respect to which you did not make a selection.
If you hold Ordinary Shares and grant your voting proxy directly to the chairman of the Annual General Meeting, your Ordinary Shares will be voted in accordance with the recommendations of the board of directors.
How will the Ordinary Shares underlying my ADSs be voted if I do not provide voting instructions to the Depositary or my broker, bank or other nominee?
If you are a registered holder of ADSs and do not provide any voting instructions to the Depositary on how you would like the Ordinary Shares underlying your ADS to be voted or do not return your voting instruction form, pursuant to the terms of the deposit agreement, the Depositary will deem you to have instructed the Depositary to vote such Ordinary Shares in accordance with the board of directors’ recommendations.
If you are a beneficial holder of ADSs, and do not provide any voting instructions to your broker, bank or other nominee on how you would like the Ordinary Shares underlying your ADSs to be voted or do not return your voting instruction form, such intermediary will not have discretionary authority to provide voting instructions to the Depositary on any such matter. As a result, pursuant to the terms of the deposit agreement, the Depositary will deem you to have instructed the Depositary to vote such Ordinary Shares in accordance with the board of directors’ recommendations.
If you hold ADSs, directly or through a broker, bank or other nominee, and you provide instructions with respect to some but not all matters, the Ordinary Shares underlying your ADSs will be treated as abstentions with respect to the matters on which you did not provide voting instructions.
How will my Ordinary Shares be voted if I grant my proxy to the chairman of the Annual General Meeting?
If you are a holder of Ordinary Shares and you grant your proxy to the chairman of the Annual General Meeting, the chairman of the Annual General Meeting will vote your Ordinary Shares in accordance with the recommendations of the board of directors. As a result, your Ordinary Shares would be voted “FOR” the nominees of the board of directors in Resolutions 1 to 6, “FOR” each of Resolutions 7-9 and 12-37, and “AGAINST” Resolutions 10-11.
Could other matters be decided at the Annual General Meeting?
At this time, we are unaware of any matters, other than as set forth above and the possible submission of additional shareholder resolutions, as described under “Other Matters” elsewhere in this proxy statement, that may properly come before the Annual General Meeting.
To address the possibility of another matter being presented at the Annual Meeting, holders of Ordinary Shares who choose to vote by mail may use their proxy card to (i) grant a proxy to the chairman of the Annual General Meeting to vote on any new matters that are proposed during the meeting, (ii) abstain from voting on (which will be treated as a vote “AGAINST”) such matters, or (iii) grant a proxy to another shareholder, a spouse or a partner with whom the holder of Ordinary Shares is in a civil union to vote on such matters. If no instructions are given with respect to matters about which we are currently unaware, your Ordinary Shares will be voted “AGAINST” such matters.
If a holder of Ordinary Shares chooses to grant a proxy to the chairman of the Annual General Meeting, with respect to either all matters or only any additional matters not disclosed in this proxy statement, the chairman of the Annual General Meeting shall issue a vote in favor of adopting such undisclosed resolutions submitted or approved by the board of directors and a vote against adopting any other such undisclosed resolutions.
Ordinary Shares underlying ADSs will not be voted on any matter not disclosed in the proxy statement.
Who may attend the Annual General Meeting?
Holders of record of Ordinary Shares as of the date of the Annual General Meeting and ADS holders as of April 15, 2016, or their duly appointed proxies, may attend the Annual General Meeting. Holders of Ordinary Shares may request an admission card for the Annual General Meeting by checking the appropriate box on the proxy form, dating and signing it, and returning the proxy form by regular mail or may present evidence of their status as a shareholder at the Annual General Meeting.
Holders of ADSs may be asked to provide proof of ownership in order to be admitted to the Annual General Meeting, such as their most recent account statement or other similar evidence confirming their ownership as of the ADS record date.
Holders of Ordinary Shares or ADSs can obtain directions to the Annual General Meeting by contacting our Investor Relations Department by phone at +33 1 40 40 22 90 or by email at InvestorRelations@criteo.com.
Can I vote in person at the Annual General Meeting?
If you hold Ordinary Shares, you may vote in person at the Annual General Meeting unless you submit your proxy or voting instructions prior to the Annual General Meeting.
If you hold ADSs, you will not be able to vote the Ordinary Shares underlying your ADSs in person at the Annual General Meeting.

Can I change my vote?
If you hold Ordinary Shares and submit your proxy card to vote by mail or appoint a proxy in advance of the meeting, you will not be able to change your vote.
If you hold ADSs, directly or through a broker, bank or other nominee, you must follow the voting instructions provided by the Depositary or such broker, bank or other nominee if you wish to change your vote. The last instructions you submit prior to the deadline indicated by the Depositary or the broker, bank or other nominee, as applicable, will be used to instruct the Depositary how to vote the Ordinary Shares underlying your ADSs.
What is an “abstention” and how would it affect the vote?
With respect to Ordinary Shares, an “abstention” occurs when a shareholder votes by mail with instructions to abstain from voting regarding a particular matter or without making a selection with respect to a particular matter. With respect to ADSs, an abstention occurs when a shareholder sends proxy instructions to the Depositary to abstain from voting regarding a particular matter or without providing instructions regarding a particular matter (in which case the Depositary will decline to vote the Ordinary Shares represented by such ADSs with respect to such matter).
An abstention by a holder of Ordinary Shares or by a holder of ADSs will be counted toward a quorum and will be treated as a vote “AGAINST” matters on which such holder has abstained.
What is a broker “non‑vote” and how would it affect the vote?
A broker non‑vote occurs when a broker, bank or other nominee who holds ADSs has not received voting instructions from the beneficial owners of such ADSs and does not have discretionary voting power with respect to a resolution to be voted upon at the Annual General Meeting. In such instance, the broker, bank or other nominee will not be permitted to give voting instructions to the Depositary, and the Depositary will vote the Ordinary Shares underlying such ADSs in accordance with the board of directors’ recommendations. As a result, ADSs that are the subject of a broker non‑vote are included for quorum purposes, and a broker non‑vote with respect to a resolution will be counted as a vote cast on such resolution. For additional information, please see “How will the Ordinary Shares underlying my ADSs be voted if I do not provide voting instructions to the Depositary or my broker, bank or other nominee?”
What are the quorum requirements for the resolutions?
In deciding the resolutions that are scheduled for a vote at the Annual General Meeting, each shareholder as of the record date is entitled to one vote per Ordinary Share. Under our By-laws, in order to take action on the resolutions, a quorum, consisting of the holders of (1) 20% of the Ordinary Shares entitled to vote, in the case of an ordinary shareholders’ general meeting, or (2) 25% of the Ordinary Shares entitled to vote, in the case of an extraordinary shareholders’ general meeting, must be present in person or by proxy. Abstentions and broker non‑votes are treated as Ordinary Shares that are present for purposes of determining the presence of a quorum. In addition, we will require a quorum of at least 33 1/3% at the Annual General Meeting, consistent with the Nasdaq Stock Market (“Nasdaq”) rules applicable to us as a U.S. domestic registrant. As described in Resolution 36, we are recommending that the quorum requirement in our By-laws be amended to comply with such Nasdaq rules.
What happens if a quorum is not present at the Annual General Meeting?
If a quorum is not present, the meeting will be adjourned. Under our By-laws, there is no quorum requirement when an ordinary general meeting is reconvened, but the reconvened meeting may consider only questions which were on the agenda of the adjourned meeting. When an extraordinary general meeting is reconvened, the quorum required is 20% of the Ordinary Shares entitled to vote. If a quorum is not present at a reconvened meeting requiring a quorum, then the meeting may be adjourned for a maximum of two months. We will require a quorum of at least 33 1/3% if the Annual General Meeting is reconvened, consistent with the Nasdaq rules applicable to us as a U.S. domestic registrant. As described in Resolution 36, we are recommending that the quorum requirement in our By-laws be amended to comply with such rules.

What are the voting requirements for the resolutions?
The affirmative vote of a majority of the total number of votes cast is required for the election of each director nominee named in Resolutions 1-6 and for the approval of each matter described in Resolutions 7-8 and 12-22. Under French law, this means that the votes cast “FOR” a nominee must exceed the aggregate of the votes cast “AGAINST” that nominee and abstentions, and the votes cast “FOR” a resolution must exceed the aggregate of the votes cast “AGAINST” that resolution and abstentions. For Resolutions 9-11, the frequency (every one, two or three years) receiving the greatest number of votes, even if not a majority, will be considered the preference of the shareholders. For approval of Resolutions 23 through 37, the affirmative vote of two-thirds of the total number of votes cast, including abstentions, is required.
Who will count the votes?
Representatives of BNP Paribas Securities Services will tabulate the votes and act as inspectors of election.
Who will conduct the proxy solicitation and how much will it cost?
We are soliciting proxies from shareholders on behalf of our board of directors and will pay for all costs incurred by it in connection with the solicitation. In addition to solicitation by mail, the directors, officers and employees of Criteo and its subsidiaries may solicit proxies from shareholders of the Company in person or by telephone, facsimile or email without additional compensation other than reimbursement for their actual expenses.
We have retained Innisfree M&A Incorporated, a proxy solicitation firm, to assist us in the solicitation of proxies for the Annual General Meeting. Criteo will pay Innisfree a fee of approximately $50,000, as well as reimburse the firm for reasonable out-of-pocket expenses and indemnify the firm against certain losses, costs and expenses.
We will make arrangements with the Depositary, brokers, banks and other nominees for the forwarding of solicitation material to the direct and indirect holders of ADSs, and we will reimburse the Depositary and such intermediaries for their related expenses.
Where can I find the documents referenced in this proxy statement?
The following documents are included in this proxy statement: (i) a summary of the statutory financial statements of the Company for the fiscal year ended December 31, 2015 prepared in accordance with generally accepted accounting principles as applied to companies in France (“French GAAP”), (ii) a summary of the consolidated financial statements of the Company for the fiscal year ended December 31, 2015 prepared in accordance with International Financial Reporting Standards (“IFRS”) as adopted by the European Union, and (iii) the full text of the resolutions to be submitted to shareholders at the Annual General Meeting. This proxy statement will be mailed with the Company’s Annual Report on Form 10-K, which includes the consolidated financial statements of the Company for the fiscal year ended December 31, 2015 prepared under generally accepted accounting principles as applied in the United States (“U.S. GAAP”). The Company’s Annual Report on Form 10-K was filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 29, 2016 and is available on our website at criteo.investorroom.com. In addition, once available, the Board Report and the Management Report will be posted on our website at criteo.investorroom.com and filed with the SEC. Information contained on, or that can be accessed through, any website referenced herein does not constitute a part of this proxy statement. Websites referenced herein are included solely as an inactive textual reference.
You may obtain additional information, which we make available in accordance with French law, by contacting the Company’s Investor Relations Department at Criteo S.A., 32, Rue Blanche, Paris, 75009 France, by telephone at +33 1 40 40 22 90 or by emailing InvestorRelations@criteo.com. Such additional information includes, but is not limited to, the statutory auditors’ reports and the report prepared by the independent expert appointed pursuant to the provisions of Article L. 225-209-2 of the French Commercial Code referenced in the resolutions described below.
If you have any questions about voting your Ordinary Shares or ADSs or attending the Annual General Meeting, please call the General Counsel at +33 1 40 40 22 90.

BOARD OF DIRECTORS
Director and Director Nominee Biographies
Jean-Baptiste Rudelle, one of our founders, serves as our Executive Chairman, focused on the long-term strategic vision of the Company. Prior to January 2016, Mr. Rudelle served as our Chief Executive Officer and Chairman of the board of directors, having been a member of our board of directors since the creation of the Company. From 1999 to 2004, he founded and was the Chief Executive Officer of K-Mobile, a mobile content provider, which was acquired by AG Interactive, Inc., the online division of American Greetings Corporation, in June 2004. Mr. Rudelle received a degree in Engineering from Ecole Supérieure d’Électricité (Supélec). The board of directors believes that Mr. Rudelle’s extensive knowledge of the Company as one of our founders and his prior industry experience with technology companies qualify him to serve on, and allow him to make valuable contributions to, the board of directors.
Eric Eichmann has served as our Chief Executive Officer since January 2016. Prior to that, he was our President and Chief Operating Officer from August 2014 to December 2015, our Chief Operating Officer from November 2013 to August 2014, and our Chief Revenue Officer from March 2013 to November 2013. From September 2010 to December 2012, Mr. Eichmann was the Chief Operating Officer of LivingSocial, Inc. and President of International at LivingSocial Limited. Mr. Eichmann received a Master in Management degree from the Kellogg Graduate School of Management, Northwestern University and a degree in Computer Engineering from the Swiss Federal Institute of Technology. The board of directors believes that Mr. Eichmann’s extensive knowledge of the Company as our Chief Executive Officer and from his prior positions of responsibility with the Company since joining in 2013, as well as his industry experience with technology companies, qualify him to serve on, and will allow him to make valuable contributions to, the board of directors.
Dana Evan has served as a member of our board of directors and as chairwoman of the nomination and corporate governance committee since March 2013. Ms. Evan is a venture partner at Icon Ventures and has invested in, and served on the boards of directors of, companies in the internet, technology and media sectors since July 2007. From May 1996 until July 2007, Ms. Evan served as Chief Financial Officer of VeriSign, Inc., a provider of intelligent infrastructure services for the internet and telecommunications networks. Ms. Evan currently serves on the boards of directors of Box Inc., a leading enterprise content management platform provider, Everyday Health, Inc., a provider of digital health and wellness solutions, Proofpoint, Inc., a security-as-a-service provider, and a number of privately held companies. Ms. Evan previously served on the board of directors of Fusion-io, Inc., until it was acquired by SanDisk Corporation in July 2014. Ms. Evan is a certified public accountant (inactive) and received a Bachelor of Science degree in Commerce from Santa Clara University. The board of directors believes that Ms. Evan’s broad expertise in operations, strategy, accounting, financial management and investor relations at both publicly and privately held technology and internet companies qualifies her to serve on, and allows her to make valuable contributions to, the board of directors.
Hubert de Pesquidoux has served as a member of our board of directors and chairman of the audit committee since October 2012. Mr. de Pesquidoux is currently Executive Partner at Siris Capital, a private equity firm focused on making control investments in data/telecom, technology and technology-enabled business service companies in North America. Until 2009, Mr. de Pesquidoux spent 21 years in various roles as a senior executive of Alcatel-Lucent SA. His last position was Chief Financial Officer of Alcatel-Lucent and President of its Enterprise Business Group. Mr. de Pesquidoux served as chairman of the board for Tekelec from May 2011 to January 2012 and served on the board of directors of Mavenir Systems from January 2012 to February 2015. He is currently the executive chairman of Premiere Global Services, Inc., and the chairman of the audit committee and member of the board of directors of Sequans Communications S.A. and Radisys Corporation. The board of directors believes that Mr. de Pesquidoux’s experience and knowledge in the high-tech industry, as well as his broad financial expertise, qualify him to serve on, and allow him to make valuable contributions to, the board of directors.
Sharon Fox Spielman (hereinafter referred to as Sharon Fox) has served as a member of our board of directors since March 2016. Ms. Fox is currently the Chief Marketing Officer at Melissa & Doug where she leads global brand development and brand building activities as well as eCommerce business development. From

December 2014 to August 2015, Ms. Fox served as Senior Vice President, North America eCommerce of Ralph Lauren Corporation. From October 2011 to November 2014, Ms. Fox served as Senior Vice President, Retail Consumables and International Expansion of Quidsi, LLC, an Amazon Company, where she was responsible for Diapers.com, Wag.com and Soap.com as well as their AutoShip and Easy Reorder product development. Prior to October 2011, Ms. Fox spent over 13 years in brand management with her most recent role as the Senior Category Brand Development Director at Unilever, N.A. Ms. Fox received a Bachelor of Science degree in Industrial Operations Engineering from the University of Michigan and a Master of Business Administration from Harvard Business School. The board of directors believes that Ms. Fox’s experience in the omni-channel retail, brand and digital marketing industries qualifies her to serve on, and will allow her to make valuable contributions to, the board of directors.
Dominique Vidal has served as a member of our board of directors since July 2013. From December 2007 to July 2013, Mr. Vidal served as the representative of Index Venture Associates IV Limited on our board of directors. Since September 2007, Mr. Vidal has served as a Partner of Index Venture Management LLP, a venture capital firm, and currently serves on the board of directors of several private companies in the technology sector. Prior to joining Index Venture Management LLP, Mr. Vidal was the Managing Director of Yahoo! Europe from 2004 to 2007. Mr. Vidal received an Engineering degree from École Supérieure d’Électricité (Supélec). The board of directors believes that Mr. Vidal’s investment and operations experience, including in the Internet display and advertising industries, qualifies him to serve on, and allows him to make valuable contributions to, the board of directors.
James Warner has served as a member of our board of directors and as chairman of the compensation committee since February 2013, and as our lead independent director since December 2013. Since January 2009, he has been a Principal of Third Floor Enterprises, an advisory firm specializing in digital marketing and media. From January 2000 until December 2008, Mr. Warner served in various leadership roles at aQuantive Inc., including as Executive Vice President at Razorfish Inc. (formerly Avenue A), which was acquired by Microsoft Corporation in August 2007. Prior to aQuantive, he held leadership positions at HBO, CBS and Primedia. Mr. Warner is also a member of the board of directors for Merkle, Inc., Invision Inc., Talix, Inc. and Zoom, Inc. From 2011 to 2012, Mr. Warner served as a member of the board of directors of MediaMind, Inc. Mr. Warner received a Bachelor of Arts degree in American Studies from Yale University and a Master in Business Administration from Harvard Business School. The board of directors believes that Mr. Warner’s experience in the consumer and digital marketing and media industries qualifies him to serve on, and allows him to make valuable contributions to, the board of directors.
Family Relationships
There are no family relationships among any of our executive officers or directors.
Board Leadership
Mr. Rudelle serves as the Chairman of the board of directors. Mr. Warner has served as our lead independent director since December 2013, and it is expected that he will continue in that role.
The Company’s governance framework provides the board of directors with flexibility to select the appropriate leadership structure for the Company. The board of directors has reviewed its leadership structure in light of the Company’s operating and governance environment and determined that Mr. Rudelle should serve as the Chairman of the board of directors, based on the board of directors’ belief that Mr. Rudelle’s in‑depth knowledge of the Company, keen understanding of the Company’s operations, proven leadership and vision position him to provide strong and effective leadership to the board of directors. The board of directors has determined to maintain its current leadership structure, taking into account the foregoing factors as well as the leadership and strategic vision Mr. Rudelle continues to bring to the Chairman position.
In addition, the board of directors continues to maintain the position of lead independent director that it created in 2013. The board of directors determined that it was appropriate to have a lead independent director for so long as the Chairman of the board of directors is also the Chief Executive Officer, is holding an executive position, or otherwise is not an independent director. The lead independent director’s responsibilities include organizing topics for board of directors’ meeting agendas for review and approval; leading meetings; and coordinating with the Chairman on sensitive matters of consideration by the board of directors.
The board of directors does not have a policy that requires the combination or separation of the Chairman of the board of directors and Chief Executive Officer positions. Given the dynamic and competitive environment in which we operate, the board of directors believes that retaining the flexibility to vary the leadership structure as appropriate based on certain circumstances over time is in the best interests of the Company and its shareholders at this time.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that is applicable to all of our employees, officers and directors, including our chief executive and senior financial officers. The Code of Conduct is available on our website at criteo.investorroom.com under “Corporate Governance.” The nomination and corporate governance committee is responsible for overseeing the Code of Conduct and is required to approve any waivers of the Code of Conduct for employees, executive officers and directors. We expect that any amendments to the Code of Conduct or waivers of its requirements required to be disclosed under the rules of the SEC or Nasdaq will be disclosed on our website.
Director Independence
Our nomination and corporate governance committee and our board of directors have undertaken a review of the independence of the directors using the current standards for “independence” established by Nasdaq and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out the responsibilities of a director. As a result of this review, our board of directors determined that Messrs. de Pesquidoux, Vidal and Warner and Mss. Evan and Fox, representing five of our current six directors, are “independent directors” as that term is defined under the applicable rules and regulations of the SEC and Nasdaq. Our board of directors determined that Ms. Ekeland, who served as a director until January 2016, did not qualify as independent as of April 2015. In making these determinations, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances our board of directors deemed relevant in determining the director’s independence, including the number of Ordinary Shares beneficially owned by the director and his or her affiliated entities, if any. With respect to Mr. Vidal, our board of directors considered that Mr. Vidal is a Partner of Index Venture Management LLP and that funds affiliated with Index Venture had previously held a significant percentage of the Company’s shares. Following the sale by the Index Venture funds of their Company equity, our board of directors determined that Mr. Vidal was independent.
Role of the Board in Risk Oversight
Our board of directors is primarily responsible for the oversight of our risk management activities and has delegated to the audit committee the responsibility to assist our board of directors in this task. The audit committee also monitors our system of disclosure controls and procedures and internal control over financial reporting and reviews contingent financial liabilities. The audit committee, among other things, reviews and discusses with management the Company’s guidelines and policies with respect to risk assessment and risk management, the Company’s major financial risk exposures and the steps taken to monitor and manage those exposures.
While our board of directors oversees our risk management, our management is responsible for day-to-day risk management processes. Our board of directors expects our management to consider risk and risk management in each business decision, to proactively develop and monitor risk management strategies and processes for day-to-day activities and to effectively implement risk management strategies adopted by the board of directors. We believe this division of responsibilities is the most effective approach for addressing the risks we face.

Board Committees
The board of directors has established an audit committee, a compensation committee and a nomination and corporate governance committee, each of which operates pursuant to a separate charter adopted by our board of directors. The charters of each of the Company’s board committees and other governance materials can be accessed on our website at criteo.investorroom.com under “Corporate Governance.” The composition and functioning of all of our committees complies with all applicable requirements of the French Commercial Code, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Nasdaq, and SEC rules and regulations. In accordance with French law, committees of our board of directors only have an advisory role and can only make recommendations to our board of directors. As a result, decisions are made by our board of directors taking into account non-binding recommendations of the relevant board committee.
Audit Committee. Our audit committee assists the board of directors in overseeing the Company’s corporate accounting and financial reporting process, the Company’s systems of internal control over financial reporting, risk management and audits of financial statements, the quality and integrity of the Company’s financial statements and reports, the qualifications, independence and performance of the Company’s independent auditor and statutory auditor and the performance of the Company’s internal audit function. Our audit committee held six meetings in 2015. Messrs. de Pesquidoux and Warner and Ms. Evan currently serve on our audit committee. Mr. de Pesquidoux is the chairman of our audit committee. Our board of directors has determined that each member of our audit committee is independent within the meaning of the applicable listing rules and the independence requirements contemplated by Rule 10A-3 under the Exchange Act. Our board of directors has further determined that Mr. de Pesquidoux is an “audit committee financial expert” as defined by SEC rules and regulations and that Ms. Evan and Mr. Warner qualify as financially sophisticated under Nasdaq rules. The principal duties and responsibilities of our audit committee include:

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making recommendations on the appointment and retention of our independent registered public accounting firm to serve as independent auditor to audit our consolidated financial statements, assessing the independence and qualifications of the independent auditor, overseeing the independent auditor’s work and advising on the determination of the independent auditor’s compensation;

•	making recommendations with respect to proposed engagements of the independent auditor, including the scope of and plans for audit or non-audit services;

•	reviewing and discussing with management and our independent auditors the results of the annual audit;

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reviewing the Company’s internal quality control procedures and conferring with management and the independent auditor regarding the adequacy and effectiveness of the Company’s internal control over financial reporting;

•
reviewing and discussing with management and, as appropriate, the auditors, the Company’s guidelines and policies with respect to risk assessment and risk management, including the Company’s major financial risk exposures and the steps taken by management to monitor and control these exposures;

•
considering and recommending procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, as well as for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

•
reviewing the results of management’s efforts to monitor compliance with the Company’s programs designed to ensure adherence to applicable laws and regulations, as well as the Code of Conduct, including reviewing and making recommendations with respect to related party transactions;

•
reviewing and making recommendations, under applicable French and U.S. rules, with respect to the financial statements proposed to be included in any of the Company’s reports to be filed with the SEC, reviewing disclosure discussing the Company’s financial performance in any reports to be filed with the SEC, reviewing earnings press releases and financial information and earnings guidance provided to analysts and ratings agencies and preparing any reports of the audit committee as may be required by the SEC; and

•
reviewing any significant issues that arise regarding accounting principles and financial statement presentation, conflicts or disagreements between management and the independent auditor or other financial reporting issues and reporting to the board of directors with respect to related material issues.

Nasdaq rules require that the audit committee have the specific audit committee responsibilities and authority necessary to comply with Rule 10A-3(b)(2), (3), (4) and (5) under the Exchange Act, which requires, among other things, that the audit committee have direct responsibility for the appointment, compensation, retention and oversight of our auditors, establishment of procedures for complaints made and selection of consultants with respect to its duties. However, Rule 10A-3 provides that if the laws of a company’s home country prohibit the full board of directors from delegating such responsibilities to the audit committee, the audit committee’s powers with respect to such matters may instead be advisory. As indicated above, under French law, our audit committee may only have an advisory role and make recommendations to our board of directors. Moreover, Rule 10A-3 also provides that its audit committee requirements do not conflict with any laws of a company’s home country that require shareholder approval of such matters. Under French law, our shareholders must appoint the statutory auditor once every six fiscal years.
Compensation Committee. Our compensation committee assists our board of directors in reviewing, making recommendations to our board of directors and overseeing matters related to the compensation of our executive officers and directors. Our compensation committee held seven meetings in 2015. Ms. Ekeland served on the compensation committee until December 2015 and resigned from the board of directors in January 2016. Messrs. Warner and Vidal currently serve on the compensation committee. Mr. Warner is the chairman of our compensation committee. Our board of directors has determined that each member of our compensation committee is independent within the meaning of the applicable Nasdaq and SEC rules. The principal duties and responsibilities of our compensation committee include:

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reviewing and making recommendations to the board with respect to the overall compensation strategy and policies for the Company, including making recommendations to the board of directors regarding performance goals and objectives of the Chief Executive Officer and other senior management, reviewing regional and industry-wide compensation practices and trends and evaluating and recommending to the board of directors the compensation plans and programs, terms of employment, severance and other agreements and compensation-related policies advisable for the Company;

•	recommending to the board of directors with respect to the determination and approval of the compensation and other terms of employment of the Chief Executive Officer;

•	making recommendations regarding the compensation of executive officers and certain members of senior management, as appropriate;

•	reviewing and making recommendations to the board of directors with respect to other personnel and compensation matters, including benefits plans and insurance coverage;

•
reviewing and discussing with management the compensation discussion and analysis and other compensation information that we may be required to include in SEC filings and preparing any reports of the compensation committee on executive compensation as may be required by the SEC; and

•	reviewing and making recommendations to the board of directors regarding the compensation paid to non-employee directors.
The charter for our compensation committee allows the compensation committee to delegate its authority to subcommittees, as appropriate.

The compensation of our senior management, other than our Chief Executive Officer, is determined by the board of directors, taking into account recommendations from our compensation committee and our Chief Executive Officer.
Under French law, we must obtain shareholder approval at a general meeting of shareholders in order to authorize the board of directors to grant equity compensation. Generally, the shareholders then delegate to our board of directors the authority to decide on the specific terms of the grant of equity compensation, within the limits of the shareholders’ authorization. The compensation committee is responsible for evaluating and making recommendations to the board of directors with respect to our equity plans.
Our compensation committee engages compensation consultants from time to time to assist in evaluating the design and assessing the competitiveness of our executive compensation. For more detailed information on the role of compensation consultants, see “Executive Compensation–Compensation Discussion and Analysis – Compensation Philosophy and Objectives – Participants in the Compensation Process – Role of Compensation Consultant” elsewhere in this proxy statement.
Nomination and Corporate Governance Committee. Our nomination and corporate governance committee mainly assists our board of directors in overseeing all aspects of the company’s corporate governance functions and making recommendations to the board of directors regarding corporate governance issues and identifies, reviews, evaluates and recommends to our board of directors candidates to serve as directors. Our nomination and corporate governance committee held four meetings in 2015. Ms. Ekeland served on the nomination and corporate governance committee until December 2015 and resigned from the board of directors in January 2016. Mr. Vidal and Ms. Evan currently serve on the nomination and corporate governance committee. In addition, Ms. Fox was appointed to the nomination and corporate governance committee effective April 2016. Ms. Evan is the chairwoman of our nomination and corporate governance committee. Our board of directors has determined that each member of our nomination and corporate governance committee is independent within the meaning of the applicable Nasdaq and SEC rules. The principal duties and responsibilities of our nomination and corporate governance committee include:

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identifying, reviewing, evaluating and recommending to the board of directors the persons to be nominated for election as directors and to each of the committees of the board of directors and establishing related policies;

•	reviewing and assessing the performance of management and the board of directors, including committees of the board of directors;

•	assessing the independence of directors;

•	developing and recommending to the board of directors corporate governance principles and reviewing governance and compliance policies;

•	making recommendations regarding director compensation; and

•	reviewing with the Chief Executive Officer plans for succession to the offices of the Company’s executive officers.
Nomination of Directors
Our board of directors believes that it should be composed of directors with diverse, complementary backgrounds, and that directors should, at a minimum, exhibit proven leadership capabilities and possess experience at a high level of responsibility within their chosen fields. When considering a candidate for director, the nomination and corporate governance committee considers whether the directors, both individually and collectively, can and do provide the experience, judgment, commitment, skills and expertise appropriate to lead our high-growth technology company in an extremely competitive, predominantly North American market. In addition, the nomination and corporate governance committee considers a nominee’s expected contribution to the diversity of skills, background, experiences and perspectives, given the then existing composition of the board of directors as a whole. The nomination and corporate governance committee also provides input and guidance regarding the independence of directors, for formal review and approval by our board of directors.
Prior to nominating a sitting director for re-election at an annual meeting of shareholders, in addition to the factors described above, the nomination and corporate governance committee will consider the director’s past attendance at, and participation in, meetings of the board of directors and the committees on which the director sits, as well as the director’s formal and informal contributions to the work of the board of directors and its committees. The nomination and corporate governance committee will also consider feedback received during the annual committee assessment process, as well as general, overall board assessments conducted from time to time. The nomination and corporate governance committee considers each director nominee’s experience, judgment, commitment, skills and expertise relevant to service on our board of directors.
When seeking candidates for director, the nomination and corporate governance committee may solicit suggestions from incumbent directors, management, shareholders and others. Additionally, the board of directors has in the past used and may continue to use the services of third party search firms to assist in the identification and analysis of appropriate candidates. In 2015, Egon Zehnder assisted the board of directors in sourcing candidates to fill the vacancy on the board due to Ms. Ekeland’s resignation. After conducting an initial evaluation of a prospective candidate, members of the board of directors will interview that candidate if they believe the candidate might be suitable. The Chairman of the board of directors may also ask the candidate to meet with certain members of the management. If the nomination and corporate governance committee believes a candidate would be a valuable addition to the board of directors, it may recommend to the board of directors that candidate’s appointment or election, who, in turn, can submit the candidate for consideration by the shareholders.
The nomination and corporate governance committee will consider candidates for director recommended by a shareholder or group of shareholders who meet the requirements set forth in Articles L. 225-105 and R. 225-71 of the French Commercial Code. The nomination and corporate governance committee will evaluate such recommendations applying its regular nominee criteria and considering the additional information set forth below. Eligible shareholders wishing to recommend a candidate for nomination as a director are requested to send the recommendation in writing to: Board of Directors, Criteo, 32, Rue Blanche, 75009 Paris, France. The nomination and corporate governance committee will accept recommendations of director candidates throughout the year; however, in order for a recommended director candidate to be considered by the nomination and corporate governance committee for nomination to stand for election at an upcoming annual meeting of shareholders, the recommendation must be received no fewer than 25 days prior to the date of the Company’s annual meeting of shareholders. A shareholder recommendation must contain the following information:

•	the text of the resolution to appoint the director candidate;

•	a brief explanation of the reason for such recommendation;

•	information about the director nominee; and

•	an affidavit to evidence the requisite share holdings.
In connection with its evaluation of director candidates, the nomination and corporate governance committee or the board of directors may request additional information from the candidate or the recommending shareholder and may request an interview with the candidate. The nomination and corporate governance committee has discretion to decide which individuals, if any, to recommend for nomination as directors to the board of directors, which, in turn, makes a recommendation to the shareholders.
Executive Sessions of Non‑Management Directors
In order to promote discussion among the non‑management directors, regularly scheduled executive sessions (i.e., meetings of non‑management directors without management present) are held to review such topics as the non‑management directors determine. Mr. Warner, our lead independent director, presides at our executive sessions.
Communications with the Board of Directors
The board of directors has established a process to facilitate communication between shareholders and other interested parties and our directors, including our lead independent director. All communications by shareholders and other interested parties can be sent to: General Counsel, Criteo, 32, Rue Blanche, 75009 Paris, France. To communicate with any of our directors electronically, shareholders can go to our website at criteo.investorroom.com/corporate-governance under “Contact the Board.” Communications are distributed to the board of directors, or to any individual directors as appropriate, depending on the facts and circumstances outlined in the communication. In that regard, the Criteo board of directors has requested that certain items which are unrelated to the duties and responsibilities of the board of directors should be excluded, such as: product complaints, product inquiries, new product suggestions, resumes and other forms of job inquiries, surveys and business solicitations and advertisements. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any communication that is filtered out must be made available to any non-management director upon request.
Directors’ Attendance at Board, Committee and Annual Meetings
The board of directors held seven meetings during 2015. Each incumbent director attended at least 75% of the aggregate of the meetings of the board of directors and meetings held by all committees on which such director served during 2015. A director’s retainer fees are reduced if such director does not attend 100% of the regularly-scheduled in-person meetings held by the board of directors during the fiscal year, provided that each director is permitted to attend one such meeting telephonically without his or her retainer fees being reduced. For more information, see “Director Compensation” elsewhere in this proxy statement.
Directors are invited but not required to attend the annual meeting of shareholders. Mr. Rudelle was the only director serving on the board of directors at the time of the meeting who attended the 2015 Annual General Meeting of Shareholders.

RESOLUTIONS 1-6:

ELECTION OF DIRECTORS
General
We currently have six directors. Under French law and our By-laws, our board of directors must be composed of between three and 18 members. Within this limit, the number of directors is determined by our shareholders. Directors are elected, re-elected and may be removed at a shareholders’ general meeting with a simple majority vote of our shareholders. Currently, pursuant to our By-laws, our directors are elected for three-year terms. However, pursuant to Resolution 37, we are requesting that shareholders approve an amendment to our By-laws to reduce the term of office of our directors to two years.
Our By-laws also provide, in accordance with French law, that our directors may be removed with or without cause by the affirmative vote of the holders of at least a majority of the votes of the shareholders present, represented by a proxy or voting by mail at the relevant ordinary shareholders’ meeting. In addition, our By-laws provide, in accordance with French law, that any vacancy on our board of directors resulting from the death or resignation of a director may be filled by vote of a majority of our directors then in office, provided there are at least three directors remaining, and provided further that there has been no shareholders meeting since such death or resignation. Directors chosen or appointed to fill a vacancy are elected by the board of directors for the remaining duration of the current term of the replaced director. The appointment must be ratified at the next shareholders’ general meeting. In the event the board of directors is composed of less than three directors as a result of vacancancies, the remaining directors shall immediately convene a shareholders’ general meeting to elect one or several new directors so there are at least three directors serving on the board of directors, in accordance with French law.
The following table sets forth information regarding each director and director nominee, including his or her age, as of March 31, 2016.

Name	Age	Current Position	Director Since	Term Expiration Year
Jean-Baptiste Rudelle	46	Chairman	2006	2016
Eric Eichmann(1)	48	Director Nominee	—	—
Dana Evan(2)(3)	56	Director	2013	2018(7)
Sharon Fox(3)(4)	45	Director	2016	2016
Hubert de Pesquidoux(2)	50	Director	2012	2018(7)
Dominique Vidal(3)(5)(6)	51	Director	2013	2017(8)
James Warner(2)(5)	62	Lead Independent Director	2013	2016

(1)	Mr. Eichmann assumed the role of Chief Executive Officer as of January 1, 2016.
(2)	Member of the audit committee.
(3)	Member of the nomination and corporate governance committee. Ms. Fox was appointed to the nomination and corporate governance committee effective April 2016.
(4)
Ms. Fox was appointed by the board of directors in March 2016 for the remainder of Ms. Ekeland’s three-year term in office, expiring in 2016. The board of directors is submitting the renewal of Ms. Fox's term to the shareholders for approval at the Annual General Meeting.

(5)	Member of the compensation committee.
(6)	Served on the board of directors as representative of Index Venture Associates IV Limited from December 2007 until July 2013.
(7)	If Resolution 37 is approved at the Annual General Meeting, Ms. Evan’s and Mr. de Pesquidoux’s terms will expire in 2017.
(8)
If Resolution 37 is approved at the Annual General Meeting, Mr. Vidal’s term will expire this year. As a result, in Resolution 6, we are requesting that shareholders approve the renewal of Mr. Vidal’s term at the Annual General Meeting, subject to the approval of Resolution 37.

In addition, French law requires that companies having at least 50 employees for a period of 12 months over the last three years set up a Comité d’Entreprise, or Works’ Council, composed of representatives elected from among the employees. Our Works’ Council was formed in May 2011. Two of these representatives, currently Laura Malnar and Pascal Pons, are entitled to attend all meetings of the board of directors and meetings of the shareholders, in an observer capacity.
Director Nominees
The board of directors, based on the recommendation of the nomination and corporate governance committee, has nominated Jean-Baptiste Rudelle, Eric Eichmann, Sharon Fox and James Warner to be elected directors at the Annual General Meeting. In the event that Resolution 37, which would reduce our directors’ terms of office from three years to two years, is approved, Dominique Vidal’s term of office would also expire this year. As a result, the board of directors, based on the recommendation of the nomination and corporate governance committee, has also nominated Mr. Vidal to be re-elected director at the Annual General Meeting, subject to the approval of Resolution 37.
Each of the nominees for director to be elected at the Annual General Meeting, other than Mr. Eichmann, currently serves as a director of the Company. Mr. Eichmann was appointed as our Chief Executive Officer as of January 1, 2016 and is nominated to be elected to the board of directors at the Annual General Meeting. The board of directors determined to nominate Mr. Eichmann in light of his appointment as our Chief Executive Officer. Ms. Fox was appointed by the board of directors as of March 2016 to fill the vacancy on the board due to Ms. Ekeland’s resignation. Ms. Fox was recommended for appointment as a member of the board of directors by the nomination and corporate governance committee in consultation with Egon Zehnder, an executive search consulting firm.
If Resolution 37 is approved, each director elected at the Annual General Meeting will hold office until the 2018 Annual General Meeting. If Resolution 37 does not pass, each director elected at the Annual General Meeting will hold office until the 2019 Annual General Meeting, except for Mr. Vidal whose current office would expire at the 2017 Annual General Meeting. Regardless of the passage of Resolution 37, each director elected at the Annual General Meeting will serve until his or her successor is duly elected and qualified.
If any nominee at the time of election is unable or unwilling to serve or is otherwise unavailable for election, and as a consequence thereof other nominees are designated, then the persons named in the proxy or their substitutes will have the discretion and authority to vote or to refrain from voting for other nominees in accordance with their judgment.
Given the unique and indispensable skills and expertise, and the dedication and value that each of Mr. Rudelle, Mr. Warner, Ms. Fox, Mr. Eichmann and Mr. Vidal bring to our board of directors, we request that, pursuant to Resolutions 1 through 6, you approve:
•the ratification of the provisional appointment of office of Ms. Fox;
•the renewal of the terms of office of Mr. Rudelle, Mr. Warner and Ms. Fox;
•the appointment of Mr. Eichmann; and
•the renewal of the term of office of Mr. Vidal, subject to the approval of Resolution 37.
For the full text of Resolutions 1-6, please see Annex B.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTIONS 1-6.

DIRECTOR COMPENSATION
Director Compensation Table
The following table sets forth compensation information for 2015 for each person who served as a non-employee member of our board of directors during 2015. Mr. Rudelle, our Executive Chairman and former Chief Executive Officer and Chairman, is not included in this table as he was an officer of the Company and received no compensation for his services as a director in 2015. The compensation received by Mr. Rudelle as an officer of the Company is described under “Executive Compensation—Compensation Discussion and Analysis–Elements of Our Executive Compensation Program” and under “Executive Compensation–Summary Compensation Table” and the tables that follow.

Name(1)	Fees Earned or Paid in Cash ($)(3)	Stock Awards ($)	Warrant Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(5)	Total ($)
Marie Ekeland(2)	6,874	—	—	—	—	—	6,874
Dana Evan	43,670	—	144,161	—	—	61,783	249,614
Hubert de Pesquidoux	44,870	—	144,161	—	—	61,783	250,814
Dominique Vidal	18,000	—	200,139	—	—	85,774	303,913
James Warner	54,888	—	144,161	—	—	61,783	260,832

(1)
All amounts presented in the Director Compensation Table are expressed in U.S. dollars. The exchange rate used for the purpose of the Director Compensation Table to convert euros into U.S. dollars is 1.108775.

(2)	Ms. Ekeland resigned from our board of directors as of January 29, 2016.
(3)	The amounts in the Fees Earned or Paid in Cash column are comprised of amounts paid in both euros and U.S. dollars as provided in the table below.

Name	Fees Earned or Paid in Euros ($)	Fees Earned or Paid in U.S. Dollars ($)
Marie Ekeland	6,874	—
Dana Evan	8,870	34,800
Hubert de Pesquidoux	8,870	36,000
Dominique Vidal	—	18,000
James Warner	11,087	43,800

(4)
In accordance with French law, the acquisition of non-employee warrants, or Bons de Souscription d’Actions (“BSAs”), by our directors is subject to the payment of a subscription price that must be at least equal to the fair market value of such BSAs on the date of grant. The amounts reported in the Warrant Awards column reflect the subscription price of the BSAs, which is equal to the aggregate grant date fair value of such BSAs, computed in accordance with FASB ASC Topic 718 Compensation - Stock Compensation (“ASC Topic 718”). To account for the required subscription price, the independent directors received additional compensation from the Company, equivalent in value to the amount shown, and eligible to offset the subscription price for the BSAs. See “Independent Director Compensation Program” below. For information regarding the assumptions used in determining the fair value of a warrant, please refer to Note 19 of the Company’s Annual Report on Form 10-K as filed with the SEC on February 29, 2016.

The aggregate number of BSAs held by each non-employee director as of December 31, 2015 was as follows:

Name	Number of BSAs
Marie Ekeland	0
Dana Evan	38,330
Hubert de Pesquidoux	38,330
Dominique Vidal	12,440
James Warner	60,330

(5)
The amounts reported in the All Other Compensation column reflect Company-paid taxes in respect of the subscription price of the BSAs. See “–Independent Director Compensation Program” below for a discussion of the BSAs granted to our directors in 2015.

Independent Director Compensation Program
Directors (other than the Chairman) who are not independent receive no remuneration for service as a member of our board of directors or any committee of the board, but are reimbursed for reasonable expenses incurred in connection with attending board and committee meetings.
The compensation committee is responsible for reviewing and recommending the compensation program for our non-employee directors to the board of directors for approval. The compensation committee reviews our non-employee director compensation program annually and works with its independent compensation consultant, to design and update the director compensation program to maintain competitive compensation levels.
In making decisions regarding non-employee director compensation, the compensation committee considers data provided by its compensation consultants about non-employee director compensation at the companies in our compensation peer group (the composition of our compensation peer group is described below under “Executive Compensation–Compensation Discussion and Analysis”). Total compensation for each non-employee director is generally targeted at the median of our peer group total director compensation.
The compensation committee believes that a combination of cash and equity is the best way to attract and retain directors with the background, experience and skills necessary for a company such as ours, and is in line with our industry’s practice. Pursuant to French law, non-employee directors may not be granted stock options or RSUs. As a result, BSAs are a key element of our independent director compensation and, under the current director compensation program, independent directors receive an initial grant of BSAs, upon being appointed and an annual attendance fee comprised of cash and BSAs.
However, in accordance with French law, the acquisition of BSAs by our directors is subject to the payment of a subscription price that must be at least equal to the fair market value of such BSAs on the date of grant. To account for this, the independent directors received additional compensation equivalent in value to, and eligible to offset, the subscription price for the BSAs. The payment of fees to offset the BSA subscription price constitutes taxable compensation to our directors. Once the BSAs are subscribed for, they are subject to a vesting period and can thereafter be exercised by the holder by paying the corresponding exercise price. The amounts reported in the column titled “Warrant Awards” in the Director Compensation table above reflect the amount of the subscription price of the BSAs, which is equal to the aggregate grant date fair value of such BSAs.

Prior to April 2015, the components of independent director compensation were as follows:

Compensation Element	Director Compensation Program(1)
Annual Cash Attendance Fees(2)	$27,719
Annual Equity Attendance Fees	$144,161 in BSAs that vest over four years(3)
Committee Membership Fees(2)	$6,653 for audit committee $4,435 for compensation committee $2,218 for nomination and corporate governance committee
Chair Fee(2)	$16,632 for audit committee $9,979 for compensation committee $9,979 for nomination and corporate governance committee
Lead Independent Director Fee(2)	$11,088
New Director Equity Award (one-time grant)	30,600 in BSAs that vest over two years
(1) Prior to April 2015, the director compensation program was earned in euros and is reported above in U.S. dollars based on an exchange rate of €1.00 = $1.108775, which represents the average exchange rate for the year ended December 31, 2015.

(2) Payment of fees was prorated based on attendance at five meetings per year.
(3) One quarter of the BSA award vests on the first anniversary of the date of grant and the remainder vests in 12 equal quarterly installments thereafter.
In 2015, the compensation committee engaged Compensia, Inc. (“Compensia”), the compensation committee’s independent compensation consultant, to conduct a review of the independent director compensation program compared to the competitive market. Compensia’s analysis showed that overall compensation for independent directors was below the peer group median. After consideration of Compensia’s findings, the board of directors approved a revised independent director compensation program, denominated in U.S. dollars, intended to align each director compensation element with the 50th percentile of the Company’s peer group.
See “Executive Compensation–Compensation Discussion and Analysis” for details on the composition of our compensation peer group.

As of April 2015, the components of independent director compensation are as follows:

Compensation Element	Director Compensation Program
Annual Cash Attendance Fees(1)	$40,000
Annual Equity Attendance Fees(2)	$200,000 in BSAs that vest over four years(3)
Committee Membership Fees(1)	$8,000 for audit committee $5,000 for compensation committee $3,000 for nomination and corporate governance committee
Chair Fee(1)	$20,000 for audit committee $15,000 for compensation committee $10,000 for nomination and corporate governance committee
Lead Independent Director Fee(1)	$10,000
New Director Equity Award (one-time grant)(4)	$200,000 in BSAs that vest over four years(3)
(1)    Fees paid to directors are contingent on attendance at 100% of the ordinary board of directors’ meetings and committee meetings and are reduced pro-rata to the extent of any absence from such meetings; provided (i) directors are allowed to attend one meeting per year by telephone or videoconference without their 100% participation rate being affected, and (ii) in the event that a regularly scheduled board of directors’ meeting is changed during the course of the year, a director’s attendance at such meeting by telephone or videoconference will not affect his or her 100% participation rate.

(2) Directors do not receive the annual equity attendance fees for the year that they join the board of directors.
(3) One quarter of the BSA award vests on the first anniversary of the date of grant and the remainder vests in 12 equal quarterly installments thereafter.
(4) Prorated for directors who join during the year, upon discretion of the board of directors.

RESOLUTION 7:
FIXING OF THE AMOUNT OF DIRECTORS’ ATTENDANCE FEES
Under French law, our shareholders must approve the maximum amount of attendance fees that may be paid to all directors each fiscal year. As discussed in more detail above under “Director Compensation,” in 2015, the board of directors approved a revised independent director compensation program, intended to align each director compensation element with the 50th percentile of the Company’s peer group. Consistent with the practice among our peers, we offer our independent directors the opportunity to invest in our equity, in the form of BSAs (non-employee warrants). The aggregate amount of attendance fees paid in 2015, including those paid to offset the subscription price of BSAs granted to the directors, was approximately $1.1 million, or the equivalent of approximately €967,000 at a euro to U.S. dollar exchange rate of 1.108775. See “Director Compensation” above for a description of the independent director compensation program and the fees paid to directors in 2015. The board of directors has subsequently added a new independent director, Ms. Fox, to fill the vacancy on the board due to Ms. Ekeland’s resignation, and may seek to nominate additional independent directors prior to the next annual shareholders’ meeting if an existing director were to resign or retire.
Accordingly, we ask that the shareholders approve an increase to the maximum amount of attendance fees that may be paid to all directors per fiscal year from €1.5 million to €2.25 million (or from $1.7 million to $2.5 million, using the exchange rate referenced above). As a reminder, the overall annual amount of €1.5 million was set by the annual shareholders’ meeting in 2014. The increase in the overall amount of attendance fees will provide the board of directors with the required flexibility to maintain an independent director compensation program that is in line with our peers and accommodate new independent directors, taking into account that the attendance fees paid to the directors will include an amount equal to the subscription price for any BSAs granted, which reflects the fair value of the BSAs at grant.
For the full text of Resolution 7, please see Annex B.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 7.

EXECUTIVE OFFICERS
The following table sets forth information regarding our executive officers, including their ages, as of March 31, 2016:

Name	Age	Position(s)
Jean-Baptiste Rudelle(1)	46	Executive Chairman
Eric Eichmann(2)	48	Chief Executive Officer
Benoit Fouilland	51	Chief Financial Officer
Romain Niccoli	38	Chief Technology Officer / Human Resources

(1)
As of January 1, 2016, Mr. Rudelle transitioned from the role of Chief Executive Officer and Chairman of the board of directors of Criteo S.A. and Chief Executive Officer of Criteo Corp. to the role of Executive Chairman, whereby he serves as the Chairman of the board of directors of Criteo S.A. and directs the strategic vision of the Company as Chief Executive Officer of Criteo Corp., our U.S. subsidiary. Mr. Rudelle’s biographical information is provided above under “Board of Directors – Director and Director Nominee Biographies.”

(2)
As of January 1, 2016, Mr. Eichmann was promoted from Chief Operating Officer & President to Chief Executive Officer. Mr. Eichmann’s biographical information is provided above under “Board of Directors – Director and Director Nominee Biographies.”

Benoit Fouilland has served as our Chief Financial Officer since March 2012. From September 2009 to March 2012, he served as Senior Vice President and Chief Financial Officer for the Europe, Middle East and Africa (EMEA) region of SAP AG, a multinational software corporation. From April 2008 to September 2009, Mr. Fouilland was the Chief Financial Officer of Business Objects S.A., an enterprise software company which was acquired by SAP AG in 2007. Mr. Fouilland received a Master in Business Administration degree from INSEAD, a Diplôme d’Études Supérieures Spécialisées degree in Financial Audit from Université Paris Dauphine and a Business degree from the ESLSCA Graduate School of Business in Paris.
Romain Niccoli, one of our founders, has served as our Chief Technology Officer since March 2006 and has been leading our Human Resources department since April 2015. From October 2000 to May 2005, he served as Lead Software Design Engineer at Microsoft Corporation. Mr. Niccoli received a Master in Computer Science degree from Mines Paris Tech, France.

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
The following compensation discussion and analysis provides comprehensive information and analysis regarding our executive compensation program for 2015 for our “Named Executive Officers” and provides context for the decisions underlying the compensation reported in the executive compensation tables in this Proxy Statement. For 2015, our Named Executive Officers include (i) our principal executive officer; (ii) our principal financial officer; and (iii) our other two executive officers, other than the principal executive officer and the principal financial officer. For the year ended December 31, 2015, our Named Executive Officers were:

Jean-Baptiste Rudelle	Chief Executive Officer and Chairman (principal executive officer)
Benoit Fouilland	Chief Financial Officer (principal financial officer)
Eric Eichmann	Chief Operating Officer and President
Romain Niccoli	Chief Technology Officer / Human Resources
As of January 1, 2016, Mr. Rudelle transitioned from the role of Chief Executive Officer and Chairman of the board of directors of Criteo S.A. and Chief Executive Officer of Criteo Corp. to the role of Executive Chairman, whereby he serves as the Chairman of the board of directors of Criteo S.A. and directs the strategic vision of the Company as the Chief Executive Officer of Criteo Corp., our U.S. subsidiary. As of that same date, Mr. Eichmann was promoted to the role of Chief Executive Officer. All references to “Chief Executive Officer” in the following “Compensation Discussion and Analysis” section refer to Mr. Rudelle for 2015.
Certain amounts in this Compensation Discussion and Analysis relating to compensation in 2015 have been converted from euros to U.S. dollars at a rate of €1.00 = $1.108775 and from British pounds to U.S. dollars at a rate of £1.00 = $1.528447, which represent average exchange rates for the year ended December 31, 2015, and certain amounts relating to compensation in 2014 have been converted from euros to U.S. dollars at a rate of €1.00 = $1.326364 and from British pounds to U.S. dollars at a rate of £1.00 = $1.646097, which represent average exchange rates for the year ended December 31, 2014.
We believe that we have a very strong team of executives who have the ability to execute our strategic and operational priorities. The combination of strong executive leadership and highly talented and motivated employees played a key role in our strong financial performance in fiscal year 2015, as described below.
2015 Financial and Operating Highlights
We are a global technology company specializing in digital performance marketing. We strive to deliver post-click sales to our advertiser clients at scale and according to the client’s targeted return on investment. We use our proprietary predictive software algorithms, coupled with large volumes of granular shopping intent data and deep insights gained from the analysis of expressed consumer intent and purchasing habits, to price and deliver in real time highly relevant and personalized digital performance advertisements to consumers. By measuring our value delivered on a post-click sales basis, we make the return on investment transparent and easy to measure for our advertiser clients.
2015 Financial Highlights:

•	Revenue increased 34% (or 49% on a constant currency basis) from $988.2 million in 2014 to $1,323.2 million in 2015;

•	Revenue excluding traffic acquisition costs, or Revenue ex-TAC, increased 33% (or 48% on a constant currency basis) from $402.8 million in 2014 to $534.0 million in 2015;

•	Net income increased from $46.9 million in 2014 to $62.3 million in 2015;

•	Adjusted EBITDA increased from $105.4 million in 2014 to $143.4 million in 2015.

Revenue ex-TAC and Adjusted EBITDA are non-GAAP measures. We define Revenue ex-TAC as our revenue excluding traffic acquisition costs. We define Adjusted EBITDA as our consolidated earnings before interest, taxes, depreciation and amortization, adjusted to eliminate the impact of share-based compensation expense, service costs (pension) and acquisition-related deferred price consideration. Please refer to footnotes 3 and 5 to the Other Financial and Operating Data table in “Item 6—Selected Financial Data” of our Annual Report on Form 10-K for a reconciliation of Revenue ex-TAC to revenue and Adjusted EBITDA to net income, in each case the most directly comparable financial measure calculated and presented in accordance with GAAP.
The following chart shows the growth of our Revenue ex-TAC, Adjusted EBITDA, cash flow from operating activities and net income over the past three years:
2015 Operating Highlights:

•	We added more than 3,000 net clients in 2015, while maintaining client retention at over 90%;

•	Over 47% of our Revenue ex-TAC was generated from mobile ads during the month of December 2015;

•	Revenue from our existing clients contributed 59.8% of our global year-over-year revenue growth in 2015, demonstrating our ability to drive revenue expansion within our customer base;

•
In the fourth quarter of 2015, we generated 25% of our Revenue ex-TAC from users that were matched on at least two devices, illustrating the continued deployment of our cross-device solution to our clients.

Compensation Program Highlights
Highlights of our executive compensation program for 2015 include:

•
The board of directors and shareholders approved the introduction of performance-based restricted stock units (“PSUs”) as a component of our executive compensation program, further reinforcing our focus on pay for performance;

•	We paid annual incentive bonuses to our Named Executive Officers with funding at 90% of target based on strong Company performance as described below;

•
We updated our compensation peer group to maintain alignment with key attributes of the Company, including our industry, market capitalization and certain financial attributes, such as annual revenue and annual revenue growth.

Executive Compensation Policies and Practices
We have adopted several executive compensation policies and practices, including compensation-related corporate governance standards, consistent with our executive compensation philosophy:

What We Do	What We Don’t Do
•    Performance-based equity incentives
•    Performance-based annual incentive bonus
•    Independent compensation consultant engaged by our compensation committee
•    Annual review and approval of our compensation strategy
•    Significant portion of executive compensation contingent upon corporate performance
•    Four-year equity award vesting periods, including a two-year cliff for RSUs and PSUs
•    Prohibition on short sales, hedging of stock ownership positions and transactions involving derivatives of our ADSs
•    Limited and modest perquisites

•    No “single-trigger” change of control benefits
•    No tax gross-ups for change of control benefits
•    No employment agreements with executive officers that contain guarantees for salary increases, guaranteed bonuses or guaranteed equity compensation

Compensation Philosophy and Objectives
Pay for Performance
Our philosophy in setting compensation policies for executive officers has four fundamental objectives: (1) to attract and retain a highly skilled team of executives in competitive markets; (2) to reward our executives for achieving or exceeding our financial, operational and strategic performance goals; (3) to align our executives’ interests with those of our shareholders; and (4) to provide compensation packages that are competitive and reasonable relative to our peers and the broader competitive market. The compensation committee and the board of directors believe that executive compensation should be directly linked both to continuous improvements in corporate performance and accomplishments that are expected to increase shareholder value. The board of directors has historically compensated executive officers through three direct compensation components: base salary, an annual incentive bonus opportunity and long-term incentive compensation in the form of equity awards. The compensation committee and the board of directors believe that cash compensation in the form of base salary and an annual incentive bonus provides our executives with short-term rewards for success in operations, and that long-term incentive compensation using equity awards increases retention and aligns the objectives of our executives with those of our shareholders with respect to long-term performance. Beginning in 2015, long-term equity compensation for our executive officers includes PSUs, in addition to stock options.

Participants in the Compensation Process
Role of the Compensation Committee and the Board of Directors
In accordance with French law, committees of our board of directors have an advisory role and can only make recommendations to our board of directors. As a result, while our compensation committee is primarily responsible for our executive compensation program, including establishing our executive compensation philosophy and policies, as well as determining specific compensation arrangements for the Named Executive Officers, final approval by our board of directors is required on all such matters. The board actions and decisions regarding executive compensation referred to throughout this Compensation Discussion are made following the compensation committee’s comprehensive in-depth review, analysis and recommendation.
The board of directors approves the performance goals recommended by the compensation committee under the Company’s annual and long-term incentive plans and achievement by executives of these goals. While the compensation committee draws on a number of resources, including input from the Chief Executive Officer and the compensation committee’s independent compensation consultant, to make decisions regarding our executive compensation program, the compensation committee is responsible for making the ultimate recommendation to be approved by the board of directors. The compensation committee relies upon the judgment of its members in making recommendations to the board of directors, after reviewing several factors, including recommendations of the Chief Executive Officer, Company performance, individual performance and fit, retention objectives, current compensation opportunities as compared with similarly situated executives at peer companies (based on review of competitive market analyses), equitable balancing of compensation among executives, and other factors as it may deem relevant.
Role of Compensation Consultant
The compensation committee retains the services of Compensia as its independent compensation consultant. The mandate of the consultant includes assisting the compensation committee in its review of executive and director compensation practices, including the competitiveness of pay levels, design of the Company’s annual and long-term incentive compensation plans, executive compensation design, and analysis of competitive market practices. The compensation committee is responsible for oversight of the work of the compensation consultant and annually evaluates the performance of its compensation consultant. The compensation committee has discretion to engage and terminate the services provided by the compensation consultant, subject to formal approval by the board of directors.
At its meeting in October 2015, the compensation committee assessed the independence of Compensia pursuant to SEC and Nasdaq rules and the board of directors concluded that no conflict of interest exists that would prevent Compensia from serving as an independent consultant to the compensation committee.
Role of Chief Executive Officer
Our Chief Executive Officer attends compensation committee meetings and works with the chair of the compensation committee and its compensation consultant to develop compensation recommendations for the executive officers (excluding the Chief Executive Officer), based upon individual experience and breadth of knowledge, internal considerations, such as executive officers’ individual performance during the year and other relevant factors. The Chief Executive Officer’s recommendations are reviewed and considered with other applicable information by the compensation committee which then makes a recommendation to the board of directors. The compensation committee works directly with its compensation consultant to recommend to the board of directors compensation actions for our Chief Executive Officer. In accordance with Nasdaq listing rules, our Chief Executive Officer is not present during deliberations or voting concerning his own compensation.
Use of Competitive Market Data
The compensation committee draws on a number of resources to assist in the evaluation of the various components of the Company’s executive compensation program. For example, an evaluation of the compensation practices at peer companies is a factor that the compensation committee considers in assessing the reasonableness of compensation and ensuring that our compensation practices are competitive in the marketplace.
Our peer companies in 2015 were selected by the compensation committee and approved by the board of directors, with the support of Compensia. Each year, the compensation committee reviews our peer group with the assistance of the compensation consultant and updates the peer group as appropriate. The peer companies referenced in determining compensation actions in 2015 were selected on the basis of their similarity to us in terms of broad industry, location, market capitalization, financial attributes, including revenue and revenue growth, and number of employees.
Based on this evaluation, the compensation committee selected the following 17 peer companies for 2015, which generally had revenues within the range of half to twice the Company’s revenue, and between half to three times the Company’s market capitalization:

comScore	Fair Isaac	Tableau Software

Conversant	j2 Global	VeriSign

Cornerstone OnDemand	Marketo	Yelp

CoStar Group	Pandora Media	Zillow Group

Dealertrack Technologies	Qlik Technologies	Zynga

Endurance International	Rovi
In addition to the peer group above, the compensation committee also reviews competitive compensation data from Radford Global Technology Surveys and Compensia databases. Compensia evaluated the Company’s proposed executive compensation actions for 2015 against competitive market practices, considering base salary, target annual incentives as a percentage of base salary, target total cash compensation, target annual long-term incentive compensation values and target total compensation.
In general, our board of directors seeks to set executives’ total cash compensation (base salary plus target annual incentive bonus) and long-term incentive compensation at levels that are competitive with our peers (based on its review of the compensation data for executives with similar roles in the Company’s peer group). However, the compensation committee does not formally “benchmark” our executive officers’ compensation to a specific percentile of our peer group. Instead, it considers competitive market data as one factor among many in its deliberations. The compensation committee makes compensation decisions based on its assessment of several inputs, including recommendations of the Chief Executive Officer, Company performance, individual performance and fit, retention objectives, current compensation opportunities as compared with similarly situated executives at peer companies (based on review of competitive market analyses), equitable balancing of compensation among executives, and other elements as it may deem relevant.
Elements of Executive Compensation Program
In 2015, our executive compensation program consisted of three principal elements:

•	Base salary

•	Annual incentive bonus

•	Long-term incentive compensation

Base Salary
Base salary is the principal fixed element of an executive’s annual cash compensation during employment. The level of base salary reflects the executive’s skills and experience and is intended to be on par with other job opportunities available to him. Given the industry in which we operate and our compensation philosophy and objectives, we believe it is important to set base salaries at a level that is competitive with our peer group in order to retain our current executives and to hire new executives when and as required. However, our review of the competitive market data is only one factor in setting base salary levels, where the compensation committee also considers the following factors:

•	individual performance of the executive, as well as overall performance of the Company, during the prior year;

•	level of responsibility, including breadth, scope and complexity of the position;

•	years of experience and level of expertise of the executive;

•	internal review of the executive’s compensation relative to other executives to ensure internal equity; and

•	in the case of executive officers other than the Chief Executive Officer, the recommendations of the Chief Executive Officer.
Base salaries for executive officers are determined on an individual basis at the time of hire. Adjustments to base salary are considered annually in light of the criteria listed above. The Chief Executive Officer assists the compensation committee in its annual review of the base salaries of other executive officers based on the foregoing criteria.

2015 Base Salaries
The 2014 and 2015 base salaries of the Named Executive Officers, both in local currency and translated into U.S. dollars, and the reasons for any base salary adjustment are set forth below:

Name	Position(1)	2014 Base Salary (in local currency)	2015 Base Salary (in local currency)	2014 Base Salary (in USD)(2)	2015 Base Salary (in USD)(2)	Rationale for Adjustment
Jean-Baptiste Rudelle	Chief Executive Officer and Chairman	€200,000 (services to Criteo S.A.) $270,000 (services to Criteo Corp.)(3)	€210,000 (services to Criteo S.A.) $283,500 (services to Criteo Corp.)(3)	$532,515	$516,343	5% increase to align base salary with 50th percentile of CEOs within our peer group.
Eric Eichmann	Chief Operating Officer and President	£304,800	£320,040	$501,730	$489,164	5% increase to recognize strong performance and evolving role within the organization. 2015 salary approximates 75th percentile for COOs within our peer group.
Benoit Fouilland	Chief Financial Officer	€270,000	€283,500	$358,118	$314,338	5% increase to recognize strong performance. 2015 salary approximates 50th percentile for CFOs within our peer group.
Romain Niccoli	Chief Technology Officer / Human Resources	€230,000	€241,500	$305,064	$267,769
5% increase to recognize strong performance and to bring base salary into alignment with peer group. 2015 base salary is below the 50th percentile for officers of a similar position, as a result of differences in our reporting structure as compared to our peers.

(1) Refers to such Named Executive Officer’s position in 2015. As of January 1, 2016, Mr. Rudelle transitioned from his role of Chief Executive Officer and Chairman to the role of Executive Chairman and Mr. Eichmann was promoted to the role of Chief Executive Officer. See “—2016 Compensation Actions.”

(2) Although base salaries for the Named Executive Officers increased from 2014 to 2015 in local currency, base salaries represented in U.S. dollars decreased as a result of the impact of changes in foreign exchange rates. 2014 base salaries have been converted from euros to U.S. dollars at a rate of €1.00 = $1.326364 and from British pounds to U.S. dollars at a rate of £1.00 = $1.646097, which represent average exchange rates for the year ended December 31, 2014. 2015 base salaries have been converted from euros to U.S. dollars at a rate of €1.00 = $1.108775 and from British pounds to U.S. dollars at a rate of £1.00 = $1.528447, which represent average exchange rates for the year ended December 31, 2015.

(3) From January to July 2014, Mr. Rudelle was exclusively Chairman and Chief Executive Officer of Criteo S.A. and was entitled to an annual base salary of €400,000 and eligible to earn an annual target bonus of 100% of his annual base salary. Effective August 1, 2014, Mr. Rudelle also became the Chief Executive Officer of Criteo Corp., our U.S. subsidiary, in addition to continuing in his role as Chairman and Chief Executive Officer for Criteo S.A. As of August 1, 2014, Mr. Rudelle (i) was entitled to an annual base salary of €200,000 and was eligible to earn an annual target bonus of 100% for his services to Criteo S.A and (ii) was entitled to an annual base salary of $270,000 and was eligible to earn an annual target bonus of 100% of his annual base salary for his services to Criteo Corp.

Annual Bonus Incentive
The Company also provides executive officers with the opportunity to earn annual cash bonus awards pursuant to the Criteo Executive Bonus Plan (the “EBP”), which are specifically designed to motivate our executives officers to focus on certain company-wide priorities as established by the board of directors and to reward them for individual results and achievements in a given year.
The EBP is intended to provide structure and predictability regarding the determination of performance-based cash bonuses. Specifically, the EBP seeks to:

(i)	help attract and retain a high quality executive management team;

(ii)	increase management focus on challenging yet realistic goals intended to create value for shareholders;

(iii)	encourage management to work as a team to achieve the Company’s goals; and

(iv)	provide incentives for participants to achieve results that exceed Company goals.
     Pursuant to the EBP, the cash bonus opportunities for our executive officers are approved on an annual basis by the board of directors. The company goals, their relative weighting, and the relative weighting for each of the individual performance goals of the executive officers, if applicable, are also established by the board of directors at the beginning of the year, upon recommendation of the compensation committee, shortly after the board of directors has approved our annual operating plan.
Under the EBP, the board of directors has the discretion to determine the extent to which a bonus award shall be adjusted based on an executive’s individual performance or such other factors as it may, in its discretion, deem relevant. An executive’s bonus award may be adjusted downward to zero by the board of directors for poor individual performance. The board of directors is not required to set individual goals for a given year.
2015 Annual Bonus Incentive
The performance measures and related target levels for 2015 were developed by the compensation committee and approved by the board of directors in March 2015. For 2015, the board of directors, on recommendation from the compensation committee, determined that it was appropriate for our Named Executive Officers’ goals to match our corporate goals, and no separate individual goals were established. As a result, the Company’s performance against our corporate goals determined the level of funding for the bonus pool.
The quantitative measures selected for the 2015 EBP were Revenue ex-TAC and incremental Adjusted EBITDA. Incremental Adjusted EBITDA is the difference between 2015 Adjusted EBITDA and 2014 Adjusted EBITDA. Each of the quantitative measures was subject to a maximum payout of 200%. These measures were selected by the board of directors because Revenue ex-TAC and Adjusted EBITDA are the key measures it uses to monitor the Company’s financial performance. In particular, our strategy focuses on maximizing the growth of our Revenue ex-TAC on an absolute basis over maximizing our near-term gross margin, as we believe this focus builds sustainable long-term value for our business by fortifying a number of our competitive strengths, including access to advertising inventory, breadth and depth of data and continuous improvement of the Criteo Engine’s performance, allowing it to deliver more relevant advertisements at scale.
In addition, the board of directors selected the following four functional measures for the 2015 EBP, the achievement and payout scale of which was at the board of directors’ discretion, subject to a maximum payout of 200%: (i) growth of the Company’s business in the Asia-Pacific region, (ii) implementation of the Company’s 2015 recruitment plan, (iii) development of the Company’s cross-device solution and (iv) building of new products.
Based on the achievement of the above-described corporate goals at an 87% level as compared to the performance targets, the compensation committee recommended to the board of directors a 90% funding multiplier for purposes of determining the annual bonus incentive amount for the Named Executive Officers, which was approved by the board of directors.

The achievement of the quantitative goals was calculated as follows:

Performance Measure	Threshold Performance Level (0%)	Target Performance Level (100%)	Maximum Performance Level (200%)	Actual
Revenue Ex-TAC(1)	$490.1M	$525.6M	$587.7M	$534.4M
Incremental Adjusted EBITDA(2)	$35.7M	$51.0M	$102.0M	$56.1M

(1) Revenue ex-TAC is a non-GAAP measure. We define Revenue ex-TAC as our revenue excluding traffic acquisition costs.
(2) Adjusted EBITDA is a non-GAAP measure. We define Adjusted EBITDA as our consolidated earnings before interest, taxes, depreciation and amortization, adjusted to eliminate the impact of share-based compensation expense, pension service costs and acquisition-related deferred price consideration. Incremental Adjusted EBITDA is the difference between 2015 Adjusted EBITDA and 2014 Adjusted EBITDA. The incremental Adjusted EBITDA threshold, target, and maximum amounts were set by the board of directors in euros and the actual achievement level was measured by the board of directors in euros. For purposes of the table above, these amounts have been converted to U.S. dollars at the rate set forth on the first page of this Compensation Discussion and Analysis. As a result, the actual Incremental Adjusted EBITDA amount reflected in the table above is different than what is presented in our Annual Report on Form 10-K for the year ended December 31, 2015 with respect to Adjusted EBITDA.

In assessing whether the Company achieved its functional goals, the board of directors considered: (i) the strong momentum in the Company's Chinese export business, (ii) that the Company substantially met its internal target for increasing overall headcount, but did not fully meet its hiring plans at the senior executive level, (iii) that cross-device matching increased in 2015 and the Company is on track with internal targets with respect to cross-device matching, and (iv) the progress made by the Company toward introducing new product lines.
The chart below indicates the approved annual incentive bonus award for each Named Executive Officer under the 2015 EBP:

Name	Bonus Target as % of Base Salary(1)	Funding Multiplier as % of Target	Actual Payout Amount	Actual Payout as a % of Target
Jean-Baptiste Rudelle	100%	90%	$464,709	90%
Eric Eichmann	80%	90%	$352,198	90%
Benoit Fouilland	70%	90%	$198,033	90%
Romain Niccoli	60%	90%	$144,595	90%

(1) Mr. Niccoli’s bonus target as a percentage of base salary was increased from 50% for 2014 to 60% for 2015. Otherwise, there was no change from 2014 to 2015 in the bonus target as a percentage of base salary for any of our Named Executive Officers.

Long-Term Incentive Compensation
Long-term incentive compensation in the form of equity awards is an important tool for the Company to attract industry leaders of the highest caliber and to retain them for the long term. The majority of our executive officers’ compensation in 2015, particularly for our Chief Executive Officer, was provided in the form of equity awards. The Company’s equity compensation program seeks to align our executive officers’ financial interests with those of our shareholders by motivating them to assist with the achievement of both near-term and long-term corporate objectives.
Historically, the board of directors only granted stock options to employees. However, following a change to the tax treatment of free shares, or restricted stock units (“RSUs”), under French law (the enactment of the Loi Macron in August 2015), the board of directors, after careful review by the compensation committee, decided to add

RSUs to the Company’s equity compensation program for employees. As a result, the Company held a shareholders’ meeting on October 23, 2015, at which two RSU plans were approved: (i) a general plan (the “2015 Time-Based RSU Plan”) providing for the grant of RSUs, subject only to time-based vesting, to employees of the Company, and (ii) a performance-based plan (the “2015 Performance-Based RSU Plan”) providing for the grant of PSUs, subject to the achievement of performance goals and time-based vesting, to the executive officers and certain other members of management and employees of the Company, as determined by the board of directors.
While stock options remain a valuable compensation tool for us, the addition of PSUs further increases the pay-for-performance connection to, and shareholder alignment with, our executive compensation program.
In addition to the initial equity award that each executive receives upon being hired, the board of directors may also grant all or certain of our executives additional equity awards each year as part of our annual review of the Company’s executive compensation program. The eligibility for, and size of, any additional equity award to each of our executive officers are determined on a discretionary basis taking into account the following factors:

•	each executive officer’s individual performance assessment, the results and contributions delivered during the year, as well as the anticipated potential future impact of each individual executive;

•	delivering equity values that are competitive when compared against those our peer group would grant to executives with similar responsibility;

•	the size and vesting schedule of existing equity grants in order to maximize the long-term retentive power of all additional grants;

•	the size of each executive officer’s total cash compensation;

•	the Company’s overall performance relative to corporate objectives; and

•	the Company’s overall equity budget for the year, after reviewing peer equity utilization.
Based on the foregoing factors, the board of directors, upon recommendation of the compensation committee, determined that the 2015 long-term incentive compensation to be granted to each of our executive officers should consist of a mix of stock options and PSUs. The board of directors believes that the use of both stock options and PSUs provides a balanced focus on enhancing value for our shareholders and achieving specified financial results.
The table below sets forth the equity awards granted by the board of directors under the 2014 Stock Option Plan and 2015 Performance-Based RSU Plan, respectively, to our Named Executive Officers in 2015:

Name	Shares Issuable Upon Exercise of 2015 Stock Option Grants	Shares Issuable Upon Vesting of 2015 PSU Grants
Jean-Baptiste Rudelle	110,000	46,020
Benoit Fouilland	60,000	25,100
Eric Eichmann	128,900	20,920
Romain Niccoli	50,000	20,920
Vesting of Stock Option Grants
The stock option awards have a four-year vesting period, with one quarter of the award vesting on the first anniversary of the date of grant and the remainder vesting in 12 equal quarterly installments thereafter, subject to the recipient’s continued employment with the Company.
Performance Conditions and Vesting of PSU Grants
Vesting of the PSUs granted to the Named Executive Officers was contingent upon the attainment of the 2015 Revenue ex-TAC goal set by the board of directors in the first quarter of 2015.
As growth in Revenue ex-TAC is the single most important metric used by the board of directors to measure the Company’s financial performance given both our current development stage and the significant growth opportunities ahead of us, the compensation committee and board of directors determined that Revenue ex-TAC was the appropriate performance measure for the 2015 PSU grant. Our compensation committee and board of directors believe that setting a one-year performance measurement period is appropriate at this stage in the Company’s development, due to the steep trajectory of our top-line revenue growth and the risk of setting inappropriate targets if we were to project more than one year in advance. This approach is balanced by the four-year vesting schedule to which any earned PSUs are subject, as discussed below.
The following table outlines the minimum, target and maximum goals for the PSUs granted as 2015 long-term incentive awards.

Revenue Ex-TAC Goal	Percentage of PSUs Earned
<$473.0M	0%
$473.0M	90% (Minimum)
$525.6M	100% (Target)
>$525.6M	100% (Maximum)
Actual 2015 Revenue ex-TAC was $534.4 million, or 102% of the Revenue ex-TAC target, and as a result the Named Executive Officers earned 100% of the PSUs awarded to them in 2015.
Our compensation committee and board of directors also believe that a time-based vesting schedule for any earned PSUs is important to provide additional retention incentives for our highly valuable executives. For added long-term retention value, earned PSUs are subject to a four-year vesting schedule, with half the PSUs vesting on the second anniversary of the grant date and the remainder vesting in eight equal quarterly installments thereafter, which quarterly vesting is subject to the recipient’s continued employment with the Company. As a result, none of the PSUs granted to the Named Executive Officers for 2015 will vest until October 2017.
As the Company and its compensation program evolve and we continue to evaluate the effectiveness of PSUs in attaining our compensation objectives, we intend to review the appropriateness of PSU grants in future years, the metrics applicable to PSUs and the length of the measurement period for PSU metrics.
2016 Compensation Actions
As of January 1, 2016, Mr. Rudelle transitioned from his role of Chief Executive Officer and Chairman of the board of directors of Criteo S.A. and Chief Executive Officer of Criteo Corp. to the role of Executive Chairman, whereby he serves as the Chairman of the board of directors of Criteo S.A. and directs the strategic vision of the Company as the Chief Executive Officer of Criteo Corp., our U.S. subsidiary. As of that same date, Mr. Eichmann was promoted to Chief Executive Officer. Any new employment arrangements entered into in connection with this transition will be disclosed on a Current Report on Form 8-K once finalized.
Other Compensation Information
Employee Benefit Programs
Each of our executive officers is eligible to participate in the employee benefit plans available to our employees in the country in which they are employed, including medical, dental, group life and disability insurance, in each case on the same basis as other employees in such country, subject to applicable law. We also provide vacation and other paid holidays to all employees, including executive officers, all of which we believe to be comparable to those provided at peer companies. These benefit programs are designed to enable us to attract and retain our workforce in a competitive marketplace. Health, welfare and vacation benefits ensure that we have a productive and focused workforce through reliable and competitive health and other benefits.
Our retirement savings plan for U.S. employees is a tax-qualified 401(k) retirement savings plan (the “401(k) Plan”), pursuant to which all employees, including any Named Executive Officer employed by our U.S. subsidiary (Criteo Corp.), are able to contribute certain amounts of their annual compensation, subject to limits prescribed by the Internal Revenue Service. In 2015, we provided a 100% matching contribution on employee contributions up to the first 3% of eligible compensation and a 50% matching contribution for the next 2% of eligible compensation. Mr. Rudelle, who was the only Named Executive Officer employed by our U.S. subsidiary in 2015, did not participate in the 401(k) plan in 2015.
In the United Kingdom, we are required to enroll employees who meet certain basic conditions, including any Named Executive Officer employed by our U.K. subsidiary (Criteo Ltd.), into a workplace pension scheme. We are also required to pay in to eligible employees’ pension schemes. For 2015, employees were required to contribute at least 1% of their qualifying earnings and we were required to contribute at least 2% of employees’ qualifying earnings to their pension schemes. These minimum amounts will be increased in October 2017. In 2015, we permitted employees to opt-in to higher voluntary levels of contribution, pursuant to which (i) if an employee contributed 3% of their qualifying earnings, we would contribute 5%, (ii) if an employee contributed 4% of their qualifying earnings, we would contribute 6%, and (iii) if an employee contributed 5% or more of their earnings, we would contribute 7%. In addition, for U.K. employees at the Vice President level and above, including Mr. Eichmann, we elected to contribute 12% of such employees’ qualifying earnings to their pension scheme.
Perquisites and Other Personal Benefits
We provide limited perquisites to our Named Executive Officers. For more information on the perquisites and other personal benefits provided to our Named Executive Officers, please refer to footnote (8) to the Summary Compensation Table in “Executive Compensation – Compensation Tables” included elsewhere in this Proxy Statement.
Stock Ownership Requirements
In accordance with French law, our board of directors requires that 10% of the shares resulting from the exercise of stock options or received upon the vesting of RSUs or PSUs by our Chairman, Chief Executive Officer and Deputy Chief Executive Officers (“directeurs générals délégués”) be held by such persons until the termination of their respective offices. For 2015, Mr. Rudelle was our Chairman and Chief Executive Officer and Messrs. Fouilland and Niccoli were our Deputy Chief Executive Officers. As of January 1, 2016, Mr. Rudelle is our Chairman, Mr. Eichmann is our Chief Executive Officer and Messrs. Fouilland and Niccoli are our Deputy Chief Executive Officers.
Timing of Compensation Actions
Compensation, including base salary adjustments, for our Named Executive Officers is reviewed annually, usually in the first quarter of the fiscal year, and upon promotion or other change in job responsibilities.
 Equity Grant Policy
We do not have, nor do we plan to establish, any program, plan or practice to time stock option grants in coordination with releasing material non-public information.
Short Sale and Derivatives Trading Policy
Our insider trading policy prohibits short sales, trading in derivative instruments and other inherently speculative transactions in our equity securities by our employees and related persons.
Compensation Recovery (“Clawback”) Policy
As of the date of this Proxy Statement, we do not have a formal compensation recovery policy, often referred to as a “clawback” policy. However, the 2015 Time-Based RSU Plan and the 2015 Performance-Based RSU Plan both provide that any RSU and PSU awards granted thereunder are subject to any clawback policy enacted by the Company in the future. In addition, the 2016 Stock Option Plan, which we are asking shareholders to approve pursuant to Resolution 20, also provides that any option awards granted thereunder will be subject to any clawback policy enacted by the Company in the future. Once the SEC adopts final rules relating to clawback policies required for U.S. domestic registrants, the Company will comply with such rules as required.

Risks Related to Compensation Policies and Practices
As part of the Board’s risk oversight role, our compensation committee reviews and evaluates the risks associated with our compensation programs. The compensation committee has reviewed our compensation policies as generally applicable to our employees and believes that our policies do not encourage excessive and unnecessary risk-taking, and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on the Company. In making this determination, the compensation committee considered the following:

•	the Company’s use of different types of compensation vehicles to provide a balance of short-term and long-term incentives with fixed and variable components;

•	the granting of equity-based awards with time-based vesting and performance-based vesting, both of which encourage participants to generate long-term appreciation in equity values;

•
the Company’s annual bonus determinations for each employee being tied to achievement of Company goals, which goals seek to promote retention on behalf of the Company and to create long-term value for our shareholders; and

•
the Company’s system of internal control over financial reporting and code of business conduct and ethics, which among other things, reduce the likelihood of manipulation of the Company’s financial performance to enhance payments under any of its incentive plans.

REPORT OF THE COMPENSATION COMMITTEE
The compensation committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Form 10-K for the year ended December 31, 2015.

THE COMPENSATION COMMITTEE
James Warner (Chair)
Dominique Vidal

COMPENSATION TABLES
Summary Compensation Table
The following Summary Compensation Table sets forth, for the three years ended December 31, 2015, 2014 and 2013, respectively, the compensation for services in all capacities earned by the Company’s Chief Executive Officer, Chief Financial Officer and the Company’s only two other executive officers, who are referred to collectively as the “Named Executive Officers.”

Name and Principal Position (1)	Year	Salary ($)	Bonus ($)	Stock Awards ($)(5)(6)	Option Awards ($)(5)	Non-Equity Incentive Plan Compensation ($)(7)	All Other Compensation ($)(8)	Total ($)
Jean-Baptiste Rudelle (2)	2015	516,343	—	1,795,089	1,627,017	464,709	35,290	4,438,448
Executive Chairman	2014	532,515	—	—	4,135,988	843,297	71,498	5,583,298
	2013	416,869	—	—	—	666,991	32,143	1,116,003
Eric Eichmann (3)	2015	489,164	—	816,020	1,932,294	352,198	58,700	3,648,377
Chief Executive Officer	2014	501,730	—	—	—	639,405	149,081	1,290,216
	2013	288,506	—	—	3,204,316	192,430	188,732	3,873,984
Benoit Fouilland	2015	314,338	—	979,069	887,464	198,033	15,857	2,394,761
Chief Financial Officer	2014	358,118	—	—	—	399,338	35,402	792,858
	2013	358,454	—	—	545,647	229,411	20,242	1,153,754
Romain Niccoli (4)	2015	267,769	—	816,020	739,553	144,595	—	1,967,937
Chief Technology Officer / Human Resources	2014	305,064	—	—	1,783,652	242,983	32,168	2,363,867
	2013	—	—	—	—	—	—	—

(1)
All amounts presented in the Summary Compensation Table, and in the supporting tables that follow, are expressed in U.S. Dollars. Certain amounts payable to Messrs. Rudelle, Fouilland and Niccoli were paid in euros and to Mr. Eichmann in British Pounds. The exchange rate used for the purpose of the Summary Compensation Table, and, unless otherwise noted, the supporting tables that follow, for the three years ended December 31, 2015, 2014 and 2013 is as follows:

Date	Euro to U.S. Dollar Conversion Rate	British Pound to U.S. Dollar Conversion Rate
12/31/15	1.108775	1.528447
12/31/14	1.326364	1.646097
12/31/13	1.327609	1.563579

(2)	Prior to January 1, 2016, Mr. Rudelle served as Chairman and Chief Executive Officer.

(3)	Prior to January 1, 2016, Mr. Eichmann served as Chief Operating Officer and President.

(4)	Mr. Niccoli was not a Named Executive Officer in 2013.

(5)
The amounts reported for 2015 in the Stock Awards and Option Awards columns reflect the aggregate grant date fair value of each award computed in accordance with ASC Topic 718. For information regarding the assumptions used in determining the fair value of an award, please refer to Note 19 of the Company’s Annual Report on Form 10-K as filed with the SEC on February 29, 2016. The amounts reported for 2014 and 2013 in the Stock Awards and Option Awards columns reflect the aggregate grant date fair value of each award computed in accordance with IFRS 2 Share Based Payment as we prepared and reported our consolidated financial statements under IFRS as issued by the International Accounting Standards Board (“IASB”) for the years ended December 31, 2013 and 2014. For information regarding the assumptions used in determining the fair value of an award, for awards granted in 2014, please refer to Note 8 of the Company’s Annual Report on Form 20-F as filed with the SEC on March 27, 2015 and, for awards granted in 2013, please refer to Note 8 of the Company’s Annual Report on Form 20-F as filed with the SEC on March 6, 2014.

(6)	The amounts reported in the Stock Award column represent the grant date fair value of the 2015 award of PSUs at target, which also reflects the maximum award.

(7)
The amounts reported in the Non-Equity Incentive Plan Compensation column represent the amount of the cash incentive bonus earned by the Named Executive Officer for performance for the three years ended December 31, 2015, 2014 and 2013 under the Company’s annual cash incentive bonus plan. See “Executive Compensation–Compensation Discussion and Analysis–Elements of Executive Compensation Program—Annual Bonus Incentive” for a discussion of the annual cash incentives earned by each Named Executive Officer in respect of 2015.

(8)	The amounts reported in the All Other Compensation column for 2015 include the following:

Named Executive Officer	Unemployment Insurance Premiums ($)(a)	Life Insurance and Disability Benefit Plan Contributions ($)(b)	Company-Provided Travel ($)(c)	Defined Contribution Plan Payments ($)(d)	Tax Reimbursements ($)(e)
Jean-Baptiste Rudelle	22,340	—	12,950	—	—
Eric Eichmann	—	—	—	58,700	—
Benoit Fouilland	—	14,356	—	—	1,500
Romain Niccoli	—	—	—	—	—

(a)
As the Chief Executive Officer of the Company, Mr. Rudelle was not entitled to receive state-provided unemployment benefits in the event of termination pursuant to French law. The amount listed in this column represents the cost to the Company of the premium paid by the Company in respect of the unemployment insurance policy obtained by the Company on Mr. Rudelle’s behalf to provide similar benefits to the state-provided unemployment benefits that Mr. Rudelle would have otherwise been eligible to receive, were he not the Chief Executive Officer, in the event of a termination of his employment. See “—Potential Payments upon Termination or Change of Control” for a discussion of the severance benefits payable to Mr. Rudelle upon termination of employment.

(b)
Represents the cost to the Company in respect of Mr. Fouilland’s life insurance and disability plan, which includes premium cost and $7,187 in social charges remitted to France by the Company pursuant to French law.

(c)
Represents the cost to the Company of personal travel for Mr. Rudelle’s family incurred in connection with Mr. Rudelle’s role as Chief Executive Officer of Criteo Corp. and relocation to Palo Alto, California. The foregoing incremental cost to the Company includes the price of tickets purchased and $3,258 in social charges remitted to France by the Company pursuant to French law.

(d)	Represents the cost to the Company of its contribution to Mr. Eichmann’s defined contribution pension plan.

(e)	Represents Company-paid taxes in respect of the premium paid for Mr. Fouilland’s health and disability plan.

Grants of Plan-Based Awards Table 2015
The following table sets forth the grants of plan-based awards to Named Executive Officers during the year ended December 31, 2015.

Name		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/Sh)(4)	Closing Price on Date of Grant ($/Sh)(4)	Grant Date Fair Value of Stock and Option Awards ($)(5)
	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Jean-Baptiste Rudelle	—	—	516,343	1,032,686	—	—	—	—	—	—	—	—
	10/29/15	—	—	—	41,418	46,020	46,020	—	—	—	—	1,795,089
	10/29/15	—	—	—	—	—	—	—	110,000	39.00	38.56	1,627,017
Eric Eichmann	—	—	391,331	782,663	—	—	—	—	—	—	—	—
	10/29/15	—	—	—	18,828	20,920	20,920	—	—	—	—	816,020
	1/29/15	—	—	—	—	—	—	—	128,900	39.78	39.98	1,932,294
Benoit Fouilland	—	—	220,036	440,073	—	—	—	—	—	—	—	—
	10/29/15	—	—	—	22,590	25,100	25,100	—	—	—	—	979,069
	10/29/15	—	—	—	—	—	—		60,000	39.00	38.56	887,464
Romain Niccoli	—	—	160,662	321,323	—	—	—	—	—	—	—	—
	10/29/15	—	—	—	18,828	20,920	20,920	—	—	—	—	816,020
	10/29/15	—	—	—	—	—	—	—	50,000	39.00	38.56	739,553

(1)
The amounts in the Estimated Future Payouts Under Non-Equity Incentive Plan Awards column represent each Named Executive Officer’s annual cash incentive earned in respect of 2015. See “Executive Compensation–Compensation Discussion and Analysis–Elements of Executive Compensation Program—Annual Bonus Incentive” for a discussion of the annual cash incentives earned by each Named Executive Officer in respect of 2015.

(2)
On October 29, 2015, the Named Executive Officers received a grant of PSUs. Since the Revenue ex-TAC performance goal was achieved, 50% of the PSUs will vest on the second anniversary of the date of grant and the remainder will vest in eight equal quarterly installments thereafter, based on continued employment. See “Executive Compensation–Compensation Discussion and Analysis—Elements of Our Executive Compensation Program—Long-Term Incentive Compensation” for a discussion of the terms of the PSUs granted in 2015.

(3)
On October 29, 2015, the Named Executive Officers received a grant of stock options (except for Mr. Eichmann, who received a grant of stock options on January 29, 2015), as described in “Executive Compensation–Compensation Discussion and Analysis—Elements of Our Executive Compensation Program—Long-Term Incentive Compensation.” 25% of the stock options will vest on the first anniversary of the date of grant and the remainder will vest in 12 equal quarterly installments thereafter, based continued employment.

(4)
Pursuant to the Company’s 2014 Stock Option Plan and consistent with Article L. 225-177 of the French Commercial Code, the exercise price of a stock option is set at the higher of (i) the closing price on the day prior to the grant date, and (ii) 95% of the average closing price during the 20 trading days prior to the grant date. This pricing formula may result in an exercise price that is greater than or less than the closing price on the date of grant. The column titled Closing Price on the Date of Grant is provided pursuant to SEC disclosure requirements, where the exercise price of a stock option is less than the closing price of the underlying stock on the date of grant.

(5)
Represents the grant date fair value, measured in accordance with ASC Topic 718, of stock option awards and PSU awards made in 2015. Grant date fair values are calculated pursuant to assumptions set forth in Note 19 of the Company’s Annual Report on Form 10-K as filed with the SEC on February 29, 2016.

Executive Employment Agreements
Criteo has entered into an offer letter agreement or employment agreement with each of the Named Executive Officers, the material terms of which are described below. Each of the agreements with our Named Executive Officers is for an indefinite term. The provisions of the employment agreements relating to termination of employment are described under “Potential Payments Upon

Termination or Change of Control” below. See “Executive Compensation–Compensation Discussion and Analysis–Elements of Our Executive Compensation Program” for a discussion of the elements of compensation of each of the Named Executive Officers for the year ended December 31, 2015.
Jean-Baptiste Rudelle
Mr. Rudelle is not party to an employment agreement with Criteo S.A. Prior to August 1, 2014, Mr. Rudelle served exclusively as the Chief Executive Officer and Chairman of Criteo S.A. Effective, August 1, 2014, and in addition to continuing to serve as our Chairman and Chief Executive Officer, Mr. Rudelle became the Chief Executive Officer of Criteo Corp., our wholly-owned U.S. subsidiary. In connection with his appointment to the position of Chief Executive Officer of Criteo Corp., we entered into an at-will offer letter agreement with Mr. Rudelle that provides for an annual base salary of $270,000 and a target annual bonus equal opportunity equal to 100% of his base salary, each subject to periodic review and increase and in addition to the compensation Mr. Rudelle received in his capacity as the Chairman and Chief Executive Officer of Criteo S.A.
As of January 1, 2016, Mr. Rudelle transitioned from his role of Chief Executive Officer and Chairman of the board of directors of Criteo S.A. and Chief Executive Officer of Criteo Corp. to the role of Executive Chairman, whereby he serves as the Chairman of the board of directors of Criteo S.A. and directs the strategic vision of the Company as Chief Executive Officer of Criteo Corp., our U.S. subsidiary. Any new employment arrangements entered into in connection with this transition will be disclosed on a Current Report on Form 8-K once finalized.
Eric Eichmann
We entered into an employment agreement effective as of March 2013, and certain related letter agreements, with Mr. Eichmann, who served as our President and Chief Operating Officer through December 31, 2015. Under the terms of his employment agreement and the related letter agreements, for the year ended December 31, 2015, Mr. Eichmann was entitled to receive an annual base salary of £320,040 (equivalent to $489,164, converted into U.S. dollars pursuant to the exchange rate noted in Footnote 1 to the Summary Compensation Table), and an annual target bonus opportunity equal to 80% of his annual base salary.
As of January 1, 2016, Mr. Eichmann was promoted to the role of Chief Executive Officer of Criteo S.A. Any new employment arrangements entered into in connection with this transition will be disclosed on a Current Report on Form 8-K once finalized.
Benoit Fouilland
We entered into an employment agreement effective as of March 1, 2012 with Mr. Fouilland, our Chief Financial Officer. Under the terms of his employment agreement, for the year ended December 31, 2015, Mr. Fouilland was entitled receive to an annual base salary of €283,500 (equivalent to $314,338, converted into U.S. dollars pursuant to the exchange rate noted in Footnote 1 to the Summary Compensation Table), and an annual target bonus opportunity equal to 70% of his annual base salary.
Romain Niccoli
We entered into an employment agreement effective as of March 1, 2006 with Mr. Niccoli, our Chief Technology Officer. Under the terms of his employment agreement, for the year ended December 31, 2015, Mr. Niccoli was entitled receive to an annual base salary of €241,500 (equivalent to $267,769, converted into U.S. dollars pursuant to the exchange rate noted in Footnote 1 to the Summary Compensation Table), and an annual target bonus opportunity equal to 60% of his annual base salary.

Outstanding Equity Awards at 2015 Fiscal Year End
The following table sets forth the number of securities underlying outstanding equity awards held by the Named Executive Officers as of December 31, 2015.

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)(4)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(1)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(6)
Jean-Baptiste Rudelle	4/30/12	68,051	9,722 (2)	—	7.87	4/30/22	—	—	—	—
	7/30/14	102,900	226,381 (3)	—	30.82	7/30/24	—	—	—	—
	10/29/15	—	110,000 (3)	—	39.00	10/29/25	—	—	46,020	1,822,392
Eric Eichmann	4/18/13	110,000	120,000 (3)	—	13.69	4/18/23	—	—	—	—
	9/3/13	35,000	35,000 (2)	—	15.95	9/3/23	—	—	—	—
	1/29/15	—	128,900 (3)	—	39.78	1/29/25	—	—	—	—
	10/29/15	—	—	—	—	—	—	—	20,920	828,432
Benoit Fouilland	3/20/12	405,978	31,068 (2)	—	7.82	3/20/22	—	—	—	—
	9/3/13	33,750	26,250 (2)	—	15.95	9/3/23	—	—	—	—
	10/29/15	—	60,000 (3)	—	39.00	10/29/25	—	—	25,100	993,960
Romain Niccoli	4/30/12	31,372	4,484 (2)	—	7.87	4/30/22	—	—	—	—
	10/25/12	61,845	—	—	10.72	10/25/22	—	—	—	—
	7/30/14	44,375	97,628 (3)	—	30.82	7/30/24	—	—	—	—
	10/29/15	—	50,000 (3)	—	39.00	10/29/25	—	—	20,920	828,432

(1)	Refer to “—Potential Payments upon Termination or Change of Control” below for circumstances under which the terms of the vesting of equity awards would be accelerated.

(2)	The employee warrants will generally vest as to 25% of the grant on the first anniversary of the date of grant and in 12 equal quarterly installments thereafter, based on continued employment.

(3)	The stock options will generally vest as to 25% of the grant on the first anniversary of the date of grant and in 12 equal quarterly installments thereafter, based on continued employment.

(4)	The applicable exchange rate for the exercise price of the stock option and employee warrant awards shown in the Outstanding Equity Awards at Fiscal Year End table are as follows:

Date	Euro to U.S. Dollar Conversion Rate
10/29/15	1.1086
1/29/15	1.1343
7/30/14	1.3429
9/3/13	1.3207
4/18/13	1.3129
10/25/12	1.2942
4/30/12	1.3229
3/20/12	1.3150

(5)
Based on the achievement of the Revenue ex-TAC performance goal, 50% of the PSUs will vest on the second anniversary of the date of grant and in eight equal quarterly installments thereafter. The vesting of the quarterly installments is subject to continued employment. See “Executive Compensation–Compensation Discussion and Analysis–Elements of Executive Compensation Program—Long-Term Incentive Compensation” for a discussion of the terms of the PSUs granted in 2015.

(6)	Determined with reference to $39.60, the closing price of a share of the Company’s ADSs on December 31, 2015.

Option Exercises and Stock Vested in 2015
The following table summarizes for each Named Executive Officer the stock option exercises and shares vested during the year ended December 31, 2015.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Jean-Baptiste Rudelle	—	—	—	—
Eric Eichmann	80,000	2,458,967	—	—
Benoit Fouilland	60,000	2,483,494	—	—
Romain Niccoli	87,559	3,368,276	—	—

Potential Payments upon Termination or a Change of Control
Individual Agreements
We have entered into employment agreements and non-compete agreements, as described below, which require us to provide specified payments and benefits to certain of our executive officers as a result of certain terminations of employment, including following a change of control. Except as discussed below, no other employment agreements with our Named Executive Officers, discussed above in “Executive Compensation—Compensation Tables—Executive Employment Agreements,” provide for any severance, non-compete or change of control payments.
Founder Non-Compete Agreements
The non-compete agreements with Messrs. Rudelle and Niccoli provide for a severance benefit equivalent to 50% of the applicable individual’s total gross compensation (not including equity-based compensation) for the 12-month period preceding the date of his termination of employment, payable in a lump sum within 30 days following the date of termination of employment, subject to deduction of any amount that Messrs. Rudelle or Niccoli may receive separately from us in remuneration for non-compete obligations under any other agreements. If we elect to waive the competitive restrictions in the non-compete agreements within 15 days following the date of termination of employment, however, we will not be required to make such severance payments.
Eric Eichmann
Mr. Eichmann’s employment agreement provides that the agreement may be terminated by us without cause if we provide six months’ prior written notice or, in lieu of such prior written notice, payment of severance consisting of Mr. Eichmann’s basic salary for the applicable number of days and any other entitlements, benefits, incentives, bonus, or vacation days which would have accrued had Mr. Eichmann remained employed during such a notice period. Such requisite six months’ notice or substitute payment by us is not required if Mr. Eichmann’s employment is terminated by us due to his misconduct, serious breach of his agreement, failure to comply with lawful directions of the Board, or a conviction of a criminal offense.

Benoit Fouilland
Mr. Fouilland’s employment agreement provides for a potential severance payment in the event of termination of employment within a period of six months following a change of control, as defined in the agreement, either by way of a dismissal by the Company, other than due to the executive’s gross negligence, or a resignation by Mr. Fouilland following a decrease of his compensation or responsibilities. Such severance payment is equivalent to one year’s total cash compensation, including the bonus for the year of termination, calculated based on the achievement of all objectives. In addition, Mr. Fouilland’s employment agreement includes restrictions on certain competitive activities during the one-year period following the date of his termination of employment, subject to payment by us of monthly compensation equal to 33% of the average monthly gross salary paid to Mr. Fouilland during the 12 months preceding to his termination. We may choose to waive the competitive restrictions, in which case we will not be required to make the non-compete payment.
Romain Niccoli
Both Mr. Niccoli’s employment agreement and his founder non-compete agreement include restrictions on certain competitive activities during the one-year period following the date of his termination of employment in exchange for certain severance payments. Mr. Niccoli’s founder non-compete agreement, as discussed above, provides for a lump sum payment of 50% of his total gross compensation (not including equity-based compensation) for the 12-month period preceding the date of his termination of employment, payable within 30 days following the date of termination of employment. Such payment is subject to the deduction of the amounts he may receive in connection with his non-compete obligations under his employment agreement, which provides restrictions on certain competitive activities during the one-year period following the date of his termination of employment, subject to payment by us of monthly compensation equal to 33% of the monthly gross salary paid to Mr. Niccoli prior to his termination. If we elect to waive the competitive restrictions in Mr. Niccoli’s non-compete agreement within 15 days following the date of termination of employment, however, we will not be required to make severance payments thereunder.
Treatment Under Equity Plans
Stock Option Plans
Each of the Company’s 2012 Stock Option Plan, 2013 Stock Option Plan and 2014 Stock Option Plan provides that in the event of a change of control, as defined in the plans, a successor corporation shall assume all outstanding options or substitute outstanding options with equivalent options or rights. Pursuant to the stock option plans, and other than in respect of our U.K. employees, as discussed below, in the event that the successor corporation does not agree to assume or substitute outstanding options, the options will accelerate and become fully vested and exercisable upon the change of control.
Upon termination of an option holder’s employment with us, unless a longer period is specified in the notice of award or otherwise determined by the board of directors, a vested option will generally remain exercisable for 90 days following the option holder’s termination. If, at the date of termination, the option holder is not entitled to exercise all of his options, the shares covered by the unexercisable portion will be forfeited and revert back to the applicable stock option plan.
The stock option awards granted to our U.K. employees under the stock option plans, including to Mr. Eichmann, provide that in the event of share sale, as defined in the award agreement for such U.K. employees, the board of directors may notify an option holder prior to a date a share sale is likely to occur, and the option holder may exercise only the vested portion of the option prior to such a share sale (subject to a successful completion of a share sale). Where such prior notice by the board of directors is given at least 15 days prior to a share sale, any outstanding option award will automatically lapse on the day following the share sale. Upon a share sale where the option holder is given no prior notice by the board of directors, the option holder may exercise all vested options within the period beginning with the date of completion of the share sale and ending at the end of a period as specified by the board of directors (of no less than 28 days). At the end of such period, any outstanding options shall lapse and cease to be exercisable. Notwithstanding the foregoing, the board of directors has the discretion to accelerate the vesting of such options granted to U.K. employees. Under the 2016 Stock Option Plan, which shareholders are being asked to approve at the Annual General Meeting pursuant to Resolution 20, stock options granted to U.K. employees will be subject to the same provisions regarding a change of control as stock options granted to the remainder of the Company’s employees.

Employee Warrants (BSPCE)
Our employee warrants provide that an unvested warrant will only accelerate in the case of a change of control, as defined in the relevant grant agreement, if the acquirer or the successor corporation does not agree to assume or substitute equivalent rights for the outstanding unvested employee warrants. Upon termination of a BSPCE holder’s employment with us, unless a longer period is specified in the notice of award or otherwise determined by the board of directors, a vested BSPCE will remain exercisable for 90 days following the BSPCE holder’s termination.
Performance-Based Free Share (PSU) Plan
Pursuant to the terms of our 2015 Performance-Based Free Share Plan, in the event of a change of control, if a successor corporation does not agree to assume an unvested PSU or substitute the PSU with an equivalent right, and the grant date of the PSU is at least one year prior to the date of the change of control, the restrictions and forfeiture conditions applicable to the PSU will lapse, and the PSU will become vested prior to the consummation of the change of control, with any performance conditions being deemed to be achieved at target levels. If the grant date of the PSU is less than one year prior to the date of the change of control and no such successor corporation agrees to assume or substitute an unvested PSU, the PSU will lapse.
In the event of a grantee’s death or disability, as defined in the 2015 Performance-Based Free Share Plan, an unvested PSU will vest automatically. In the event of a grantee’s retirement, as defined in the 2015 Performance-Based Free Share Plan, the board of directors has the discretion to determine whether some or all of the unvested PSUs will vest, subject to the limitations of the plan.
If an employee with outstanding PSUs terminates his employment, or we terminate the employee’s service with the Company or any of our affiliates, the employee’s right to vest in the PSUs under the 2015 Performance-Based Free Share Plan, if any, will terminate effective as of the date that such an employee is no longer actively employed.
Quantification
The following table quantifies the potential amounts payable to our Named Executive Officers in connection with certain terminations of their employment or a change of control, under the circumstances described in more detail above. The table reflects estimated amounts assuming that the termination of employment or other circumstance, as applicable, occurred on December 31, 2015. The actual amounts that would be paid upon a named executive officer’s termination of employment or a change of control can be determined only at the time of such event.

POTENTIAL PAYMENTS UPON TERMINATION OR FOLLOWING A CHANGE OF CONTROL
	Termination Without Cause			Termination Without Cause or Resignation by the Executive With Change of Control
Name	Severance Pay ($)	Non-Compete Payments ($)(1)	Total ($)	Severance Pay ($)	Accelerated Vesting of Equity Awards ($)(2)	Non-Compete Payments ($)	Total ($)
Jean-Baptiste Rudelle	—	624,939	624,939	—	3,590,225	624,939	4,215,164
Eric Eichmann	273,932(3)	—	273,932	273,932(3)	—(4)	—	273,932
Benoit Fouilland	—	103,731	103,731	534,374	1,748,836	103,731	2,386,941
Romain Niccoli	—	237,824	237,824	—	1,559,438	237,824	1,797,262

_________

(1)	Assumes the Company did not elect to waive the competitive restrictions in the relevant non-compete clause.

(2)
Represents the value of the equity awards that would vest upon a change of control under the assumption that outstanding equity awards are not assumed or substituted in the change of control transaction, as described above in the “Potential Payments Upon Termination or Change of Control—Treatment Under Equity Plans” narrative. The value shown includes the value of equity awards held by the executive that would become vested under the applicable circumstances. The value of stock options and employee warrants, to the extent applicable, is based on the excess of $39.60, the closing price of a share of the Company’s ADSs on December 31, 2015, over the exercise price of such options or warrants, multiplied by the number of unvested stock options or warrants held by the executive that would become vested under the applicable circumstances. The exchange rate used to convert the exercise price of the options or warrants from Euros into U.S. Dollars is 1.108775.

(3)	Assumes the Company did not provide any prior notice of termination.

(4)
Stock option awards to U.K. employees made prior to the 2016 Stock Option Plan are not subject to automatic accelerated vesting in the event of a share sale (as defined in the award agreement for such U.K. employees), even if the options are not assumed or substituted for. This amount was calculated assuming that the board of directors did not exercise its discretion to accelerate vesting of unvested awards. Under the 2016 Stock Option Plan, which shareholders are being asked to approve at the Annual General Meeting pursuant to Resolution 20, stock options granted to U.K. employees are subject to the same provisions regarding a change of control as stock options granted to the remainder of the Company’s employees.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The compensation committee currently consists of Messrs. Vidal and Warner. During fiscal year 2015, no member of the compensation committee was an employee, officer or former officer of the Company or any of its subsidiaries. During fiscal year 2015, no member of the compensation committee had a relationship that must be described under the SEC rules relating to disclosure of related party transactions. During fiscal 2015, none of our executive officers served on the board of directors or compensation committee of any entity that had one or more of its executive officers serving on the Company’s board of directors or compensation committee.

RESOLUTION 8:

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
In accordance with the requirements of Section 14A of the Exchange Act, we are including in this proxy statement a resolution, subject to shareholder vote, to approve, on a non‑binding, advisory basis, the compensation of our Named Executive Officers (as disclosed under “Executive Compensation—Compensation Discussion and Analysis” and the tables that follow).
The Company’s primary compensation goals for our Named Executive Officers are (1) to attract and retain a highly skilled team of executives in competitive markets; (2) to reward our executives for achieving or exceeding our financial, operational, and strategic performance goals; (3) to align our executives’ interests with those of our shareholders; and (4) to provide compensation packages that are competitive and reasonable relative to our peers and the broader competitive market. The Company’s compensation programs are designed to reward our Named Executive Officers for the achievement of annual and long‑term strategic and operational goals that are expected to increase shareholder value, while at the same time avoiding the encouragement of unnecessary or excessive risk taking. Prior to voting, we encourage shareholders to review the Compensation Discussion and Analysis and executive compensation tables in “Executive Compensation” in this proxy statement for complete details of how our compensation policies and procedures for our Named Executive Officers operate and are designed to achieve the Company’s compensation objectives.
We believe that the Company’s compensation programs for its Named Executive Officers have been effective at promoting the achievement of positive results, appropriately aligning pay and performance and in enabling the Company to attract and retain very talented executives within our industry, while at the same time avoiding the encouragement of unnecessary or excessive risk taking.
We are asking our shareholders to indicate their support for the compensation of our Named Executive Officers as described in this proxy statement. This resolution, commonly known as a “say‑on‑pay” proposal, gives you as a shareholder the opportunity to express your views on our 2015 compensation for our Named Executive Officers. This vote is not intended to address any specific item of compensation; rather, the vote relates to the overall compensation of our Named Executive Officers as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.
Although this is an advisory vote which will not be binding on the compensation committee or the board of directors, the compensation committee and the board of directors will carefully review the results of the shareholder vote. The compensation committee and the board of directors will consider shareholders’ concerns and take them into account in future determinations concerning compensation of its Named Executive Officers. The board of directors therefore recommends that you indicate your support for the compensation of our Named Executive Officers in 2015 as outlined in this Proxy Statement, by voting “FOR” Resolution 8.
For the full text of Resolution 8, please see Annex B.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 8.

RESOLUTIONS 9-11:

ADVISORY VOTE AS TO THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
Section 14A of the Exchange Act requires that, at least once every six years, we ask our shareholders to vote, on a non-binding advisory basis, to determine whether shareholder advisory votes to approve our Named Executive Officers’ compensation should occur every one, two or three years. To comply with this requirement and the limitations of French law, which permits shareholders to only vote “FOR,” “AGAINST” or “ABSTAIN” on any particular matter, we are presenting three non-binding resolutions asking our shareholders whether they prefer to cast future advisory votes on our Named Executive Officers’ compensation every year or once every two years or once every three years, respectively. Shareholders have the option to vote “FOR,” “AGAINST” or abstain on each of the three resolutions.
The board of directors recommends that future advisory votes to approve the compensation of our Named Executive Officers take place every year. After careful consideration, the board of directors has determined that an advisory vote to approve executive compensation that occurs annually is the most appropriate alternative for the Company, as it will allow shareholders to provide us with regular, direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year. Additionally, an annual advisory vote to approve executive compensation is consistent with our policy of seeking input from, and engaging in discussions with, our shareholders on corporate governance matters and our executive compensation philosophy, policies and practices. We will continue to engage with our shareholders regarding our executive pay programs between shareholder advisory votes as part of our governance process.
The Company recognizes that shareholders may have different views as to the best approach for the Company and, therefore, the Company and our board of directors encourage shareholders to express their preferences as to the appropriate frequency of the advisory vote to approve our Named Executive Officers’ compensation by voting “FOR” one (and only one) of Resolutions 9 through 11 and voting “AGAINST” the remaining two such resolutions.
The board of directors and the compensation committee will take into account the outcome of the vote on Resolutions 9 through 11 when determining how often we will ask our shareholders to submit an advisory vote to approve our Named Executive Officers’ compensation. If a majority of the votes cast are in favor of more than one of Resolutions 9 through 11 or if all three such resolutions fail to receive a majority of the votes cast, the Company will consider the resolution with the highest percentage of “FOR” votes to be the recommendation of the shareholders.
For the full text of Resolutions 9-11, please see Annex B.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 9 AND “AGAINST” RESOLUTIONS 10 AND 11.

RESOLUTIONS 12-15:

VOTE ON THE 2015 FINANCIAL STATEMENTS, OFFICIAL DISCHARGE OF DIRECTORS AND STATUTORY AUDITORS AND ALLOCATION OF PROFITS
In accordance with French corporate law, the Company’s statutory financial statements, prepared in accordance with French GAAP, and the Company’s consolidated financial statements prepared in accordance with IFRS as adopted by the European Union, must each be approved by our shareholders within six months following the close of the year. At the Annual General Meeting, the Statutory Auditors will present their reports on the Company’s 2015 French GAAP statutory financial statements and the Company’s 2015 IFRS consolidated financial statements.
Resolution 12 approves the statutory financial statements for the fiscal year ended December 31, 2015 (also referred to as individual or corporate financial statements) and the transactions disclosed therein. For reference, a summary of the Company’s statutory financial statements for the fiscal year ended December 31, 2015 prepared in accordance with French GAAP is set forth in Annex A.

Resolution 13 approves the consolidated financial statements for the fiscal year ended December 31, 2015 and the transactions disclosed therein. For reference, a summary of the Company’s consolidated financial statements for the fiscal year ended December 31, 2015 prepared in accordance with IFRS as adopted by the European Union is set forth in Annex A.
Resolution 14, a routine matter under French law, grants discharge (donner quitus) to the Company’s directors and RBB Business Advisors and Deloitte & Associés (collectively, the “Statutory Auditors”) for the exercise of their respective duties over the course of the past fiscal year. This discharge does not absolve the board of directors or the Statutory Auditors of any wrongdoing or misconduct not expressly brought to the attention of shareholders at the Annual General Meeting.
Resolution 15 allocates the profits for the Company’s statutory financial statements of €60,721,469 for the fiscal year ended December 31, 2015, as follows:

•	Up to €3,920.20 to be allocated to the legal reserve, which will then be provisioned in full, and

•	The remaining balance of €60,717,548.80 to be allocated to retained earnings.
For the full text of Resolutions 12-15, please see Annex B.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RESOLUTIONS 12-15.

RESOLUTIONS 16-18:

VOTE ON THE AGREEMENTS REFERRED TO IN ARTICLE L. 225-38 OF THE FRENCH COMMERCIAL CODE
Pursuant to French law, each of our board of directors and our Statutory Auditors must report annually to our shareholders regarding any related party transactions within the meaning of Articles L. 225-38 et seq. of the French Commercial Code in advance of our Annual General Meeting, and such transactions must be submitted to our shareholders for approval at our Annual General Meeting. As a result, we ask that the shareholders approve the related party agreements referred to in Articles L. 225-38 et seq. of the French Commercial Code. Only new agreements entered into over the course of 2015 are subject to a vote at the Annual General Meeting, and agreements entered into between the Company and its wholly-owned subsidiaries are no longer subject to the procedure of regulated agreements. Pursuant to French law, interested persons may not participate in the shareholder vote on such agreement and their Ordinary Shares will not be taken into account in calculating the quorum or majority for such resolution.
The following agreements are submitted for approval for 2015 pursuant to Resolutions 16-18. It should be noted that none of the agreements set forth below constitute related party transactions that would require disclosure under Item 404 of Regulation S-K.
Agreements with The Galion Project
The Galion Project is a non-profit French organization that brings together digital entrepreneurs who have the common goal of changing the world through breakthrough innovation. Mr. Rudelle, our Executive Chairman and former Chief Executive Officer, is the President of The Galion Project. The following agreements between the Company and The Galion Project are submitted for approval:

•
An agreement entered into for the sub-lease of premises and certain administrative services for an annual amount of approximately €6,300. The agreement came into effect on April 6, 2015 and may be renewed annually, provided that it cannot extend beyond June 2021. The agreement was entered into on reasonable commercial terms similar to those that would apply to an agreement with an unrelated third party.

•	A partnership agreement to organize an event for the launch of The Galion Project on May 5, 2015. The financial commitment of the Company was an immaterial amount.
Agreement with France Digitale
France Digitale is an organization that promotes digital entrepreneurship and innovation in France. Ms. Ekeland, a former director of the Company who resigned in January 2016, is the President of France Digitale. The Company entered into a partnership agreement with France Digitale on July 31, 2015, whereby the Company assisted France Digitale in putting together an event called “Digital France Day 3” held in September 2015, to bring together experts in the field of digital innovation. The financial commitment of the Company was an immaterial amount.
A special report of the Statutory Auditors on the related party transactions entered into in 2015 and submitted for the shareholders’ approval, as well as on related party transactions entered into in previous years that continued in effect in 2015, will be made available to the shareholders in accordance with Articles L. 225-40 and L. 225-40-1 of the French Commercial Code.
For the full text of Resolutions 16-18, please see Annex B.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTIONS 16-18.

AUDIT COMMITTEE REPORT
Following is the report of the audit committee with respect to the Company’s audited 2015 consolidated financial statements, which include its consolidated statements of financial position as of December 31, 2015 and 2014, and the related consolidated statements of income, comprehensive income, changes in equity and cash flows for each of the years in the three-year period ended December 31, 2015, and the related notes thereto.
Responsibilities. As described above under the heading “Board of Directors—Board Committees—Audit Committee,” the audit committee is responsible for, among other things, the evaluation and assessment of the independence and qualification of the independent registered public accounting firm to the extent permitted under French law. It is not the duty of the audit committee to plan or conduct audits or to prepare the Company’s financial statements. Management is responsible for preparing the financial statements and maintaining effective internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act (“Section 404”) and has the primary responsibility for assuring their accuracy, effectiveness and completeness. The independent registered public accounting firm is responsible for auditing those financial statements and the effectiveness of internal control over financial reporting and expressing its opinion as to whether the financial statements present fairly, in accordance with U.S. GAAP, the Company’s financial condition, results of operations and cash flows and whether the Company’s internal control over financial reporting is effective. However, the audit committee does review, upon completion of the audit, the consolidated financial statements proposed to be included in the Company’s reports with the SEC and recommends whether such financial statements should be included. The audit committee also reviews any analyses prepared by management or the independent registered public accounting firm setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements and reviews with management and the independent registered public accounting firm, as appropriate, significant issues that arise regarding accounting principles and financial statement presentation. In addition, the audit committee reviews, upon completion of the audit, the consolidated financial statements prepared in accordance with IFRS as adopted by the European Union for the purpose of our statutory reporting requirements.
In the absence of their possession of a reason to believe that such reliance is unwarranted, the members of the audit committee necessarily rely on the information or documentation provided to them by, and on the representations made by, management or other employees of the Company, the independent registered public accounting firm, and/or any consultant or professional retained by the audit committee, the board of directors, management or by any board committee. Accordingly, the audit committee’s oversight does not provide an independent basis to determine that management has applied U.S. GAAP appropriately or maintained appropriate internal controls and disclosure controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee’s authority and oversight responsibilities do not independently assure that the audits of the financial statements have been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) or that the financial statements are presented in accordance with U.S. GAAP.
Review with Management and Independent Registered Public Accounting Firm. The audit committee reviewed and discussed the audited consolidated financial statements for 2015, including the quality of the Company’s accounting principles, with management and the Company’s independent registered public accounting firm for 2015, Deloitte & Associés. The audit committee also discussed with Deloitte & Associés the matters required to be discussed by Auditing Standard No. 16, “Communications with Audit Committees,” issued by the PCAOB, together with the guidelines established by the SEC and the Sarbanes-Oxley Act, including, among other items, matters related to the conduct of the audit of the consolidated financial statements by the independent registered public accounting firm and its audit of the effectiveness of internal control over financial reporting pursuant to Section 404. Deloitte & Associés provided to the audit committee the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and the audit committee discussed with Deloitte & Associés the latter’s independence, including whether its provision of non-audit services compromised such independence.
Conclusion of the Audit Committee. Based upon the reviews and discussions referred to above, the audit committee recommended that the board of directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the SEC.

Submitted by the audit committee of the board of directors:

Hubert de Pesquidoux (Chair)

Dana Evan

James Warner

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The accounting firm of Deloitte & Associés was appointed by shareholders in 2011 to serve as the independent registered public accounting firm for the Company until the annual meeting of the Company’s shareholders approving the financial statements for the fiscal year 2016. Deloitte & Associés has audited the accounts and records of Criteo and its subsidiaries since 2011. A representative of Deloitte & Associés is expected to be present at the Annual General Meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.
The fees for professional services rendered by Deloitte & Associés in each of 2014 and 2015 were:

	Year Ended December 31,
	2014	2015
	(in thousands)
Audit Fees(1)	$1,978	$1,860

Audit-Related Fees	$–	$–

Tax Fees	$–	$15

Other Fees	$–	$–

Total	$1,978	$1,875
______________________
(1) As Criteo is a company incorporated in France, a substantial portion of the audit fees are denominated in euros and have been translated into U.S. dollars using the average exchange rate for the period.
“Audit Fees” are the aggregate fees for the audit of our consolidated financial statements (including statutory financial statements for Criteo S.A. and other consolidated entities, both French and foreign). This category also includes services relating to (i) procedures performed on internal controls in accordance with Section 404 of the Sarbanes-Oxley Act and (ii) other services that generally the independent accountant provides, such as consents and assistance with and review of documents filed with the SEC.
“Audit-Related Fees” are the aggregate fees for assurance and related services reasonably related to the performance of the audit and not reported under Audit Fees.
“Tax Fees” are the aggregate fees for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning related services. In 2015, these services included tax certification services for foreign entities.
“Other Fees” are any additional amounts for products and services provided by the principal accountant.
There were no “Audit Related Fees” or “Other Fees” during 2014 or 2015. There were no “Tax Fees” during 2014.
The Audit Committee approved all audit and non-audit services provided by our independent accountant.

SECTION 16(a) OWNERSHIP REPORTING COMPLIANCE
As of January 1, 2016, Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our Ordinary Shares, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. During the fiscal year 2015, our directors, executive officers and persons who own more than 10% of our Ordinary Shares were not required to comply with the reporting requirements of Section 16(a) because the Company was exempt from these requirements by virtue of being a “foreign private issuer.”

OWNERSHIP OF SECURITIES
The following table sets forth information with respect to the beneficial ownership of our Ordinary Shares as of March 31, 2016 for:

•	each beneficial owner of more than 5% of our outstanding Ordinary Shares;

•	each of our directors and Named Executive Officers; and

•	all of our directors and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include Ordinary Shares issuable upon the exercise of share options and warrants that are immediately exercisable or exercisable within 60 days after March 31, 2016, and Ordinary Shares issuable upon the vesting of RSUs within 60 days after March 31, 2016. Such Ordinary Shares are also deemed outstanding for purposes of computing the percentage ownership of the person holding the option, warrant or free share, but not the percentage ownership of any other person. The percentage ownership information shown in the table is based upon 62,896,180 Ordinary Shares outstanding as of March 31, 2016.
Except as otherwise indicated, to our knowledge, all persons listed below have sole voting and investment power with respect to the Ordinary Shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose.
Except as otherwise indicated in the table below, addresses of the directors, executive officers and named beneficial owners are in care of Criteo S.A., 32 Rue Blanche, 75009 Paris, France.

	Shares Beneficially Owned
Name of Beneficial Owner 5% Shareholders:	Number	%
FMR LLC (1)	6,158,039	9.8%
Entities affiliated with Idinvest Partners (2)	4,072,695	6.5%
Directors and Named Executive Officers:
Jean-Baptiste Rudelle (3)	3,547,871	5.6%
Benoit Fouilland (4)	439,521	*
Eric Eichmann (5)	230,281	*
Romain Niccoli (6)	1,161,527	1.8%
Dana Evan (7)	32,534	*
Sharon Fox	—	*
Hubert de Pesquidoux (8)	32,534	*
Dominique Vidal	—	*
James Warner (9)	55,534	*
All directors and executive officers as a group (9 persons)	5,499,802	8.7%

* Represents beneficial ownership of less than 1%.

(1) Based on Schedule 13G/A filed on February 12, 2016 by FMR LLC. Abigail P. Johnson is a Director, the Vice Chairman, the Chief Executive Officer and the President of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (“Fidelity Funds”) advised by Fidelity Management & Research Company, a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees. The principal address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.
(2) Based on Schedule 13G filed on February 10, 2016 by entities affiliated with Idinvest Partners. FCPI Allianz Eco Innovation is the record owner of 197,706 ordinary shares, FCPI Allianz Eco Innovation 2 is the record owner of 164,644 ordinary shares, FCPI Allianz Eco Innovation 3 is the record owner of 79,352 ordinary shares, FCPI Allianz Innovation 6 is the record owner of 188,953 shares, FCPI Allianz Innovation 7 is the record owner of 181,400 ordinary shares, FCPI Capital Croissance is the record owner of 596,694 ordinary shares, FCPI Capital Croissance 2 is the record owner of 322,104 ordinary shares, Capital Croissance 4 is the record owner of 94,374 ordinary shares, FCPI Capital Croissance n°5 is the record owner of 93,716 ordinary shares, FCPI Idinvest Croissance is the record owner of 36,280 ordinary shares, FCPI Idinvest Croissance 2005 is the record owner of 213,549 ordinary shares, FCPI Idinvest Flexible 2016 is the record owner of 95,500 ordinary shares, FCPI Idinvest Patrimoine is the record owner of 197,134 ordinary shares, FCPI Idinvest Patrimoine 2 is the record owner of 123,802 ordinary shares, FCPI La Banque Postale Innovation 11 is the record owner of 18,310 ordinary shares, FCPI Poste Innovation 8 is the record owner of 53,777 ordinary shares, FCPI Objectif Innovation 3 is the record owner of 88,952 ordinary shares, FCPI Objectif Innovation 4 is the record owner of 124,532 ordinary shares, FCPI Objectif Innovation 5 is the record owner of 59,650 ordinary shares, FCPI Objectif Innovation Patrimoine is the record owner of 529,162 ordinary shares, FCPI Objectif Innovation Patrimoine 2 is the record owner of 348,946 ordinary shares, FCPI Objectif Innovation Patrimoine 4 is the record owner of 133,572 ordinary shares, FCPI Objectif Innovation Patrimoine n°5 is the record owner of 106,196 ordinary shares and FCPI Stratégie PME 2011 is the record owner of 24,390 ordinary shares (collectively, the “Funds”). As the management company of the Funds, Idinvest Partners may be deemed to have shared dispositive power and shared voting power over all of the shares owned by the Funds. The principal address of Idinvest Partners is 117, Avenue des Champs Elysees, 75008 Paris.
(3) Includes 221,833 Ordinary Shares issuable within 60 days after March 31, 2016, upon the exercise of options and warrants. The principal address of Jean-Baptiste Rudelle is c/o Criteo Corp., 411 High Street, Palo Alto, CA 94301.
(4) Includes 429,546 Ordinary Shares issuable within 60 days after March 31, 2016, upon the exercise of options and warrants.
(5) Includes 230,281 Ordinary Shares issuable within 60 days after March 31, 2016, upon the exercise of options and warrants. The principal address of Eric Eichmann is c/o Criteo Ltd, 10 Bloomsbury Way, London, United Kingdom WC1A 2SL.
(6) Includes 159,826 Ordinary Shares issuable within 60 days after March 31, 2016, upon the exercise of options and warrants.
(7) Includes 32,534 Ordinary Shares issuable within 60 days after March 31, 2016, upon the exercise of warrants.
(8) Includes 32,534 Ordinary Shares issuable within 60 days after March 31, 2016, upon the exercise of warrants.
(9) Includes 54,534 Ordinary Shares issuable within 60 days after March 31, 2016, upon the exercise of warrants.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Review and Approval of Related Party Transactions
We have adopted written procedures concerning the review, approval or ratification of transactions with our directors, executive officers and holders of more than 5% of our outstanding voting securities and their affiliates, which we refer to as our related parties. Under SEC rules, a related party is a director, executive officer, nominee for director, a holder of more than 5% of our outstanding voting securities, an immediate family member (as defined under applicable SEC rules) of any of the foregoing, or any person who was in such role at any time since the beginning of the last fiscal year. A related party transaction is any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company or a subsidiary is a participant, where the amount involved exceeds $120,000 and a related party had, has or will have a direct or indirect material interest.
Beginning for the fiscal year ending December 31, 2015, directors, executive officers and nominees must complete an annual questionnaire and disclose all potential related party transactions involving themselves and their immediate family members that are known to them. Throughout the year, directors and executive officers must notify our General Counsel of any potential related party transactions as soon as they become aware of any such transaction. Our General Counsel informs the audit committee and the board of directors of any related party transaction of which they are aware. The board of directors must approve or ratify any related party transactions. The audit committee or the board of directors may, in its discretion, engage outside counsel to review certain related party transactions.
Since January 2015, we have engaged in, or continue to be party to, the following related party transactions.
Transactions with Our Principal Shareholders
Registration Rights Agreement
We entered into a Registration Rights Agreement dated as of August 30, 2013 with the holders of our then outstanding preferred shares. Mr. Rudelle, Mr. Niccoli and funds affiliated with Idinvest Partners are parties to the Registration Rights Agreement. Pursuant to the Registration Rights Agreement, certain holders of our Ordinary Shares are entitled to certain rights with respect to registration of such shares under the Securities Act of 1933, as amended. These shares are referred to as registrable securities.
The registration of Ordinary Shares pursuant to the exercise of registration rights described below would enable the holders to trade these shares without restriction under the Securities Act when the applicable registration statement is declared effective. Unless our Ordinary Shares are listed on a national securities exchange or trading system and a market for our Ordinary Shares not held in the form of ADSs exists, any Registrable Securities sold pursuant to an exercise of the registration rights described below will be sold in the form of ADSs. Subject to any limitations under French law, we will pay the registration expenses, other than underwriting discounts, selling commissions and share transfer taxes, of the shares registered pursuant to the demand, piggyback and Form S-3 registrations described below.
Generally, in an underwritten offering, the managing underwriter, if any, has the right, subject to specified conditions, to limit the number of shares the holders may include. The demand, piggyback and Form S-3 registration rights described below will expire five years after the effective date of the registration statement relating to our initial public offering (or on October 29, 2018) or, with respect to any particular holder, at such time that such holder can sell its shares under Rule 144 of the Securities Act during any three-month period.
Demand Registration Rights. Under our registration rights agreement, upon a written request from holders of at least 30% of the registrable securities that we file a registration statement under the Securities Act covering registrable securities which would reasonably be expected to result in proceeds to the sellers (net of underwriting discounts and commissions) of at least $5.0 million, we are obligated to use our reasonable best efforts to register the sale of all registrable securities that the holders may request in writing to be registered. We are required to effect no more than two registration statements that become declared or ordered effective. We may postpone the filing of a registration statement for up to 90 days once in a 12-month period if in the good faith judgment of our board of directors such registration would be materially detrimental to us. The managing underwriter of any underwritten offering will have the right to limit, due to marketing reasons, the number of shares registered by these holders.
Piggyback Registration Rights. If we register any of our securities for sale to the public for cash consideration, either for our own account or for the account of other shareholders, we will also be required to register all registrable securities that the holders of such securities request in writing be registered. This piggyback registration right does not apply to a registration relating to any of our equity plans or share purchase or similar plans, a transaction under Rule 145 of the Securities Act or a registration in which the only Ordinary Shares being registered are Ordinary Shares issuable upon conversion of debt securities which are also being registered. The managing underwriter of any underwritten offering will have the right to limit, due to marketing reasons, the number of shares registered by these holders. However, in any registration for our account, after any such reduction, the registrable securities included shall be not less than 30% of the total number of Ordinary Shares registered for sale.
Form S-3 Registration Rights. The holders of at least 30% of our registrable securities then outstanding can also request that we register all or a portion of their shares on Form S-3, if we are eligible to file a registration statement on such form and the aggregate price to the public of the shares offered is in excess of $1.0 million (net of underwriting discounts and commissions, if any). We are required to effect no more than two registration statements that are declared or ordered effective in any calendar year. We may postpone the filing of a registration statement for up to 90 days once in a 12-month period if in the good faith judgment of our board of directors such registration would be materially detrimental to us.
Agreements with Our Directors and Executive Officers
Indemnification Arrangements
Under French law, provisions of by-laws that limit the liability of directors are prohibited. However, French law allows sociétés anonymes to contract for and maintain liability insurance against civil liabilities incurred by any of their directors and officers involved in a third-party action, provided that they acted in good faith and within their capacities as directors or officers of the company. Criminal liability cannot be indemnified under French law, whether directly by a company or through liability insurance.
We maintain liability insurance for our directors and officers, including insurance against liability under the Securities Act. We believe that this insurance is necessary to attract qualified directors and executive officers.
Other Related Party Transactions
Pursuant to French law, each of the board of directors and our Statutory Auditors must report annually to our shareholders regarding any related party transactions within the scope of Article L. 225-38 et seq. of the French Commercial Code in advance of our annual meeting, and such transactions must be submitted to the shareholders for approval at our annual meeting. The definition of a related party transaction under Article L. 225-38 et seq. of the French Commercial Code is not the same as under SEC rules. See “Resolutions 16-18 – Vote on the Agreements Referred to in Article L. 225-38 of the French Commercial Code” for a description of the related party transactions that require shareholder approval under French law.

RESOLUTION 19:

VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO EXECUTE A BUYBACK OF COMPANY STOCK IN ACCORDANCE WITH ARTICLE L. 225-209-2 OF THE FRENCH COMMERCIAL CODE
External growth and, in particular, acquisitions that would enable us to strengthen our technology platform, product portfolio or team of key employees, particularly in Research & Development, is an important area of development for us. Potential targets of strategic importance are mainly located in the highly competitive technology industry in the United States. In order to take advantage of potential opportunities, particularly given the intense competition in the digital marketing industry, we must be able to act quickly and with the greatest financial flexibility possible, both in terms of our access to financial resources and our ability to structure consideration in a manner that is attractive to U.S. targets.
Since equity-based incentives are a key component in the economics of new technologies, the board of directors wishes to enable the Company to use Company stock as a component of acquisition consideration. Because the Company is not listed in the European Union and is therefore deemed a private company for French law purposes, it is not possible for our shareholders to delegate their authority to the board of directors to issue new shares as consideration for potential acquisitions. As a result, in order to issue new shares as consideration for a specific acquisition, we would need to call a special shareholders’ meeting. Accordingly, the Company may seek to repurchase outstanding shares in order to be able to use such shares as consideration for potential acquisitions, rather than seeking to issue new shares. Unlike most companies incorporated under U.S. state law, which are generally able to repurchase their own shares without shareholder approval, as a French company, our board of directors must have a specific delegation of authority in order to buy back shares of the Company for any purpose, including to be used as consideration for future acquisitions. The board of directors’ existing delegation of authority to buy back Company shares will expire on June 23, 2016. As a result, Resolution 19 is necessary to allow us to continue to have the ability to repurchase our shares in order to use them as consideration for potential acquisitions.
The share repurchases, which cannot exceed 5% of the Company’s share capital, will be carried out at a price per share set in accordance with the criteria approved by the shareholders pursuant to Resolution 19, which take into account the market value of the ADSs. The price per share cannot exceed €59 per share (or $65.42, at a euro to USD exchange rate of 1.108775). The aggregate cap on repurchases is set at €184.3 million (or $204.3 million, at a euro to USD exchange rate of 1.108775). The maximum per share price was determined by an independent expert, in accordance with Article L. 225-209-2 of the French Commercial Code.
No share repurchases were conducted pursuant to this same authorization granted at last year’s Annual General Meeting of Shareholders on June 23, 2015.
This delegation of authority would be effective for 12 months (valid through June 29, 2017) and implemented under the conditions of Article L. 225-209-2 of the French Commercial Code. It would supersede the corresponding delegation granted by the shareholders at last year’s Annual General Meeting of Shareholders on June 23, 2015.
Under no circumstances can the board of directors use this delegation of authority during a public tender offer by a third party on the Company’s shares.
The following documents will be made available to the shareholders entitled to vote at the Annual General Meeting in accordance with Articles L. 225-115, R. 225-83 and R. 225-89 of the French Commercial Code: (i) the report prepared by an independent expert appointed pursuant to the provisions of Article L. 225-209-2 of the French Commercial Code and (ii) the Statutory Auditors’ report.
For the full text of Resolution 19, please see Annex B.

RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 19.

RESOLUTIONS 20-27:
EQUITY RESOLUTIONS
Introduction
The following is an overview of the equity plan related proposals being submitted for the approval of our shareholders, which are described in more detail below.
Our shareholders previously authorized the Company, pursuant to Resolution 19 at the Annual Shareholders’ Meeting of June 18, 2014, to issue up to 9,935,710 Ordinary Shares under our equity compensation plans (the “Existing Equity Pool”). As of December 31, 2015, approximately 3.7 million Ordinary Shares remained available for future issuance under the Existing Equity Pool. The board of directors believes that, given our organic and external growth strategy for 2016, the Existing Equity Pool may be insufficient to meet our anticipated needs prior to the 2017 annual shareholders’ meeting.
As a result, pursuant to Resolution 27, we are requesting that shareholders authorize a share reserve of 4,600,000 new Ordinary Shares, which will cover all issuances under all of our equity compensation plans from the date of the Annual General Meeting (the “New Equity Pool”), including: (i) stock options to be issued pursuant to the authorization in Resolution 23, in accordance with the 2016 Criteo Stock Option Plan (the “2016 Stock Option Plan”) for which we are also seeking shareholder approval pursuant to Resolution 20; (ii) time-based free shares (“RSUs”) to be issued pursuant to the authorization in Resolution 24; (iii) performance-based RSUs (“PSUs”) to be issued pursuant to the authorization in Resolution 25; and (iv) BSAs (non-employee warrants) to be issued pursuant to the authorization in Resolution 26. As a French company, we are required to submit individual authorizations for the grant of each of these award types to our shareholders for approval. Once the authorization for each of the equity instruments forming part of the New Equity Pool is approved by shareholders, we will no longer be able to grant any equity awards of that type from the Existing Equity Pool.
Additionally, pursuant to the proposed amendments to the Criteo 2015 Time-Based Free Share Plan (the “2015 Time-Based RSU Plan”) and the Criteo 2015 Performance-Based Free Share Plan (the “2015 Performance-Based RSU Plan”), set forth in Resolutions 21 and 22, any RSU or PSU granted would be counted against the New Equity Pool limit as 1.57 shares for every one RSU or PSU granted (the “New Fungible Share Ratio”). The board of directors considered this fungible share ratio in connection with its determination of the size of the New Equity Pool for submission to our shareholders. With the New Fungible Share Ratio, if we were to issue only RSUs and PSUs, the New Equity Pool would result in the issuance of 2,929,936 new Ordinary Shares.
We are also submitting a new 2016 Stock Option Plan to our shareholders for approval. The board of directors believes that in order to successfully attract and retain the best possible candidates and leadership, we must continue to offer competitive equity incentive programs. We use equity compensation as a key tool to attract, retain and motivate the best available talent. To this end, we are seeking approval of the 2016 Stock Option Plan and amendments to the 2015 Time-Based RSU Plan and the 2015 Performance-Based RSU Plan in order, among other things, to: (i) comply with Nasdaq rules requiring shareholder approval of equity compensation plans; (ii) allow the compensation committee and board of directors to be more effective with the mix of equity awards granted under Criteo’s equity compensation plans; (iii) allow the board of directors to grant incentive stock options under the 2016 Stock Option Plan to participants who are U.S. employees; and (iv) allow the board of directors the ability to grant share awards intended to qualify as “performance-based compensation” under Section 162(m) of the U.S. Internal Revenue Code (“Section 162(m)”).
Historical Overhang and Annual Share Usage
While the use of equity is an important part of our compensation program, we are mindful of our responsibility to our shareholders to exercise judgment in the granting of equity awards. As a result, we evaluated both our “overhang percentage” and annual share usage, or “burn rate,” in considering the advisability of the New Equity Pool and its potential impact on our shareholders.

•	Overhang. As of the end of the 2015 fiscal year, we had 7,798,349 Ordinary Shares subject to outstanding equity awards, as follows:

◦	6,547,854 stock options,

◦	1,095,585 RSUs and PSUs, and

◦	154,910 BSAs
Additionally, 3,747,477 Ordinary Shares were available for future awards under the Existing Equity Pool as of December 31, 2015. The 18.5% overhang represents the sum of the outstanding equity awards and the Ordinary Shares that remain available for issuance under the Existing Equity Pool, divided by 62,470,881 Ordinary Shares outstanding as of December 31, 2015 (the “overhang percentage”). However, 2,832,162 of the outstanding stock options as of December 31, 2015, representing 24.5% of the overhang and 43.3% of the outstanding options, had an exercise price that was less than half of the closing price of our ADSs on the Nasdaq on such date. Excluding such stock options, the overhang would be reduced from 18.5% to 13.9% of our Ordinary Shares outstanding as of December 31, 2015.
Once the authorization for each of the equity instruments forming part of the New Equity Pool is approved by shareholders, we will no longer be able to grant any equity awards of that type from the Existing Equity Pool. As a result, our overhang percentage would increase to approximately 19.9%, based on the number of equity awards and Ordinary Shares outstanding as of December 31, 2015.

•	Annual Share Usage. The annual share usage, or burn rate, under our equity compensation program for the last three fiscal years was as follows:

	Fiscal Year 2015	Fiscal Year 2014	Fiscal Year 2013	Three-Year Average
A: Stock Options Granted(1)	1,621,734	3,017,104	2,439,464	2,359,434
B: Restricted Stock Units Granted	1,103,405	—	—	367,802
C: Non-Employee Warrants Granted	38,070	5,040	71,400	38,170
D: Total Options and Shares Granted (A+B+C)	2,763,209	3,022,144	2,510,864	2,765,406
E: Basic Weighted Average Ordinary Shares Outstanding	61,835,499	58,928,563	48,692,148	56,485,403
F: Annual Share Usage (D/E)	4%	5%	5%	5%
____________________
(1) Includes employee warrants granted in 2013 prior to our initial public offering.
Although our future annual share usage will depend upon and be influenced by a number of factors, such as the number of plan participants and the price per share of our Ordinary Shares, the 4,600,000 Ordinary Shares reserved for issuance under the New Equity Pool will enable us to continue to utilize equity awards as an important component of our compensation program and help meet our objectives to attract, retain and incentivize talented personnel. The calculation of the New Equity Pool took into account, among other things, our share price and volatility, our share burn rate and overhang, the existing terms of our outstanding awards and the New Fungible Share Ratio with respect to the issuance of RSUs and PSUs. The results of this analysis were presented to the compensation committee and the board of directors for their consideration. Upon approval of Resolutions 20 to 27, based on the factors described above, we estimate that the pool of available shares would last for approximately one year.

Shares Authorized for Issuance under Equity Compensation Plans
The following table provides information about Criteo’s Ordinary Shares that may be issued under its equity compensation plans at December 31, 2015:

Plan Category	Securities to Be Issued Upon Exercise of Outstanding Options, Warrants or Rights	Weighted Average Exercise Price per Share(1)	Securities Available for Future Issuance
	(in thousands, except share price)
Equity compensation plans approved by security holders	7,798	$22.70(2)	3,747
Equity compensation plans not approved by security holders	-	-	-
Total	7,798	$22.70(2)	3,747
(1) The weighted-average exercise price does not reflect the ordinary shares that will be issued in connection with the vesting of RSUs or PSUs, since RSUs and PSUs have no exercise price.
(2) The weighted-average exercise price was €20.85 and has been converted to U.S. dollars based on the exchange rate as of December 31, 2015.
Criteo Equity Compensation Plans
We currently maintain the following equity compensation plans and arrangements: (i) the 2015 Time-Based RSU Plan, pursuant to which we issue RSUs to our employees; (ii) the 2015 Performance-Based RSU Plan, pursuant to which we issue PSUs to our executives and certain key employees; (iii) the 2014 Criteo Stock Option Plan (the “2014 Stock Option Plan”), pursuant to which we issue stock options to employees; and (iv) the authority to grant BSAs (non-employee warrants) to our non-employee directors.
The 2015 Time-Based RSU Plan and 2015 Performance-Based RSU Plan were each adopted by our board of directors on July 30, 2015 and approved by our shareholders at the Combined Shareholders’ Meeting on October 23, 2015. The 2014 Stock Option Plan was adopted by our board of directors on March 4, 2014 and approved by our shareholders at the Annual Shareholder Meeting on June 18, 2014. The authority to grant BSAs was approved by our shareholders on June 23, 2015.
On April 7, 2016, our board of directors approved the 2016 Stock Option Plan, subject to shareholder approval. Pursuant to Resolution 20, we are asking shareholders to approve the 2016 Stock Option Plan. If Resolutions 20 and 23 are approved, any stock options granted after the Annual General Meeting will be granted pursuant to the 2016 Stock Option Plan and we will no longer be permitted to grant stock options pursuant to the 2014 Stock Option Plan.
The purposes of our equity compensation plans and arrangements are to: (i) attract and retain the best available personnel, in particular for positions of substantial responsibility; (ii) provide long-term incentives to grantees; and (iii) promote the success of the Company’s business.
Equity Compensation for Employees
Long-term incentive compensation in the form of equity awards is an important tool for us to attract industry leaders of the highest caliber and to retain them for the long term. Historically, the board of directors only granted stock options to employees. However, following a change to the tax treatment of RSUs under French law (the enactment of the Loi Macron in August 2015), the board of directors, after careful review by the compensation committee, decided to add RSUs to the Company’s equity compensation program for employees. As a result, we implemented (i) the 2015 Time-Based RSU Plan, providing for the grant of RSUs, subject only to time-based vesting, to employees of the Company, and (ii) the 2015 Performance-Based RSU Plan providing for the grant of PSUs, subject to the achievement of performance goals and time-based vesting, to the executive officers and certain other members of management and employees of the Company, as determined by the board of directors.
While stock options remain a valuable compensation tool for us, through the addition of RSUs for employees, and PSUs for executives and key employees, we can continue to grant the right mix of equity incentives to our employees and executives, as appropriate, to ensure retention, shareholder alignment and, in the case of our executives, a pay-for-performance executive compensation program. See “Executive Compensation – Compensation Discussion and Analysis – Elements of Executive Compensation Program – Long-Term Incentive Compensation” for a description of the equity compensation provided to our Named Executive Officers.
As a result, in connection with the New Equity Pool, we are seeking shareholder approval to renew our authorization to grant stock options (Resolutions 20 and 23), RSUs (Resolution 24) and PSUs (Resolution 25).
Equity Compensation for Directors
We believe that a combination of cash and equity is the best way to attract and retain directors with the background, experience and skills necessary for a company such as ours, and is in line with our industry’s practice. Pursuant to French law, non-employee directors may not be granted stock options or RSUs. As a result, BSAs are a key element of our current independent director compensation program. For more information on the BSAs granted to our independent directors, see “Director Compensation – Independent Director Compensation Program.”
Pursuant to SEC requirements, we are providing the following descriptions of the material terms of our equity compensation plans and arrangements that will collectively be subject to the requested New Equity Pool. The following description of the material terms of our equity compensation plans and arrangements is qualified in its entirety by the complete text of the plans. Only the 2016 Stock Option Plan and the amendments to the 2015 Time-Based RSU plan and 2015 Performance-Based RSU Plan are subject to the approval of our shareholders at the annual meeting. A form of the 2016 Stock Option Plan is attached as Appendix A to the proxy statement filed with the SEC. The forms of the amended and restated 2015 Time-Based RSU Plan and the amended and restated 2015 Performance-Based RSU Plan are attached as Appendix B and Appendix C, respectively, to the proxy statement filed with the SEC.
Description of Principal Features of the 2016 Stock Option Plan
Types of Awards; Eligibility. The 2016 Stock Option Plan provides for the discretionary grant of options to purchase ordinary shares of Criteo to Criteo employees and employees of any company or group in which Criteo holds, directly or indirectly, 10% or more of the share capital and voting rights as of the date of the grant. Participants in the 2016 Stock Option Plan will be determined at the discretion of the board of directors. Options granted under the 2016 Stock Option may be intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code” and such awards, “ISOs”), or options that do not qualify as ISOs (“NSOs”).
Shares Available; Certain Limitations. The maximum number of options that may be issued under the 2016 Stock Option Plan will not exceed the overall number of shares remaining available for issuance under the Company’s equity compensation plans pursuant to the shareholder authorization in effect at the time of grant, which following the Annual General Meeting will be the New Equity Pool, subject to shareholder approval. The maximum number of Ordinary Shares that may be granted in any fiscal year of Criteo to any individual beneficiary is 1,570,000. The maximum number of Ordinary Shares that may be granted as ISOs is 4,600,000. Options subject to the 2016 Stock Option Plan may consist of authorized but unissued Ordinary Shares or existing shares of Criteo.
Administration. The 2016 Stock Option Plan will be administered by the board of directors. Subject to the provisions of the 2016 Stock Option Plan, the board of directors will have the authority, in its discretion, to: (i) determine the fair market value of our ordinary shares; (ii) determine individuals to whom options may be granted; (iii) select the individuals and determine whether and to what extent options may be granted; (iv) approve or amend forms of agreement; (v) determine the terms and conditions of options, consistent with the plan terms; (vi) construe and interpret the terms of the 2016 Stock Option Plan and options granted thereunder; (vii) prescribe, amend and rescind rules and regulations relating to the 2016 Stock Option Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws; (viii) modify or amend each option, including the discretionary authority to extend the post-termination exercise period of options after the termination of the employment agreement or the end of the term of office, longer than is otherwise provided for in the 2016 Stock Option Plan, but in no event beyond the original term of the option; (ix) authorize any person to execute on behalf of Criteo any instrument required to effect the grant of an option previously granted by the administrator; (x) determine the terms and restrictions applicable to options; and (xi) make all other such determinations deemed necessary or appropriate to administer the 2016 Stock Option Plan.
Exercisability and Vesting. The exercise price of an option granted pursuant to the 2016 Stock Option Plan must be equal to the fair market value of the underlying share, which is determined by reference to the closing price of our ADSs on the day prior to grant and calculated in a manner consistent with French market practice. The board of directors may not reduce the exercise price of an option without shareholder approval. At the time an option is granted, the board of directors will fix the vesting period. Any options granted under the 2016 Stock Option Plan will be subject to a vesting period of at least one year, provided that options representing a maximum of 5% of the New Equity Pool may be granted without any minimum vesting period.
Equitable Adjustments. In the event of the carrying out by Criteo of any of the financial operations pursuant to Article L. 225-181 of the French Commercial Code as follows: (i) amortization or reduction of share capital, (ii) a change to the allocation of profits, (iii) a distribution of free shares, (iv) capitalization of reserves, profits or issuance premiums or (v) an issuance of shares or securities giving right to shares to be subscribed for in cash or by set-off of existing indebtedness offered exclusively to shareholders, the board of directors will take the required measures to protect the interest of the optionees in the conditions set forth in Article L. 228-99 of the French Commercial Code.
Additionally, in the event of a change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin off, or other distribution of stock or property of Criteo, any reorganization or any partial or complete liquidation of Criteo, the board of directors may make such adjustment in the number and class of Ordinary Shares which may be delivered under the 2016 Stock Option Plan, in the exercise or purchase price per share under any outstanding option in order to prevent dilution or enlargement of beneficiaries’ rights, and in the option limits as it determines to be appropriate and equitable, in its sole discretion, to prevent dilution or enlargement of rights. No such adjustment will cause any option hereunder which is or becomes subject to Section 409A of the Code (“Section 409A”) to fail to comply with the requirements of such section.
Award Treatment Upon a Change in Control. Unless otherwise provided by the board of directors, in an agreement between Criteo or its affiliates and the optionee or in the applicable award agreement, in the event of a change in control (as defined in the 2016 Stock Option Plan), each outstanding option will be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation or parent or subsidiary of the successor corporation does not agree to assume or substitute for the outstanding options, each option that is not assumed or substituted for, will accelerate and become fully vested and exercisable prior to the consummation of the change in control at such time and on such conditions as the board of directors determines. In addition, if an option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a change in control, the board of directors will notify the relevant optionee in writing or electronically that his or her option will be fully vested and exercisable for a period of time, which will not be less than 10 days, determined by the board of directors in its sole discretion, and the option will terminate upon the expiration of such period.
An option will be considered assumed if: (i) following the change in control, the option confers the right to purchase or receive, for each share subject to the option immediately prior to the change in control, the consideration (whether stock, cash or other securities or property) or the fair market value of the consideration received in the change in control by holders of shares for each such share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares), provided that the consideration received in the change in control is not solely common stock of the successor corporation or its parent, the board of directors may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an option for each share subject to such option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of common stock of Criteo in the change in control; (ii) any securities of the successor corporation or its parent forming part of the substitute option following the change in control are freely tradable on a major stock exchange; and (iii) the option otherwise remains subject to the same terms and conditions that were applicable to the option immediately prior to the change in control.
Notwithstanding any provision of the 2016 Stock Option Plan to the contrary, in the event that each outstanding option is not assumed or substituted in connection with a change in control, the board of directors may, in its discretion, provide that each option shall, immediately upon the occurrence of a change in control, be cancelled in exchange for a payment in cash or securities in an amount equal to (x) the excess (if any) of the consideration paid per share in the change in control over the exercise or purchase price per share subject to the option multiplied by (y) the number of shares granted under the option. Without limiting the generality of the foregoing, in the event that the exercise or purchase price per share subject to the option is greater than or equal to the consideration paid per share in the change in control, then the Administrator may, in its discretion, cancel such option without any consideration upon the occurrence of a change in control
Clawback. Options granted under the 2016 Stock Option Plan will be subject to any applicable clawback policy of Criteo, as may be adopted by Criteo from time to time.
Amendment and Termination of the Plan. The board of directors will have the authority to amend, alter, suspend or terminate the 2016 Stock Option Plan at any time. Criteo will obtain shareholder approval of any amendment to the extent necessary and desirable to comply with applicable laws (including the requirements of any exchange or quotation system on which Criteo’s ADSs or Ordinary Shares may then be listed or quoted). Such shareholder approval, if required, will be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.
Governing Law. The 2016 Stock Option Plan is governed by the laws of the French Republic.
Description of Principal Features of the 2015 Time-Based RSU Plan
Types of Awards; Eligibility. The 2015 Time-Based RSU Plan provides for the grant of RSUs to employees and employees of any company or group in which Criteo holds, directly or indirectly, 10% or more of the share capital and voting rights as of the date of the grant. Participants in the 2015 Time-Based RSU Plan are determined at the discretion of the board of directors.
Shares Available; Certain Limitations. The maximum number of RSUs that may be issued under the 2015 Time-Based RSU Plan will not exceed the overall number of shares remaining available for issuance under the Company’s equity compensation plans pursuant to the shareholder authorization in effect at the time of grant, which following the Annual General Meeting will be the New Equity Pool subject to shareholder approval. Any RSUs granted under the 2015 Time-Based RSU Plan are currently counted against this limit as 2.5 shares for every one RSU granted, however pursuant to Resolution 21, we are seeking shareholder approval to reduce this ratio to 1.57 shares for every one RSU granted. RSUs subject to the 2015 Time-Based RSU Plan may consist of authorized but unissued Ordinary Shares or existing shares of Criteo.
In the event that a RSU is terminated or cancelled without having been definitively acquired by the grantee, or has otherwise not vested, the unacquired portion of RSUs relating to such awards will, provided the 2015 Time-Based RSU Plan is still in effect, again be available for future awards to the 2015 Time-Based RSU Plan or the 2015 Performance-Based RSU Plan. Notwithstanding any provision of the 2015 Time-Based RSU Plan to the contrary, shares withheld or reacquired by Criteo in satisfaction of tax withholding obligations with respect to a grantee will not again be available for issuance under the 2015 Time-Based RSU Plan.
Administration. The 2015 Time-Based RSU Plan is administered by the board of directors. Subject to the provisions of the 2015 Time-Based RSU Plan, the board of directors has the authority, in its discretion, to determine (i) the terms, conditions and restrictions applicable to RSUs (which need not be identical) to any participant and any shares acquired pursuant to such grant and (ii) whether, to what extent, and under what circumstances RSUs may be settled, cancelled, forfeited, exchanged or surrendered.

Exercisability and Vesting. RSUs will vest at the times and upon the conditions that the board of directors may determine, as reflected in an applicable award agreement. RSUs granted under the 2015 Time-Based RSU Plan vest solely on the basis of continued employment through the end of the vesting period, provided that if a beneficiary leaves the Company more than one year after the grant date for the RSUs but before the first vesting date, they will receive a pro rata portion of the grant on the first vesting date and the rest of the award will be automatically forfeited. RSUs have a minimum vesting period of one year. Additionally, RSUs are subject to a holding period of one year, provided the board of directors may reduce or remove the holding period entirely so long as the vesting period and any holding period, taken together, last at least two years after the grant date.
Equitable Adjustments. In the event certain changes occur to Criteo’s capitalization such as (i) an amortization or reduction of its share capital, (ii) a change to the allocation of its profits, (iii) a distribution of its free shares, (iv) the capitalization of reserves, profits, issuance premiums or (v) an issuance of shares or securities giving right to shares to be subscribed for in cash or by set-off of existing indebtedness offered exclusively to the shareholders, the board of directors may adjust the maximum number of RSUs or take other such action as may be provided in Article L. 228-99 of the French Commercial Code.
Award Treatment Upon a Change in Control. In the event of a change in control (as defined in the 2015 Time-Based RSU Plan), if a successor corporation or a parent or subsidiary of the successor corporation does not agree to assume or substitute outstanding RSUs, and only if the RSUs were granted at least one year prior to the date of the change in control, the restrictions and forfeiture conditions applicable to the RSUs will lapse and the RSUs will be deemed fully vested prior to the consummation of a change in control. RSUs granted within one year prior to the consummation of the change in control will either be assumed, substituted or cancelled, as set forth below.
A successor corporation or a parent or subsidiary of a successor corporation will be considered to have assumed or substituted for outstanding RSUs where: (i) following the change in control, the terms of the RSU provide the right to receive, for each ordinary share of Criteo subject to the RSU immediately prior to the change in control, the consideration (whether stock, cash or other securities or property) or the fair market value of the consideration that the shareholders of Criteo received for their Ordinary Shares on the effective date of the change in control (if the consideration received by the shareholders does not consist solely of common stock of the successor corporation or its parent, the board of directors may, with the consent of the successor corporation, provide for the consideration to be received for each RSU to consist of common stock of the successor corporation or its parent, which is equal in fair market value to the per share consideration received by the shareholders of the Company in the change in control); (ii) any securities of the successor corporation or its parent forming part of the RSUs following the change in control are freely tradable on a major stock exchange; and (iii) the RSUs otherwise remain subject to the same terms and conditions that were applicable immediately prior to the change in control.
Except as would otherwise result in adverse tax consequences under Section 409A, the board of directors may, in its discretion, provide that each RSU will, immediately upon the occurrence of a change in control, be cancelled in exchange for a payment in cash or securities in an amount equal to (i) the consideration paid per ordinary share of Criteo in the change in control multiplied by (ii) the number of shares subject to each RSU. The board of directors will not be required to treat each outstanding grant of RSUs similarly. The 2015 Time-Based RSU Plan provides the board of directors discretion to determine how such cancellation payments are made, including subjecting such payments to vesting conditions comparable to the RSUs surrendered, subjecting such payments to escrow or holdback provisions comparable to those imposed upon Criteo’s shareholders in connection with the change in control, or calculating and paying the present value of payments that would otherwise be subject to escrow or holdback terms.
Clawback. RSUs granted under the 2015 Time-Based RSU Plan are subject to any applicable clawback policy of Criteo, as may be adopted by Criteo from time to time.
Amendment and Termination of the Plan. The board of directors has the authority to amend, alter, suspend or terminate the 2015 Time-Based RSU Plan at any time. Criteo will obtain shareholder approval of any amendment to the extent necessary and desirable to comply with applicable laws (including the requirements of any exchange or quotation system on which Criteo’s ADSs or Ordinary Shares may then be listed or quoted). Such shareholder approval, if required, will be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.
Governing Law. The 2015 Time-Based RSU Plan is governed by the laws of the French Republic.
Description of Principal Features of the 2015 Performance-Based RSU Plan
Types of Awards; Eligibility. The 2015 Performance-Based RSU Plan provides for the discretionary grant of PSUs to our chief executive officer, as well as to certain members of executive management and other employees and employees of any company or group in which Criteo holds, directly or indirectly, 10% or more of the share capital and voting rights as of the date of the grant. Participants in the 2015 Performance-Based RSU Plan are determined at the discretion of the board of directors.
Shares Available; Certain Limitations. The maximum number of PSUs that may be issued under the 2015 Performance-Based RSU Plan will not exceed the overall number of shares remaining available for issuance under the Company’s equity compensation plans pursuant to the shareholder authorization in effect at the time of grant, which following the Annual General Meeting will be the New Equity Pool subject to shareholder approval. Any PSUs granted under the 2015 Performance-Based RSU Plan are currently counted against this limit as 2.5 shares for every one PSU granted, however pursuant to Resolution 22, we are seeking shareholder approval to reduce this ratio to 1.57 shares for every one PSU granted. PSUs subject to the 2015 Performance-Based RSU Plan may consist of authorized but unissued Ordinary Shares or existing shares of Criteo.
With respect to any PSU granted under the 2015 Performance-Based RSU Plan which is intended to qualify as “performance based compensation” within the meaning of Section 162(m), unless otherwise determined by the board of directors, no individual will be granted PSUs in respect of more than 1,000,000 Ordinary Shares for any single fiscal year.
In the event that a PSU is terminated or cancelled without having been definitively acquired by the grantee, or has otherwise not vested, the unacquired portion of PSUs relating to such awards will, provided the 2015 Performance-Based RSU Plan is still in effect, again be available for future awards to the 2015 Performance-Based RSU Plan or the 2015 Time-Based RSU Plan. Notwithstanding any provision of the 2015 Performance-Based RSU Plan to the contrary, shares withheld or reacquired by Criteo in satisfaction of tax withholding obligations with respect to grantee will not again be available for issuance under the 2015 Performance-Based RSU Plan.
Administration. The 2015 Performance-Based RSU Plan is administered by the board of directors. Subject to the provisions of the 2015 Performance-Based RSU Plan, the board of directors has the authority, in its discretion, to determine (i) the terms, conditions and restrictions applicable to PSUs (which need not be identical) to any participant and any shares acquired pursuant to such grant and (ii) whether, to what extent, and under what circumstances PSUs may be settled, cancelled, forfeited, exchanged or surrendered.
Exercisability and Vesting. PSUs will vest at the times and upon the conditions that the board of directors may determine, as reflected in an applicable award agreement. PSUs granted under the 2015 Performance-Based RSU Plan will vest (i) on the basis of time, provided that the participant remains employed with us through the end of the vesting period (subject to the following sentence), and (ii) on the basis of an attainment of one or more performance targets determined by the board of directors at the time of grant. If a beneficiary leaves the Company more than one year after the grant date for the PSUs but before the first vesting date and any of the performance targets related to the grant have been met at 100% attainment or higher, the beneficiary will receive the portion of their grant relating to those performance targets that have been fully met on the first vesting date, and the rest of the award will be automatically forfeited. PSUs have a minimum vesting period of one year. Additionally, PSUs are subject to a holding period of one year, provided the board of directors may reduce or remove the holding period entirely so long as the vesting period and any holding period, taken together, last at least two years after the grant date.
The acquisition of any shares subject to the PSUs is subject to or conditioned upon, in whole or in part, the achievement of certain performance criteria. At the time of grant, the board of directors will establish in writing the applicable performance period, performance award formula and one or more performance targets which, when measured at the end of the performance period, will determine, on the basis of the performance award formula, the final number of shares to be acquired by the participant. Once established with respect to a grant of PSUs intended to qualify as “performance based compensation” under Section 162(m), the performance targets and performance award formula applicable to a participant will not be changed during the performance period except as permitted by Section 162(m). For any grant of PSUs not intended to qualify as “performance based compensation” under Section 162(m), the board of directors will have full power and final authority, in its discretion, to alter or cancel the performance targets or performance award formula applicable to a grantee, including, without limitation, in the event that the participant changes roles or functions within Criteo or any of our affiliates during the performance period.
Performance Targets. Performance will be evaluated by the board of directors on the basis of targets to be attained with respect to one or more measures of business or financial performance (“Performance Criteria”). Except as otherwise determined by the board of directors and, in each case, to the extent applicable, Performance Criteria will have the same meanings as used in our financial statements, or, if such terms are not used in the our financial statements, they will have the meaning applied pursuant to generally accepted accounting principles or as used generally in the Company’s industry. Except as otherwise determined by the board of directors, the Performance Criteria applicable to the acquisition of shares subject to a PSU will be calculated in accordance with generally accepted accounting principles and will exclude the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the board of directors, occurring after the establishment of the performance targets applicable to the acquisition of the shares. Each such adjustment, if any, will be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Criteria in order to prevent the dilution or enlargement of the participant’s rights with respect to the acquisition of the shares subject to the PSUs.
Performance Criteria may be one or more of the following, as determined by the board of directors: (i) revenue excluding traffic acquisition costs; (ii) adjusted earnings before interest, taxes, depreciation and amortization, as defined by the Company in its financial statements as filed with the SEC; (iii) cash flow from operating activities; (iv) stock price; (v) completion of identified special project(s); or (vi) any combination of the foregoing. Notwithstanding the foregoing, the board of directors may provide that one or more objectively determinable adjustments will be made to the Performance Criteria, which may include adjustments that would cause the measures to be considered “non-GAAP financial measures” under rules promulgated by the SEC.
Where applicable, performance targets may be expressed in terms of attaining a specified level of the Performance Criteria or the attainment of a percentage increase or decrease in the particular Performance Criteria, and may be applied to one or more of the Company, any subsidiary or affiliate of the Company, or a division or strategic business unit of the Company or any subsidiary or affiliate thereof, or may be applied to the performance of the Company or any subsidiary or affiliate thereof relative to a market index, a group of other companies or a combination thereof, all as determined by the board of directors. The performance targets may be subject to a threshold level of performance below which no shares will be acquired, levels of performance at which specified numbers of shares will be acquired, and a maximum level of performance above which no additional number of shares will be acquired (or at which full vesting will occur).
Equitable Adjustments. In the event certain changes occur to Criteo’s capitalization such as (i) an amortization or reduction of its share capital, (ii) a change to the allocation of its profits, (iii) a distribution of its free shares, (iv) the capitalization of reserves, profits, issuance premiums or (v) an issuance of shares or securities giving right to shares to be subscribed for in cash or by set-off of existing indebtedness offered exclusively to the shareholders, the board of directors may adjust the maximum number of PSUs or take other such action as may be provided in Article L. 228-99 of the French Commercial Code.
Award Treatment Upon a Change in Control. In the event of a change in control (as described in the 2015 Performance-Based RSU Plan), if a successor corporation or a parent or subsidiary of the successor corporation does not agree to assume or substitute outstanding PSUs, and the PSUs were granted at least one year prior to the date of the change in control, the restrictions and forfeiture conditions applicable to the PSUs will lapse and the PSUs will be deemed fully vested at the target level of performance prior to the consummation of a change in control. PSUs granted within one year prior to the consummation of the change in control will either be assumed, substituted or cancelled, as set forth below.
A successor corporation or a parent or subsidiary of a successor corporation will be considered to have assumed or substituted for outstanding PSUs where: (i) following the change in control, the terms of the PSU provide the right to receive, for each ordinary share of Criteo subject to the PSU immediately prior to the change in control, the consideration (whether stock, cash, or other securities or property) or the fair market value of the consideration that the shareholders of Criteo received for their Ordinary Shares on the effective date of the change in control (if the consideration received by the shareholders does not consist solely of common stock of the successor corporation or its parent, the board of directors may, with the consent of the successor corporation, provide for the consideration to be received for each PSU to consist of common stock of the successor corporation or its parent, which is equal in fair market value to the per share consideration received by the shareholders of the Company in the change in control); (ii) any securities of the successor corporation or its parent forming part of the PSUs following the change in control are freely tradable on a major stock exchange; and (iii) the PSUs otherwise remain subject to the same terms and conditions that were applicable immediately prior to the change in control.
Except as would otherwise result in adverse tax consequences under Section 409A, the board of directors may, in its discretion, provide that each PSU will, immediately upon the occurrence of a change in control, be cancelled in exchange for a payment in cash or securities in an amount equal to (i) the consideration paid per ordinary share of Criteo in the change in control multiplied by (ii) the number of shares subject to each PSU. The board of directors will not be required to treat each outstanding grant of PSUs similarly. The 2015 Performance-Based RSU Plan provides the board of directors discretion to determine how such cancellation payments are made, including subjecting such payments to vesting conditions comparable to the PSUs surrendered, subjecting such payments to escrow or holdback provisions comparable to those imposed upon Criteo’s shareholders in connection with the change in control, or calculating and paying the present value of payments that would otherwise be subject to escrow or holdback terms.
Clawback. PSUs granted under the 2015 Performance-Based RSU Plan are subject to any applicable clawback policy of Criteo, as may be adopted by Criteo from time to time.
Amendment and Termination of the Plan. The board of directors has the authority to amend, alter, suspend or terminate the 2015 Performance-Based RSU Plan at any time. Criteo will obtain shareholder approval of any amendment to the extent necessary and desirable to comply with applicable laws (including the requirements of any exchange or quotation system on which Criteo’s ADSs or Ordinary Shares may then be listed or quoted). Such shareholder approval, if required, will be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.
Governing Law. The 2015 Performance-Based RSU Plan is governed by the laws of the French Republic.
Description of Principal Features of the BSAs
Types of Awards. BSAs entitle a holder to exercise the warrant for the underlying vested shares at an exercise price per share determined by the board of directors as of the date of issue, which exercise price must be at least equal to the average closing price of the ADSs for the 20 trading days preceding the grant date of the BSAs. In addition to any exercise price payable by a holder upon the exercise of a BSA, BSAs must be subscribed for at a price at least equal to the fair market value of the applicable warrants on the date of grant (the “Subscription Price”), based on a valuation prepared by an independent expert and the terms of the BSA. We use BSAs as part of our independent director compensation program. See “Director Compensation” herein for more information.
Administration. Pursuant to Resolution 26, the board of directors will determine the recipients, dates of grant and exercise price of BSAs, the number of BSAs to be granted and the terms and conditions of the BSAs, including the period of their exercisability and their vesting schedule. The board of directors has the authority to extend the post-termination exercise period of the BSAs after the end of the term of office of a participant.
The Company is authorized, without requesting the specific consent of the holder of the warrants, to modify its corporate form and its corporate purpose provided, however, that the Company cannot amend the rules regarding profit allocation, amortize the share capital and create and issue preferred shares entailing any such modification or amortization without requesting the specific consent of the participants.
Exercisability and Vesting. Under the current independent director compensation program, the BSAs granted to independent directors on an annual basis will generally vest over a four-year period from their grant date and no BSA will be exercisable for the first 12 months following the grant date. The BSAs granted to independent directors on an annual basis are conditioned on their attendance at 80% of the annual regular board of director meetings. The term of the BSAs is 10 years from the date of grant or, in the case of death or disability of the beneficiary during such 10-year period, six months from the death or disability of the beneficiary.
Award Treatment Upon a Change in Control. Generally, the BSAs vest and become exercisable upon a change in control (as defined in the applicable grant agreement).
Governing Law. The BSAs are governed by the laws of the French Republic.
Certain Federal Income Tax Consequences Under Equity Plans and Arrangements
The following is a summary of certain U.S. federal income tax consequences of awards under our equity compensation plans and arrangements, the material terms of which are discussed above. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change. The summary discusses only federal income tax laws and does not discuss any state or local or non-U.S. tax laws that may be applicable.
Incentive Stock Options (“ISOs”). In general, no taxable income is realized by a participant upon the grant of an ISO. If Ordinary Shares are issued to a participant pursuant to the exercise of an ISO, then, generally (i) the participant will not realize ordinary income with respect to the exercise of the option, (ii) upon sale of the underlying shares acquired upon the exercise of an ISO, any amount realized in excess of the exercise price paid for the shares will be taxed to the participant as capital gain and (iii) Criteo will not be entitled to a deduction. The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the purchase price generally will, however, constitute an item which increases the participant’s income for purposes of the alternative minimum tax. However, if the participant disposes of the shares acquired on exercise before the later of the second anniversary of the date of grant or one year after the receipt of the shares by the participant (a “disqualifying disposition”), the participant generally would include in ordinary income in the year of the disqualifying disposition an amount equal to the excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares), over the exercise price paid for the shares. If ordinary income is recognized due to a disqualifying disposition, Criteo would generally be entitled to a deduction in the same amount. Subject to certain exceptions, an ISO generally will not be treated as an ISO if it is exercised more than three months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, it will be treated for tax purposes as an NSO as discussed below.
Nonqualified Stock Options (“NSOs”). In general, no taxable income is realized by a participant upon the grant of an NSO. Rather, at the time of exercise of the NSO, the participant will recognize ordinary income for income tax purposes in an amount equal to the excess, if any, of the fair market value of the ordinary shares purchased over the exercise price. Criteo generally will be entitled to a tax deduction at such time and in the same amount, if any, that the optionee recognizes as ordinary income. The participant’s tax basis in any ordinary shares received upon exercise of an NSO will be the fair market value of the ordinary shares on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.
Restricted Stock Units. In general, the grant of RSUs will not result in taxable income for the participant or in a tax deduction for Criteo. Upon the settlement of the grant in shares, the participant will recognize ordinary income equal to the aggregate value of the payment received, and Criteo or the surviving corporation following a change in control generally will be entitled to a tax deduction at the same time and in the same amount.

BSAs. In general, no taxable income is realized by a participant upon the grant of a BSA. Rather, at the time of exercise of the BSA, the participant will recognize ordinary income for income tax purposes in an amount equal to the excess, if any, of the fair market value of the ordinary shares purchased over the sum of (a) the exercise price and (b) the Subscription Price (paid at grant, see above). The participant’s tax basis in any ordinary shares received upon exercise of a BSA will be the fair market value of the ordinary shares on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

RESOLUTION 20:

APPROVAL OF THE ADOPTION OF THE
2016 STOCK OPTION PLAN
On April 7, 2016, the board of directors, upon the recommendation of the compensation committee, approved the 2016 Stock Option Plan, subject to shareholder approval.
The Ordinary Shares available for issuance under the 2014 Stock Option Plan are tied to the Existing Equity Pool. We are seeking shareholder approval of the New Equity Pool, and the corresponding authorization to grant stock options pursuant to Resolution 23, as the board of directors believes that, given our organic and external growth strategy for 2016, the Existing Equity Pool may be insufficient to meet our anticipated needs for the next year. If approved, the new authorization to grant stock options will supersede the authorization to grant stock options from the Existing Equity Pool. We must accordingly adopt a new stock option plan that will permit us to continue granting stock options from and after the Annual General Meeting, once the authorization to grant stock options from the Existing Equity Pool is replaced by the authorization to grant stock options from the New Equity Pool. The approval of the new authorization to grant stock options pursuant to Resolution 23 is subject to the approval of the 2016 Stock Option Plan pursuant to this Resolution 20.
The 2016 Stock Option Plan is intended to promote the interests of Criteo and its shareholders by providing officers and other key employees with equity-based incentives to encourage retention and allow them to share in the long-term success of Criteo, thereby aligning their interests with those of Criteo’s shareholders. Approximately 1,800 persons (not including any new hires in 2016 and later years) will be eligible to participate in the 2016 Stock Option Plan.
Highlights of the 2016 Stock Option Plan
Highlights of the 2016 Plan include the following:

•
Number of Shares. The maximum number Ordinary Shares available for issuance under the 2016 Stock Option Plan cannot exceed the number of Ordinary Shares remaining available for issuance under the shareholder authorization authorizing the grant stock options in effect at the time of grant. Provided that Resolution 23 is approved, the maximum number of Ordinary Shares available thereunder will be 4,600,000, the number of Ordinary Shares in the New Equity Pool for issuance under each of Criteo’s equity compensation plans.

•
Exercise Price. The exercise price of an option granted pursuant to the 2016 Stock Option Plan must be equal to the fair market value of the underlying share, which is determined by reference to the closing price of our ADSs on the day prior to grant and calculated in a manner consistent with French market practice.

•
No Liberal Share Recycling. In accordance with French law, Ordinary Shares may not be withheld by the Company as full or partial payment in connection with any option under the 2016 Stock Option Plan or to satisfy the tax withholding obligations related to an option under the 2016 Stock Option Plan, and, therefore, no such Ordinary Shares will be available to be regranted under the 2016 Stock Option Plan.

•
Minimum Vesting Requirement. The 2016 Stock Option Plan provides that all but 5% of the options granted under it will provide for a vesting period of at least one year following the date of grant. The board of directors intends to grant options under the 2016 Stock Option Plan subject to the same four-year vesting schedule as options granted under the 2014 Stock Option Plan, with one-fourth of the grant vesting on the first anniversary of the grant date, and one-sixteenth of the grant vesting quarterly thereafter.

•
Prohibition Against Repricing. The 2016 Stock Option Plan provides that the plan administrator may not reprice or cancel and regrant any option at a lower exercise price or cancel any award with an exercise price in exchange for a cash payment without shareholder approval.

•
No Single-Trigger Change in Control Vesting. The 2016 Stock Option Plan provides that outstanding options will be assumed or substituted for upon a change in control. Where outstanding options are not so assumed or substituted for, the options will vest prior to the consummation of the change in control.

•	Clawback. Options granted under the 2016 Stock Option Plan will be subject to any applicable Criteo clawback policy as may be adopted by Criteo.
A form of the 2016 Stock Option Plan is attached as Appendix A to the proxy statement filed with the SEC. For a description of the 2016 Stock Option Plan, see “Resolutions 20 to 27 – Equity Resolutions – Description of the Principal Features of the 2016 Stock Option Plan” above. The description of the material terms of the 2016 Stock Option Plan is qualified in its entirety by the complete text of the plan.
New Plan Benefits
No awards have been granted, awarded or received under the 2016 Stock Option Plan. The number and type of options that will be granted under the 2016 Stock Option Plan, or that would have been granted under the 2016 Stock Option Plan in the last fiscal year had the 2016 Stock Option Plan been in effect, are not determinable at this time as the board of directors will make these determinations in its sole discretion if the 2016 Stock Option Plan is approved. As of December 31, 2015, the closing per-share price of our ADSs on the Nasdaq was $39.60.
For the full text of Resolution 20, please see Annex B.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RESOLUTION 20.

RESOLUTION 21:

APPROVAL OF THE MODIFICATION TO THE FUNGIBLE SHARE RATIO IN THE
2015 TIME-BASED RSU PLAN

On April 7, 2016, the board of directors, upon the recommendation of the compensation committee, approved an amendment to the 2015 Time-Based RSU Plan, subject to shareholder approval. The proposed amendment, which is reflected in the attached amended and restated 2015 Time-Based RSU Plan, will decrease the rate at which RSUs deplete the Ordinary Shares in the New Equity Pool, referred to as the fungible rate, from 2.5 to 1.57. The board of directors considered the proposed amendment to the fungible rate under the 2015 Time-Based RSU Plan when approving the New Equity Pool in Resolution 27, which is the share reserve of 4,600,000 new Ordinary Shares that will cover all issuances under all of our equity compensation plans from the date of the Annual General Meeting.
While stock options remain a valuable compensation tool for us, particularly with respect to members of management and our leadership team, the board of directors anticipates granting a significant portion of equity compensation to our general employee base in the form of RSUs, which are full value awards. The board of directors believes that RSUs are an important tool to continue to ensure employee retention and alignment with shareholder interests. See “Executive Compensation – Compensation Discussion and Analysis – Elements of Executive Compensation Program – Long-Term Incentive Compensation” for a description of the equity compensation provided to our Named Executive Officers.
The amended and restated 2015 Time-Based RSU Plan is attached as Appendix B to the proxy statement filed with the SEC. For a description of the 2015 Time-Based RSU Plan, see “Resolutions 20 to 27 – Equity Resolutions – Description of the Principal Features of the 2015 Time-Based RSU Plan” above. The description of the material terms of the 2015 Time-Based RSU Plan is qualified in its entirety by the complete text of the plan.
For the full text of Resolution 21, please see Annex B.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RESOLUTION 21.

RESOLUTION 22:

APPROVAL OF THE MODIFICATION TO THE FUNGIBLE SHARE RATIO IN
THE 2015 PERFORMANCE-BASED RSU PLAN

On April 7, 2016, the board of directors, upon the recommendation of the compensation committee, approved an amendment to the 2015 Performance-Based RSU Plan, subject to shareholder approval. The proposed amendment, which is reflected in the attached amended and restated 2015 Performance-Based RSU Plan, will decrease the rate at which PSUs deplete the Ordinary Shares in the New Equity Pool, referred to as the fungible rate, from 2.5 to 1.57. The board of directors considered the proposed amendment to the fungible rate under the 2015 Performance-Based RSU Plan when approving the New Equity Pool in Resolution 27, which is the share reserve of 4,600,000 new Ordinary Shares that will cover all issuances under all of our equity compensation plans from the date of the Annual General Meeting.
While stock options remain a valuable compensation tool for us, particularly with respect to members of management and our leadership team, the board of directors also intends to continue granting a significant portion of equity compensation to our executives and to key employees in the form of PSUs, which are full value awards. The board of directors believes that PSUs are an important tool to continue to ensure employee retention, alignment with shareholder interests and a pay-for-performance executive compensation program. See “Executive Compensation – Compensation Discussion and Analysis – Elements of Executive Compensation Program – Long-Term Incentive Compensation” for a description of the equity compensation provided to our Named Executive Officers.
The amended and restated 2015 Performance-Based RSU Plan is attached as Appendix C to the proxy statement filed with the SEC. For a description of the 2015 Performance-Based RSU Plan, see “Resolutions 20 to 27 – Equity Resolutions – Description of the Principal Features of the 2015 Performance-Based RSU Plan” above. The description of the material terms of the 2015 Performance-Based RSU Plan is qualified in its entirety by the complete text of the plan.
For the full text of Resolution 22, please see Annex B.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RESOLUTION 22.

RESOLUTION 23:

VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO ISSUE AND GRANT OPTIONS TO SUBSCRIBE TO NEW CRITEO S.A. SHARES OR OPTIONS TO PURCHASE CRITEO S.A. SHARES
Under French law, our board of directors must have a specific delegation of authority from shareholders to increase the Company’s share capital by issuing Ordinary Shares in respect of options. For a detailed discussion of the terms of the 2016 Stock Option Plan, the plan under which options will be granted upon approval of Resolution 20, see “Resolutions 20 to 27–Equity Resolutions–Description of Principal Features of the 2016 Stock Option Plan.” The approval of this Resolution 23 is subject to the approval of the 2016 Stock Option Plan in Resolution 20.
The board of directors believes that, given our organic and external growth strategy for 2016, the Existing Equity Pool may be insufficient to meet our anticipated needs for the next year. If approved, the new authorization to grant stock options will supersede the authorization to grant stock options from the Existing Equity Pool and we will no longer be permitted to grant stock options from the Existing Equity Pool from and after the Annual General Meeting.
As a result, the shareholders are asked to grant the board of directors the authority to issue and grant a maximum of 4,600,000 options, each representing a right to receive one Ordinary Share. Any options granted pursuant to this authorization would be deducted from the New Equity Pool set forth in Resolution 27.
The renewal of this authority is fundamental to our business strategy because it enables us to continue granting options as necessary to attract and retain the high-quality executives and key employees that are critical to our success. For a detailed discussion of our executive compensation policy and objectives, see “Executive Compensation” elsewhere in this proxy statement.
Because we are a Nasdaq-listed company and considered a U.S. domestic registrant under SEC rules, our shareholders continue to benefit from the protections afforded to them under the rules and regulations of the Nasdaq and SEC, including those rules that limit our ability to issue shares in specified circumstances. In addition, we follow U.S. capital markets and governance standards to the extent permitted by French law and emphasize that this authorization is required as a matter of French law and is not otherwise required for other U.S. companies listed on the Nasdaq with which we compete.
This shareholder authorization would be valid for 38 months (until August 29, 2019), and would supersede the corresponding delegation granted at the 2014 Annual General Meeting of Shareholders.
For the full text of Resolution 23, please see Annex B.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 23.

RESOLUTION 24:

VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO ISSUE AND GRANT TIME-BASED FREE SHARES/RESTRICTED STOCK UNITS TO EMPLOYEES PURSUANT TO THE PROVISIONS OF ARTICLES L. 225-197-1 ET SEQ. OF THE FRENCH COMMERCIAL CODE
Under French law, our board of directors must have a specific delegation of authority from shareholders to increase the Company’s share capital by issuing Ordinary Shares in respect of RSUs, even if granted pursuant to a shareholder approved plan. For a detailed discussion of the terms of the 2015 Time-Based Free Share Plan, the plan under which RSUs are granted, see “Resolutions 20 to 27–Equity Resolutions–Description of Principal Features of the 2015 Time-Based RSU Plan.”
The board of directors believes that, given our organic and external growth strategy for 2016, the Existing Equity Pool may be insufficient to meet our anticipated needs for the next year. Our current authorization, approved by shareholders pursuant to Resolution 1 at the Combined Shareholders’ Meeting on October 23, 2015, is tied to the Existing Equity Pool. If approved, the new authorization to grant RSUs will supersede the authorization to grant RSUs from the Existing Equity Pool and we will no longer be permitted to grant RSUs from the Existing Equity Pool from and after the Annual General Meeting.
As a result, the shareholders are asked to grant the board of directors the authority to issue and grant a maximum of 4,600,000 RSUs, each representing a right to receive one Ordinary Share. Any RSUs granted pursuant to this authorization would be deducted from the New Equity Pool set forth in Resolution 27 and would deplete the New Equity Pool at a rate of 1.57 shares per RSU granted (subject to the approval of Resolution 21).
The renewal of this authority is fundamental to our business strategy because it enables us to continue issuing RSUs as necessary to attract and retain high-quality employees who are critical to our success.
Because we are a Nasdaq-listed company and considered a U.S. domestic registrant under SEC rules, our shareholders continue to benefit from the protections afforded to them under the rules and regulations of the Nasdaq and SEC, including those rules that limit our ability to issue shares in specified circumstances. In addition, we follow U.S. capital markets and governance standards to the extent permitted by French law and emphasize that this authorization is required as a matter of French law and is not otherwise required for other U.S. companies listed on the Nasdaq with which we compete.
This shareholder authorization would be valid for 38 months (until August 29, 2019) and would supersede the corresponding delegation granted at the Combined Shareholders’ Meeting on October 23, 2015.
For the full text of Resolution 24, please see Annex B.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 24.

RESOLUTION 25:

VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO ISSUE AND GRANT PERFORMANCE-BASED FREE SHARES/RESTRICTED STOCK UNITS TO EXECUTIVES AND CERTAIN EMPLOYEES, FROM TIME TO TIME, PURSUANT TO THE PROVISIONS OF ARTICLES L. 225-197-1 ET SEQ. OF THE FRENCH COMMERCIAL CODE
Under French law, our board of directors must have a specific delegation of authority from shareholders to issue any Ordinary Shares in respect of PSUs, even if granted pursuant to a shareholder approved plan. For a detailed discussion of the terms of the 2015 Performance-Based Free Share Plan, the plan under which PSUs are granted, see “Resolutions 20-27–Equity Resolutions–Description of Principal Features of the 2015 Performance-Based RSU Plan.”
The board of directors believes that, given our organic and external growth strategy for 2016, the Existing Equity Pool may be insufficient to meet our anticipated needs for the next year. Our current authorization, approved by shareholders pursuant to Resolution 2 at the Combined Shareholders’ Meeting on October 23, 2015, is tied to the Existing Equity Pool. If approved, the new authorization to grant PSUs will supersede the authorization to grant PSUs from the Existing Equity Pool and we will no longer be permitted to grant PSUs from the Existing Equity Pool from and after the Annual General Meeting.
As a result, the shareholders are asked to grant the board of directors the authority to issue and grant a maximum of 4,600,000 PSUs, each representing a right to receive one Ordinary Share, subject to the attainment of applicable performance criteria. Any PSUs granted pursuant to this authorization would be deducted from the New Equity Pool set forth in Resolution 27 and would deplete the New Equity Pool at a rate of 1.57 shares per PSU granted (subject to the approval of Resolution 22).
The renewal of this authority is fundamental to our business management because it enables us to continue issuing PSUs as part of our executive compensation policy. For a detailed discussion of our executive compensation policy and objectives, see “Executive Compensation” elsewhere in this proxy statement.
Because we are a Nasdaq-listed company and considered a U.S. domestic registrant under SEC rules, our shareholders continue to benefit from the protections afforded to them under the rules and regulations of the Nasdaq and SEC, including those rules that limit our ability to issue shares in specified circumstances. In addition, we follow U.S. capital markets and governance standards to the extent permitted by French law and emphasize that this authorization is required as a matter of French law and is not otherwise required for other U.S. companies listed on the Nasdaq with which we compete.
This shareholder authorization would be valid for 38 months (until August 29, 2019) and would supersede the corresponding delegation granted at the Combined Shareholders’ Meeting on October 23, 2015.
For the full text of Resolution 25, please see Annex B.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RESOLUTION 25.

RESOLUTION 26:

VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO ISSUE AND GRANT NON-EMPLOYEE WARRANTS (BONS DE SOUSCRIPTION D’ACTIONS) FOR THE BENEFIT OF A CATEGORY OF PERSONS MEETING PREDETERMINED CRITERIA, WITHOUT SHAREHOLDERS’ PREFERENTIAL SUBSCRIPTION RIGHTS
Under French law, our board of directors must have a specific delegation of authority from shareholders to issue BSAs (non-employee warrants). Our current authorization, approved by shareholders pursuant to Resolution 15 at the 2015 Annual General Meeting of Shareholders, will expire on December 23, 2016. Therefore, we are presenting this Resolution to renew the board’s authority to issue authorized shares in respect of BSAs under the terms set forth below.
The shareholders are asked to grant the board of directors the authority to issue and grant a maximum of 100,000 BSAs, each granting the right to subscribe for one Ordinary Share. Any BSAs granted pursuant to this authorization would be deducted from the New Equity Pool.
We ask that the shareholders eliminate the shareholders’ preferential subscription rights in connection with the issuance of the BSAs, since the BSAs may only be granted to the following category of beneficiaries, listed in order of priority: (i) non-employee members of the Company’s board of directors or of any committee of the board or of any of its subsidiaries; (ii) advisors; and (iii) any natural person or legal entity bound to the Company or one of its subsidiaries by a services or consultancy contract.
To continue to attract and retain highly talented directors with deep industry knowledge and experience, we must be able to offer our directors compensation in line with North American technology market standards, which include an equity-based component. However, pursuant to French law, non-employee directors may not be granted stock options or RSUs. As a result, BSAs are a key element of our current independent director compensation program. In 2015, our board of directors revised our independent director compensation program to align each director compensation element, including the value of equity granted to our independent directors in the form of BSAs, with the 50th percentile of our peer group. In addition, pursuant to Resolution 26, annual BSA grants made to independent directors are conditional upon at least 80% attendance of the annual regular board of directors meetings, otherwise the number of BSAs granted to them will be reduced accordingly. For more information on the BSAs granted to our independent directors, see “Director Compensation – Independent Director Compensation Program.”
We are also seeking authorization to grant BSAs to persons bound to the Company or one of its subsidiaries by a services or consultancy contract who, pursuant to French law, cannot be granted stock options or RSUs. In certain limited instances, it is important for the Company to be able to offer a long-term compensation element to such persons in order to engender loyalty in our highly competitive industry.
For a summary of the terms of the BSAs, see “Resolutions 20 to 27–Equity Resolutions–Description of Principal Features of the BSAs” above.
The renewal of this authority is fundamental to our business strategy because it enables us to continue issuing BSAs, which is essential to our ability to attract and retain highly talented directors, by allowing us to offer compensation that is competitive with our peers. For a detailed discussion of our director compensation program and objectives, see “Director Compensation” elsewhere in this proxy statement.
Because we are a Nasdaq-listed company and considered a U.S. domestic registrant under SEC rules, our shareholders continue to benefit from the protections afforded to them under the rules and regulations of the Nasdaq and SEC, including those rules that limit our ability to issue shares in specified circumstances. In addition, we follow U.S. capital markets and governance standards to the extent permitted by French law and emphasize that this authorization is required as a matter of French law and is not otherwise required for other U.S. companies listed on the Nasdaq with which we compete.

This shareholder authorization would be valid for 18 months (until December 29, 2017) and would supersede the corresponding delegation granted at the 2015 Annual Shareholders’ Meeting.
For the full text of Resolution 26, please see Annex B.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 26.

RESOLUTION 27:

APPROVAL OF THE OVERALL LIMITS ON THE NUMBER OF SHARES TO BE ISSUED PURSUANT TO RESOLUTIONS 23 TO 26 ABOVE
Our shareholders previously authorized the Company, pursuant to Resolution 19 at the Annual Shareholders’ Meeting of June 18, 2014, to issue up to 9,935,710 Ordinary Shares under our equity compensation plans, the Existing Equity Pool. As of December 31, 2015, approximately 3.7 million Ordinary Shares remained available for future issuance under the Existing Equity Pool. The board of directors believes that, given our organic and external growth strategy for 2016, the Existing Equity Pool may be insufficient to meet our anticipated needs prior to the 2017 annual shareholders’ meeting.
As a result, we are requesting that shareholders authorize a share reserve of 4,600,000 new Ordinary Shares, which will cover all issuances under all of our equity compensation plans from the date of the Annual General Meeting. Once the authorization for each of the equity instruments forming part of the New Equity Pool is approved by shareholders, we will no longer be able to grant any equity awards from the Existing Equity Pool. Moreover, pursuant to the proposed amendments to the 2015 Time-Based RSU Plan and the 2015 Performance-Based RSU Plan, set forth in Resolutions 21 and 22, any RSU or PSU granted would be counted against the New Equity Pool limit as 1.57 shares for every one RSU or PSU granted. With the New Fungible Share Ratio, if we were to issue only RSUs and PSUs, the New Equity Pool would result in the issuance of 2,929,936 new Ordinary Shares.
The board of directors believes that in order to successfully attract and retain the best possible candidates, it is essential that we continue to offer competitive equity incentive programs.
For the full text of Resolution 27, please see Annex B.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RESOLUTION 27.

RESOLUTION 28:

VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO REDUCE THE COMPANY’S SHARE CAPITAL BY CANCELING SHARES AS PART OF THE AUTHORIZATION TO THE BOARD OF DIRECTORS ALLOWING THE COMPANY TO BUY BACK ITS OWN SHARES IN ACCORDANCE WITH THE PROVISIONS OF ARTICLE L. 225-209-2 OF THE FRENCH COMMERCIAL CODE
The shareholders are asked to grant all powers to the board of directors for the purpose of canceling, on one or more occasions, all or part of the Company shares acquired in the context of the share repurchases authorized by the shareholders pursuant to Resolution 19. The shares to be canceled pursuant to this authorization shall not to exceed 10% of the share capital of the Company in any 24-month period.
This authorization would be granted for a 12-month period (valid through June 29, 2017).
For the full text of Resolution 28, please see Annex B.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 28.

RESOLUTIONS 29 TO 34:

FINANCIAL AUTHORIZATIONS
Resolutions 29 to 34 seek the delegation of financial authorizations. The goal of these resolutions is to allow Criteo to raise the funds necessary to enable it to execute its external growth strategy.
Unlike most companies incorporated under U.S. state law, which traditionally have a specified amount of authorized shares available for issuance with limited restriction on the purpose of such issuance, in order for our board of directors to increase our share capital in accordance with French law, it must have a specific delegation of authority authorizing it to increase the share capital for each specific purpose. All of our board of directors’ current financial authorizations will either expire in 2016 or are connected to delegations that will expire in 2016. As a result, we are seeking re-approval at the Annual General Meeting of our board of directors’ financial authorizations in order to allow the Company to maintain equal footing with our U.S. competitors and to have the flexibility to quickly raise capital and take advantage of potential business opportunities, including potential acquisitions.
Specifically, the proposed financial authorizations would provide our board of directors with the flexibility it needs to respond quickly to changes in market conditions and thereby be able to obtain financing under the best possible conditions. Criteo’s external growth strategy is focused on acquisitions that complement its technology platform and product portfolio, as well as Research & Development talent. We are committed to pursuing external growth opportunities in a manner that will preserve the quality and performance of our offering and deliver long-term value for our shareholders.
The extraordinary financial delegations of authority presented for your approval are subject to the following important limitations:

•	the amount of share capital increases pursuant to Resolutions 29 to 31 cannot exceed €390,443, which represents 25% of the share capital as of December 31, 2015;

•	the maximum aggregate amount of share capital increases pursuant to Resolutions 29 to 33 and 35 cannot exceed €780,886, which represents 50% of the share capital as of December 31, 2015; and

•	the aggregate nominal amount of convertible debt securities that may be issued cannot exceed €500,000,000 (or the corresponding value of this amount for an issuance in a foreign currency).
The board of directors will continue to use these authorization solely in accordance with the Company’s strategic needs in connection with external growth transactions, and does not intend to use these authorizations in the context of an unsolicited tender offer by a third party for Criteo shares. None of the corresponding authorizations granted at last year’s Annual General Meeting of Shareholders on June 23, 2015 or the Annual General Meeting of Shareholders on June 18, 2014 were used.
Under French law, in the case of issuance of additional shares or other securities for cash or set-off against cash debts, the existing shareholders have preferential subscription rights to these securities on a pro rata basis, unless such rights are waived by a two-thirds majority of the votes held by the shareholders present at the extraordinary meeting deciding or authorizing the capital increase, represented by proxy or voting by mail. In case such rights are not waived by the extraordinary general meeting, each shareholder may individually either exercise, assign or not exercise its preferential rights. Such rights would be waived pursuant to Resolutions 29 to 31, if approved, but not pursuant to Resolution 32. Accordingly, the issuance of additional Ordinary Shares pursuant to such resolutions might, under certain circumstances, dilute the ownership and voting rights of shareholders.

RESOLUTION 29:

VOTE ON SHARE CAPITAL INCREASE THROUGH AN UNDERWRITTEN OFFERING, WITHOUT SHAREHOLDERS’ PREFERENTIAL SUBSCRIPTION RIGHTS
Similar to the offering carried out concurrently with our initial public offering in October 2013 on the Nasdaq Global Market, the goal of this delegation of authority is to allow the Company to issue in an underwritten offering Ordinary Shares of the Company or any type of securities giving access, by any means, immediately and/or in the future, to the Company’s share capital (including, without limitation, any bonds redeemable or convertible for Ordinary Shares and any warrants attached or not to Ordinary Shares or other types of securities).
The shareholders are asked to waive shareholders’ preferential subscription rights to the Ordinary Shares and securities that would be issued by virtue of this delegation, and to reserve this subscription for the following category of persons:

•
any bank, investment services provider, or other member of an underwriting syndicate undertaking to ensure the realization of the share capital increase or any issuance that could in the future lead to a share capital increase in accordance with this delegation of authority.

The board of directors will set the issue price of Ordinary Shares to be issued by virtue of this delegation according to the following:

•
the price of the shares will be at least equal to the volume-weighted average price of the ADSs for the five trading days preceding the determination of such price, subject to a maximum discount of 5%, as determined by the board of directors, and

•	comparing the supply of securities with the demand for subscription expressed by investors, using the method known as “book-building” (construction du livre d’ordres).
The Company intends to use this delegation of authority to raise the funds necessary to finance external growth transactions and does not intend to use it for any other purpose, particularly in the context of an unsolicited tender offer for Criteo shares by a third party or in any other context. As a result, we believe that a share capital increase in an amount not to exceed 25% of the Company’s share capital will provide us with sufficient flexibility in pursuing our strategic growth plan. The implementation of this authorization could provide us quick access to sources of financing, in a similar manner to our U.S. competitors, and allow us to respond quickly to changes in market conditions.
The terms of the securities to be authorized, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar matters would be determined by the board of directors. The Company has no immediate plans to issue securities pursuant to this resolution. Any transaction where the Company sells such securities will be reviewed and approved by the board of directors at the time of issuance.
No amount was used pursuant to this same authorization granted at last year’s Annual General Meeting of Shareholders on June 23, 2015.
This delegation of authority would be granted for an 18-month period (valid through December 29, 2017) and would supersede the corresponding delegation granted by the shareholders at last year’s Annual General Meeting of Shareholders on June 23, 2015, which, in the absence of a favorable vote, will expire on December 23, 2016 and may impair the Company’s ability to obtain appropriate financing to execute on its strategic objectives. If this resolution is approved, no further authorization from the shareholders will be solicited prior to any such sale in accordance with the terms of this resolution.
For the full text of Resolution 29, please see Annex B.

RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 29.

RESOLUTION 30:

VOTE ON SHARE CAPITAL INCREASE THROUGH A PUBLIC OFFERING, WITHOUT SHAREHOLDERS’ PREFERENTIAL SUBSCRIPTION RIGHTS
In addition to Resolution 29, which is intended to enable the board of directors to increase the share capital through an underwritten offering, the board of directors is also requesting the necessary authority to issue through a public offering Ordinary Shares and/or any type of securities giving access, by any means, immediately or in the future, to Ordinary Shares. Resolution 30 serves three distinct purposes beyond the scope of Resolution 29:

•
To comply with the approach currently promoted by French regulatory authorities, which analyzes the legal grounds for financial delegations of authority on the basis of their intended end result and not the means to achieve the end result. In particular, if the end result of the planned transaction is a public offering of securities in France, Resolution 30 should be approved in order to ensure that the French regulatory authorities would view the financial delegations being granted at the Annual General Meeting as sufficient for all potential market participants;

•	To allow for a direct public offering, without the involvement of underwriters; and

•	To allow for the Ordinary Shares to be listed on a regulated market within the meaning of the French Commercial Code, namely, if applicable, on the Euronext stock market.
Any issuance pursuant to this delegation would be carried out without shareholders’ preferential subscription rights. However, if, at the time the delegation is used, the Ordinary Shares are admitted on a regulated market within the meaning of the French Commercial Code (for which the Nasdaq Global Market does not qualify), shareholders would be granted a priority subscription period in accordance with applicable French law.
The Company intends to use this delegation of authority to raise the funds necessary to finance external growth transactions and does not intend to use it for any other purpose, particularly in the context of an unsolicited tender offer for Criteo shares by a third party or in any other context. As a result, we believe that a share capital increase in an amount not to exceed 25% of the Company’s share capital will provide us with sufficient flexibility in pursuing our strategic growth plan. The implementation of this authorization could provide us quick access to sources of financing, in a similar manner to our U.S. competitors, and allow us to respond quickly to changes in market conditions.
The price of the shares to be issued by virtue of this delegation would be set by the board of directors and shall be at least equal to the volume-weighted average price of the ADSs over the course of the five trading days preceding the fixing of the issue price, subject to a maximum discount of 5%, as determined by the board of directors.
The terms of the securities to be authorized, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar matters would be determined by the board of directors. The Company has no immediate plans to issue securities pursuant to this resolution. Any transaction where the Company sells such securities will be reviewed and approved by the board of directors at the time of issuance.
No amount was used pursuant to this same authorization granted at last year’s Annual General Meeting of Shareholders on June 23, 2015.
This delegation of authority would be granted for a 26-month period (valid through August 29, 2018) and supersede the corresponding delegation granted by the shareholders at last year’s Annual General Meeting of Shareholders dated June 23, 2015. If this resolution is approved, no further authorization from the shareholders will be solicited prior to any such sale in accordance with the terms of this resolution.
For the full text of Resolution 30, please see Annex B.

RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 30.

RESOLUTION 31:

VOTE ON SHARE CAPITAL INCREASE IN THE CONTEXT OF A PRIVATE PLACEMENT, WITHOUT SHAREHOLDERS’ PREFERENTIAL SUBSCRIPTION RIGHTS
The goal of this delegation of authority is to allow the Company to issue Ordinary Shares and any type of securities giving access, by any means, immediately and/or in the future, to Ordinary Shares, in one or more private placements to qualified investors or to a limited circle of investors (less than 150) as described in II-2 of Article L. 411-2 of the French Commercial Code.
The Company intends to use this delegation of authority to raise the funds necessary to finance external growth transactions and does not intend to use it for any other purpose. As a result, we believe that a share capital increase in an amount not to exceed 25% of the Company’s share capital will provide us with sufficient flexibility in pursuing our strategic growth plan. The implementation of this authorization could provide us quick access to sources of financing, in a similar manner to our U.S. competitors, and allow us to respond quickly to changes in market conditions.
The price of the shares to be issued by virtue of this delegation would be set by the board of directors and shall be at least equal to the volume-weighted average price of the ADSs over the course of the five trading days preceding the fixing of the issue price, subject to a maximum discount of 5%, as determined by the board of directors.
The terms of the securities to be authorized, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar matters would be determined by the board of directors. The Company has no immediate plans to issue securities pursuant to this resolution. Any transaction where the Company sells such securities will be reviewed and approved by the board of directors at the time of issuance.
No amount was used pursuant to this same authorization granted at the Annual General Meeting of Shareholders on June 18, 2014.
This delegation of authority would be granted for a 26-month period (valid through August 29, 2018) and supersede the corresponding delegation granted by the shareholders at the Annual General Meeting of Shareholders on June 18, 2014. If this resolution is approved, no further authorization from the shareholders will be solicited prior to any such sale in accordance with the terms of this resolution.
For the full text of Resolution 31, please see Annex B.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 31.

RESOLUTION 32:

VOTE ON SHARE CAPITAL INCREASE WITH SHAREHOLDERS’ PREFERENTIAL SUBSCRIPTION RIGHTS
The purpose of this delegation of authority is to enable the Company to obtain financing any time through the issuance of Ordinary Shares and any type of securities giving, by any means, immediately and/or in the future, access to Ordinary Shares, by calling on the Company’s shareholders. They will be given, under the applicable legal provisions and in proportion to their ownership interest in the Company’s share capital, a preferential right to subscribe for new share or securities. This detachable and negotiable right will make it possible, if the holder does not wish to subscribe to the capital increase, to financially offset the dilution resulting from the non-subscription to the capital increase.
The Company intends to use this delegation of authority to raise the funds necessary to finance external growth transactions and does not intend to use it for any other purpose. As a result of maintaining shareholders’ preferential rights, we believe that a share capital increase in an amount not to exceed 50% of the Company’s share capital will provide us with sufficient flexibility in pursuing our strategic growth plan. The implementation of this authorization could provide us quick access to a source of financing and allow us to respond quickly to changes in market conditions.
The share capital increases carried out pursuant to this authorization cannot exceed 50% of the Company’s share capital.
The terms of the securities to be authorized, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar matters would be determined by the board of directors. The Company has no immediate plans to issue securities pursuant to this resolution. Any transaction where the Company sells such securities will be reviewed and approved by the board of directors at the time of issuance.
No amount was used pursuant to this same authorization granted at the Annual General Meeting of Shareholders on June 18, 2014.
This delegation of authority would be granted for a 26-month period (valid through August 29, 2018) and supersede the corresponding delegation granted by the shareholders at the Annual General Meeting of Shareholders on June 18, 2014. If this resolution is approved, no further authorization from the shareholders will be solicited prior to any such sale in accordance with the terms of this resolution.
For the full text of Resolution 32, please see Annex B.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 32.

RESOLUTION 33:

VOTE ON THE AUTHORIZATION TO INCREASE THE NUMBER OF SECURITIES TO BE ISSUED, AS PART OF A SHARE CAPITAL INCREASE PURSUANT TO THE DELEGATIONS IN RESOLUTIONS 29 TO 32, WITH OR WITHOUT SHAREHOLDERS’ PREFERENTIAL SUBSCRIPTION RIGHTS
The purpose of this Resolution 33 is to allow the board of directors to grant a customary over-allotment option for any issuance pursuant to Resolutions 29 to 32. Any share capital increase pursuant to this delegation would be at the same price as, and limited to 15% of, the initial issuance. This authorization would not result in an increase in the limit of 25% of the share capital provided for in Resolutions 29 to 31 or the limit of 50% of the share capital provided for in Resolution 32.
For the full text of Resolution 33, please see Annex B.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 33.

RESOLUTION 34:

VOTE ON THE OVERALL FINANCIAL LIMITS APPLICABLE TO THE ISSUANCES TO BE COMPLETED PURSUANT TO RESOLUTIONS 29 TO 33 AND 35
The board of directors hereby proposes to set the maximum aggregate amount of share capital increases that could potentially be carried out by virtue of Resolutions 29 to 33 and 35 at €780,886, which represents 50% of the share capital as of December 31, 2015. It should be noted that, as set forth above, in addition to this maximum aggregate limit, the share capital increases under each of Resolutions 29 to 31 cannot, in each case, exceed €390,443, which represents 25% of the share capital as of December 31, 2015.
We believe that this amount strikes the correct balance between protecting our existing shareholders and providing the Company with the financial flexibility necessary to accomplish its strategic goals with respect to external growth, and in line with the flexibility available to comparable U.S. companies. The board of directors intends, whenever possible, to grant its shareholders a priority subscription period for issuances carried out pursuant to these delegations.
For the full text of Resolution 34, please see Annex B.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 34.

RESOLUTION 35:

VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO INCREASE THE COMPANY’S SHARE CAPITAL BY WAY OF ISSUING SHARES AND SECURITIES FOR THE BENEFIT OF MEMBERS OF A COMPANY SAVINGS PLAN (PLAN D’ÉPARGNE D’ENTREPRISE)
Under the provisions of Articles L. 225-129 et seq. and L. 225-138-1 of the French Commercial Code and the provisions of Articles L. 3332-1 et seq. of the French Labor Code, the board of directors is required to submit for approval by the shareholders a resolution to authorize the board of directors to increase the share capital through the issuance of shares and securities for the benefit of employees who are members of a Company savings plan (plan d’épargne groupe).
The aggregate nominal amount of share capital increases that would be carried out pursuant to this delegation of authority would not exceed €46,853, which represents 3% of the share capital as of December 31, 2015.
The nominal amount of any share capital increase that could potentially be carried out would be deducted from the aggregate cap amount of €780,886 set for all the financial delegations of authority to be granted to the board of directors at this Annual General Meeting pursuant to Resolution 34 (other than pursuant to Resolution 19).
Under the conditions set forth in Articles L. 3332-18 to L. 3332-23 of the French Labor Code, the board of directors would determine the issue price of the newly created shares or securities granting access to the share capital. For the benefit of the members of a company savings plan (plan d’épargne entreprise), the shareholders’ preferential subscription right to the shares or securities would be eliminated.
This delegation of authority would be granted for a 18-month period (valid through December 29, 2017).
For the full text of Resolution 35, please see Annex B.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 35.

RESOLUTION 36:

VOTE ON THE AMENDMENT TO OUR BY-LAWS TO CHANGE THE QUORUM REQUIREMENT FOR SHAREHOLDER ACTION
Our shareholders are asked to approve an amendment to our By-laws to change the definition of quorum for purposes of shareholder actions at general meetings. Consistent with French law, our current By-laws provide that a quorum requires the presence of shareholders having at least (1) 20% of the Ordinary Shares entitled to vote in the case of an ordinary shareholders’ general meeting, or (2) 25% of the Ordinary Shares entitled to vote in the case of an extraordinary shareholders’ general meeting. Nasdaq Listing Rule 5620(c), however, defines a quorum as no less than one-third of the outstanding shares of a company’s common voting stock. Until this year, we were a foreign private issuer and were thus permitted, pursuant to Nasdaq’s listing standards, to follow our home country practice with respect to quorum in lieu of Nasdaq Listing Rule 5620(c). However, since we are no longer a foreign private issuer and therefore no longer subject to this exemption, the definition of quorum in our By-laws should be amended so that it conforms to Nasdaq Listing Rule 5620(c).
Accordingly, Resolution 36 is submitted for a shareholder vote at the Annual General Meeting to amend the tenth and twelfth paragraphs for Article 19 of our By-laws to read, respectively, as follows:
“ An ordinary general shareholders’ meeting can be validly conducted pursuant to a first or second notice of meeting only if the shareholders present or represented hold at least 33 1/3% of the shares having the right to vote.
[…]
An extraordinary general shareholders’ meeting can be validly conducted pursuant to a first or second notice of meeting only if the shareholders present or represented hold at least 33 1/3% of the shares having the right to vote.”
For the full text of Resolution 36, please see Annex B.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 36.

RESOLUTION 37:

VOTE ON REDUCTION OF THE TERM OF OFFICE OF DIRECTORS AND OBSERVERS AND CORRESPONDING AMENDMENT TO OUR BY-LAWS
Our shareholders are asked to approve reducing our directors’ and observers’ term of office from three to two years and to approve the corresponding amendments to our By-laws. We believe that a two-year term of office will optimize the efficiency and transparency of our board of directors and strikes the right balance between providing our directors time to make an impact while remaining accountable to our shareholders.
If Resolution 37 is approved, (i) the terms of office of Mr. Rudelle, Mr. Eichmann, Ms. Fox, Mr. Vidal and Mr. Warner will expire at the end of the 2018 Annual General Meeting (subject to the approval of Resolutions 1-6), and (ii) the terms of office of Ms. Evan and Mr. de Pesquidoux will expire at the end of the 2017 Annual General Meeting.
Resolution 37 is submitted for a shareholder vote at the Annual General Meeting to reduce the term of office for directors and observers and amend Articles 11 and 15 of our By-laws as follows:
The third paragraph of Article 11.1 to read:
“The directors are appointed for a term of two years. The office of a director shall terminate at the close of the ordinary general meeting of shareholders which deliberated on the accounts of the preceding financial year and held in the year during which the term of office of said director comes to an end.”
The third paragraph of Article 15 to read:
“The observers are appointed for a term of two years. The office of an observer shall terminate at the close of the ordinary general meeting of shareholders which deliberated on the accounts of the preceding financial year and held in the year during which the term of office of said observer comes to an end.”
For the full text of Resolution 37, please see Annex B.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 37.

SHAREHOLDER RESOLUTIONS FOR
THE 2017 ANNUAL GENERAL MEETING OF SHAREHOLDERS
Any shareholder desiring to present a resolution for inclusion in Criteo’s proxy statement for the 2017 Annual General Meeting of Shareholders must deliver such resolution to the board of directors at the address below no later than December 30, 2016. Only those resolutions that comply with the requirements of Rule 14a‑8 under the Exchange Act will be included in the Company’s proxy statement for the 2017 Annual General Meeting of Shareholders.
Shareholders may present resolutions that are proper subjects for consideration at an annual meeting, even if the resolution is not submitted by the deadline for inclusion in the proxy statement. In order for resolutions of shareholders made outside of Rule 14a‑8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a‑4(c) under the Exchange Act with respect to the 2017 Annual General Meeting of Shareholders, such resolutions must be received by the Board of Directors at the address below by March 15, 2017. In addition, under French law, shareholders are permitted to submit a resolution for consideration so long as such matter is received by the board of directors at the address below no later than 25 days prior to the date of the meeting. Shareholders wishing to present resolutions at the 2017 Annual General Meeting of Shareholders made outside of Rule 14a-8 under the Exchange Act must comply with the procedures specified under French law. A shareholder who meets the requirements set forth in Articles L. 225-105 and R. 225-71 of the French Commercial Code may submit a resolution by sending such resolution to the address below by registered letter with acknowledgment of receipt. The resolution must include the text of the proposed resolution, a brief explanation of the reason for such resolution and an affidavit to evidence the shareholder’s holdings. A shareholder who meets the requirements set forth in Articles L. 225-105 and R. 225-71 of the French Commercial Code also may submit a director nomination to be considered by the nomination and corporate governance committee for nomination by following the same process outlined above and including information regarding the director in their submission.
All submissions to the Board of Directors should be made to:
Criteo S.A.
32, Rue Blanche
75009 Paris, France
Attention: Board of Directors
INCORPORATION BY REFERENCE
In accordance with SEC rules, notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act or the Exchange Act that might incorporate this proxy statement or future filings made by the Company under those statutes, the information included under the caption “Report of the Compensation Committee” and those portions of the information included under the caption “Audit Committee Report” required by the SEC’s rules to be included therein shall not be deemed to be “soliciting material” or “filed” with the SEC and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes, except to the extent we specifically incorporate these items by reference.

OTHER MATTERS
The board of directors knows of no other matters that have been submitted for consideration at the Annual General Meeting other than those referred to in this proxy statement and the possible submission of shareholder resolutions as permitted under French law, as discussed above under “Shareholder Resolutions for the 2017 Annual General Meeting of Shareholders,” which are not included in this proxy statement but may be presented by a shareholder proponent at the Annual General Meeting if submitted by the deadline for such submissions. Holders of Ordinary Shares who choose to vote by mail may use their proxy card to (i) grant a proxy to the chairman of the Annual General Meeting to vote on any new matters that are proposed during the meeting, (ii) abstain from voting on such matters (which will be treated as a vote “AGAINST”), or (iii) grant a proxy to another shareholder, a spouse or a partner with whom the holder of Ordinary Shares is in a civil union to vote on such matters. If a holder of Ordinary Shares chooses to grant a proxy to the chairman of the Annual General Meeting, with respect to either all matters or only any additional matters not disclosed in this proxy statement, the chairman of the Annual General Meeting shall have discretionary authority pursuant to Rule 14a‑4(c) under the Exchange Act and shall issue a vote in favor of adopting such undisclosed resolutions submitted or approved by the board of directors or the management, as the case may be, and a vote against adopting any other such undisclosed resolutions.

IMPORTANT NOTICE REGARDING DELIVERY
OF SHAREHOLDER DOCUMENTS
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (the “Annual Report”), including audited financial statements, is being furnished herewith. Copies of our Annual Report and the exhibits thereto are available from the Company without charge upon written request of a shareholder. Copies of these materials are also available online through the SEC at www.sec.gov. The Company may satisfy SEC rules regarding delivery of proxy materials, including this proxy statement and the Annual Report, by delivering a single set of proxy materials to an address shared by two or more holders of Ordinary Shares, unless contrary instructions are received prior to the mailing date. This delivery method can result in meaningful cost savings for the Company. We undertake to deliver promptly upon written or oral request at the address or phone number below a separate copy of the proxy materials to a shareholder at a shared address to which a single copy of the proxy materials was delivered. Similarly, if you share an address with another shareholder and have received multiple copies of our proxy materials, you may write or call us at the address or phone number below to request delivery of a single copy of the proxy materials in the future. If you hold Ordinary Shares and prefer to receive separate copies of the proxy materials either now or in the future, please contact the Company’s Investor Relations Department at Criteo S.A., 32, Rue Blanche, Paris, 75009 France, by telephone at +33 1 40 40 22 90 or by email at InvestorRelations@criteo.com. If you hold ADSs and you prefer to receive separate copies of proxy materials either now or in the future, please contact the Depositary or your brokerage firm, as applicable.

ANNEX A
FINANCIAL STATEMENT SUMMARY

The summary financial information set forth below is extracted from the Company’s consolidated financial statements prepared in accordance with International Financial Reporting Standards as adopted by the European Union, for the fiscal years ended December 31, 2013, 2014 and 2015.

Consolidated Statements of Income

	Year Ended December 31,
	2013	2014	2015
	(in thousands of euros, except share and per share data)
Revenue	€443,960	€745,081	€1,193,414
Traffic acquisition costs	(264,952)	(441,427)	(711,755)
Other costs of revenue	(21,956)	(36,150)	(56,100)
Gross profit	157,052	267,504	425,559
Research and development expenses	(32,175)	(45,293)	(78,313)
Sales and operations expenses	(82,816)	(133,393)	(206,325)
General and administrative expenses	(31,387)	(48,788)	(71,386)
Income from operations	10,674	40,030	69,535
Financial (expense) income	(6,868)	8,587	(4,094)
Income before taxes	3,806	48,617	65,441
Provision for income taxes	(2,413)	(13,253)	(8,689)
Net income	€1,393	€35,364	€56,752
Net income available to shareholders of Criteo S.A.	€1,065	€34,354	€54,296
Net income available to non-controlling interests	€328	€1,010	€2,456
Net income allocated to shareholders per share:
Basic	€0.02	€0.58	€0.88
Diluted	€0.02	€0.55	€0.84

Annex A-1

Consolidated Statements of Comprehensive Income

	Year Ended December 31,
	2013	2014	2015
	(in thousands)
Net income	€1,393	€35,364	€56,752
Foreign currency translation adjustment, net of taxes	1,317	3,376	7,014
Foreign currency translation adjustment	1,317	3,376	7,014
Income tax effect	-	-	-
Actuarial gains (losses) on employee benefits, net of taxes	(40)	328	95
Actuarial gains (losses) on employee benefits	(47)	386	115
Income tax effect	7	(58)	(20)
Financial instruments, net of taxes	(83)	-	-
Change in fair value of financial instruments	(98)	-	-
Income tax effect	15	-	-
Comprehensive income	€2,587	€39,068	€63,861
Attributable to shareholders of Criteo S.A.	€2,254	€38,102	€61,185
Attributable to non-controlling interests	€333	€966	€2,676

Annex A-2

Consolidated Statements of Financial Position

	Year Ended December 31,
	2013	2014	2015
	(in thousands)
Goodwill	€4,191	€22,944	€38,553
Intangible assets	6,624	10,560	15,126
Property, plant and equipment	24,716	43,027	75,762
Non-current financial assets	7,627	9,494	15,784
Deferred tax assets	4,486	7,113	18,432
Total non-current assets	47,644	93,138	163,657
Trade receivables	87,643	158,633	240,264
Current tax assets	8,014	2,883	2,500
Other current assets	13,466	21,021	41,944
Cash and cash equivalents	234,343	289,784	324,733
Total current assets	343,466	472,322	609,441
Total assets	€391,110	€565,459	€773,098

	Year Ended December 31,
	2013	2014	2015
	(in thousands)
Share capital	€1,421	€1,523	€1,562
Additional paid-in capital	241,468	265,522	277,901
Currency translation adjustment	1,384	4,804	11,598
Consolidated reserves	19,523	35,302	90,997
Retained earnings	1,065	34,354	54,296
Equity-attributable to shareholders of Criteo S.A.	264,861	341,505	436,354
Non-controlling interests	213	1,433	4,315
Total equity	265,074	342,938	440,669
Financial liabilities-non-current portion	6,119	4,333	3,005
Retirement benefit obligation	925	1,024	1,327
Deferred tax liabilities	303	946	132
Total non-current liabilities	7,347	6,303	4,464
Financial liabilities-current portion	5,197	7,841	6,573
Contingencies	830	1,131	614
Trade payables	75,889	135,557	226,304
Current tax liabilities	1,549	7,969	14,113
Other current liabilities	35,224	63,719	80,361
Total current liabilities	118,689	216,217	327,965
Total equity and liabilities	€391,110	€565,459	€773,098

Annex A-3

Consolidated Statements of Cash Flows

	Year Ended December 31,
	2013	2014	2015
	(in thousands)
Net income	€1,393	€35,364	€56,752

Non-cash and non-operating items	21,558	53,931	70,867

Amortization and provisions	12,195	25,146	42,469
Share-based compensation expense	6,876	14,778	21,642
Net gain or loss on disposal of non-current assets	45	106	(1,918)
Accrued interest	9	17	5
Non-cash financial income and expenses	20	632	20
Change in deferred taxes	(3,697)	(4,007)	(14,098)
Income tax for the period	6,110	17,260	22,747

Changes in working capital requirement	12,965	3,516	13,022

Increase in trade receivables	(31,433)	(63,064)	(75,247)
Increase in trade payables	33,704	53,195	90,233
Increase in other current assets	(5,560)	(6,021)	(21,737)
Increase in other current liabilities	16,254	19,406	19,773
Income taxes paid	(11,211)	(5,142)	(16,960)

Cash from operating activities	24,705	87,670	123,681

Acquisition of intangible assets, property, plant and equipment	(22,003)	(35,389)	(67,090)
Proceeds from disposal of intangible assets, property, plant and equipment	90	40	9
Investments, net of cash acquired	(5,414)	(18,775)	(18,009)
Change in other non-current financial assets	(806)	(1,728)	(5,964)
Cash used for investing activities	(28,133)	(55,853)	(91,054)
Issuances of borrowings	8,000	4,243	3,629
Repayments of borrowings	(3,450)	(4,902)	(8,101)
Interest paid	(9)	(17)	(5)
Proceeds from issuance of stock	192,175	23,854	12,417
Change in other financial liabilities	-	205	(905)
Cash from financing activities	196,716	23,383	7,035

Change in net cash and cash equivalents	193,289	55,200	39,661

Net cash and cash equivalents at beginning of period	43,262	234,342	289,784
Effect of exchange rate changes on cash and cash equivalents	(2,208)	242	(4,712)
Net cash and cash equivalents at end of period	€234,342	€289,784	€324,733

Annex A-4

Consolidated Statements of Changes in Equity

	Share capital	Additional paid-in capital	Currency translation reserve	Consolidated reserves	Retained earnings	Equity attributable to shareholders of Criteo S.A.	Non-controlling interests	Total equity
	(in thousands)
Balance at January 1, 2013	€1,178	€46,542	€72	€11,913	€981	€60,686	€(245)	€60,441

Net income	-	-	-	-	1,065	1,065	328	1,393
Other comprehensive income (loss), net of tax	-	-	1,312	(123)	-	1,189	5	1,194
Total comprehensive income (loss)	-	-	1,312	(123)	1,065	2,254	333	2,587
Allocation of net income from prior period	-	-	-	981	(981)	-	-	-
Issuance of ordinary shares	243	194,926	-	-	-	195,169	-	195,169
Share-based compensation	-	-	-	6,750	-	6,750	125	6,876
Other changes in equity	-	-	-	2	-	2	-	2
Balance at December 31, 2013	€1,421	€241,468	€1,384	€19,523	€1,065	€264,861	€213	€265,074
Net income	-	-	-	-	34,354	34,354	1,010	35,364
Other comprehensive income (loss), net of tax	-	-	3,420	328	-	3,748	(44)	3,704
Total comprehensive income	-	-	3,420	328	34,354	38,102	966	39,068
Allocation of net income from prior period	-	-	-	1,065	(1,065)	-	-	-
Issuance of ordinary shares	102	24,054	-	-	-	24,156	-	24,156
Share-based compensation	-	-	-	14,523	-	14,523	255	14,778
Other changes in equity	-	-	-	(137)	-	(137)	-	(137)
Balance at December 31, 2014	€1,523	€265,522	€4,804	€35,302	€34,354	€341,505	€1,433	€342,938
Net income	-	-	-	-	54,296	54,296	2,456	56,752
Other comprehensive income, net of tax	-	-	6,794	95	-	6,889	220	7,109
Total comprehensive income	-	-	6,794	95	54,296	61,185	2,676	63,861
Allocation of net income from prior period	-	-	-	34,354	(34,354)	-	-	-
Issuance of ordinary shares	39	12,379	-	-	-	12,418	-	12,418
Share-based compensation	-	-	-	21,435	-	21,435	206	21,641
Other changes in equity	-	-	-	(189)	-	(189)	-	(189)
Balance at December 31, 2015	€1,562	€277,901	€11,598	€90,997	€54,296	€436,354	€4,315	€440,669

Annex A-5

The summary financial information set forth below is extracted from the Company’s statutory financial statements prepared in accordance with French GAAP, for the fiscal years ended December 31, 2014 and 2015.
BALANCE SHEET

ASSETS		Year ended December 31, 2015 (12 months)			Year ended December 31, 2014 (12 months)
		(in euros)
		Gross	Amortization and depreciation	Net	Net
	Uncalled subscribed capital (I)
Fixed Assets	Intangible assets
	Incorporation costs
	Development costs
	Software and patents	26,121,443	11,901,084	14,220,359	7,277,318
	Goodwill (1)	2,958,983		2,958,983	2,958,983
	Other intangible assets
	Advance payments

	Tangible assets
	Lands
	Buildings
	Machinery and equipment
	Other tangible assets	56,288,838	26,063,016	30,225,822	19,957,901
	Tangible assets in progress	1,667,267		1,667,267	402,962
	Advance payments

	Financial assets (2)
	Investments under the equity method
	Other investments in subsidiaries	93,490,775		93,490,775	56,656,731
	Receivables related to investments
	Other investments
	Loans
	Other financial assets	6,859,556		6,859,556	7,339,888

	Total II	187,386,862	37,964,101	149,422,762	94,593,783
Current Assets	Inventories
	Raw materials
	Work-in-progress - Goods
	Work-in-progress - Services
	Finished goods
	Advance payments on purchase orders	146,934		146,934	177,696

	Receivables (3)
	Trade receivables and related accounts	57,328,846	19,500	57,309,346	153,044,037
	Other receivables	148,815,753		148,815,753	87,271,496
	Subscribed capital called and unpaid

	Marketable securities	49,773,322		49,773,322	129,072,721
	Cash and cash equivalents	218,897,138		218,897,138	123,383,127
	Prepaid expenses (3)	6,165,416		6,165,416	2,374,292

	Total III	481,127,409	19,500	481,107,909	495,323,369
Adjustment Accounts	Debt issuance costs to be spread (IV)	1,772,549		1,772,549
	Bond reimbursement premium (V)
	Currency translation adjustment – Asset (VI)	3,196,860		3,196,860	2,729,830

	TOTAL (I+II+III+IV+V+VI)	673,483,680	37,983,600	635,500,080	592,646,981
	(1) including right to lease (2) including short-term portion (3) including long-term portion			25,231,877

Annex A-6

BALANCE SHEET

LIABILITIES		Year ended December 31, 2015 (12 months)	Year ended December 31, 2014 (12 months)

		(in euros)
Equity	Share capital (of which paid: 1,561,772 )	1,561,772	1,522,567
	Premiums related to share capital	263,934,241	251,556,235
	Revaluation adjustment
	Reserves
	Legal reserve	152,257	142,140
	Statutory or contractual reserves
	Regulated reserves	13,966,546	13,966,546
	Other reserves
	Retained Earnings	71,676,771	48,583,372

	Net income for the period	60,721,469	23,021,307

	Investment subsidies
	Tax-regulated provisions
	Total I	412,013,057	338,792,168

Other funds	Proceeds from the issuance of participating securities
	Conditional advances
	Total II

Provisions	Provisions for risks	3,221,775	3,668,811
	Provisions for expenses
	Total III	3,221,775	3,668,811

Liabilities (1)	Financial liabilities
	Convertible bonds
	Other bonds
	Liabilities from financial institutions	4,422,696	8,976,853
	Bank overdrafts	9,629,408	12,353
	Other financial liabilities	133,292,277	147,367,756

	Advances and progress payments received on purchase orders

	Current liabilities
	Trade payables and related accounts	28,869,564	45,444,902
	Tax and social security liabilities	32,231,176	16,629,614

	Liabilities related to fixed assets and related accounts	2,754,980	4,035,436
	Other current liabilities	8,586,529	13,737,236

Adjustment accounts	Deferred revenue (1)
	Total IV	219,786,629	236,204,150
	Currency translation adjustment – Liabilities (V)	478,620	13,981,852
	TOTAL (I+II+III+IV+V)	635,500,080	592,646,981

	(1) including long-term portion	213,293,873	221,460,784

Annex A-7

INCOME STATEMENT

	Year ended December 31, 2015 (12 months)			Year ended December 31, 2014 (12 months)
	(in euros)
	France	Export	Total	Total
Operating income (1)
Product sales
Goods
Services	3,322,663	50,478,914	53,801,577	37,885,365

Net sales	3,322,663	50,478,914	53,801,577	37,885,365
Inventoried production
Capitalized production
Operating grants				1,000
Reversal of depreciation, provisions (and amortization), expense transfers			497,695	146,951
Other operating income			257,343,120	150,207,490

Total – Operating income (I)			311,642,392	188,240,806

Operating expenses (2)
Purchases of goods
Change in inventory (goods)
Purchase of raw materials and other supplies
Change in inventory (raw materials and other supplies)
Other purchases and external expenses *			161,006,068	93,884,223
Taxes other than income taxes			4,256,783	2,765,456
Personnel expenses			46,844,814	34,136,230
Social charges			25,536,624	18,864,707
Depreciation and amortization
On tangible assets: amortization			20,086,148
On tangible assets: depreciation				12,406,696
On current assets: depreciation			10,355	74,129
Provisions
Other charges			10,878,885	4,296,264

Total – Operating expenses (II)			268,619,677	166,427,706
1 – Operating income (I-II)			43,022,715	21,813,101
Joint operations
Attributed benefit or transferred loss (III)
Incurred loss or transferred benefit (IV)
(1) Including income related to previous periods (2) Including expenses related to previous period

Annex A-8

INCOME STATEMENT

	Year ended December 31, 2015 (12 months)	Year ended December 31, 2014 (12 months)
	(in euros)
Financial income
Income on investments (3)	1,948,678	1,538,949
Income on other marketable securities and receivables (3)
Other income and interest (3)	13,268,359	2,090,093
Reversals of depreciation, provisions and expense transfers	2,734,127	2,620,193
Foreign exchange currency gains	28,719,664	7,514,300
Net proceeds on sale of marketable securities	249,448	349,553
Total V	46,920,276	14,113,089

Financial expenses
Amortization, depreciation and provisions	3,297,538	2,760,782
Interest expense and other (4)	22,465,663	4,440,399
Foreign exchange currency losses		4,626,344
Net losses on sale of marketable securities
Total VI	25,763,201	11,827,525

2. Financial result (V-VI)	21,157,075	2,285,564
3. Profit or loss before taxes and exceptional items (I-II+III-IV+V-VI)	64,179,790	24,098,664
Exceptional income
Exceptional income on operating transactions	583
Exceptional income on capital transactions	223,757	55,940
Reversals of depreciation, provisions and expense transfers	534,620	280,000
Total VII	758,959	335,940
Exceptional expenses
Exceptional expenses on operating transactions	216,518	23,672
Exceptional expenses on capital transactions	127,128	18,996
Depreciation, provisions and expense transfers	109,000	390,620
Total VIII	452,646	433,288
4. Exceptional result (VII-VIII)	306,313	97,348
Profit sharing (IX)	499,354	490,348
Income taxes (X)	3,265,280	489,662
Total income (I+III+V+VII)	359,321,628	202,689,836
Total expenses (II+IV+VI+VIII+IX+X)	298,600,158	179,668,529
5. Profit or loss (total income less total expenses)	60,721,469	23,021,307
* of which: lease payments on finance lease fixtures lease payments on real estate	400,608	482,718
(3) Including income on related companies	1,452,226	1,002,347
(4) Including interest on related companies	23,721	178,096

Annex A-9

ANNEX B
ENGLISH TRANSLATION OF FULL TEXT OF RESOLUTIONS TO BE
VOTED ON AT THE ANNUAL GENERAL MEETING

Please note that because we are a French company, the full text of the resolutions included in this Annex B has been translated from French. In the case of any discrepancy between this version and the French version, the French version will prevail.

RESOLUTIONS WITHIN THE AUTHORITY OF THE ORDINARY SHAREHOLDERS’ MEETING

First resolution
Renewal of Mr. Jean-Baptiste Rudelle’s office as director
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the Board of Directors’ report,
noting that the term of office of Mr. Jean-Baptiste Rudelle expires at the end of this Shareholders’ Meeting, renews the term of office of Mr. Jean-Baptiste Rudelle as Director for a three-year period, expiring at the end of the Ordinary Shareholders’ Meeting convened to approve the financial statements for the fiscal year ended December 31, 2018.
Second resolution
Renewal of Mr. James Warner’s office as director
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the Board of Directors’ report,
noting that the term of office of Mr. James Warner expires at the end of this Shareholders’ Meeting, renews the term of office of Mr. James Warner as Director for a three-year period, expiring at the end of the Ordinary Shareholders’ Meeting convened to approve the financial statements for the fiscal year ended December 31, 2018.
Third resolution
Ratification of the provisional appointment of Ms. Sharon Fox Spielman as director
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the Board of Directors’ report,
noting that the Board of Directors at its meeting of February 25, 2016, appointed as director, as of March 9, 2016, Ms. Sharon Fox Spielman to replace Ms. Marie Ekeland, who had resigned from the Board of Directors, for the remainder of Ms. Marie Ekeland’s term of office, until the end of the Ordinary Shareholders’ Meeting convened to approve the financial statements for the fiscal year ended December 31, 2015, ratifies, in accordance with Article L. 225-24 of the French Commercial Code, the nomination of Ms. Sharon Fox Spielman as director.
Fourth resolution
Renewal of Ms. Sharon Fox Spielman’s office as director
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’

Annex B-1

meetings,
having reviewed the Board of Directors’ report,
noting that the term of office of Ms. Sharon Fox Spielman expires at the end of this Shareholders’ Meeting, renews the term of office of Ms. Sharon Fox Spielman as Director for a three-year period, expiring at the end of the Ordinary Shareholders’ Meeting convened to approve the financial statements for the fiscal year ended December 31, 2018.
Fifth resolution
Appointment of Mr. Eric Eichmann as director
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the Board of Directors’ report,
nominates Mr. Eric Eichmann as Director, in addition to the current members, for a three-year period, expiring at the end of the Ordinary Shareholders’ Meeting convened to approve the financial statements for the fiscal year ended December 31, 2018.
Mr. Eric Eichmann has already indicated that he accepts the directorship which has just been conferred and that he does not have a mandate in any another company that would prohibit him from accepting such duties.
Sixth resolution
Renewal of Mr. Dominique Vidal’s office as director subject to approval of Resolution 37
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the Board of Directors’ report,
subject to the approval of Resolution 37 relating to the reduction of the duration of the directors’ term of office, renews the term of office of Mr. Dominique Vidal as Director for a two-year period, expiring at the end of the Ordinary Shareholders’ Meeting convened to approve the financial statements for the fiscal year ended December 31, 2017.
Seventh resolution
Determination of the amount of the directors’ attendance fees
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the Board of Directors’ report,
decides to set at €2,250,000 the directors’ attendance fees amount for the fiscal year 2016 and the coming fiscal years until a new decision is taken by the Ordinary Shareholders’ Meeting.
Eighth resolution
Non-binding advisory vote to approve the compensation for the named executive officers of the Company
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, after having reviewed the Board of Directors’ report,
approves, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2016 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the narrative discussion.

Annex B-2

Ninth resolution
Non-binding advisory vote to hold a non-binding advisory vote on the compensation for the named executive officers of the Company every year
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, after having reviewed the Board of Directors’ report,
decides, on a non-binding advisory basis, that the shareholders of the Company should have an advisory vote on the compensation of the Company’s named executive officers set forth in the Company’s proxy statement every year.
Tenth resolution
Non-binding advisory vote to hold a non-binding advisory vote on the compensation for the named executive officers of the Company every two years
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, after having reviewed the Board of Directors’ report,
decides, on a non-binding advisory basis, that the shareholders of the Company should have an advisory vote on the compensation of the Company’s named executive officers set forth in the Company’s proxy statement every two years.
Eleventh resolution
Non-binding advisory vote to hold a non-binding advisory vote on the compensation for the named executive officers of the Company every three years
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, after having reviewed the Board of Directors’ report,
decides, on a non-binding advisory basis, that the shareholders of the Company should have an advisory vote on the compensation of the Company’s named executive officers set forth in the Company’s proxy statement every three years.
Twelfth resolution
Approval of the statutory financial statements for the fiscal year ended December 31, 2015
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the Management Report on the Company’s activities and accounts for the year ended December 31, 2015 and the report of the Statutory Auditors, approves the statutory financial statements of the Company for the fiscal year ended December 31, 2015, which show earnings amounting to €60,721,469, as well as the transactions reflected therein and summarized in these reports.
notes that the aforementioned statutory financial statements show neither excess amortizations and other non-deductible amortizations, nor excessive expenses as referred to in Article 39-4 of the French General Tax Code.
Thirteenth resolution
Approval of the consolidated financial statements for the fiscal year ended December 31, 2015
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the Management Report for the year ended December 31, 2015 and the consolidated financial statements for that year, as well as the report of the Statutory Auditors thereon, approves the consolidated financial statements of the Company for the fiscal year ended December 31, 2015, as

Annex B-3

presented, as well as the transactions reflected therein and summarized in these reports.
Fourteenth resolution
Discharge of the members of the board of directors and the statutory auditors for the performance of their duties during the fiscal year ended December 31, 2015
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, discharges the members of the Board of Directors and the Statutory Auditors for the performance of their duties during the fiscal year ended December 31, 2015.
Fifteenth resolution
Allocation of earnings for the fiscal year ended December 31, 2015
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the reports of the Board of Directors:

•	acknowledges that the earnings for the fiscal year ended December 31, 2015 amount to €60,721,469;

•	decides to allocate the total earnings as follows:

•	to the legal reserve in the amount of €3,920.20; and

•	to retained earnings in the amount of €60,717,548.80.
It is noted that no dividends have been distributed for the last three fiscal years.
Sixteenth resolution
Approval of the agreement relating to the provision of premises and means entered into with The Galion Project (agreement referred to in Article L. 225-38 of the French Commercial Code)
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the special report of the Statutory Auditors concerning the agreements and undertakings referred to in Article L. 225-38 of the French Commercial Code,
approves the agreement relating to the provision of premises and means concluded on November 10, 2015 between the Company and The Galion Project, a non-profit French organization whose purpose is to promote entrepreneurship by start-ups operating in the digital economy. In compensation for the provision of part of the premises with an area of 13.66 m2 and certain administrative and maintenance services, the Company receives an annual fee of 6,317.75 euros (HT). The conclusion of this agreement was approved by the Board of Directors on March 19, 2015 (interested director : Jean-Baptiste Rudelle).
Seventeenth resolution
Ratification of the partnership entered into with The Galion Project (agreement referred to in Article L. 225-38 of the French Commercial Code)
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the special report of the Statutory Auditors concerning the agreements and undertakings referred to in Article L. 225-38 of the French Commercial Code,
ratifies, in accordance with Article L. 225-42 of the French Commercial Code, the partnership entered into with The Project Galion around a publicized event that took place on 5 May 2015 under which the Company paid during fiscal year 2015, the sum of 10,000 euros (interested director : Jean-Baptiste Rudelle).

Annex B-4

Eighteenth resolution
Ratification of the partnership entered into with France Digitale (agreement referred to in Article L. 225-38 of the French Commercial Code)
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the special report of the Statutory Auditors concerning the agreements and undertakings referred to in Article L. 225-38 of the French Commercial Code,
ratifies, in accordance with Article L. 225-42 of the French Commercial Code, the partnership entered into with France Digitale around a publicized event that took place on 15 September 2015 under which the Company paid during fiscal year 2015, the sum of 10,000 euros (interested director : Marie Ekeland).
Nineteenth resolution
Delegation of authority to be granted to the Board of Directors to proceed with the buyback of Company shares in accordance with Article L. 225-209-2 of the French Commercial Code
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the Board of Directors’ report, the report of the independent expert designated in accordance with Articles R. 225-160-1 et seq of the French Commercial Code and the Statutory Auditors' special report, in accordance with Article L. 225-209-2 of the French Commercial Code, authorizes the Board of Directors to purchase shares of the Company under the conditions set forth in Article L. 225-209-2 of the French Commercial Code, decides that the purchase of these shares may be effected on one or more occasions, but this authorization shall however not be used by the Board of Directors during a public tender offer by a third-party, decides that the authorization may be used and the shares so purchased may be allocated, within two (2) years from their purchase date, as payment or in exchange for assets acquired by the Company in connection with a potential acquisition, merger, demerger or contribution transaction, acknowledges that the maximum number of shares that may be purchased pursuant to this resolution for the purposes stated in this resolution shall at no time exceed 5% of the total number of shares of the Company outstanding, decides that all or part of the purchased shares, subject to the adoption of the twenty-sixth resolution below, can be cancelled under the terms and conditions set forth in the 28th resolution below, acknowledges that any shares not used for the above mentioned purposes within the relevant time period will be automatically cancelled, decides to set the maximum purchase price per share (excluding fees and commissions) at €59, in accordance with the report by the independent expert pursuant to Article L. 225-209 of the French Commercial Code, with an overall cap of €184,289,099; subject to adjustments as necessary to reflect any relevant capital transactions (e.g. incorporation of reserves, allocation of bonus shares, stock splits or reverse stock splits) that might occur during the term of this authorization, decides that the purchase price per share under this authorization shall be set by the Board of Directors and shall be at least equal to the then Euro equivalent of the average weighted price on the Nasdaq Global Market of the American Depository Shares representing ordinary shares of the Company over the last five trading days preceding the date when the relevant purchase is completed, grants full powers to the Board of Directors, with the option to sub-delegate powers to the Chief Executive Officer or, with the agreement of the latter, to one or more Deputy Chief Executive Officers, to implement this authorization, place stock market orders, enter into all types of agreements as permitted by law, carry out any formalities, procedures and filings with the French Autorité des Marchés Financiers and other competent bodies, and, in general, do whatever is necessary.

Annex B-5

This authorization is granted for a period of twelve (12) months as of the date of this Shareholders’ Meeting, and supersedes the authorization for the same purpose granted pursuant to the eighth resolution of the Shareholders’ Meeting of June 23, 2015, provided that, if during the effective time of this authorization, the Company's shares are admitted to trading on a regulated market or a multilateral trading facility within the meaning of the French Commercial Code, such authorization would automatically lapse.
Twentieth resolution
Approval of the 2016 Stock Option Plan adopted by the Board of Directors
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the Board of Directors’ report
approves the 2016 Stock Option Plan adopted by the Board of Directors during its meeting of April 7, 2016.
Twenty-first resolution
Approval of the modification to the fungible share ratio in the 2015 Time-Based Free Share /RSU Plan as amended by the Company’s Board of Directors
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the Board of Directors’ report,
approves the modification to the fungible share ratio provided for in the 2015 Time-Based Free Share/Restricted Stock Unit Plan as amended by the Board of Directors during its meeting of April 7, 2016.
Twenty second resolution
Approval of the modification to the fungible share ratio in the 2015 Performance-Based Free Share /RSU Plan as amended by the Company’s Board of Directors
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the Board of Directors’ report,
approves the modification to the fungible share ratio provided for in the 2015 Performance-Based Free Share/Restricted Stock Unit Plan as amended by the Board of Directors during its meeting of April 7, 2016.

RESOLUTIONS WITHIN THE AUTHORITY OF THE EXTRAORDINARY SHAREHOLDERS’ MEETING

Twenty-third resolution
Authorization to be given to the Board of Directors to grant OSA (options to subscribe ordinary shares or OAA (options to purchase ordinary shares) of the Company

The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders‘ meetings, having reviewed the Board of Directors’ report and the Statutory Auditors’ report, subject to the approval of the 2016 Stock Option Plan adopted by the Board of Directors during its meeting of April 7, 2016 under the terms of the 20th resolution above, authorizes the Board of Directors, pursuant to Articles L. 225-177 to L. 225-185 of the French Commercial Code, to grant, during periods authorized by the law, in one or several times, in favor of the members of the salaried personnel

Annex B-6

and/or corporate officers (or some of them) of the Company and companies and economic interest groups related to the Company under the conditions referred to in Article L. 225-180-I of the French Commercial Code, options giving the right to subscribe or to purchase ordinary shares of the Company, it being specified that:

•	the number of options granted pursuant to this authorization shall not give rights to purchase or subscribe for more than 4,600,000 shares, with a par value of 0.025 euros per share,

•	this number shall be deducted from the overall limit set forth in the 27th resolution below, and

•	the total number of shares to be issued on exercise of issued but unexercised OSAs may never exceed one third of the share capital, decides that this authorization is granted for a period of thirty-eight (38) months from this day and supersedes any prior authorization established to grant options giving right to the subscription or to the purchase of ordinary shares of the Company, decides this authorization includes, in favor of the beneficiaries of OSAs, express waiver by shareholders of their preferential subscription right with respect to shares that may be issued as OSAs are exercised, and shall be implemented in accordance with the terms and conditions provided by applicable laws and regulations in force on the day the OSAs or OAAs are allocated, as the case may be, decides that the purchase or subscription price per share shall be fixed by the Board of Directors on the day the option is granted, by reference to the closing sale price of an American Depositary Share representing an ordinary share of the Company on the Nasdaq Global Market on the day preceding the date of the Board of Directors’ decision to grant the options. However, the purchase or subscription price per share shall not, in any case, be less than ninety-five percent (95%) of the average of the closing sale price of an American Depositary Share on the Nasdaq Global Market during the twenty days of trading preceding the day of the Board of Directors’ decision to grant options;

it being specified that, when an option allows its beneficiary to purchase shares which have been previously purchased by the Company, its exercise price, without prejudice of the provisions above and in accordance with legal provisions in force, may not, in addition, be less than 80% of the average price paid by the Company for all the shares previously purchased by the Company;

decides the subscription or purchase price for the shares to which the options give right cannot be modified during the term of the options, provided that, if the Company were to carry one of the transactions referred to in Article L. 225-181 of the French Commercial Code, it shall take the necessary steps to protect interests of options beneficiaries under the conditions provided in Article L. 228-99 of the French Commercial Code, decides that, in the event the adjustment referred to in Article L. 228-99 3° of the French Commercial Code is necessary, the adjustment would be realized by applying the method provided in Article R.228-91 of the French Commercial Code, it being specified that the value of the preferential subscription right as the value of the share before detachment of subscription rights would, if necessary, be determined by the Board of Directors based on the subscription, exchange or sale price per share retained for the last transaction with respect to the share capital of the Company (capital increase, securities contributions, sale of shares, etc.) during the six (6) months preceding such meeting of the Board of Directors, or, if no such transaction occurred, based on other financial parameters deemed appropriate by the Board of Directors (which parameters will be validated by the Statutory Auditor of the Company), decides that in the event of the issue of new shares or new securities giving access to capital in connection with a merger or demerger of the Company, the Board of Directors may suspend, if necessary, the exercise of options, sets the term of the options at ten (10) years from their allocation, provided that this term may be shortened by the Board of Directors for beneficiaries residing in a specific country insofar as necessary to comply with the laws of such country, grants all powers to the Board of Directors within the limits set out above to:

Annex B-7

•	determine the identity of beneficiaries of OSAs or OAAs, as well as the number of options to grant to each;

•
set the purchase and/or subscription price of the shares underlying the options, within the limits set forth above, it being specified that the subscription price per share shall be at least equal to the par value of the share;

•
ensure that number of OSAs granted by the Board of Directors is set such that the total number of OSAs granted but not exercised does not give rights to subscribe to a number of shares exceeding a third of the share capital;

•
determine the modalities of a OSA or OAA plan and set the conditions in which the options will be granted, including, especially, the schedule of exercise of options granted, which may vary according to the holders; it being specified that these conditions may include clauses prohibiting immediate resale of all or part of shares issued upon exercise of the options, within the limits set by the law;

•	acquire shares of the Company, if any, as necessary for the allocation of any shares to which OAAs give right;

•	complete, either itself or through a representative, all acts and formalities in order to finalize the capital increases that may be effected pursuant to the authorization subject to this resolution;

•
charge, if it deems necessary, fees of capital increases from the amount of premiums related to these increases and deduct from this amount the necessary sums to bring the legal reserve to a tenth of the new share capital following any increase;

•	modify the Company’s bylaws in connection herewith and, in general, do everything that is required.

decides that the Board of Directors shall inform the ordinary shareholders’ meeting every year of transactions completed pursuant to this resolution.
Twenty-fourth resolution
Authorization to be given to the Board of Directors to grant time-based free shares/restricted stock units to employees pursuant to the provisions of Articles L. 225-197-1 et seq. of the French Commercial Code
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors' report and the Statutory Auditors' special report, authorizes, pursuant to the provisions of Articles L. 225-197-1 et seq. of the French Commercial Code, the Board of Directors to make, on one or more occasions, at the times and on the terms it shall determine, an allocation of free shares/restricted stock units (“RSUs”) either existing or to be issued by the Company, in favor of all, or certain of, the employees of the Company, or companies or economic interest groups in which the Company holds, directly or indirectly, at least 10% of the share capital or the voting rights at the date of allocation of the relevant shares, in France or abroad (taken together, the “Criteo Group”), decides that the total amount of shares, with a par value €0.025 per share, which may be allocated free of charge by the Board of Directors pursuant to this authorization shall be deducted from the overall limit set forth in the 27th resolution below, and shall, in any case, not exceed the applicable legal limits, decides that the vesting period (the “Vesting Period”) for any allocation of shares pursuant to this authorization will be at least one year and that a minimum holding period of the shares of one year from the date of their final allocation shall apply to the beneficiaries (the “Holding Period”), it being specified that the Board of Directors may reduce or remove the duration of the Holding Period as long as it sets a total duration at of at least two years for both periods (i.e., Vesting Period and Holding Period) taken together,

Annex B-8

decides, notwithstanding the above, that the shares will be definitively allocated before the term of the Vesting Period in the event of the disability of the beneficiary corresponding to the ranking in the second and the third of the categories referred to in Article L.341-4 of the French Social Security Code,
decides that allocated shares will be freely transferable in the event of a request from the heirs of a deceased beneficiary or in the event of the disability of a beneficiary corresponding to their ranking in the categories mentioned above of the French Social Security Code, decides that durations of the Vesting Period and the Holding Period will be set by the Board of Directors within the above mentioned limits, notes that, pursuant to the provisions of Article L. 225-197-1 of the French Commercial Code, when the allocation involves shares to be issued, the shareholders’ preferential subscription rights to the newly issued shares will be automatically waived pursuant to this authorization; the corresponding share capital increase shall be definitively realized solely as a result of the final allocation of the shares to the beneficiaries, notes that this decision entails, as necessary, waiver by the shareholders, in favor of the beneficiaries, with respect to reserves, profits or premiums which, if applicable, will be used in the event of an issuance of new shares at the end of the Vesting Period, and notes that all powers in connection with the foregoing are delegated to the Board of Directors, grants to the Board of Directors all powers to:

•	acknowledge the existence of sufficient reserves and, at each allocation, to wire to a restricted reserve account the funds necessary for the issuance of new shares to be allocated,

•	determine the identity of the beneficiaries of the allocations, as well as the number of free shares/RSUs likely to be allocated to each of them,

•	set the conditions and, if applicable, the criteria of allocation of these shares,

•	decide, from time to time, the share capital increases to be acknowledged as a result of the issuance of free shares/RSUs,

•	complete any share acquisitions that may be necessary for the delivery of existing free shares/RSUs,

•	take any action necessary to ensure that beneficiaries comply with the Holding Period, if any,

•	and, generally, in accordance with applicable law, take any action that is necessary for the implementation of this authorization, sets at 38 months from this day the duration of validity of this authorization, specifies, as appropriate, that this delegation, supersedes the authorization having the same purpose granted pursuant to the first resolution of the Shareholders’ Meeting dated October 23, 2015.
Twenty-fifth resolution

Authorization to be given to the Board of Directors to grant performance-based free shares/restricted stock units to executives and, from time to time, certain named executive officers, members of executive management or employees pursuant to the provisions of Articles L. 225-197-1 et seq. of the French Commercial Code

The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings,

having reviewed the Board of Directors' report and the Statutory Auditors' special report,

authorizes, pursuant to the provisions of Articles L. 225-197-1 et seq. of the French Commercial Code, the Board of Directors to make, on one or more occasions, at the times and on the terms it shall determine, an allocation of free shares (“RSUs”) either existing or to be issued by the Company, in favor of the chief executive officer and, from time to time, certain named executive officers, members of executive management or employees, of the Criteo Group, as

Annex B-9

determined by the Board of Directors,

decides that the total amount of shares, with a par value €0.025 per share, which may be allocated free of charge by the Board of Directors pursuant to this authorization shall be deducted from the overall limit set forth in the 27th resolution below, and shall, in any case, not exceed the applicable legal limits, decides that the acquisition of shares to their beneficiaries shall be expressly conditioned on the achievement of individual or company performance goals that will be set by the Board of Directors,

decides that the vesting period (the “Vesting Period”) for any allocation of shares pursuant to this authorization will be at least one year and that a minimum holding period of the shares of one year from the date of their final allocation shall apply to the beneficiaries (the “Holding Period”), it being specified that the Board of Directors may reduce or remove the duration of the Holding Period as long as it sets a total duration at of at least two years for both periods (i.e., Vesting Period and Holding Period) taken together, decides, notwithstanding the above, that the shares will be definitively allocated before the term of the Vesting Period in the event of the disability of the beneficiary corresponding to the ranking in the second and the third of the categories referred to in Article L.341-4 of the French Social Security Code,
decides that allocated shares will be freely transferable in the event of a request from the heirs of a deceased beneficiary or in the event of the disability of a beneficiary corresponding to their ranking in the categories mentioned above of the French Social Security Code, decides that durations of the Vesting Period and the Holding Period will be set by the Board of Directors within the above mentioned limits, notes that, pursuant to the provisions of Article L. 225-197-1 of the French Commercial Code, when the allocation involves shares to be issued, the shareholders’ preferential subscription rights to the newly issued shares will be automatically waived pursuant to this authorization; the corresponding share capital increase shall be definitively realized solely as a result of the final allocation of the shares to the beneficiaries, notes that this decision entails, as necessary, waiver by the shareholders, in favor of the beneficiaries, with respect to reserves, profits or premiums which, if applicable, will be used in the event of an issuance of new shares at the end of the Vesting Period, and notes that all powers in connection with the foregoing are delegated to the Board of Directors, grants to the Board of Directors all powers to:

•	acknowledge the existence of sufficient reserves and, at each allocation, to wire to a restricted reserve account the funds necessary for the issuance of new shares to be allocated,

•	determine the identity of the beneficiaries of the allocations, as well as the number of free shares/RSUs likely to be allocated to each of them,

•	set the performance goals and, if applicable, the measures for the allocation of these shares/RSUs,

•
evaluate the achievement of the performance goals on which the final allocation of the shares/RSUs shall depend for some or all of the beneficiaries, and add any conditions and criteria that it deems appropriate,

•	decide, from time to time, the share capital increases to be acknowledged as a result of the issuance of free shares/RSUs,

•	complete any share acquisitions that may be necessary for the delivery of free shares/RSUs,

•	take any action necessary to ensure that beneficiaries comply with the Holding Period, if any,

•	and, generally, in accordance with applicable law, take any action that is necessary for the implementation of this authorization, sets at 38 months from this day the duration of validity of this delegation,

Annex B-10

specifies, as appropriate, that this delegation, supersedes the authorization having the same purpose granted pursuant to the second resolution of the Shareholders’ Meeting dated October 23, 2015.
Twenty-sixth resolution
Delegation of authority to the Board of Directors to issue and grant warrants (“BSAs” or “bons de souscription d’actions”) to certain eligible beneficiaries.
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the Statutory Auditors’ report, delegates to the Board of Directors the authority to issue a maximum number of 100,000 BSAs, each giving the right to subscribe for one ordinary share of the Company, par value of 0.025 euro per share, decides to remove, with respect to the BSAs, shareholders’ preferential subscription rights, and to restrict the grant of BSAs to the following categories of beneficiaries: non-employee members or advisors of Board of Directors of the Company or one of its subsidiaries on the date of grant, independent members of any committee of the Company’s Board of Directors that currently exists or is formed in the future, and non-employee service providers of the Company or its subsidiaries retained or engaged through a service or consulting agreement (the “Beneficiaries”), specifies in accordance with the provisions of Articles L. 228-91 and L. 225-132 of the French Commercial Code, that this decision entails, in favor of the holders of the BSAs, waiver of the shareholders’ preferential subscription rights to ordinary shares for which the BSAs are exercisable, decides that the subscription price of a BSA will be set by the Board of Directors on the day of the issuance of such BSA based on its terms and shall in any event be at least equal to the fair market value of a BSA as determined by the Board with the assistance, as the case may be, of one or several experts of its choice, decides that the exercise price of the BSA will be set by the Board of Directors on the day of the issuance of such BSA and shall be at least equal to the weighted average market price American Depository Shares representing the Company’s ordinary shares for the twenty (20) trading days preceding the grant date of such BSAs (the "Exercise Price"), decides that the subscription price of the BSA must be fully paid upon subscription, either in cash or by way of set-off against claims that have become due and payable, as the case may be, decides, pursuant to the provisions of Article L. 225-138-I of the French Commercial Code, to authorize the Board of Directors to set the list of Beneficiaries and the portion of BSAs to be allocated to each designated Beneficiary, authorizes the Board of Directors, within the limit set forth above, to issue and allocate the BSAs to each Beneficiary, on one or more occasions, decides to delegate to the Board of Directors the authority to determine the terms and conditions of exercise of the BSAs and, in particular, the subscription price, the Exercise Price and the vesting schedule of the BSAs; provided, BSAs shall be exercised no later than ten (10) years following the date of grant and that BSAs not exercised within ten (10) years of the date of grant shall automatically lapse, decides that, when applicable, for the annual grants made to members of the Board of Directors (other than their initial grants), the grant of BSAs shall be conditional upon the attendance by such director at at least 80% of the annual regular Board of Directors meetings, otherwise the number granted to them will be reduced accordingly, decides that this delegation is granted for a period of eighteen (18) months from this day and supersedes all previous delegation established for the same purpose, decides that the underlying ordinary shares must be fully paid up at the time of subscription by payment in cash or by offsetting due, liquid and payable debts, decides that new shares granted to the Beneficiary upon exercise of BSAs shall be subject to all statutory provisions and shall be entitled to dividends from the first day of the fiscal year during which the shares are issued, decides that BSAs will be transferrable, shall be issued in registered form and shall be subject to book entry,

Annex B-11

decides to authorize the issuance of a maximum of 100,000 ordinary shares upon exercise of the BSAs, provided that this number of ordinary shares shall not exceed the overall limit set forth in the 27th resolution below, reminds that in accordance with Article L. 228-98 of the French Commercial Code:

•
in the event of a reduction in share capital due to losses resulting from a decrease in the number of shares outstanding, the rights of holders of BSAs regarding the number of shares they are entitled to receive upon exercise of BSAs will be reduced accordingly as if the said holders had been shareholders from the issuance date of the BSAs;

•
in the event of a reduction in share capital due to losses resulting from a decrease in the par value of the shares, the subscription price for the underlying shares will not change and the premium shall be increased by the amount of the decrease of the par value;

decides furthermore that,

•
in the event of a reduction in share capital not arising from losses resulting from a decrease in the par value of the shares, the subscription price of the underlying shares will be reduced proportionally;

•
in the event of a reduction in share capital not arising from losses resulting from a decrease in the number of shares outstanding, the holders of BSAs, if they exercise their BSAs, will be able to request repurchase of their shares on the same terms as if they had been shareholders at the time when the Company repurchased its shares, decides, in accordance with the provisions of Article L. 228-98 of the French Commercial Code, that the Company is authorized, without the need to obtain an authorization from the holders of BSAs to modify its legal form and its purpose, reminds that pursuant to provisions of Articles L. 228-98 of the French Commercial Code, the Company can neither amend rules of distribution of its profits, nor amortize its capital, nor create preferred shares involving such amendment or such amortization except as permitted by the grant agreement or pursuant to Article L. 228-103 of the French Commercial Code and subject to ensuring that rights of holders of securities giving access to share capital are maintained pursuant to the provisions referred to in Article L. 228-99 of the French Commercial Code,
authorizes the Company to enforce against holders of BSAs the redemption or the repayment of their rights in accordance with the provisions of Article L. 208-102 of the French Commercial Code,
decides that, in the event it is necessary to make the adjustment referred to in Article L. 228-99 3° of the French Commercial Code, the adjustment would be realized by applying the method provided in Article R.228-91 of the French Commercial Code, it being specified that the value of the preferential subscription right as the value of the share before detachment of subscription rights would, if necessary, be determined by the Board of Directors based on the subscription, exchange or sale price per share retained for the last transaction realized on the share capital of the Company (capital increase, securities contributions, sale of shares, etc.) during the six (6) months preceding such meeting of the Board of Directors, or, if no such transaction occurred, based on other financial parameters deemed appropriate by the Board of Directors (which parameters will be validated by the Statutory Auditor of the Company), decides to grant all powers to the Board of Directors to enforce this resolution, and especially in order to:

•
issue and allocate BSAs and set the conditions of exercise and the final terms of BSAs, including the vesting schedule, pursuant to the provisions of this resolution and within the limits set forth in this resolution;

•	determine the identity of the Beneficiaries of BSAs as well as the number of BSAs to allocate to each;

•	set the price of the shares which may be subscribed for upon exercise of BSAs, pursuant to the conditions mentioned above;

•	record the number of ordinary shares issued following the exercise of the BSAs, carry out the formalities subsequent to corresponding capital increases and amend the Company’s by-laws accordingly;

•	take any action to ensure the protection of holders of BSAs in the event of a financial transaction relating to

Annex B-12

the Company, in accordance with applicable law and regulations;

•	generally, take any action and carry out any formality necessary with respect to the issuance of the BSAs or the underlying shares.
Twenty-seventh resolution
Determination of the overall limits on the amount of ordinary shares to be issued pursuant to Resolutions 23 to 26 above
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the Statutory Auditors’ reports, decides that the sum of (i) the shares which may be issued or acquired upon the exercise of options pursuant to the 23rd resolution above, (ii) the free shares/RSUs which may be issued pursuant to the 24th and 25th resolutions above and, (iii) the shares which may be issued upon exercise of the warrants (or BSA for bons de souscription d’actions) pursuant to the 26th resolution above shall not exceed 4,600,000 ordinary shares, par value 0.025 euro per share, it being specified that this limit does not include any additional shares issued to preserve, in accordance with applicable contractual provisions, the rights of any holder of securities or other rights giving access to shares of the Company.
Twenty-eighth resolution
Authorization granted to the Board of Directors for the purpose of reducing the share capital by cancelling shares as part of the authorization to buy back its own shares.
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors' report and the Statutory Auditors' special report, subject to adoption of the 19th resolution herein,
authorizes the Board of Directors, in accordance with Article L. 225-209-2 of the French Commercial Code, to cancel, on one or more occasions, all or part of the shares acquired by the Company pursuant to the share buybacks authorized by the seventeenth resolution and to reduce the share capital accordingly, such cancellations not to exceed 10% of the share capital of the Company in the aggregate per twenty-four month period, decides that any potential excess of the purchase price of the shares over their par value will be charged on any available reserve account, including the legal reserves, provided that such legal reserve is not less than 10% of the share capital of Company after the completion of the capital reduction, grants full powers to the Board, with the option to sub-delegate as provided by law, to carry out all acts, formalities or declarations necessary to finalize the capital reductions that could be achieved pursuant to this authorization and for the purposes of amending the Company's by-laws as a result.
This authorization is granted for a period of twelve (12) months from the date of this Shareholders’ Meeting and supersedes the authorization established for the same purpose pursuant to the fourteenth resolution of the Annual Shareholders’ Meeting of June 23, 2015.
Twenty-ninth resolution
Delegation of authority to be granted to the Board of Directors to increase the Company’s share capital by issuing ordinary shares, or any security instrument relating thereto, for purchase by certain categories of market participants (as set forth below), without shareholders’ preferential subscription rights.
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the statutory auditors’ report, in accordance with Articles L. 225-129, L. 225-129-2, L. 225-138 and L. 228-91 et seq. of the French Commercial Code,

Annex B-13

decides to authorize the Board of Directors to decide, on one or more occasions, in the proportions and at the times it deems appropriate, both in France and abroad, to increase the number of authorized ordinary shares of the Company or any type of securities giving access, by any means, immediately and/or in the future, to the Company’s share capital (including without limitation, any bonds redeemable or convertible for ordinary shares and any warrants attached or not to ordinary shares or other types of securities), which securities may be issued in euros, a foreign currency or in any monetary units established by reference to several currencies at the option of the Board of Directors, to be paid in cash, including through debt, to enable the Board to Directors to fund acquisitions by raising funds through the sale or issuance of ordinary shares or securities granting access to capital or debt securities giving access to ordinary shares, decides that this authorization shall not be used during a public tender offer by a third-party, decides that the maximum nominal amount of the share capital increase, immediately or in the future, by virtue of the powers granted by the Shareholders’ Meeting to the Board of Directors pursuant to this resolution, may not exceed the global amount of €390,443. This limit is set without taking into account the par value of the Company’s ordinary shares to be issued, if applicable, in relation to the adjustments to be carried out in order to protect the rights of holders of securities and other rights giving access to capital, in accordance with legal and regulatory requirements as well as applicable contractual provisions, decides, in addition, that the nominal amount of any such share capital increase shall be deducted from the global limit applicable to the capital increases authorized by the shareholders pursuant to the 34th resolution below (the “Global Limit”), decides that the nominal amount of all debt securities giving access to the share capital to be issued pursuant to this authorization will not exceed €500,000,000 (or the corresponding value of this amount for an issuance in a foreign currency),

•	this amount will be increased, if applicable, for any redemption premium above the nominal value,

•	this amount will be deducted from the Global Limit,

•	this limit does not apply to securities the issuance of which is decided or authorized by the Board of Directors in accordance with Article L. 228-40 of the French Commercial Code, decides to waive the shareholders’ preferential subscription rights attached to the shares and securities which will be issued and to restrict the persons eligible to subscribe for those shares and securities to which this resolution pertains to the following category of persons:

•
any bank, investment services provider or member of a banking syndicate (underwriting) undertaking to ensure the realization of the share capital increase or any issuance that could in the future lead to a share capital increase in accordance with the present delegation of authority;

takes note, as necessary, that the present delegation of authority automatically includes, for the benefit of the holders of the securities giving access to capital to be issued pursuant to this delegation, as applicable, express waiver by the shareholders of their preferential subscription right with respect to the ordinary shares to which such securities give right, decides that the issue price of the ordinary shares to be issued by virtue of the present delegation will be at least equal to the weighted average price of the Company’s shares on the Nasdaq Global Market for the five trading days preceding the determination of the issue price, subject to a maximum discount of 5% (provided that, if, when the present delegation is used, the Company’s shares are admitted to trading on a regulated market recognized as such by the French Autorité des Marchés Financiers, the price shall be determined in accordance with the provisions of Article L. 225-136-1° of the French Commercial Code), taking into account, if applicable, the difference in the dividend entitlement date of the shares, provided that (i) in the case of an issuance of securities giving access to capital, the issue price of the ordinary shares to be issued upon the exercise, conversion or exchange of such securities, may, as applicable, be set, at the discretion of the Board of Directors, by reference to a formula set by it and subsequently applicable to the issuance of the securities (for example, upon exercise, conversion or exchange) in which case the aforementioned maximum discount may be evaluated, if the Board of Directors determines appropriate, on the date of the application of the formula (and not on the date of the setting of the issue price), and (ii) the issue price of the securities giving access to capital issued

Annex B-14

by virtue of the present resolution, if any, will be such that the amount immediately received by the Company plus the amount likely to be received by it at the time of exercise or conversion of said securities, shall be, for each ordinary share issued as a consequence of the issue of said securities, at least equal to the minimum amount set forth above, specifies that this delegation is granted to the Board of Directors for a period of eighteen (18) months as from the date of the present Shareholders’ Meeting and supersedes all previous delegations established for the same purpose, decides that the Board of Directors is granted all powers to implement, in accordance with provisions set forth in the law and the by-laws of the Company, the present delegation in order to, notably:

•
determine the amount of the share capital increase, the issue price (it being specified that such price will be determined in accordance with the conditions set forth above), and the premium that may, if appropriate, be requested at the issuance;

•	set the dates, terms and conditions of any issuance, as well as the form and the characteristics of the shares or securities giving access to the Company’s share capital to be issued;

•	determine the dividend eligibility date, which may be retroactive, for shares or securities giving access to the Company’s share capital are to be issued and the way they are to be paid-up;

•	set the list of the beneficiaries within the above mentioned category of persons and the number of securities to be granted to each of them;

•
in its sole discretion and whenever it deems it appropriate, charge the expenses and fees of the issuance to the amount of the premium and deduct from the premium the necessary amounts in order to bring the legal reserve to one-tenth of the new share capital amount after each share capital increase;

•	acknowledge that each share capital increase has been duly performed and make the corresponding amendments to the Company’s by-laws;

•
in general, enter into any agreement, particularly to ensure the successful completion of the proposed issuances of shares or securities, take all measures and accomplish all formalities required for the issuance, the listing of the securities issued by virtue of the present delegation and any financial services relating thereto, as well as to the exercise of the rights attached thereto;

•	make any decisions relating to the admission of the shares or securities issued for trading on the Nasdaq Global Market.
Thirtieth resolution
Delegation of authority to be granted to the Board of Directors to increase the Company’s share capital by issuing ordinary shares, or any security instrument relating thereto, through a public offering, with removal of the shareholders’ preferential subscription right
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the Statutory Auditors’ report, acting in accordance with Articles L. 225-129 et seq. of the French Commercial Code, and notably, Articles L. 225-129 to L. 225-129-6, L. 225-135, L. 225-135-1, L. 225-136, L. 228-91 and L. 228-92,
grants to the Board of Directors the authority to decide to issue, by way of public offering, on one or more occasions, in the proportions and at the times it deems appropriate, both in France and abroad, in euros, foreign currencies or any monetary unit calculated by reference to multiple currencies, for free or against consideration, ordinary shares of the Company and/or any type of securities giving access, by any means, immediately and/or in the future, to ordinary shares of the Company, such shares conferring the same rights as existing shares, except for their dividend entitlement date, decides that this authorization shall not be used by the Board of Directors during a public tender offer by a third-party, decides that the securities issued pursuant to this delegation may consist of debt securities or be related to the issue of

Annex B-15

such debt securities or permit the issue as intermediate securities, decides to waive the shareholders’ preferential subscription right attached to the ordinary shares or securities issued by virtue of the present delegation, decides to allow the Board of Directors to grant, at its own discretion, to shareholders a priority subscription right on all or some of the issuances pursuant to this authorization under the terms and conditions set forth pursuant to Article L. 225-135 of the French Commercial Code, if, when the present delegation is used, the Company’s shares are admitted to trading on a regulated market (marché réglementé) within the meaning of the French Commercial Code. This priority subscription right will not give rise to the creation of negotiable rights, but may be exercised by irrevocable entitlement (à titre irréductible) or subject to pro rata reduction (à titre réductible), if the Board of Directors decides that it is appropriate, notes, as necessary, that the present delegation includes, in favor of the holders of the securities to be issued giving access to the Company's share capital, express waiver by the shareholders of their preferential subscription right with respect to the ordinary shares to which such securities give right, decides that the maximum nominal amount of the share capital increase that may be completed, immediately or in the future, by virtue of this resolution, may not exceed the global amount of €390,443. This limit is set without taking into account the par value of the additional shares to be issued, if applicable, in relation to adjustments carried out in order to protect the rights of holders of securities and other rights giving access to capital, in accordance with legal and regulatory requirements as well as applicable contractual provisions, decides, in addition, that the nominal amount of any share capital increase that may be completed by virtue of the powers granted to the Board of Directors pursuant to this resolution will be deducted from the Global Limit, decides that the nominal amount of all issuances of debt securities giving access to the Company’s share capital that may be completed by virtue of this resolution will not exceed €500,000,000 (or the corresponding value of this amount for an issuance in a foreign currency), it being specified that:

•	this amount will be increased, if applicable, for any redemption premium above nominal value,

•	this amount will be deducted from the Global Limit,

•	this limit does not apply to securities the issuance of which is decided or authorized by the Board of Directors in accordance with Article L. 228-40 of the French Commercial Code, decides that if the issuance of shares or securities referred to above is not subscribed for in full, the Board of Directors, in accordance with the provisions set forth in the law and in the order of its choice, may use any or all of the rights referred to in Article L. 225-134 of the French Commercial Code, in particular it may:

•	limit the issuance to the number of subscriptions, provided that the subscriptions reach at least three quarters of the issuance initially decided,

•	freely allocate, at its own discretion to persons of its choice, all or part of the securities not subscribed for, and

•	publicly trade all or part of the issued but not subscribed-for securities, in France or abroad, decides that the issue price of the shares that may be issued by virtue of the present delegation will be determined by the Board of Directors and will be at least equal to the average of the weighted average price by volume of a share of the Company on the Nasdaq Global Market for the five trading days preceding the determination of the issue price, subject to a maximum discount of 5% (provided that, if, when the present delegation is used, the Company’s shares are admitted to trading on a regulated market recognized as such by the French Autorité des Marchés Financiers, the price will be determined in accordance with the provisions of Article L. 225-136-1 of the French Commercial Code), taking into account, if applicable, the difference in the dividend entitlement date of the shares and it being specified that the issue price of the securities giving access to capital to the Company’s share capital issued by virtue of the present delegation, if any, will be such that the amount immediately received by the Company plus the amount likely to be received by it at the time of exercise or conversion of said securities, shall be, for each ordinary share issued as

Annex B-16

a consequence of the issue of said securities, at least equal to the minimum amount set forth above, decides that this delegation is granted to the Board of Directors for a twenty-six (26) month period as from the date of this Shareholders’ Meeting, and supersedes all previous delegation established for the same purpose, decides that the Board of Directors is granted all powers, with the right to sub-delegate in accordance with applicable law and regulations, to implement, in accordance with provisions set forth in the law and the Company’s by-laws, the present delegation in order to, notably:

•
set the dates, terms and conditions of any issuance, as well as the form and the characteristics of the shares or securities giving access to the Company’s share capital to be issued, with or without premium,

•
determine the amounts to be issued, the dividend entitlement date, which may be retroactive, of the shares or securities giving access to the Company’s share capital to be issued, the method of payment, and where appropriate, the terms of exercise of the right to exchange, conversion, reimbursement or allocation in any other manner of shares or securities giving access to the Company’s share capital,

•
make any adjustment required in order to protect the interests of the holders of rights attached to the securities that shall be issued giving access to the Company’s share capital, in accordance with legal and regulatory requirements as well as applicable contractual provisions,

•	and, suspend, as necessary, the exercise of the rights attached to the securities for a maximum period of three months, decides that the Board of Directors may:

•
in its sole discretion and whenever it deems it appropriate, charge the expenses and fees generated by the share capital increases performed by virtue of the delegation mentioned in this resolution to the amount of the premium related to such increases and deduct from this amount the necessary amounts in order to bring the legal reserve to one-tenth of the new amount of the share capital after each increase,

•	make any decision in relation to the admission of the securities issued to trading on the Nasdaq Global Market in the United States of America,

•
and, more generally, enter into any agreement, particularly to ensure the successful completion of the proposed issuances of shares or securities, take all measures and carry out all formalities for the purpose of finalizing the share capital increases that may be made pursuant to this delegation, as well as to make the corresponding amendment to the Company’s by-laws.

Thirty-first resolution
Delegation of authority to be granted to the Board of Directors in order to increase the Company’s share capital by way of issuing of ordinary shares or of any security giving access to the share capital in the context of a private placement, without shareholders’ preferential subscription rights
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, after having taken notice of the Board of Directors’ report and the Statutory Auditors’ report, pursuant to the provisions of Articles L. 225-129 and seq. of the French Commercial Code, notably, Articles L. 225-129-2, L. 225-135, L. 225-135-1, L. 225-136, L. 228-91 and L. 228-92,
grants to the Board of Directors the authority to decide to issue, on one or more occasions, in the proportions and at the times it considers appropriate, both in France and abroad, in euros, foreign currencies or any monetary unit calculated by reference to multiple currencies, for free or against consideration, ordinary shares of the Company and any type of securities giving access, by any means, immediately and/or in the future, to ordinary shares of the Company, pursuant to an offering made for the benefit of qualified investors or to a restricted circle of investors referred to in II.2 of Article L. 411-2 of the French Monetary and Financial Code, said shares conferring the same rights as existing shares, except for their dividend entitlement date,

Annex B-17

decides that the securities issued by pursuant to this delegation may consist of debt securities or be related to the issue of such debt securities or permit the issue as intermediate securities, decides to remove the shareholders’ preferential subscription right attached to the ordinary shares or securities issued by virtue of the present delegation, takes note, as necessary, that the present delegation unconditionally and expressly waives, in favor of the holders of the securities to be issued giving access to the Company's share capital, express renunciation by the shareholders to their preferential subscription right to the shares to which those securities give right, decides that the maximum nominal amount of the share capital increases that may be completed, immediately or in the future, by virtue of this resolution, may not exceed €390,443, nor, in, any case, exceed the limits provided by applicable regulations as of the date of issue (for reference, on the day of this Shareholders’ Meeting, the issue of equity securities carried out by way of an offer as defined in Article L.411-2 II of the French Monetary and Financial Code is limited to 20% of the share capital of the Company per year, with such share capital being valued on the date of the decision of the Board of Directors to use this delegation). This limit is set without taking into account the par value of the additional shares to be issued, if applicable, in relation to adjustments carried out in order to protect the rights of holders of securities and other rights giving access to capital, in accordance with legal and regulatory requirements as well as applicable contractual provisions, decides, in addition, that the nominal amount of any share capital increase completed pursuant to this resolution will be deducted from the Global Limit, decides that the nominal amount of all issuances of debt securities giving access to the Company’s share capital that may be completed pursuant to this resolution will not exceed €500,000,000 (or the corresponding value of this amount for an issuance in a foreign currency), it being specified that:

•	this amount will be increased, if applicable, for any redemption premium above nominal value,

•	this amount will be deducted from the Global Limit,

•	this limit does not apply to securities the issuance of which is decided or authorized by the Board of Directors in accordance with Article L. 228-40 of the French Commercial Code, decides that if the issuance of shares or securities referred to above is not subscribed for in full, the Board of Directors, in accordance with the provisions set forth in the law and in the order of its choice, may use any or all of the rights referred to in Article L. 225-134 of the French Commercial Code, in particular it may:

•	limit the issuance to the number of subscriptions, provided that the subscriptions reach at least three quarters of the issuance initially decided,

•	freely allocate, at its own discretion to persons of its choice, all or part of the securities not subscribed for, and

•	publicly trade all or part of the issued but not subscribed-for securities, in France or abroad, decides that the issue price of the shares that may be issued by virtue of the present delegation will be determined by the Board of Directors and will at least be equal to the average of the weighted average price by trading volumes of a share of the Company on the Nasdaq Global Market over the five trading days preceding the determination of the issue price, subject to a maximum discount of 5% (it being specified, however, that, if, when the present delegation is used, the Company’s shares are admitted to trading on a regulated market recognized as such by the French Autorité des Marchés Financiers, the price will be determined in accordance with the provisions of Article L. 225-136-1 of the French Commercial Code), taking into account, if applicable, the difference in the dividend entitlement date, and it being specified that the issue price of the securities giving access to the share capital issued by virtue of the present delegation will be such that the amount immediately received by the Company and the amount likely to be received by it at the time of the exercise or of the conversion of said securities, shall, for each ordinary share issued as a consequence of the issue of said securities, be at least equal to the minimum amount above mentioned, decides that the delegation is granted to the Board of Directors for a period of twenty-six (26) months as from the

Annex B-18

date of this Shareholders’ Meeting, and supersedes all previous delegations established for the same purpose, decides that the Board of Directors is granted all powers, with the right of sub-delegation under the conditions established by applicable laws and regulations, to implement, in accordance with provisions set forth in the law and the by-laws, the present delegation in order to, notably:

•
set the dates, conditions and modalities of any issue, as well as the form and the characteristics of the shares or securities giving access to the Company’s share capital to be issued, with or without premium,

•
determine the amounts to be issued, the dividend entitlement date, which may be retroactive, of the shares or securities giving access to the Company’s share capital to be issued, the method of payment, and as the case may be, the terms of exercise of the right to exchange, conversion, reimbursement or allocation in any other manner of shares or securities giving access to the Company’s share capital,

•
make any adjustment required in order to protect the interests of the holders of rights attached to the securities that shall be issued giving access to the Company’s share capital, in accordance with legal and regulatory requirements as well as applicable contractual provisions,

•	and, suspend, as necessary, the exercise of the rights attached to the securities for a maximum period of three months, decides that the Board of Directors may:

•
at its sole initiative and whenever it deems it appropriate, charge the expenses, rights and fees generated by the share capital increases performed by virtue of the delegation mentioned in this resolution, from the total amount of the premium related to those transactions and withdraw, from the amount of such premium, the necessary amounts in order to bring the legal reserve to one-tenth of the new amount of the share capital after each increase,

•	take any decision in relation to the admission of the securities issued hereby to trading on the Nasdaq Global Market, and

•
more generally, enter into any agreement, notably to successfully complete the proposed issue of shares or securities, take all measures and carry out all formalities for the purpose finalizing the share capital increases that may be made pursuant to this delegation, as well as to carry out the corresponding amendment of the Company’s by-laws.

acknowledges that this delegation, which is not a general delegation of authority relating to share capital increases without preferential subscription rights, but rather a delegation of authority relating to a share capital increase by way of an issuance, without preferential subscription rights, pursuant an offering made in accordance with II of Article L. 411-2 of the French Monetary and Financial Code, does not have the same purpose as the 30th resolution above, takes note, consequently, that the present delegation does not negate the 30th resolution granted by the present Shareholders’ Meeting, which delegation’s validity and terms are not affected by the present delegation.
Thirty-second resolution
Delegation of authority to be granted to the Board of Directors in order to increase the Company’s share capital by way of issuing of ordinary shares or of any security giving access to the share capital while preserving the shareholders’ preferential subscription right
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, after having reviewed the Board of Directors’ report and the Statutory Auditors’ report, pursuant to the provisions of Articles L. 225-129 et seq. of the French Commercial Code, notably, Articles L. 225-129 to L. 225-129-6, L. 225-132, L. 225-133, L. 225-134, L. 228-91 and L. 228-92,
grants to the Board of Directors the authority to decide, on one or more occasions, in the proportions and at the times it considers appropriate, both in France and abroad, in euros, foreign currencies or any monetary unit calculated by

Annex B-19

reference to multiple currencies, for free or against consideration, to issue ordinary shares of the Company and any type of securities giving, by any means, immediately and/or in the future, access to the Company’s share capital, said shares conferring the same rights as existing shares, except for their dividend entitlement date, decides that the securities issued pursuant to this delegation may consist of debt securities or be related to the issue of such debt securities or permit the issue as intermediate securities, decides that the shareholders have, in proportion to the amount of their shares, a preferential right of subscription to the ordinary shares or securities to be issued, as the case may be, pursuant to this delegation, grants to the Board of Directors the power to grant to the shareholders the right to subscribe, subject to pro rata reduction (à titre réductible), to a greater number of shares than the number of shares to which they would be entitled to subscribe by irrevocable entitlement (à titre irréductible), proportional to the amount of shares they hold, and, in any event, within the limit of the number they request, decides that the maximum nominal amount of share capital increases to be completed, immediately or in the future, by virtue of the powers granted to the Board of Directors pursuant to this resolution, may not exceed the global amount of €780,886. This limit is set without taking into account the par value of the additional shares to be issued, if applicable, in relation to adjustments carried out in order to protect the rights of holders of securities and other rights giving access to capital, in accordance with legal and regulatory requirements as well as applicable contractual provisions, decides, in addition, that the nominal amount of any share capital increase likely to be performed will be deducted from the Global Limit, decides that the nominal amount of all issuances of debt securities giving access to the Company’s share capital to be completed will not exceed €500,000,000 (or the corresponding value of this amount for an issuance in a foreign currency), it being specified that:

•	this amount will be increased, if applicable, for any redemption premium above nominal value,

•	this amount will be deducted from the Global Limit,

•	this limit does not apply to securities the issuance of which is decided or authorized by the Board of Directors in accordance with Article L. 228-40 of the French Commercial Code, decides that if the statutory and optional (if any) subscriptions do not result in the issuance being subscribed for in full, the Board of Directors, in accordance with the provisions set forth in the law and in the order of its choice, may use any or all of the rights referred to in Article L. 225-134 of the French Commercial Code, in particular it may:

•	limit the issuance to the number of subscriptions, provided that the subscriptions reach at least three quarters of the issuance initially decided,

•	freely allocate, at its own discretion to persons of its choice, all or part of the securities not subscribed for, and

•	publicly trade all or part of the issued, but not subscribed securities, in France or abroad, decides that the issuance of warrants (bons de souscription d’actions, or BSAs) of the Company may be performed by way of an offer to subscribe, but also by way of free allocation to the holders of existing shares, decides, in the case of free allocation of warrants (bons de souscription d’actions, or BSAs), the Board of Directors would have the possibility to decide that the allocation rights on fractional shares will not be tradeable and that the corresponding shares will be sold, takes note, as necessary, that the present delegation unconditionally and expressly waives, in favor of the holders of the securities to be issued giving access to the Company's share capital, if any, pursuant to the present delegation, express renunciation by the shareholders to their preferential subscription right to the ordinary shares to which those securities give right, specifies that the delegation is granted to the Board of Directors for a period of twenty-six (26) months as from the date of this Shareholders’ Meeting, and supersedes all previous delegation established for the same purpose,

Annex B-20

decides that the Board of Directors is granted all powers, with the right of sub-delegation under the conditions established by applicable laws and regulations, to implement, in accordance with applicable law and the Company’s by-laws, the present delegation in order to, notably:

•
set the dates, conditions and modalities of any issuance, as well as the form and the characteristics of the shares or securities giving access to the Company’s share capital to be issued, with or without premium,

•
determine the amounts to be issued, the dividend entitlement date, which may be retroactive, of the shares or securities giving access to the Company’s share capital to be issued, the method of payment, and as the case may be, the terms of exercise of the right to exchange, conversion, reimbursement or allocation in any other manner of shares or securities giving access to the Company’s share capital,

•
make any adjustment required in order to protect the interests of the holders of rights attached to the securities that shall be issued giving access to the Company’s share capital, in accordance with legal and regulatory requirements as well as applicable contractual provisions, and

•	and, suspend, as necessary, the exercise of the rights attached to the securities for a maximum period of three months, decides that the Board of Directors may:

•
in its sole discretion and whenever it deems it appropriate, charge the expenses, rights and fees generated by the share capital increases performed by virtue of the present delegation, to the total amount of the premium related to those transactions and withdraw, from the amount of such premium, the necessary amounts in order to bring the legal reserve to one-tenth of the new amount of the share capital after each increase,

•	take any decision in relation to the admission of the securities issued hereby to trading on the Nasdaq Global Market, and,

•
more generally, enter into any agreement, notably to successfully complete the proposed issuance of shares or securities, take all measures and carry out all formalities for the purpose finalizing the share capital increases that may be made pursuant to this delegation, as well as to carry out the corresponding amendment of the Company’s by-laws.

Thirty-third resolution
Delegation of authority to be granted to the Board of Directors to increase the number of securities to be issued as a result of a share capital increase pursuant to the foregoing resolutions, with or without shareholders’ preferential subscription rights
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the Statutory Auditors’ report, acting in accordance with Articles L. 225-129, L. 225-129-2, L. 225-135, L. 225-135-1 et seq., L. 228-91 and L. 228-92 of the French Commercial Code,
grants to the Board of Directors the authority to increase the number of shares or securities to be issued in the event of oversubscription, with or without a preferential subscription right, in connection with increases to the share capital of the Company carried out pursuant to the 29th resolution, 30th resolution, 31st resolution and 32nd resolution above, in accordance with the conditions set forth in Articles L. 225-135-1 and R. 225-118 of the French Commercial Code (which, as of the date hereof, permits the issuance of shares or securities at the same price as that decided for the initial issuance and up to a limit of 15% of the amount of the initial issuance, within thirty days as from the closing date of the initial subscription), such shares conferring the same rights as existing shares, except for their dividend entitlement date, decides, in addition, that the nominal amount of any share capital increase that may be completed by virtue of the powers granted to the Board of Directors pursuant to this resolution will be deducted from the Global Limit,

Annex B-21

decides that the present delegation is granted to the Board of Directors for a period of twenty-six (26) months as from the date of this Shareholders’ Meeting, and supersedes all previous delegations established for the same purpose, decides that the Board of Directors is granted all powers, with the right to sub-delegate in accordance with applicable law and regulations, to implement, in accordance with applicable law and the Company’s by-laws, the present delegation in order to, notably:

•
set the dates, terms and conditions of any issuance, as well as the form and the characteristics of the shares or securities giving access to the Company’s share capital to be issued, with or without premium,

•
determines the amounts to be issued, the dividend determination date, which may be retroactive, of the shares or securities giving access to the Company’s share capital to be issued, the method of payment, and as applicable, the terms of exercise of the right to exchange, conversion, reimbursement or allocation in any other manner of the securities giving access to the Company’s share capital,

•
make any adjustment required in order to protect the interests of the holders of rights attached to the securities that shall be issued giving access to the Company’s share capital, in accordance with legal and regulatory requirements as well as applicable contractual provisions, and

•	suspend, as necessary, the exercise of the rights attached to the securities for a maximum period of three months, decides that the Board of Directors may:

•
in its sole discretion and whenever it deems it appropriate, charge the expenses and fees generated by the share capital increases performed by virtue of the delegation mentioned in this resolution, to the amount of the premium related to such increases and deduct from this amount the necessary amounts in order to bring the legal reserve to one-tenth of the new amount of the share capital after each increase,

•	take any decision in relation to the admission of the securities issued to trading on the Nasdaq Global Market, and

•
more generally, enter into any agreement, in particular to ensure the successful completion of the proposed issuance of shares or securities, take all measures and carry out all formalities for the purpose finalizing the share capital increases that may be made pursuant to this delegation, as well as to make the corresponding amendment of the Company’s by-laws.

Thirty-fourth resolution
Determination of the overall financial limits applicable to the share issuances to be completed pursuant to the 29th to 33rd resolutions above and 35th resolution below
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the Statutory Auditors’ report, decides that:

•
the global nominal amount of the share capital increases which may be completed pursuant to the 29th to 33rd resolutions above and 35th resolution below may not exceed €780,886. This limit is set without taking into account the par value of the Company’s ordinary shares to be issued, if applicable, in relation to adjustments to be carried out in order to protect the rights of holders of securities or other rights giving access to shares of the Company, in accordance with legal and regulatory requirements as well as applicable contractual provisions,

•
the global nominal amount of the debt securities that may be issued pursuant to the delegations granted in the 29th to 33rd resolutions above and 35th resolution below shall not exceed €500,000,000 (or the corresponding value of this amount for an issuance in a foreign currency or in a monetary unit calculated by reference to multiple currencies).

Annex B-22

Thirty-fifth resolution
Delegation of authority to be granted to the Board of Directors in order to increase the share capital by way of issuing of shares and securities giving access to the Company’s share capital to the benefit of employees who participate in a Company savings plan.
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the Statutory Auditors’ report, acting in accordance with Articles L. 225-129 et seq. and L. 225-138-1 of the French Commercial Code and Article L. 3332-1 et seq. of the French Labor Code,
grants to the Board of Directors, the authority to issue, on one or more occasions in the proportions and at the times it deems appropriate, ordinary shares or any type of securities giving access, by any means, immediately and/or in the future, to the Company’s ordinary shares reserved for participants in a savings plan of the Company or, as applicable, of French or foreign companies affiliated with the Company according to Article L. 225-180 of the French Commercial Code and Article L. 3344-1 of the French Labor Code (the “Group”),
decides that the maximum nominal amount of the increase in share capital that may be completed pursuant to this resolution may not exceed €46,853. This limit is set without taking into account the par value of the Company’s ordinary shares to be issued, if applicable, in relation to the adjustments to be carried out in order to protect the rights of holders of securities or other rights giving access to shares, in accordance with legal and regulatory requirements as well as applicable contractual provisions, decides, in addition, that the nominal amount of any share capital increase that may be completed pursuant to this resolution will be deducted from the Global Limit, decides that the total nominal amount of debt securities issued giving access to the Company’s share capital that may be issued pursuant to this resolution shall not exceed €46,853 (or the corresponding value of this amount for an issuance in a foreign currency), decides, in addition, that total amount of any issue of debt securities giving access to the Company’s share capital that may be issued pursuant to this resolution shall be deducted from the Global Limit, specifies that this delegation is granted to the Board of Directors for a period of eighteen (18) months as from the date of the present Shareholders’ Meeting, decides that the issue price of the new shares or securities giving access to the Company’s share capital will be determined by the Board of Directors in accordance with Articles L. 3332-18 to L. 3332-23 of the French Labor Code,
decides to waive, for the benefit of the participants in a savings plan, the shareholders’ preferential subscription right to the shares or securities giving access by any means, immediately or in the future, to ordinary shares to be issued according to this resolution, decides that the Board of Directors is granted full powers to implement the present delegation, with the right to sub-delegate in accordance with the conditions set forth in applicable laws and regulations, particularly in order to, without limitation:

•	decide that the subscriptions may be completed directly or through employee shareholding funds, or all other structures or entities permitted by applicable law or regulation;

•
set the dates, terms and conditions of any issuance pursuant to the present resolution, and, set the opening and closing dates of the subscriptions, the dividend entitlement date, the method of payment for shares and other securities giving access to the share capital of the Company, and to set the deadline for the payment for shares and, as applicable, other securities giving access to the share capital of the Company;

•
to apply for the admission to trading of the securities issued, record the completion of the share capital increases and to subsequently amend the Company’s by-laws, to carry out, directly or through an assignee, all transactions

Annex B-23

and formalities related to the share capital increases and, to charge the expenses of capital increases to the amount of the premiums related to such increases, and deduct from this amount the necessary amounts in order to bring the legal reserve to one-tenth of the new amount of the new share capital after each increase.
Thirty-sixth resolution
Amendment to the quorum requirements for ordinary and extraordinary meetings of the Company’s shareholders, and corresponding amendment to Article 19 of the Company’s By-laws
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report,
decides to amend the quorum requirements for shareholders’ meetings, whether ordinary, extraordinary or special, in order to require a quorum of 33 1/3 percent and, accordingly, to amend the tenth and twelfth paragraphs of Article 19 of the Company’s by-laws to read as follows:
“An ordinary general shareholders’ meeting can be validly conducted pursuant to a first or second notice of meeting only if the shareholders present or represented hold at least 33 1/3 percent of the shares having the right to vote.”
[…]
“An extraordinary general shareholders’ meeting can be validly conducted pursuant to a first or second notice of meeting only if the shareholders present or represented hold at least 33 1/3 percent of the shares having the right to vote.”
Thirty-seventh resolution
Reduction of the duration of the term of office of the directors and observers from 3 to 2 years and corresponding amendment of the Company’s By-laws
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report,
decides to reduce the duration of the directors’ and observers term of office from 3 to 2 years, decides as a consequence to amend articles 11 and 15 of the Company’s by-laws as follows:
(i) the third paragraph of article 11.1 will be read as follows :
“The directors are appointed for a term of two years. The office of a director shall terminate at the close of the ordinary general meeting of shareholders which deliberated on the accounts of the preceding financial year and held in the year during which the term of office of said director comes to an end.”
(ii) the third paragraph of article 15 will be read as follows :
“The observers are appointed for a term of two years. The office of an observer shall terminate at the close of the ordinary general meeting of shareholders which deliberated on the accounts of the preceding financial year and held in the year during which the term of office of said observer comes to an end.”
acknowledges that as a consequence of the above :

•
and subject to the adoption of the first, second, third, fourth, fifth and sixth resolutions, the terms of office of Mr. Jean-Baptiste Rudelle, Mr. James Warner, Ms. Sharon Fox Spielman, Mr. Eric Eichmann and Mr. Dominique Vidal as Directors will expire at the end of the Ordinary Shareholders’ Meeting convened to approve the financial statements for the fiscal year ended December 31, 2017,

•
the terms of office of Ms. Dana Evan and Mr. Hubert de Pesquidoux will expire at the end of the Ordinary Shareholders’ Meeting convened to approve the financial statements for the fiscal year ended December 31, 2016.

Annex B-24

APPENDIX A
2016 STOCK OPTION PLAN
Please note that because we are a French company, the full text of the 2016 Stock Option Plan included in this Appendix A has been translated from French. In the case of any discrepancy between this version and the French version, the French version will prevail.

SUMMARY

1.	Purpose of the Plan	3

2.	Definitions	3

3.	Shares Subject to the Plan	7
	(a) Number of Shares Available for Grants.	7

4.	Administration of the Plan	7
	(a) General	8
	(b) Powers of the Administrator	8
	(c) Effect of Administrator’s Decision	9

5.	Limitations	9

6.	Term of Plan	10

7.	Term of Options	10

8.	Option Exercise Price and Consideration	10
	(a) Subscription or Purchase Price	10
	(b) Prohibition on Repricing	11
	(c) Vesting Period, Minimum Vesting Period and Exercise Dates.	11
	(d) Form of Consideration	11

9.	Exercise of Options	12
	(a) Procedure for Exercise; Rights as a Shareholder	12
	(b) Optionee’s Continuous Status as a Beneficiary in the event of an Agreed Leave of More Than Three Months	13
	(c) Termination of the Optionee’s Continuous Status as Beneficiary	13
	(d) Disability of Optionee	13

10.	Non-Transferability of Options	14

11.	Adjustments Upon Changes in Capitalization, Dissolution	14
	(a) Changes in Capitalization	14
	(b) Dissolution or Liquidation	14

12.	Change in Control	15
	(a) Assumption or Substitution of Options	15
	(b) Cashout of Options	16
	(c) Plan Binding on Successors	16

Appendix A-1

13.	Grant	16

14.	Amendment, Modification and Termination of the Plan	17
	(a) Amendment and Termination	17
	(b) Shareholders’ approval	17
	(c) Effect of amendment or termination	17

15.	Clawback	17

16.	U.S. Beneficiaries, Conditions Upon Issuance of Shares	17
	(a) Legal Compliance	17
	(b) Investment Representations	17

17.	Liability of Company	18

18.	Shareholder Approval	18

19.	Law, Jurisdiction	18

Exhibit A - Stock Option Grant Agreement
Part I - Notice of Stock Option Grant
Part II - Terms and Conditions

Appendix A-2

CRITEO
2016 STOCK OPTION PLAN

1.	Purpose of the Plan
Pursuant to its decision, taken on April 7, 2016, the Board decided, in compliance with the provisions of articles L. 225-177 et. seq. of the French Commercial Code and subject to approval by the Company’s shareholders, to adopt the 2016 stock option plan of the Company (the “Criteo 2016 Stock Option Plan”), the terms and conditions of which are set out below.
The purpose of the Plan is to:

•	attract and retain the best available personnel for positions of substantial responsibility;

•	provide additional incentive to Beneficiaries; and

•	promote the success of the Company’s business.
Options granted under the Plan to U.S. Beneficiaries are intended to be Incentive Stock Options or Non-Statutory Stock Options, as determined by the Administrator at the time of grant of an Option, and shall comply in all respects with Applicable Laws in order that they may benefit from available tax advantages.

2.	Definitions
(a)“Administrator” means the Board, which shall administer the Plan in accordance with Section 4 of the Plan.
(b)“Affiliated Company” means an entity which conforms with the criteria set forth in article L. 225-180 of the French Commercial Code as follows:

•	entities of which at least ten per cent (10%) of the share capital or voting rights is held directly or indirectly by the Company;

•	entities which own directly or indirectly at least ten per cent (10%) of the share capital or voting rights of the Company; and

•
entities of which at least fifty per cent (50%) of the share capital or voting rights is held directly or indirectly by a company which owns directly or indirectly at least fifty percent (50%) of the share capital or voting rights of the Company.

(c)“Agreed Leave” means any leave of absence having received a prior approval from the Company or, in the case of a U.S. Beneficiary, requiring no prior approval under U.S. laws or, in the case of a U.K. Beneficiary, requiring no prior approval under applicable U.K. laws. Leaves of absence requiring prior approval from the Company shall include leaves of more than three (3) months for illness or conditions about which the employee has advance knowledge, military leave, and any other personal leave. For purposes of U.S. Beneficiaries and Incentive Stock Options, no such leave may exceed three

Appendix A-3

(3) months, unless reemployment upon expiration of such leave is guaranteed by statute contract or Company policies. If reemployment upon expiration of an Agreed Leave is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by a U.S. Beneficiary shall cease to be treated as an Incentive Stock Option and shall be treated for U.S. tax purposes as a Non-Statutory Stock Option. Agreed Leave shall not include any absence considered as effective working time, such as maternity leave of whatever duration, which shall also not terminate the employment relationship between the Beneficiary and the Company or any Affiliated Company.
(d)“Applicable Laws” means for the U.S., the legal requirements related to the administration of stock option plans under federal and state corporate and securities laws and the Code in force in the United States of America.
(e)“Beneficiary” means the chairman of the board of directors (président du conseil d’administration), the general manager (directeur général) and the deputy general managers (directeurs généraux délégués) or, as the case may be, the chairman and the members of the management board (président et membres du directoire) of the Company as well as any individual employed by the Company or by any Affiliated Company under the terms and conditions of an employment contract, it being specified that a term of office of director of the Company or director of an Affiliated Company (remunerated or not) shall not be deemed to constitute an employment relationship.
(f)“Board” means the board of directors of the Company.
(g)“Change in Control” means (i) a merger (fusion) of the Company with or into another corporation, other than to another corporation, entity or person in which the holders of at least a majority of the voting rights and share capital of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding in the continuing entity or by being converted into shares of voting rights and share capital of the surviving entity) a majority of the total voting rights and share capital of the Company (or the surviving entity) outstanding immediately after such transaction (an “Excluded Entity”), or (ii) the sale (vente) or other form of transfer by one or several shareholders of the Company to any person or group of persons of a number of Shares such that the transferee(s) shall own a majority of the voting rights and share capital of the Company, or (iii) the sale, lease or other disposition, in a single transaction or in a series of related transactions, of all or substantially all of the assets of the Company other than to (1) a corporation or other entity of which at least a majority of its combined voting rights and share capital is owned directly or indirectly by the Company or (2) an Excluded Entity.
(h)“Code” means the United States Internal Revenue Code of 1986, as amended.
(i)“Company” means CRITEO, a société anonyme organized under the laws of the Republic of France, having its registered office located at 32 rue Blanche, 75009 Paris, France and registered with the trade and companies registry under number 484 786 249 RCS Paris.

Appendix A-4

(j)“Continuous Status as a Beneficiary” means as regards the chairman of the board of directors, the general manager, the deputy general manager(s) or, as the case may be, the chairman and the members of the management board, that the term of their office has not been terminated and, as regards an employee, that the employment relationship between the Beneficiary and the Company or any Affiliated Company is not terminated. Continuous Status as a Beneficiary shall not be considered terminated in the case of an (i) Agreed Leave or (ii) transfers between locations of the Company or between the Company or any Affiliated Company or the contrary or also from an Affiliated Company to another Affiliated Company.
(k)“Date of Grant” means the date of the decision of the Board to grant the Options.
(l)“Disability” means a disability declared further to a medical examination provided for in article R. 4624-21 of the French Labour Code or pursuant to any similar provision applicable to a foreign Affiliated Company or Beneficiary.
(m)“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
(n)“Fair Market Value” means the value for one Share as determined in good faith by the Administrator, according to the following provisions, as provided in the Shareholder Authorization:

(i)
the Board may determine the subscription or purchase price of a share by reference to the closing sales price of one American Depositary Share representing one Share (“ADS”) on the Nasdaq Global Market for the day prior to the day of the decision of the Board to grant the Options, converted to Euros in the manner established by the Board. However, the purchase or subscription price shall in no case be less than ninety five per cent (95%) of the average of the closing sales price for an ADS as quoted on said stock exchange market during the twenty market trading days prior to the day of the Board's decision to grant the Options,

(ii)
for U.S. Beneficiaries, the subscription or purchase price shall not be less than the fair market value of the Shares on the Date of Grant, determined as follows (a) if the Shares, or ADSs representing the Shares. are listed or quoted for trading on an exchange, the value will be deemed to be the closing sales price of the Shares or ADSs, as applicable, on the principal exchange upon which such securities are traded or quoted on the day prior to the day of the decision of the Board to grant the Options, provided, if such date is not a trading day, on the last market trading day prior to such date; and (b) if the Shares or ADSs representing the Shares are not listed or quoted for trading on an exchange, the fair market value of the Shares as determined by the Board, consistent with the requirements of Section 422 with respect to Incentive Stock Options, and Section 409A of the Code with respect to Options not intended to be Incentive Stock Options,

Appendix A-5

Except as provided in Sections 11 and 12 of the Plan, the subscription or purchase price of Shares shall not be modified during the period in which the Option may be exercised. However, if the Company carries out any of the actions mentioned in article L. 225-181 of the French Commercial Code, it must take all necessary measures to protect Optionees’ interests in accordance with article L. 228-99 of the French Commercial Code. In the case of issuance of securities giving access to the share capital (valeurs mobilières donnant accès au capital), as well as in case of Company’s merger or scission, the Board may decide, for a limited period of time, to suspend the exercisability of the Options.

(o)“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
(p) “Non-Statutory Stock Option” means an Option which does not qualify as an Incentive Stock Option.
(q)“Notice of Grant” means a written notice evidencing the main terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.
(r)“Option” means an option to purchase or subscribe for Shares granted pursuant to the Plan.
(s)“Optionee” means a Beneficiary who holds at least one outstanding Option.
(t)“Option Agreement” means a written agreement entered into between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.
(u)“Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.
(v)“Plan” means the Criteo 2016 Stock Option Plan as approved by the Board on April 7, 2016.
(w)“Share” means one ordinary share (action ordinaire) of the Company.

Appendix A-6

(x)“Shareholders Authorization” means the authorization given by the shareholders of the Company in the extraordinary general meeting held on June 29, 2016, as increased, amended or replaced from time to time by a further general meeting of the shareholders permitting the Board to grant Options.
(y)“Share Capital” means the issued and paid up capital of the Company.
(z)“Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.
(aa)“U.K. Beneficiary” means a Beneficiary of the Company or an Affiliated Company residing in the U.K. or otherwise subject to U.K. laws, regulations or taxation.
(ab)“U.S. Beneficiary” means a Beneficiary of the Company or an Affiliated Company residing in the United States or otherwise subject to United States’ laws, regulations or taxation.

3.	Shares Subject to the Plan
(a)Number of Shares Available for Grants.

(i)
Subject to the provisions of Sections 11 and 12 of the Plan, the maximum aggregate number of Shares which may be optioned and issued under the Plan shall not exceed the number of shares remaining available for issuance under the Shareholders Authorization. For Incentive Stock Options, the maximum number of Shares which may be optioned and issued is equal to 4,600,000. The Shares optioned and issued under the Plan may be newly issued Shares, treasury Shares or Shares purchased on the open market.

(ii)	Except as provided in Section 11(a), no Beneficiary shall be granted, within any fiscal year of the Company, Options in respect of more than 1,570,000 Shares.

(iii)
Should the Option expire or become unexercisable for any reason without having been exercised in full, the unsubscribed Shares which were subject thereto shall, unless the Plan shall have been terminated, become available again for future grant under the Plan.

(iv)	Shares may not be withheld by the Company as full or partial payment in connection with any Option under the Plan or to satisfy the tax withholding obligations related to an Option under the Plan.

4.	Administration of the Plan
(a)General.
The Plan shall be administered by the Administrator.
(b)Powers of the Administrator.

Appendix A-7

Subject to the provisions of the French Commercial Code, the Shareholders Authorization, the Plan, and the Applicable Laws, the Administrator shall have the authority, in its discretion:

(i)	to determine the Fair Market Value of the Shares, in accordance with Section 2(n) of the Plan;

(ii)	to determine the Beneficiaries to whom Options may be granted hereunder;

(iii)	to select the Beneficiaries and determine whether and to what extent Options are granted hereunder;

(iv)	to approve or amend forms of agreement for use under the Plan;

(v)
to determine the terms and conditions of any Options granted hereunder, consistent with Plan terms. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine with the exception of the exercise price; it being specified that the Administrator’s discretion remains subject to the rules and limitations set forth in this Plan and in the French Commercial Code;

(vi)	to construe and interpret the terms of the Plan and Options granted pursuant to the Plan;

(vii)
to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(viii)
to modify or amend each Option (subject to the provisions of Section 14(c) of the Plan), including the discretionary authority to extend the post-termination exercise period of Options after the termination of the employment agreement or the end of the term of office, longer than is otherwise provided for in the Plan, but in no event beyond the original Option term;

Appendix A-8

(ix)	to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

(x)	to determine the terms and restrictions applicable to Options; and

(xi)	to make all other determinations deemed necessary or appropriate for administering the Plan.
(c)Effect of Administrator’s Decision.
The Administrator’s decisions, determinations and interpretations shall be final and binding on all Optionees.

5.	Limitations
(a)U.S. Beneficiaries.

(i)
In the case of U.S. Beneficiaries, each Option shall be designated in the Notice of Grant either as an Incentive Stock Option or as a Non-Statutory Stock Option. Incentive Stock Options may only be granted to Beneficiaries of the Company or a Subsidiary who meet the definition of “employees” under Section 3401(c) of the Code.

(ii)
The aggregate Fair Market Value of the Shares covered by Incentive Stock Options granted under the Plan or any other stock option program of the Company (or any Parent or subsidiary of the Company) that become exercisable for the first time in any calendar year shall not exceed U.S. $100,000. To the extent the aggregate Fair Market Value of such Shares exceeds U.S. $100,000, the Options covering those Shares the Fair Market Values of which causes the aggregate Fair Market Value of all such Shares to be in excess of U.S. $100,000 shall be treated as Non-Statutory Stock Options. Incentive Stock Options shall be taken into account in the order in which they were granted, and the aggregate Fair Market Value of the Shares shall be determined as of the Date of the Grant.

(iii)
Non-Statutory Stock Options granted to U.S. Beneficiaries may only be granted to Beneficiaries in respect of whom the Company is an "eligible issuer of service recipient stock" and the shares are "service recipient stock", each within the meaning of Section 409A of the Code.

(b)The Options are governed by articles L. 225-177 and following of the French Commercial Code. They are not part of the employment agreement or of the office which has allowed the Optionee to be granted the Option. Neither do they constitute an element of the Optionee’s remuneration. Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee’s employment or his term of office with the Company or any Affiliated Company, nor shall they interfere in any way with the Optionee’s right or the Company’s or Affiliated Company’s right, as the case may be, to terminate such employment or such term of office at any time, with or without cause.

Appendix A-9

(c)Other than as expressly provided hereunder, no member of the Board or of the supervisory board (in the event of change of management formula of the Company) or of an equivalent management body of an Affiliated Company shall be as such eligible to receive Options under the Plan.

6.	Term of Plan
Subject to the approval of the shareholders of the Company in accordance with Section 17 of the Plan, the Plan shall be effective and Options may be granted as of June 29, 2016 (the “Effective Date”). The Plan has been adopted by the Board on April 7, 2016. It shall continue in effect until the tenth (10th) anniversary of the Effective Date or until all Shares subject to the Plan have been purchased according to the provisions of the Plan, unless terminated earlier under Section 14 of the Plan.

7.	Term of Options
The term of each Option shall be stated in the Notice of Grant as ten (10) years from the Date of Grant, in accordance with the Shareholders Authorization or, in case of death or Disability of the Optionee during such ten (10)-year period, six (6) months from the death or Disability of the Optionee in accordance with French law, provided that such six (6) month period shall not extend the term of the Option beyond the original ten (10) year period.

8.	Option Exercise Price and Consideration
(a)Subscription or Purchase Price.
The per Share subscription or purchase price for the Shares to be issued or sold pursuant to exercise of an Option shall be determined by the Administrator on the basis of the Fair Market Value.

i.
In the case of an Incentive Stock Option granted to a U.S. Beneficiary who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting rights of all classes of stock of the Company or any Parent or Subsidiary of the Company and, to the extent such Beneficiary is permitted by the French Commercial Code to receive Option grants, the per Share subscription or purchase price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the Date of Grant as defined in Section 2(n)(ii);

Appendix A-10

ii.
In the case of a Non-Statutory Stock Option or Incentive Stock Option, not covered by Section 8(a) above, granted to any U.S. Beneficiary, the per Share subscription or purchase price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the Date of Grant as defined in Section 2(n)(ii).

(b)Prohibition on Repricing.
Subject to limitations imposed by Section 409A of the Code, Applicable Laws and the French Commercial Code and except as provided in Sections 11 and 12 of the Plan, in no event shall the subscription or purchase price with respect to an Option be reduced following the Date of Grant of an Option, nor shall an Option be cancelled in exchange for a replacement Option with a lower exercise price or cash payment without shareholder approval.
(c)    Vesting Period, Minimum Vesting Period and Exercise Dates.

(i)
At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period in the Company or an Affiliated Company. Any Option granted hereunder shall provide for a vesting period of at least one (1) year following the Date of Grant.

(ii)
Notwithstanding anything set forth in Section 8(c)(i) to the contrary, Options representing a maximum of five percent (5%) of the Shares reserved for issuance under Section 3(a) may be granted hereunder (or may be subject to accelerated vesting) without any minimum vesting condition.

(d)     Form of Consideration.
The consideration to be paid for the Shares to be issued or purchased upon exercise of Options, including the method of payment, shall be determined by the Administrator. Unless otherwise provided in the Option Agreement, such consideration shall consist entirely of an amount in Euro or U.S. dollars corresponding to the exercise price which shall be paid by wire transfer.
Where the exercise of an Option would lead the Company to be liable for any payment, whether due to fees, taxes or to charges of any nature whatsoever, in place of the Optionee, such Option shall be deemed duly exercised when the full payment for the Shares with respect to which the Option is exercised by the Optionee and the Optionee provides the Company with either the receipt stating the payment by the Optionee of any such fee, tax or charge, as above described that would otherwise be paid by the Company upon exercise of the Option, in place of the Optionee or, the full payment, under the same conditions, of any amount due upon the exercise of the Option to be borne by the Company.

(e)    Where the Company (or any Affiliated Company) is required, as a result of the exercise of an Option, to pay or account for any amount of U.K. tax or U.K. class 1 primary national insurance contributions, it shall be a condition of exercise of the relevant Option that the relevant Beneficiary shall,

Appendix A-11

at the time of exercise, have remitted to the Company in cleared funds an amount equal to the liability to pay U.K. income tax or U.K. class 1 primary national insurance contributions or have entered into such other arrangements with the Company or the relevant Affiliated Company to discharge such liability as the Company may in its absolute discretion approve.
As a condition of grant of an Option hereunder, each Beneficiary agrees to pay to the Company or any Affiliated Company an amount equal to the Company or the Affiliated Company’s liability to pay class 1 secondary national insurance contributions arising on the exercise of an Option, and the Beneficiary shall be required to pay such amount on the exercise of the Option (failing which any purported exercise of the Option shall be invalid).

9.	Exercise of Options
(a)Procedure for Exercise; Rights as a Shareholder.
Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.
An Option may not be exercised for a fraction of a Share.
Subject to the provisions of Section 8(e) of the Plan, an Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the provisions of the Option Agreement) together with a share subscription or purchase form (bulletin de souscription ou d’achat) duly executed by the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised in accordance with Section 8(d).
Upon exercise of an Option, the Shares issued or sold to the Optionee shall be assimilated with all other Shares of the Company of the same class and shall be entitled to dividends once the Shares are issued for the fiscal year during which the Option is exercised.
In the event that a Beneficiary infringes one of the above mentioned commitments, such Beneficiary shall be liable for any consequences resulting from such infringement for the Company and undertakes to indemnify the Company in respect of all amounts payable by the Company in connection with such infringement.

Appendix A-12

Granting of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available for purposes of the Plan, by the number of Shares as to which the Option may be exercised.
(b)Optionee’s Continuous Status as a Beneficiary in the event of an Agreed Leave of More Than Three Months.
In the event an Optionee is on an Agreed Leave for more than three (3) months, such Optionee’s Options shall (a) stop vesting on the first day of the quarter immediately following the quarter during which the Agreed Leave began and (b) resume vesting on the first day of the quarter immediately following the quarter in which the Agreed Leave ends. As a result of any Agreed Leave, the vesting period for such Optionee’s Options shall be extended in accordance with this Section 9(b).
(c)Termination of the Optionee’s Continuous Status as Beneficiary.
Upon termination of an Optionee’s Continuous Status as a Beneficiary (including by reason of the Beneficiary's employer ceasing to be an Affiliated Company), other than upon the Optionee’s death or Disability, the Optionee may exercise his or her Options, but only within such period of time as is specified in the Notice of Grant, and only for the part of the Options that the Optionee was entitled to exercise at the date of termination (but in no event later than the expiration of the term of such Options as set forth in the Notice of Grant). Unless a longer period is specified in the Notice of Grant or otherwise resolved by the Board, an Option shall remain exercisable for ninety (90) days following the Optionee’s termination of Continuous Status as a Beneficiary. In the case of an Incentive Stock Option, such a period cannot exceed three (3) months following the Optionee’s termination of Continuous Status as a Beneficiary. If, at the date of termination, the Optionee is not entitled to exercise all his or her Options, the Shares covered by the unexercisable portion of Options shall revert to the Plan. If, after termination, the Optionee does not exercise all of his or her Options within the time specified by the Administrator, the Options shall terminate, and the Shares covered by such Options shall revert to the Plan.
(d)Disability of Optionee.
In the event that an Optionee’s Continuous Status as a Beneficiary terminates as a result of the Optionee’s Disability, unless otherwise resolved by the Board, the Optionee may exercise his or her Options at any time within six (6) months from the date of such termination, but only to the extent these Options are exercisable at the time of termination (but in no event later than the expiration of the term of such Options as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise all of his or her Options, the Shares covered by the unexercised portion of Options shall revert to the Plan. If, after termination, the Optionee does not exercise all of his or her Options within the time specified herein or otherwise resolved by the Board, the Options shall terminate, and the Shares covered by such Options shall revert to the Plan.

Appendix A-13

(e)Death of Optionee.
In the event of the death of an Optionee during the term of the Options, unless otherwise resolved by the Board, the Options may be exercised at any time within six (6) months following the date of death, by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent these Options are exercisable at the time of death. If, at the time of death, the Optionee was not entitled to exercise all of his or her Options, the Shares covered by the unexercised portion of Options shall immediately revert to the Plan. If, after death, the Optionee’s estate or a person who acquired the right to exercise the Options by bequest or inheritance does not exercise the Options within the time specified herein, the Options shall terminate, and the Shares covered by such Options shall revert to the Plan.

10.	Non-Transferability of Options
An Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

11.	Adjustments Upon Changes in Capitalization, Dissolution
(a)Changes in Capitalization.

i.	In the event of the carrying out by the Company of any of the financial operations pursuant to article L. 225-181 of the French Commercial Code as follows:

1.	amortization or reduction of the share capital,

2.	amendment of the allocation of profits,

3.	distribution of free shares,

4.	capitalization of reserves, profits, issuance premiums,

5.	the issuance of shares or securities giving right to shares to be subscribed for in cash or by set-off of existing indebtedness offered exclusively to the shareholders;
the Company shall take the required measures to protect the interest of the Optionees in the conditions set forth in article L. 228-99 of the French Commercial Code.

ii.
Without prejudice to Section 11(a)(i) or Section 12, in the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin off, or other distribution of stock or property of the Company, any reorganization or any partial or

Appendix A-14

complete liquidation of the Company, the Board shall make such adjustment in the number and class of Shares which may be delivered under Article 3, in the exercise or purchase price per share under any outstanding Option in order to prevent dilution or enlargement of Beneficiaries' rights under the Plan, and in the Option limits set forth in Article 5 as it determines to be appropriate and equitable, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Option shall always be a whole number; provided, further, that no such adjustment shall cause any Option hereunder which is or becomes subject to Section 409A of the Code to fail to comply with the requirements of such section.
(b)Dissolution or Liquidation.
In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date determined by the Administrator and give each Optionee the right to exercise his or her Options as to Shares for which the Options would not otherwise be exercisable.

12.	Change in Control
(a)Assumption or Substitution of Options.

i.
Unless otherwise provided by the Board, an agreement between the Company or an Affiliated Company and the Optionee or in the Notice of Grant, in the event of a Change in Control, each outstanding Option will be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation or Parent or Subsidiary of the successor corporation does not agree to assume or substitute for the outstanding Options, each Option that is not assumed or substituted for, will accelerate and become fully vested and exercisable prior to the consummation of the Change in Control at such time and on such conditions as the Administrator shall determine. In addition, if an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator will notify the relevant Optionee in writing or electronically that his or her Option will be fully vested and exercisable for a period of time, which shall not be less than 10 days, determined by the Administrator in its sole discretion, and the Option will terminate upon the expiration of such period.

ii.
For the purposes of this subsection, an Option will be considered assumed if, (A) following the Change in Control, the Option confers the right to purchase or receive, for each Share subject to the Option immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or the Fair Market Value of the consideration received in the Change in Control by holders of Shares for each such Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration

Appendix A-15

chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide that the consideration to be received upon the exercise of an Option for each Share subject to such Option to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of common stock of the Company in the Change in Control; (B) any securities of the successor corporation or its Parent forming part of the substitute Option following the Change in Control are freely tradeable on a major stock exchange; and (C) the Option otherwise remains subject to the same terms and conditions that were applicable to the Option immediately prior to the Change in Control.
(b)Cashout of Options. Notwithstanding any provision of the Plan to the contrary, in the event that each outstanding Option is not assumed or substituted in connection with a Change in Control, the Administrator may, in its discretion, provide that each Option shall, immediately upon the occurrence of a Change in Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (x) the excess (if any) of the consideration paid per Share in the Change in Control over the exercise or purchase price per Share subject to the Option multiplied by (y) the number of Shares granted under the Option. Without limiting the generality of the foregoing, in the event that the exercise or purchase price per Share subject to the Option is greater than or equal to the consideration paid per Share in the Change in Control, then the Administrator may, in its discretion, cancel such Option without any consideration upon the occurrence of a Change in Control.
(c)Plan Binding on Successors. The obligations of the Company under this Plan shall be binding upon any successor corporation resulting from a Change in Control.

13.	Grant
(a)The Date of Grant of an Option shall be, for all purposes, the date on which the Administrator decides to grant such Option. Notice of Grant shall be provided to each Optionee within a reasonable time after the Date of Grant.
(b)In the event of any tax liability arising on account of the Grant of the Options, the liability to pay such taxes shall be that of the Beneficiary alone.
The Beneficiary shall enter into such agreements of indemnity and execute any and all documents as the Company may specify for this purpose, if so required at the time of the Grant and at any other time at the discretion of the Company, on such terms and conditions as the Company may think fit, for recovery of the tax due, from the Beneficiary.

Appendix A-16

14.	Amendment, Modification and Termination of the Plan
(a)Amendment and Termination.
Subject to Sections 14(b) and 14(c), the Administrator may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part.
(b)Shareholders’ approval.
The Company shall obtain shareholders’ approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws (including the requirements of any exchange or quotation system on which Shares may then be listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.
(c)Effect of amendment or termination.
No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

15.	Clawback
Options granted under the Plan, including any gain received upon exercise, shall be subject to any applicable clawback policy of the Company, as adopted by the Company from time to time.

16.	U.S. Beneficiaries, Conditions Upon Issuance of Shares
(a)Legal Compliance.
Shares shall not be sold or issued pursuant to the exercise of an Option unless the exercise of such Option, and the issuance or sale and delivery of such Shares shall comply with all relevant provisions of law including, without limitation, the French Commercial Code, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted.
(b)Investment Representations.
As a condition to the exercise of an Option by a U.S. Beneficiary, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being subscribed or purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

Appendix A-17

17.	Liability of Company
(a)The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by any counsel to the Company to be necessary for the lawful issuance or sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
(b)The Company and its Affiliated Companies may not be held responsible in any way if the Beneficiary for any reason not attributable to the Company or its Affiliated Companies was not able to exercise the Options or acquire the Shares.

18.	Shareholder Approval
The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months of the date the Plan is adopted by the Board. Such shareholder approval shall be obtained in the manner and to the degree required under the French Commercial Code and Applicable Laws.

19.	Law, Jurisdiction
This Plan shall be governed by and construed in accordance with the laws of France.
The relevant court of the registered office of the Company shall be exclusively competent to determine any claim or dispute arising in connection herewith.
The grant of Options under this Plan shall entitle the Company to require the Beneficiary to comply with such requirements of law as may be necessary in the opinion of the Company from time to time.

Appendix A-18

Exhibit A

CRITEO
STOCK OPTION GRANT AGREEMENT
Part I
NOTICE OF STOCK OPTION GRANT
[Optionee’s Name and Address]
You have been granted an Option to subscribe ordinary Shares of the Company, subject to the terms and conditions of the 2016 Stock Option Plan (the “Plan”) and this Option Agreement. The Option is governed by articles L. 225-177 and following of the French Commercial Code. The Option is not part of the employment agreement or of the office which has allowed the Optionee to be granted the Option. Neither do they constitute an element of the Optionee’s remuneration. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option Grant Agreement.

Date of Grant[1]:	________________________________
Vesting Commencement Date:	________________________________
Exercise Price per Share:	[EUR] ___________________________
Total Number of Shares Granted:	________________________________
Type of Options[2]:	[Incentive Stock Option] [Nonstatutory Stock Option]
Term/Expiration Date[3]	________________________________
Where the exercise of an Option, as described under Section 9(a) of the Plan, would lead the Company to be liable for any payment, whether due to fees, taxes or to charges of any nature whatsoever, in place of the Optionee, such Option shall be deemed duly exercised when the full payment for the Shares with respect to which the Option is exercised is executed by the Optionee and the Optionee provides the Company with either the receipt stating the payment by the Optionee of any such fee, tax or charge, as above described that would otherwise be paid by the Company upon exercise of the Option, in place of the Optionee or, the full payment, under the same conditions, of any amount due upon the exercise of the Option to be borne by the Company.
In the event that you infringe the above mentioned commitment, you shall be liable for any consequences resulting from such infringement for the Company and undertake to indemnify the Company in respect of all amounts payable by the Company in connection with such infringement.
______________________________
1. date of the board meeting having allocated the Option
2. [for U.S. Beneficiaries only]
3. Date of expiration of the Option (Section 7 of the Plan), which shall not exceed 5 years for an ISO granted to a 10% owner.

Appendix A-19

Validity of the Options:
The Option will be valid as from the Date of Grant.
Vesting Schedule:
Unless otherwise determined or amended by the Board, the Option may be exercised by the Optionee on the basis of the following initial vesting schedule subject to the condition precedent that the Optionee shall have previously returned to the Company the documents referred to under section 1.2 of Part II of the Stock Option Grant Agreement duly initialed and signed:

•	1/4th (25%) of the Option as from the first anniversary of the Vesting Commencement Date,

•
then, 1/16th (6.25%) of the Option at the expiration of each quarter (i.e., successive 3-month period) following the first anniversary of the Vesting Commencement Date during thirty-six (36) months thereafter, and

•
at the latest within ten (10) years as from the Date of Grant or in case of death or Disability of the Optionee during such ten (10) year period, six (6) months as from the death or Disability of the Optionee.

The number of Shares in respect of which the Option can be exercised pursuant to the above vesting schedule will always be rounded down to the nearest full number.
If the Optionee fails to exercise the Option in whole or in part within the said period of ten (10) years (as may be extended to six (6) months from the death or Disability of the Optionee), the Option will lapse automatically.
Termination Period:
Unless otherwise decided by the Board, in case of termination of the Optionee’s Continuous Status as a Beneficiary, the portion of the Option exercisable at the time of termination may be exercised for ninety (90) days after such termination, it being specified that the other portion of the Option shall automatically expire at the time of termination.
Unless otherwise decided by the Board, upon the death or Disability of the Optionee, the Option may be exercised during a period of six (6) months as provided in the Plan.
Save as provided in the Plan, in no event shall the Option be exercised later than the Term/Expiration Date as provided above. Should the Option expire or become unexercisable for any reason without having been exercised in full, the unsubscribed Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

Appendix A-20

By his or her signature and the signature of the Company’s representative below, the Optionee and the Company agree that the Option is granted under and governed by the terms and conditions of the Plan and this Stock Option Grant Agreement. The Optionee has reviewed the Plan and this Stock Option Grant Agreement in their entirety, has had the opportunity to obtain the advice of counsel prior to executing this Stock Option Grant Agreement and fully understands all provisions of the Plan and Stock Option Grant Agreement. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Stock Option Grant Agreement. The Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Appendix A-21

CRITEO
STOCK OPTION GRANT AGREEMENT
Part II
TERMS AND CONDITIONS

1.Grant of Options.
1.1The Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Stock Option Grant Agreement (the “Optionee”), an option (the “Option”) to subscribe for the number of ordinary Shares, as set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions of the Plan, which is incorporated herein by reference.
In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Stock Option Grant Agreement, the terms and conditions of the Plan shall prevail.
[If designated in the Notice of Grant as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code although the Company makes no representation as to the tax status of the Option. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the U.S.$100,000 rule of Section 422(d) of the Code, the excess shall be treated as a Non-Statutory Stock Option.]
1.2An Option will be valid as from the Date of Grant.
1.3In the event of any tax liability arising on account of the Grant of the Options, the liability to pay such taxes shall be that of the Beneficiary alone. The Beneficiary shall enter into such agreements of indemnity and execute any and all documents as the Company may specify for this purpose, if so required at the time of the Grant and at any other time at the discretion of the Company, on such terms and conditions as the Company may think fit, for recovery of the tax due, from the Beneficiary.

2.Exercise of Options.
(a)Right to Exercise. An Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Stock Option Grant Agreement, subject to the condition precedent that the Optionee shall have previously returned to the Company, by electronic delivery under the conditions set forth in Article 10 below:

•	Part I and Part II of the Stock Option Grant Agreement (Exhibit A), duly initialed (all pages but for the signature page) and signed (signature page).

Appendix A-22

In the event of Optionee’s death, Disability or other termination of Optionee’s Continuous Status as a Beneficiary, the exercisability of an Option is governed by the applicable provisions of the Plan and this Stock Option Grant Agreement.
(b)Method of Exercise. An Option is exercisable by delivery of an exercise notice, in the form available via the dedicated online platform (the “Exercise Notice”) stating the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Company or its designated representative or by facsimile message to be immediately confirmed by certified mail to the Company or in such other manner as the Company may permit. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. An Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the proof of payment of such aggregate Exercise Price.
No Share shall be issued pursuant to the exercise of an Option unless such issuance and exercise complies with all relevant provisions of law as set out under Section 15(a) of the Plan.
Upon exercise of an Option, the Shares issued to the Optionee shall be assimilated with all other Shares of the Company and shall be entitled to dividends for the fiscal year during which the Option is exercised.
3.Method of Payment. Payment of the aggregate Exercise Price shall be made via the Company’s dedicated online platform.
Where the exercise of an Option would lead the Company to be liable for any payment, whether due to fees, taxes or to charges of any nature whatsoever, in place of the Optionee, such Option shall be deemed duly exercised when (a) the full payment for the Shares with respect to which the Option is exercised is executed by the Optionee and (b) the Optionee provides the Company with either (i) the receipt stating the payment by the Optionee of any such fee, tax or charge, as above described that would otherwise be paid by the Company upon exercise of the Option or, (ii) the full payment, under the same conditions, of any amount due upon the exercise of the Option to be borne by the Company.
The Company and its Affiliated Companies may not be held responsible in any way if the Beneficiary for any reason not attributable to the Company or its Affiliated Companies was not able to exercise the Option or purchase the Shares. The payment for the purchase of the Shares is the sole responsibility of the Optionee according to these Terms and Conditions.
4.Non-Transferability of Option. An Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and this Stock Option Grant Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

Appendix A-23

5.Term of Options. Except as provided in the Plan, an Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Stock Option Grant Agreement.
6.Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Stock Option Grant Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the laws of the Republic of France.
Any claim or dispute arising under the Plan or this Agreement shall be subject to the exclusive jurisdiction of the court of competent jurisdiction in the place of the registered office of the Company.
7.Tax Obligations. Regardless of any action the Company or Optionee’s employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding (“Tax-Related Items”), Optionee acknowledges that the ultimate liability for all Tax-Related Items legally due by Optionee is and remains Optionee’s responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option grant, including the grant, vesting or exercise of the Option, the subsequent sale of shares of common stock acquired pursuant to such exercise and the receipt of any dividends; and (2) do not commit to structure the terms of the grant or any aspect of the Option to reduce or eliminate Optionee’s liability for Tax-Related Items.
Prior to exercise of the Option, Optionee will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding obligations of the Company and/or the Employer, if any. In this regard, Optionee authorizes the Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by Optionee from Optionee’s compensation paid to Optionee by the Company and/or Employer or from proceeds of the sale of Shares. Alternatively, or in addition, if permissible under local law, the Company may sell or arrange for the sale of Shares that Optionee acquires to meet the withholding obligation for Tax-Related Items. Finally, Optionee will pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of Optionee’s participation in the Plan or Optionee’s purchase of Shares that cannot be satisfied by the means previously described. The Company may refuse to honor the exercise and refuse to deliver the Shares issuable upon exercise of the Options if Optionee fails to comply with Optionee’s obligations in connection with the Tax-Related Items as described in this section.
8.Nature of Grant. In accepting the grant, Optionee acknowledges that:
(a)the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Stock Option Grant Agreement;

Appendix A-24

(b)the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted repeatedly in the past;
(c)all decisions with respect to future option grants, if any, will be at the sole discretion of the Company;
(d)Optionee’s participation in the Plan shall not create a right to further employment with the Company, any Affiliated Company or the Employer and shall not interfere with the ability of the Company, any Affiliated Company or the Employer to terminate Optionee’s employment relationship at any time with or without cause;
(e)Optionee is voluntarily participating in the Plan;
(f)the Option is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company, an Affiliated Company or the Employer, and which is outside the scope of Optionee’s employment contract, if any;
(g)the Option is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, an Affiliated Company or the Employer;
(h)the Option grant will not be interpreted to form an employment contract with the Company, the Employer or any Subsidiary or affiliate of the Company;
(i)the future value of the underlying Shares is unknown and cannot be predicted with certainty;
(j)if the underlying Shares do not increase in value, the Option will have no value;
(k)if Optionee exercises Optionee’s Option and obtains Shares, the value of those Shares acquired upon exercise may increase or decrease in value, even below the exercise price;
(l)in consideration of the grant of the Option, no claim or entitlement to compensation or damages shall arise from termination of the Option or diminution in value of the Option or Shares purchased through exercise of the Option resulting from termination of Optionee’s employment the Company or the Employer (for any reason whatsoever) and Optionee irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, Optionee shall be deemed irrevocably to have waived Optionee’s entitlement to pursue such claim; and
(m)in the event of termination of Optionee’s employment, Optionee’s right to receive the Option and vest in the Option under the Plan, if any, will terminate effective as of the date that Optionee receives notice of termination regardless of when such termination is

Appendix A-25

effective; furthermore, in the event of termination of employment, Optionee’s right to exercise the Option after termination of employment, if any, will be measured by the date on which the Optionee receives notice of termination; the Company shall have the exclusive discretion to determine when Optionee is no longer actively employed for purposes of Optionee’s Option grant. In addition, any period of notice or compensation in lieu of such notice, that is given or ought to have been given under any contract, statute, common law or civil law shall be excluded.
9.Data Privacy. Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Optionee’s personal data as described in this document by and among, as applicable, the Employer, the Company and its subsidiaries and affiliates for the exclusive purpose of implementing, administering and managing Optionee’s participation in the Plan.
Optionee understands that the Company and the Employer may hold certain personal information about Optionee, including, but not limited to, Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in Optionee’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).
Optionee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Optionee’s country. Optionee understands that Optionee may request a list with the names and addresses of any potential recipients of the Data by contacting Optionee’s local human resources representative. Optionee authorizes the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Optionee’s participation in the Plan. Optionee understands that Data will be held only as long as is necessary to implement, administer and manage Optionee’s participation in the Plan. Optionee understands that Optionee may, at any time, view the Data, request additional information about the storage processing of the Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Optionee’s local human resources representative. Optionee understands, however, that refusing or withdrawing Optionee’s consent may affect Optionee’s ability to participate in the Plan. For more information on the consequences of Optionee’s refusal to consent or withdrawal of consent, Optionee understands that Optionee may contact Optionee’s local human resources representative.
10.Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the Option and participation in the Plan or future options that may be granted under the Plan by electronic means or to request Optionee’s consent to participate in the Plan by electronic means. Optionee hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic

Appendix A-26

system established and maintained by the Company or another third party designated by the Company.
11.Severability. The provisions of this Stock Option Grant Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

OPTIONEE:	CRITEO

Signature	By:

Print Name	Title:

Residence Address

Appendix A-27

APPENDIX B

Please note that because we are a French company, the full text of the plan included in this Appendix B has been translated from French. In the case of any discrepancy between this version and the French version, the French version will prevail.

CRITEO

AMENDED & RESTATED 2015 TIME-BASED FREE SHARE PLAN
RESTRICTED STOCK UNITS

Adopted by the Board of Directors on April 7, 2016

1.	IMPLEMENTATION OF THE FREE SHARE PLAN	2

2.	DEFINITIONS	2

3.	PURPOSE	4

4.	BENEFICIARIES: ELIGIBLE EMPLOYEES	4

5.	NOTICE OF THE ALLOCATION OF THE FREE SHARES	4

6.	VESTING PERIOD	4

7.	HOLDING PERIOD	7

8.	CHARACTERISITCS OF THE FREE SHARES	8

9.	DELIVERY AND HOLDING OF THE FREE SHARES	8

10.	SHARES SUBJECT TO PLAN; INDIVIDUAL LIMITATIONS	8

11.	INTERMEDIARY OPERATIONS	9

12.	ADJUSTMENT	9

13.	AMENDEMENT OT THE 2015 TIME-BASED PLAN	9

14.	TAX AND SOCIAL RULES	10

15.	MISSCELLANEOUS	10

1.	IMPLEMENTATION OF THE FREE SHARE PLAN
On July 30, 2015, the Board of Directors adopted the Original 2015 Time-Based Plan, stating the conditions and criteria for the allocation of free shares of Criteo, a French société anonyme whose registered office is located 32, rue Blanche, 75009 Paris, France, whose identification number is 484 786 249 R.C.S. Paris (hereafter referred to as the “Company”) to the benefit of employees, certain categories of such employees, and/or corporate officers who meet the conditions set forth by Article L. 225-197-1 II of the French Commercial Code of the Company or any company or economic interest group in which the Company holds, directly or indirectly, 10% or more of the share capital and voting rights at the date of allocation of said shares. The Original 2015 Time-Based Plan was subsequently approved by the combined (ordinary and extraordinary) shareholders’ meeting of the Company which also granted authority to the Board of Directors to allocate free shares under the Original 2015 Time-Based Plan. On February 25, 2016 the Board of Directors adopted this amended and restated version of the Original 2015 Time-Based Plan (hereinafter, and as it may be amended from time to time in accordance with the provisions hereof, and in particular by the Board of Directors on April 7, 2016 (provided that the amendment to the fungible share ratio in Section 10.1 shall not be effective until it is approved by the shareholders of the Company), the “2015 Time-Based Plan”).

2.	DEFINITIONS
Under the present 2015 Time-Based Plan, the following terms and expressions starting with a capital letter shall have the following meaning and may be used indifferently in the singular or in the plural form:

"Acquisition Date"	refers to the date when the Free Shares have been definitely acquired by the relevant Beneficiary;
"Agreed Leave"
refers to any leave of absence of more than three months having received a prior approval from the Company or requiring no prior approval under U.S. laws. Agreed Leaves shall include leaves for illnesses, military leave, and any other personal leave or conditions about which the employee has advance knowledge. Agreed Leave shall not include any absence considered as effective working time, such as maternity leave, of whatever duration, which shall not automatically result in a termination of the employment relationship between the Beneficiary and the Company or the Group.

"Allocation"
refers to the decision of the Board of Directors to allocate Free Shares to a given Beneficiary. This Allocation constitutes a right to be granted Free Shares at the end of the Vesting Period subject to compliance with the conditions and criteria set forth by the present 2015 Time-Based Plan;

"Allocation Date"	refers to the date when the Board of Directors decided to allocate Free Shares under the 2015 Time-Based Plan;
"Allocation Letter"	refers to the notice, substantially in the form set forth in Exhibit 1, which informs a given Beneficiary of the Allocation of Free Shares, as stated in Article 5 of the 2015 Time-Based Plan;
"Beneficiaries"	refers to the person(s) for whose benefit the Board of Directors decided an Allocation of Free Shares as well as, as the case may be, his or her heirs;
"Board of Directors"	refers to the Company’ s board of directors;
"Bylaws"	refers to the Company’s bylaws in force at the date referred to;

Appendix B-2

"Change in Control"
refers to (i) a merger (fusion) of the Company with or into another corporation, other than to another corporation, entity or person in which the holders of at least a majority of the voting rights and share capital of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding in the continuing entity or by being converted into shares of voting rights and share capital of the surviving entity) a majority of the total voting rights and share capital of the Company (or the surviving entity) outstanding immediately after such transaction (an “Excluded Entity”), or (ii) the sale (vente) or other form of transfer by one or several shareholders of the Company to any person or group of persons of a number of ordinary shares of the Company such that the transferee(s) shall own a majority of the voting rights and share capital of the Company, or (iii) the sale, lease or other disposition, in a single transaction or in a series of related transactions, of all or substantially all of the assets of the Company other than to (1) a corporation or other entity of which at least a majority of its combined voting rights and share capital is owned directly or indirectly by the Company or (2) an Excluded Entity.

"Disability"	refers to the disability of a Beneficiary corresponding to the second or third of the categories provided by Article L. 341-4 of the French Social Security Code;
"Free Shares"
refers to the shares which will be allocated to a Beneficiary in accordance with the 2015 Time-Based Plan, and issued or which will be issued by the Company (and reflected in its current share capital) as of the applicable Acquisition Date;

"Group"	refers to the Company and to all the companies and groups affiliated to the Company within in the meaning of Article L. 225-197-2 of the French Commercial Code;
"Holding Period"
refers to the period, if any, starting on the Acquisition Date, during which a Beneficiary may not transfer or pledge his or her Free Shares, by any means, or convert them into the bearer form; it being specified that the total duration of both the Vesting Period and the Holding Period may in no event be less than two years as from the Allocation Date pursuant to applicable French law;

"Original 2015 Time-Based Plan"
refers to the version of the 2015 Time-Based Plan that was adopted by the Board of Directors on July 30, 2015 and approved by the combined (ordinary and extraordinary) shareholders’ meeting of the Company on October 23, 2015;

"Presence"	refers to the presence of the Beneficiary in his or her capacity as employee and/or corporate officer of the Company or of any of the companies of the Group;
"Regulated Market"
refers to a regulated market in the meaning of Article L. 421-1 of the French monetary and financial code (code monétaire et financier) the list of which is established and up-dated by the French Minister in charge of the economy upon proposal from the AMF. It is noted that this list does not include the Nasdaq Stock Market on the date of adoption of the 2015 Time-Based Plan by the Board of Directors;

"Trading Day"	refers to the working days when the Nasdaq Stock Market proceeds to the listing of shares on the Nasdaq Stock Market other than days when the listing ends prior to the usual closing hour;
"Vesting Period"
refers to the minimum one year period starting on the Allocation Date and ending on the Acquisition Date, being specified that the Board of Directors may decide to extend this period for all or part of the Free Shares and/or provide for vesting in tranches, as stated in the corresponding Allocation Letter;

Appendix B-3

"Working Day"	refers to any day on which legal business can be conducted within the Company, i.e. every Monday, Tuesday, Wednesday, Thursday and Friday, as long as it is not a public holiday.

3.	PURPOSE
The 2015 Time-Based Plan sets forth the conditions and criteria for the allocation of Free Shares under the 2015 Time-Based Plan, pursuant to Articles L. 225-197-1 et seq. of the French Commercial Code and to the authorization granted by the shareholders’ meeting of the Company dated October 23, 2015.
The purposes of the 2015 Time-Based Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility;

•	to provide additional incentive to Beneficiaries; and

•	to promote the success of the Company's business.

4.	BENEFICIARIES: ELIGIBLE EMPLOYEES
Pursuant to the authorization of the shareholders’ general meeting dated October 23, 2015, the Board of Directors of the Company will approve the list of Beneficiaries among employees of the Group, together with the indication of the number of Free Shares allocated to each of them.

5.	NOTICE OF THE ALLOCATION OF THE FREE SHARES
The notice of the Allocation of Free Shares to each Beneficiary shall be made pursuant to an Allocation Letter made available to the Beneficiary together with a copy of the present 2015 Time-Based Plan, indicating the number of Free Shares allocated to the Beneficiary, the Vesting Period and the Holding Period, if any.
The Beneficiary shall acknowledge receipt of the Allocation documentation comprised of the Allocation Letter and of the 2015 Time-Based Plan by accepting online his or her documentation by means of the tool made available by the Company and by sending signed copies of the Allocation Letter within 90 days from the date of notification by the Company of the availability on line of the Allocation documentation, the documents being deemed to be received on the date of the electronic delivery, in the absence of which the Allocation shall be null and void for this Beneficiary.

6.	VESTING PERIOD
6.1    Principle
(a)The Free Shares allocated under the 2015 Time-Based Plan shall be definitively acquired by the Beneficiaries at the end of the Vesting Period, subject, except as set forth in Article 6.1(b), to the continued Presence of the Beneficiary during the Vesting Period, in the absence of which he or she will not be entitled to acquire Free Shares on the date when this condition is no longer met.
Should the Beneficiary be at the same time an employee and an officer of the same company or of two companies of the Group, the loss of one of these capacities shall not result in the loss of the right to acquire the Free Shares allocated under the 2015 Time-Based Plan at the end of the Vesting Period.

Appendix B-4

Pursuant to Article L. 225-197-3 of the French Commercial Code, the Beneficiaries hold a claim against the Company which is personal and may not be transferred until the end of the Vesting Period.
During the Vesting Period, the Beneficiaries will not own the Free Shares and will not be shareholders of the Company. As a consequence, they will not hold any rights attached to the ordinary shares of the Company.
(b)If the Beneficiary ceases to be an employee or officer of the Group more than one year after the Allocation Date but prior to (i) the Acquisition Date or (ii) in the case of an Allocation that vests in tranches, the vesting date of the first tranche of the Allocation (such date in either (i) or (ii), the “First Vesting Date”), then the Beneficiary shall definitively acquire, on the First Vesting Date, a number of Free Shares that is equal to the pro rata portion (measured by the ratio of the (A) total number of calendar days elapsed from the Allocation Date of the relevant Free Shares (included) to the date when the Beneficiary ceases to be an employee or officer of the Group (excluded) to (B) the total number of calendar days between the Allocation Date included and the First Vesting Date (included)) of the number of Free Shares that the Beneficiary would have definitively acquired on the First Vesting Date, had the continued Presence condition set forth in Article 6.1(a) been satisfied on such date (rounded down to the nearest whole number). For instance, if the Beneficiary ceases to be an employee or officer of the Group the day following the first anniversary of the Allocation Date of his Free Shares and 50% of such Free Shares vest upon the second anniversary thereof, he shall definitely acquire on such second anniversary date 25% (i.e., 365/730 * 50% ) of his Free Shares, with the balance being automatically forfeited.
For the avoidance of doubt, this Article 6.1(b) shall apply only for Allocations where the First Vesting Date is more than one year after the Allocation Date.
(c)In addition to any other powers set forth in the 2015 Time-Based Plan and subject to the provisions of the 2015 Time-Based Plan, the Board of Directors shall have the full and final power and authority, in its discretion, to determine the terms, conditions and restrictions applicable to each Allocation (which need not be identical) and any Free Shares acquired pursuant thereto. Further, the Board of Directors shall have the full and final power and authority, in its discretion, to determine whether, to what extent, and under what circumstances an Allocation may be settled, cancelled, forfeited, exchanged, or surrendered.
Notwithstanding Articles 6.5, 6.6 and 6.7 of the 2015 Time-Based Plan, the Board of Directors shall not accelerate or shorten the minimum Vesting Period of one year. For clarity, there shall be no automatic acceleration of vesting with respect to an Allocation under the present 2015 Time-Based Plan solely based on a change in control of the Company.
6.2    Allocation Subject to Clawback Policy
The Allocation Letter shall contain an acknowledgement and agreement by the Beneficiary that any Allocation pursuant to the 2015 Time-Based Plan shall be subject to any applicable clawback policy of the Company, as adopted by the Company from time to time.
6.3    Internal mobility
In the event of transfer or temporary assignment of the Beneficiary within a company of the Group, implying (i) the termination of the initial employment agreement and the entering into of a new employment agreement or of a position as officer, and/or (ii) a resignation of the Beneficiary from his or her position as officer and the acceptance of a new position of officer or the entering into of a new employment agreement in one of such companies, the Beneficiary shall retain his or her right to be allocated Free Shares at the end of the Vesting Period.
6.4    Agreed Leave of Absence Exceeding Three Months

Appendix B-5

In the event a Beneficiary is on an Agreed Leave, such Beneficiary’s Allocation(s) shall (a) stop vesting on the first day of the quarter immediately following the quarter during which the Agreed Leave begins; and (b) resume vesting on the first day of the quarter immediately following the quarter in which the Agreed Leave ends. As a result of any Agreed Leave, the Vesting Period for the applicable Allocation(s) shall be extended in accordance with this Article 6.4.
6.5    Disability
In the event of Disability before the end of the Vesting Period, the Free Shares shall be definitively acquired by the Beneficiary on the date of Disability.
6.6    Death
In the event of the death of the Beneficiary during the Vesting Period, the Free Shares shall be definitively acquired at the date of the request of allocation made by his or her beneficiaries in the framework of the inheritance.
The request for allocation of the Free Shares shall be made within six months from the date of death in compliance with Article L. 225-197-3 of the French Commercial Code.
6.7    Retirement
In the event of the retirement of a Beneficiary during the Vesting Period, and notwithstanding the number of Free Shares that may vest pursuant to Article 6.1(b) upon the retirement of such Beneficiary, the Board of Directors of the Company may decide that the conditions set forth in Article 6.1 above shall be deemed to be met for all or part of the Free Shares prior to the date of such retirement.
6.8    Change in Control
a)Unless otherwise provided by the Board of Directors, an agreement between a Group company and the Beneficiary or in the applicable Allocation Letter, in the event of a Change in Control:

i.
Where the successor corporation or parent or subsidiary of the successor corporation does not agree to assume or substitute for any outstanding Allocation, for each Allocation that is not assumed or substituted for and for which the Allocation Date is at least one year prior to the consummation of the Change in Control, the restrictions and forfeiture conditions applicable to the Vesting Period shall lapse and the Free Shares shall be deemed fully vested and definitively acquired by the Beneficiary prior to the consummation of the Change in Control. Any Allocation for which the Allocation Date is less than one year prior to the consummation of the Change in Control shall either be assumed or substituted for in accordance with Article 6.8(a)(ii) or cancelled in accordance with Article 6.8(a)(iii) below.

ii.
For the purposes of this Article 6.8, an Allocation will be considered assumed or substituted if, (A) following the Change in Control, the Allocation confers the right to receive, for each Free Share subject to the Allocation immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or the fair market value, as determined by the Board of Directors in good faith, of the consideration received in the Change in Control by holders of ordinary shares of the Company for each such share held on the effective date of the transaction; provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its parent, the Board of Directors may, with the consent of the successor corporation, provide that the consideration to be received for each Free Share shall be solely common stock of the successor corporation or its parent equal in fair market value, as determined by the Board of Directors in good faith, to the per share consideration received by holders of ordinary

Appendix B-6

shares of the Company in the Change in Control; (B) any securities of the successor corporation or its parent forming part of the Allocation following the Change in Control are freely tradable on a major stock exchange; and (C) the Allocation otherwise remains subject to the same terms and conditions that were applicable to the Allocation immediately prior to the Change in Control.

iii.
Notwithstanding any other provision of the 2015 Time-Based Plan, in the event of a Change in Control, except as would otherwise result in adverse tax consequences under Section 409A of the U.S. Internal Revenue Code, the Board of Directors may, in its discretion, provide that each Allocation shall, immediately upon the occurrence of a Change in Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (i) the consideration paid per ordinary share of the Company in the Change in Control multiplied by (ii) the number of Free Shares granted under the Allocation. The Board of Directors shall not be required to treat all Allocations similarly for purposes of this Article 6.8(a). Payment of amounts under this Article 6.8(a) shall be made in such form, on such terms and subject to such conditions as the Board of Directors determines in its discretion, which may or may not be the same as the form, terms and conditions applicable to payments to the Company's shareholders in connection with the Change in Control and may, in the Board of Directors’ discretion, include subjecting such payments to vesting conditions comparable to the Allocations surrendered, subjecting such payments to escrow or holdback provisions comparable to those imposed upon the Company's shareholders in connection with the Change in Control, or calculating and paying the present value of payments that would otherwise be subject to escrow or holdback terms.

b)The obligations of the Company under the 2015 Time-Based Plan shall be binding upon any successor corporation or organization resulting from the Change in Control.

7.	HOLDING PERIOD
7.1    Principle
a)During the Holding Period, if any, the Beneficiaries concerned will be the owner of the Free Shares allocated under the 2015 Time-Based Plan and will be shareholders of the Company. As a consequence, they will benefit from all the rights attached to the capacity of shareholder of the Company.
However, the Free Shares shall not be available during the Holding Period (if any) and the Beneficiaries may not transfer or pledge the Free Shares, by any means, or convert them into the bearer form.
b)At the end of the Holding Period (if any), the Free Shares will be fully available, subject to the provisions of the following paragraph.
At the end of the Holding Period, if any, the Free Shares allocated under the 2015 Time-Based Plan may not be transferred (i) if a “black-out” period is in effect pursuant to the Company’s Insider Trading Policy, as in effect at such time, or (ii) otherwise in contravention of any applicable laws or regulations, or trading rules or restrictions of any exchange on which the Company’s shares are listed at such time.
7.2    Specific situations
Notwithstanding the provisions of the second paragraph of Article 7.1 above, the Free Shares allocated to the Beneficiaries referred to in Article 6.4 above or to the beneficiaries of the deceased Beneficiary referred to in Article 6.5 above may be freely transferred as from the date of their final allocation.

Appendix B-7

8.	CHARACTERISTICS OF THE FREE SHARES
The Free Shares definitively acquired shall be, at the Company’s choice, new ordinary shares to be issued by the Company or existing shares acquired by the Company.
As from the Acquisition Date, the Free Shares shall be subject to all the provisions of the Bylaws. They shall be assimilated to existing ordinary shares of the Company and shall benefit from the same rights as from the Acquisition Date.

9.	DELIVERY AND HOLDING OF THE FREE SHARES
At the end of the Vesting Period, the Company shall deliver to the Beneficiary the Free Shares allocated under the 2015 Time-Based Plan provided that the conditions and criteria for such allocation provided by Articles 5 and 6 above are met.
If the Acquisition Date is not a Working Day, the delivery of the Free Shares shall be completed the first Working Day following the end of the Vesting Period.
The Free Shares that may be acquired under the 2015 Time-Based Plan will be held, during the Holding Period, if any, in nominative form (nominatif pur) in an individual account opened in the name of the relevant Beneficiary at BNPP Securities Services with a legend stating that they cannot be transferred. If the provisions of Article 7.1(b) above are applicable at the end of the Holding Period (or the end of the Vesting Period if there is no Holding Period), the Free Shares shall remain in nominative form (nominatif pur) at BNPP Securities Services until such time as they are transferred to make sure that the restrictions set forth in Article 7.1(b) above are complied with.
In the event that, as a consequence of the Allocation of Free Shares under the 2015 Time-Based Plan, the Company or any of the companies of the Group shall be compelled to pay taxes, social costs or any other social security taxes or contributions on behalf of the Beneficiary, the Company retains the right to postpone or to forbid the delivery of the Free Shares on the Acquisition Date until the relevant Beneficiary has paid to the Company or to the relevant company of the Group the amount corresponding to these taxes, social costs, or social security taxes or contributions.

10.	SHARES SUBJECT TO PLAN; INDIVIDUAL LIMITATIONS
10.1    Shares Available for Issuance.
Subject to adjustment as provided in Articles 11 and 12, the maximum aggregate number of Free Shares that may be issued under the 2015 Time-Based Plan shall not exceed the number of shares remaining available for issuance under the Company’s equity compensation plans pursuant to authorizations previously approved by the shareholders of the Company, as of the Allocation Date, that are not subject to outstanding awards thereunder. Any Free Shares granted in connection with an Allocation under the present 2015 Time-Based Plan (i.e., grants other than options or warrants) shall be counted against this limit as 1.57 shares for every one Free Share granted in connection with such Allocation. Free Shares subject to the 2015 Time-Based Plan shall consist of authorized but unissued ordinary shares of the Company, as well as existing shares of the Company.
In the event that an Allocation, or any part thereof, for any reason is terminated or canceled without having been definitively acquired by its Beneficiary, or has otherwise not vested, the unacquired portion of Free Shares relating to such Allocation shall, provided the 2015 Time-Based Plan is still in force, again be available for future allocation pursuant to the 2015 Time-Based Plan or the 2015 Performance Plan. Notwithstanding

Appendix B-8

any provision of the 2015 Time-Based Plan or the Appendix thereunder to the contrary, Free Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations with respect to a Beneficiary shall not again be available for issuance under the 2015 Time-Based Plan.

11.	INTERMEDIARY OPERATIONS
Subject to Article 6.8, in the event of exchange without equalization payment in cash (soulte) resulting from a merger or spin-off completed during the Vesting Period or the Holding Period (if any), the remainder of such period(s) shall apply to the rights to receive free shares of the Company or free shares of the surviving entity received by the Beneficiary in exchange for his rights to receive Free Shares.
The same shall apply in the event of exchange resulting from a public tender offer, a stock split or reverse stock split completed in compliance with applicable regulations during the Holding Period, if any.

12.	ADJUSTMENT
Should the Company, during the Vesting Period, undergo an amortization, reduce its share capital, change the allocation of its profits, allocate free shares to all the shareholders, capitalize reserves, profits or issuance premiums, allocate reserves or issue equity securities or give a right to the allocation of equity securities, including a preferential subscription right reserved to the shareholders or any other corporate transaction or event having an effect similar to any of the foregoing, the maximum number of Free Shares allocated under the 2015 Time-Based Plan may be adjusted in order to take into account said operation by application, mutatis mutandis, of the terms of adjustment provided by the law for the beneficiaries of stock options.
Each Beneficiary shall be informed of the practical terms of the adjustment and of its consequences on the Allocation of Free Shares he or she benefited from, it being specified that the free shares of the Company allocated pursuant to this adjustment shall be governed by the present 2015 Time-Based Plan.

13.	AMENDMENT TO THE 2015 TIME-BASED PLAN
13.1    Principle
The present 2015 Time-Based Plan may be amended by the Board of Directors, provided that any such amendment shall be subject to shareholder approval to the extent required in order to comply with applicable law or the rules of the Nasdaq Stock Market. Any such amendment shall be subject to the written consent of the Beneficiaries if it results in a decrease in the rights of said Beneficiaries.
The new provisions shall apply to the Beneficiaries of the Free Shares during the Vesting Period on the date of the decision to amend the 2015 Time-Based Plan made by the Board of Directors, or the written consent of the Beneficiary, if required.
13.2    Notice of the amendments
The affected Beneficiaries shall be notified of an amendment to the 2015 Time-Based Plan, by any reasonable means, including by electronic delivery, internal mail, by simple letter or, with acknowledgement of receipt, by fax or by e-mail.

Appendix B-9

14.	TAX AND SOCIAL RULES
The Beneficiary shall bear all taxes and mandatory costs which he or she must bear pursuant to the applicable law in relation to the allocation of Free Shares, on the due date of said taxes or costs.
Each Beneficiary shall verify and carry out, as the case may be, the declaratory obligations he or she must comply with in relation to the allocation of the Free Shares.

15.	MISCELLANEOUS
15.1    Rights in relation to the capacity of employee
No provisions of the present 2015 Time-Based Plan shall be construed as granting to the Beneficiary a right to have his or her employment agreement with the Company or any of the companies of the Group maintained, or limiting the right of the Company or any of the companies of the Group to terminate or amend the terms and conditions of the employment agreement of the Beneficiary.
15.2    Rights in relation to future free share plans
The fact that a person may benefit from the 2015 Time-Based Plan does not imply that he or she shall benefit from any other plan that may be implemented thereafter.
15.3    Applicable law - Jurisdiction
The present 2015 Time-Based Plan is subject to French law. Any dispute relating to its validity, its interpretation or its performance shall be decided by the competent courts of the French Republic.
15.4    Provisions Applicable to Beneficiaries Located outside of France
The attached Appendix applies to Beneficiaries located outside of France.

Appendix B-10

APPENDIX

TERMS AND CONDITIONS
This Appendix contains additional terms and conditions that will apply to the Beneficiary if he or she resides outside of France. Capitalized terms used but not defined herein shall have the same meanings assigned to them in the 2015 Time-Based Plan.

NOTIFICATIONS
This Appendix also includes information regarding exchange control and certain other issues of which the Beneficiary should be aware with respect to his or her participation in the 2015 Time-Based Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of July 2015. Such laws are often complex and change frequently. The Company therefore strongly recommends that the Beneficiary not rely on the information in this Appendix as the only source of information relating to the consequences of his or her participation in the 2015 Time-Based Plan because such information may be outdated when the Beneficiary vests in the Free Shares and/or sells any Free Shares issued pursuant to the award.

GENERAL PROVISIONS
Taxes. Regardless of any action the Company or the Beneficiaries’ employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding (“Tax-Related Items”), the Beneficiary acknowledges that the ultimate liability for all Tax-Related Items legally due by the Beneficiary is and remains the Beneficiary’s responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Free Share grant, including the grant, vesting of the Free Shares, the subsequent sale of Free Shares acquired pursuant to such vesting and the receipt of any dividends; and (2) do not commit to structure the terms of the grant or any aspect of the Free Shares to reduce or eliminate the Beneficiary’s liability for Tax-Related Items.
Prior to vesting of the Free Shares, the Beneficiary will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding obligations of the Company and/or the Employer, if any. In this regard, the Beneficiary authorizes the Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by the Beneficiary from the Beneficiary’s compensation paid to the Beneficiary by the Company and/or Employer or from proceeds of the sale of Free Shares. Alternatively, or in addition, if permissible under local law, the Company may (1) sell or arrange for the sale of Free Shares that the Beneficiary acquires to meet the withholding obligation for Tax-Related Items and/or (2) withhold in Free Shares, provided that the Company only withholds the amount of Free Shares necessary to satisfy the minimum withholding amount. Finally, the Beneficiary will pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of the Beneficiary’s participation in the 2015 Time-Based Plan or the Beneficiary’s acquisition of Free Shares that cannot be satisfied by the means previously described. The Company may refuse to honor the vesting and refuse to deliver the Free Shares if the Beneficiary fails to comply with Beneficiary’s obligations in connection with the Tax-Related Items as described in this section.

Appendix B-11

Nature of Grant. In accepting the grant, the Beneficiary acknowledges that:
(a)the 2015 Time-Based Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the 2015 Time-Based Plan;
(b)the grant of the Free Shares is voluntary and occasional and does not create any contractual or other right to receive future grants of Free Shares, or benefits in lieu of Free Shares, even if Free Shares have been granted repeatedly in the past;
(c)all decisions with respect to future grants, if any, will be at the sole discretion of the Company;
(d)Beneficiary’s participation in the 2015 Time-Based Plan shall not create a right to further employment with the Employer and shall not interfere with the ability of the Employer to terminate Beneficiary’s employment relationship at any time with or without cause unless otherwise required under local law;
(e)Beneficiary is voluntarily participating in the 2015 Time-Based Plan;
(f)the Free Shares are an extraordinary item that do not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and which is outside the scope of Beneficiary’s employment contract, if any;
(g)the Free Shares are not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or the Employer;
(h)in the event that Beneficiary is not an employee of the Company, the grant will not be interpreted to form an employment agreement or relationship with the Company; and furthermore, the grant will not be interpreted to form an employment agreement with the Employer or any subsidiary or affiliate of the Company;
(i)the future value of the underlying Free Shares is unknown and cannot be predicted with certainty;
(j)if the Beneficiary obtains Free Shares, the value of those Free Shares may increase or decrease;
(k)in consideration of the grant, no claim or entitlement to compensation or damages shall arise from termination of the award of Free Shares or diminution in value of the award resulting from termination of the Beneficiary’s employment with the Company or the Employer (for any reason whatsoever) and the Beneficiary irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing the 2015 Time-Based Plan, the Beneficiary shall be deemed irrevocably to have waived the Beneficiary’s entitlement to pursue such claim; and
(l)unless otherwise decided by the Board of Directors, in the event of termination of Beneficiary’s employment during the Vesting Period, Beneficiary’s right to vest in the Free Shares under the 2015 Time-Based Plan, if any, will terminate effective as of the date that Beneficiary is no longer actively employed and will not be extended by any notice period mandated under the local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law).

Appendix B-12

Data Privacy. The Beneficiary hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Beneficiary’s personal data as described in this document by and among, as applicable, the Employer, the Company and its subsidiaries and affiliates for the exclusive purpose of implementing, administering and managing the Beneficiary’s participation in the 2015 Time-Based Plan.
The Beneficiary understands that the Company and the Employer may hold certain personal information about the Beneficiary, including, but not limited to, the Beneficiary’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares or directorships held in the Company, details of all awards or any other entitlement to Free Shares awarded, canceled, exercised, vested, unvested or outstanding in Beneficiary’s favor, for the exclusive purpose of implementing, administering and managing the 2015 Time-Based Plan (“Data”).
The Beneficiary understands that the recipients of the Data may be located in France or elsewhere, and that the recipients’ country may have different data privacy laws and protections than the Beneficiary’s country. The Beneficiary understands that the Company may request a list with the names and addresses of any potential recipients of the Data by contacting the Beneficiary’s local human resources representative. The Beneficiary authorizes the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the 2015 Time-Based Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Beneficiary’s participation in the 2015 Time-Based Plan. The Beneficiary understands that Data will be held only as long as is necessary to implement, administer and manage the Beneficiary’s participation in the 2015 Time-Based Plan. The Beneficiary understands that the Company may, at any time, view the Data, request additional information about the storage processing of the Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Beneficiary’s local human resources representative. Beneficiary understands, however, that refusing or withdrawing the Company’s consent may affect the Beneficiary’s ability to participate in the 2015 Time-Based Plan. For more information on the consequences of the Beneficiary’s refusal to consent or withdrawal of consent, Beneficiary understands that the Company may contact the Beneficiary’s local human resources representative.
Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the 2015 Time-Based Plan or future awards that may be granted under the 2015 Time-Based Plan by electronic means or to request Beneficiary’s consent to participate in the 2015 Time-Based Plan by electronic means. Beneficiary hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the 2015 Time-Based Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.
Severability. The provisions of this 2015 Time-Based Plan are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.
For tax residents of the United States
Beneficiary acknowledges that both this award and any Free Shares are securities, the issuance by the Company of which requires compliance with federal and state securities laws.
Beneficiary acknowledges that these securities are made available to Beneficiary only on the condition that Beneficiary makes the representations contained in this section to the Company.

Appendix B-13

Beneficiary has made a reasonable investigation of the affairs of the Company sufficient to be well informed as to the rights and the value of these securities.
The intent of the parties is that payments and benefits under the 2015 Time-Based Plan comply with, or be exempt from, Section 409A of the Internal Revenue Code of 1986, as amended (the "Code") to the extent subject thereto, and, accordingly, to the maximum extent permitted, the 2015 Time-Based Plan and the Allocation Letters thereunder shall be interpreted and be administered to be in compliance therewith or exempt therefrom.  Notwithstanding anything contained herein to the contrary, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Beneficiary shall not be considered to have separated from service with the Company for purposes of this 2015 Time-Based Plan and no payment or benefit shall be due to the Beneficiary under the 2015 Time-Based Plan and the Allocation Letters thereunder on account of a separation from service until the Beneficiary would be considered to have incurred a “separation from service” from the Company within the meaning of Section 409A of the Code.  Any payments or benefits (including vesting grants) described in the 2015 Time-Based Plan and the Allocation Letters thereunder that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise.  Notwithstanding anything to the contrary in the 2015 Time-Based Plan and the Allocation Letters thereunder, to the extent that any amounts are payable upon a separation from service and such payment would result in accelerated taxation and/or tax penalties under Section 409A of the Code, such payment, under this 2015 Time-Based Plan or any other agreement of the Company, shall be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier).
For Beneficiaries who are United States taxpayers, notwithstanding anything to the contrary contained in Article 6.4 of the 2015 Time-Based Plan, the Free Shares shall be delivered no later than December 31st of the year of the Beneficiary’s Disability or, if later, the fifteenth day of the third month after the date of the Beneficiary’s Disability; provided, that any such Disability will be within the meaning of Section 409A of the Code, and the regulations promulgated thereunder.
For Beneficiaries who are United States taxpayers, notwithstanding anything to the contrary contained in Article 6.5 of the 2015 Time-Based Plan, the Free Shares shall be delivered no later than December 31st of the year of the Beneficiary’s death or, if later, the fifteenth day of the third month after the date of the Beneficiary’s death.
The Company makes no representation that any or all of the payments described in the 2015 Time-Based Plan and the Allocation Letters thereunder will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Grantee shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.
The Company makes no representation as to the tax status of the 2015 Time-Based Plan to the Beneficiary who should seek his or her own tax advice.

Appendix B-14

Exhibit 1
Form of Allocation Letter
[Beneficiary Name and Address]
[Date]

Letter delivered by electronic delivery
[Name of Beneficiary],
We have the pleasure to inform you that, pursuant to the authorization granted by the shareholders’ meeting held on October 23, 2015, the board of directors of Criteo (the « Company »), during its meeting held on [ ] (the « Grant Date »), granted to you free shares of the Company, under the terms and conditions provided for in Articles L. 225-197-1 to L. 225-197-5 of the French Commercial Code and in the Amended and Restated 2015 Time-Based Free Share Plan of the Company (the « 2015 Time-Based Plan »). Capitalized terms that are used but not defined herein shall have the meaning ascribed to such terms in the 2015 Time-Based Plan.
The board of directors granted to you [ ] free ordinary shares of the Company (the « Shares »), with a par value of EUR 0.025 each.
The period (« Vesting Period ») at the end of which the grant will become effective and final (i.e., the Shares will be issued to you and be your property), has been set at [ ] years as from the Grant Date: [details of vesting scheduled to be inserted]. Except as provided below, the Shares will thus be definitively acquired at the end of the Vesting Period unless you shall cease to be an employee of the Criteo group for any reason whatsoever during the Vesting Period (subject to the following paragraph).
In the event you cease to be an employee or officer of the Criteo group more than one year after the Grant Date but prior to the First Vesting Date, you shall definitively acquire, on the First Vesting Date, a number of Shares that is equal to the pro rata portion (measured by the ratio of (A) the number of calendar days elapsed from the Allocation Date included to the date you cease to be an employee or officer of the Group (excluded) to (B) the total number of calendar days between the Allocation Date (included) and the First Vesting Date (excluded)) of the number of Shares that you would have definitively acquired on the First Vesting Date had you remained an employee or officer of the Group until such date (the « Prorated Allocation »). [Notwithstanding the foregoing, if you are a tax resident of the United States, the Company will be required to withhold Federal Insurance Contributions Act taxes in respect of your Allocation as of the first anniversary of the Grant Date.]
In the event of Disability before the end of the Vesting Period, the free Shares shall be definitively acquired on the date of Disability. In the event of death of during the Vesting Period, the free Shares shall be definitively acquired at the date of the request of allocation made by your beneficiaries in the framework of the inheritance. The request for allocation of the Shares shall be made within six (6) months from the date of death in compliance with Article L. 225-197-3 of the French Commercial Code.

By acknowledging this grant, you hereby acknowledge and agree that any Allocation pursuant to the 2015 Time-Based Plan shall be subject to any applicable Criteo clawback policy, as adopted by Criteo from time to time.
The detailed terms of such grant are described in the 2015 Time-Based Plan, a copy of which is attached hereto. The 2015 Time-Based Plan is hereby incorporated by reference and made a part hereof, and the free Shares granted herein shall be subject to all terms and conditions of the 2015 Time-Based Plan and this Allocation Letter. In the event of any conflict between the provisions of this Allocation Letter and the provisions of the 2015 Time-Based Plan, the provisions of the 2015 Time-Based Plan shall govern.

Appendix B-15

Thank you for sending a copy of the 2015 Time-Based Plan to legal.corporate@criteo.com, duly initialed and signed, not later than [90 days from the date of the Allocation Letter], failing which the above grant shall be null and void.

Yours sincerely,
CRITEO

Appendix B-16

APPENDIX C

Please note that because we are a French company, the full text of the plan included in this Appendix C has been translated from French. In the case of any discrepancy between this version and the French version, the French version will prevail.

CRITEO
AMENDED AND RESTATED 2015 PERFORMANCE-BASED FREE SHARE PLAN
RESTRICTED STOCK UNITS

Adopted by the Board of Directors on April 7, 2016

1.	IMPLEMENTATION OF THE FREE SHARE PLAN	2

2.	DEFINITIONS	2

3.	PURPOSE	4

4.	BENEFICIARIES: ELIGIBLE EMPLOYEES	4

5.	NOTICE OF THE ALLOCATION OF THE FREE SHARES	4

6.	VESTING PERIOD	4

7.	HOLDING PERIOD	9

8.	CHARACTERISTICS OF THE FREE SHARES	10

9.	DELIVERY AND HOLDING OF THE FREE SHARES	10

10.	SHARES SUBJECT TO PLAN; INDIVIDUAL LIMITATIONS	11

11.	INTERMEDIARY OPERATIONS	11

12.	ADJUSTMENT	12

13.	AMENDMENT TO THE 2015 PERFORMANCE PLAN	12

14.	TAX AND SOCIAL RULES	12

15.	MISCELLANEOUS	12

Appendix C-1

1.	IMPLEMENTATION OF THE FREE SHARE PLAN
On July 30, 2015, the Board of Directors adopted the Original 2015 Performance Plan stating the conditions and criteria for the allocation of free shares of Criteo, a French société anonyme whose registered office is located 32, rue Blanche, 75009 Paris, France, whose identification number is 484 786 249 R.C.S. Paris (hereafter referred to as the “Company”) to the benefit of the chief executive officer and, from time to time, certain named executive officers, members of executive management and certain other employees of the Company or any company or economic interest group in which the Company holds, directly or indirectly, at least 10% of the share capital and voting rights at the date of allocation of said shares, as determined by the Board of Directors. The Original 2015 Performance Plan was subsequently approved by the combined (ordinary and extraordinary) shareholders’ meeting of the Company, which also granted authority to the Board of Directors to allocate free shares under the Original 2015 Performance Plan. On February 25, 2016, the Board of Directors adopted this amended and restated version of the Original 2015 Performance Plan (hereinafter, and as it may be amended from time to time in accordance with the provisions hereof, and in particular by the Board of Directors on April 7, 2016 (provided that the amendment to the fungible share ratio in Section 10.1 shall not be effective until it is approved by the shareholders of the Company), the “2015 Performance Plan”).

2.	DEFINITIONS
Under the present 2015 Performance Plan, the following terms and expressions starting with a capital letter shall have the following meaning and may be used indifferently in the singular or in the plural form:

"Acquisition Date"	refers to the date when the Free Shares have been definitely acquired by the relevant Beneficiary;
"Agreed Leave"
refers to any leave of absence of more than three months having received a prior approval from the Company or requiring no prior approval under U.S. laws. Agreed Leaves shall include leaves for illnesses, military leave, and any other personal leave or conditions about which the employee has advance knowledge. Agreed Leave shall not include any absence considered as effective working time, such as maternity leave, of whatever duration, which shall not automatically result in a termination of the employment relationship between the Beneficiary and the Company or the Group.

"Allocation"
refers to the decision of the Board of Directors to allocate Free Shares to a given Beneficiary. This Allocation constitutes a right to be granted Free Shares at the end of the Vesting Period subject to compliance with the conditions and criteria set forth by the present 2015 Performance Plan;

"Allocation Date"	refers to the date when the Board of Directors decided to allocate Free Shares under the 2015 Performance Plan;
"Allocation Letter"	refers to the notice, substantially in the form set forth in Exhibit 1, which informs a given Beneficiary of the Allocation of Free Shares, as stated in Article 5 of the 2015 Performance Plan;
"Beneficiaries"	refers to the person(s) for whose benefit the Board of Directors decided an Allocation of Free Shares as well as, as the case may be, his or her heirs;
"Board of Directors"	refers to the Company’s board of directors;
"Bylaws"	refers to the Company’s bylaws in force at the date referred to;

Appendix C-2

"Change in Control"
refers to (i) a merger (fusion) of the Company with or into another corporation, other than to another corporation, entity or person in which the holders of at least a majority of the voting rights and share capital of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding in the continuing entity or by being converted into shares of voting rights and share capital of the surviving entity) a majority of the total voting rights and share capital of the Company (or the surviving entity) outstanding immediately after such transaction (an “Excluded Entity”), or (ii) the sale (vente) or other form of transfer by one or several shareholders of the Company to any person or group of persons of a number of ordinary shares of the Company such that the transferee(s) shall own a majority of the voting rights and share capital of the Company, or (iii) the sale, lease or other disposition, in a single transaction or in a series of related transactions, of all or substantially all of the assets of the Company other than to (1) a corporation or other entity of which at least a majority of its combined voting rights and share capital is owned directly or indirectly by the Company or (2) an Excluded Entity.

"Disability"	refers to the disability of a Beneficiary corresponding to the second or third of the categories provided by Article L. 341-4 of the French Social Security Code;
"Free Shares"
refers to the shares which will be allocated to a Beneficiary in accordance with the 2015 Performance Plan, and issued or which will be issued by the Company (and reflected in its current share capital) as of the applicable Acquisition Date;

"Group"	refers to the Company and to all the companies and groups affiliated with the Company within in the meaning of Article L. 225-197-2 of the French Commercial Code;
"Holding Period"
refers to the period, if any, starting on the Acquisition Date, during which a Beneficiary may not transfer or pledge his or her Free Shares, by any means, or convert them into the bearer form; it being specified that the total duration of both the Vesting Period and the Holding Period may in no event be less than two years as from the Allocation Date pursuant to applicable French law;

"Original 2015 Performance Plan"
refers to the version of the 2015 Performance Plan that was adopted by the Board of Directors on July 30, 2015 and approved by the combined (ordinary and extraordinary) shareholders’ meeting of the Company on October 23, 2015;

"Presence"	refers to the presence of the Beneficiary in his or her capacity as employee and/or corporate officer of the Company or of any of the companies of the Group;
"Regulated Market"
refers to a regulated market in the meaning of Article L. 421-1 of the French monetary and financial code (code monétaire et financier) the list of which is established and up-dated by the French Minister in charge of the economy upon proposal from the AMF. It is noted that this list does not include the Nasdaq Stock Market on the date of adoption of the 2015 Performance Plan by the Board of Directors;

"Trading Day"	refers to the working days when the Nasdaq Stock Market proceeds to the listing of shares on the Nasdaq Stock Market other than days when the listing ends prior to the usual closing hour;
"Vesting Period"
refers to the minimum one year period starting on the Allocation Date and ending on the Acquisition Date, being specified that the Board of Directors may decide to extend this period for all or part of the Free Shares and/or provide for vesting in tranches, as stated in the corresponding Allocation Letter;

Appendix C-3

"Working Day"	refers to any day on which legal business can be conducted within the Company, i.e. every Monday, Tuesday, Wednesday, Thursday and Friday, as long as it is not a public holiday.

3.	PURPOSE
The 2015 Performance Plan sets forth the conditions and criteria for the allocation of Free Shares under the 2015 Performance Plan, pursuant to Articles L. 225-197-1 et seq. of the French Commercial Code and to the authorization granted by the shareholders’ meeting of the Company dated October 23, 2015.
The purposes of the 2015 Performance Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility;

•	to provide additional incentive to Beneficiaries, including performance incentives; and

•	to promote the success of the Company's business.

4.	BENEFICIARIES: ELIGIBLE EMPLOYEES
Pursuant to the authorization of the shareholders’ general meeting dated October 23, 2015 , the Board of Directors of the Company will approve the list of Beneficiaries among the chief executive officer and, from time to time, certain named executive officers, members of executive management and certain other employees of the Group, as determined by the Board of Directors, together with the indication of the number of Free Shares allocated to each of them.

5.	NOTICE OF THE ALLOCATION OF THE FREE SHARES
The notice of the Allocation of Free Shares to each Beneficiary shall be made pursuant to an Allocation Letter made available to the Beneficiary together with a copy of the present 2015 Performance Plan, indicating the number of Free Shares allocated, the Vesting Period, the Holding Period, if any, and the performance goals (as described in Article 6.1 and 6.2).
The Beneficiary shall acknowledge receipt of the Allocation documentation comprised of the Allocation Letter and of the 2015 Performance Plan by accepting online his or her documentation by means of the tool made available by the Company and by sending signed copies of the Allocation Letter within 90 days from the date of notification by the Company of the availability on line of the Allocation documentation; the documents being deemed to be received on the date of the electronic delivery, in the absence of which the Allocation shall be null and void for this Beneficiary.

6.	VESTING PERIOD
6.1.    Principle
(a)    The Free Shares allocated under the 2015 Performance Plan shall be definitively acquired by the Beneficiaries at the end of the Vesting Period, provided that the following condition(s) precedent(s) is (are) met:

Appendix C-4

i.
except as set forth in Article 6.1(b), continued Presence of the Beneficiary during the Vesting Period, in the absence of which he or she will not be entitled to acquire Free Shares on the date when this condition is no longer met; and

ii.	attainment of one or more performance goals determined by the Board of Directors at grant in accordance with Article 6.2 and reflected in the relevant Allocation Letter.
Should the Beneficiary be at the same time an employee and an officer of the same company or of two companies of the Group, the loss of one of these capacities shall not result in the loss of the right to acquire the Free Shares allocated under the 2015 Performance Plan at the end of the Vesting Period; provided, that if the Beneficiary is an officer on the Allocation Date and subsequently ceases to be an officer of any company of the Group, the Board of Directors shall have the discretion to terminate the Beneficiary’s right to acquire the Free Shares allocated under the 2015 Performance Plan at the end of the Vesting Period.
Pursuant to Article L. 225-197-3 of the French Commercial Code, the Beneficiaries hold a claim against the Company which is personal and may not be transferred until the end of the Vesting Period.
During the Vesting Period, the Beneficiaries will not own the Free Shares and will not be shareholders of the Company. As a consequence, they will not hold any rights attached to the ordinary shares of the Company.
(b)    If the Beneficiary (i) ceases to be an employee or officer of the Group more than one year after the Allocation Date but prior to (A) the Acquisition Date or (B) in the case of an Allocation that vests in tranches, the vesting date of the first tranche of the Allocation (such date in either (A) or (B), the “First Vesting Date”), and (ii) prior to the termination of his or her employment or term of office, any applicable Performance Targets (as defined below) are fully satisfied, then the Beneficiary shall definitively acquire, on the First Vesting Date, only those Free Shares that correspond to the Performance Targets that were fully satisfied prior to the termination of his or her employment or term of office. For instance, for an Allocation where 25% of the Free Shares vest upon the second anniversary of the Allocation Date subject to the attainment of Performance Target No. 1 and 25% of the Free Shares vest upon the second anniversary of the Allocation Date subject to the attainment of Performance Target No. 2, if the Beneficiary ceases to be an employee or officer of the Group the day following the first anniversary of the Allocation Date and the Board determines that, by that date, the Beneficiary has satisfied Performance Target No. 1 at 100% and Performance Target No. 2 at 85%, he shall definitely acquire on such second anniversary date 25% of his Free Shares, with the balance being automatically forfeited. If none of the Performance Targets are met at the 100% level or higher prior to the Beneficiary’s termination, the Beneficiary’s entire Allocation will be automatically forfeited.
For the avoidance of doubt, this Article 6.1(b) shall apply only for Allocations where the First Vesting Date is more than one year after the Allocation Date.
(c)    In addition to any other powers set forth in the 2015 Performance Plan and subject to the provisions of the 2015 Performance Plan, the Board of Directors shall have the full and final power and authority, in its discretion, to determine the terms, conditions and restrictions applicable to each Allocation (which need not be identical) and any Free Shares acquired pursuant thereto, including, without limitation, the Performance Measures (as defined below), performance period, performance award formula and Performance Targets (as defined below) applicable to any grant and the extent to which such Performance Targets have been attained. Further, the Board of Directors shall have the full and final power and authority, in its discretion, to determine whether, to what extent, and under what circumstances an Allocation may be settled, cancelled, forfeited, exchanged, or surrendered.

Appendix C-5

Notwithstanding Articles 6.6, 6.7 and 6.8 of the 2015 Performance Plan, the Board of Directors shall not accelerate or shorten the minimum Vesting Period of one year. For clarity, there shall be no automatic acceleration of vesting with respect to an Allocation under the present 2015 Performance Plan solely based on a change in control of the Company.
6.2    Performance criteria
The acquisition of any Free Shares granted hereunder shall be subject to or conditioned upon, in whole or in part, the achievement of performance criteria in accordance with the following terms and conditions (each, a “Performance Grant”):
6.2.1    Establishment of performance period, performance targets and performance award formula
In granting each Performance Grant, the Board of Directors shall establish in writing the applicable performance period, performance award formula and one or more Performance Targets (as defined herein) which, when measured at the end of the performance period, shall determine, on the basis of the performance award formula, the final number of Free Shares acquired by the Beneficiary. Once established with respect to an Allocation intended to qualify as “performance based compensation” under Section 162(m) of the U.S. Internal Revenue Code (“Section 162(m)”), the Performance Targets and performance award formula applicable to a Beneficiary shall not be changed during the performance period except as permitted by Section 162(m). For any Allocation not intended to qualify as “performance based compensation” under Section 162(m), the Board of Directors shall have full power and final authority, in its discretion, to alter or cancel the Performance Targets or performance award formula applicable to a Beneficiary, including, without limitation, in the event that the Beneficiary changes roles or functions within the Group during the performance period. In any case, the performance period shall not be shorter than one year.
6.2.2    Measurement of performance targets
Performance shall be evaluated by the Board of Directors on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:
(a)    Performance Measures
(i)    Determination of Performance Measures. Except as otherwise determined by the Board of Directors and in each case to the extent applicable, Performance Measures shall have the same meanings as used in the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles or as used generally in the Company’s industry.
(ii)    Calculation of Performance Measures. Except as otherwise determined by the Board of Directors, the Performance Measures applicable to the acquisition of the Free Shares shall be calculated in accordance with generally accepted accounting principles and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Board of Directors, occurring after the establishment of the Performance Targets applicable to the acquisition of the Free Shares. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Beneficiary’s rights with respect to the acquisition of the Free Shares.
(iii)    Types of Performance Measures. Performance Measures may be one or more of the following, as determined by the Board of Directors:

Appendix C-6

(1)    revenue excluding traffic acquisition costs;

(2)	adjusted earnings before interest, taxes, depreciation and amortization, as defined by the Company in its financial statements as filed with the Securities Exchange Commission in the United States;
(3)    cash flow from operating activities;
(4)    stock price;
(5)    completion of identified special project(s); or
(6)    any combination of the foregoing.
Notwithstanding the foregoing, the Board of Directors may provide that one or more objectively determinable adjustments shall be made to the Performance Measures, which may include adjustments that would cause the measures to be considered “non-GAAP financial measures” under rules promulgated by the Securities and Exchange Commission.
(b)    Performance Targets. Where applicable, Performance Targets may be expressed in terms of attaining a specified level of the Performance Measure or the attainment of a percentage increase or decrease in the particular Performance Measure, and may be applied to one or more of the Company, any subsidiary or affiliate of the Company, or a division or strategic business unit of the Company or any subsidiary or affiliate thereof, or may be applied to the performance of the Company or any subsidiary or affiliate thereof relative to a market index, a group of other companies or a combination thereof, all as determined by the Board of Directors. The Performance Targets may be subject to a threshold level of performance below which no Free Shares will be acquired, levels of performance at which specified numbers of Free Shares will be acquired, and a maximum level of performance above which no additional number of Free Shares will be acquired (or at which full vesting will occur).
6.3    Allocation Subject to Clawback Policy
The Allocation Letter shall contain an acknowledgement and agreement by the Beneficiary that any Allocation pursuant to the 2015 Performance Plan shall be subject to any applicable clawback policy of the Company, as adopted by the Company from time to time.
6.4    Internal mobility
In the event of transfer or temporary assignment of the Beneficiary within a company of the Group, implying (i) the termination of the initial employment agreement and the entering into of a new employment agreement or of a position as officer, and/or (ii) a resignation of the Beneficiary from his or her position as officer and the acceptance of a new position of officer or the entering into of a new employment agreement in one of such companies, the Beneficiary shall retain his or her right to be allocated Free Shares at the end of the Vesting Period.
6.5    Agreed Leave of Absence Exceeding Three Months
In the event a Beneficiary is on an Agreed Leave, such Beneficiary’s Allocation(s) shall (a) stop vesting on the first day of the quarter immediately following the quarter during which the Agreed Leave begins; and (b) resume vesting on the first day of the quarter immediately following the quarter in which the Agreed Leave ends. As a result of any Agreed Leave, the Vesting Period for the applicable Allocation(s) shall be extended in accordance with this Article 6.5.
6.6    Disability
In the event of Disability before the end of the Vesting Period, the Free Shares shall be definitively acquired by the Beneficiary on the date of Disability.

Appendix C-7

6.7    Death
In the event of the death of the Beneficiary during the Vesting Period, the Free Shares shall be definitively acquired at the date of the request of allocation made by his or her beneficiaries in the framework of the inheritance.
The request for allocation of the Free Shares shall be made within six months from the date of death in compliance with Article L. 225-197-3 of the French Commercial Code.
6.8    Retirement
In the event of the retirement of a Beneficiary during the Vesting Period, and notwithstanding the number of Free Shares that may vest pursuant to Article 6.1(b) upon retirement of such Beneficiary, the Board of Directors of the Company may decide that the conditions set forth in Article 6.1 above shall be deemed to be met for all or part of the Free Shares prior to the date of such retirement.
6.9    Change in Control
a)Unless otherwise provided by the Board of Directors, an agreement between a Group company and the Beneficiary or in the applicable Allocation Letter, in the event of a Change in Control:

i.
Where the successor corporation or parent or subsidiary of the successor corporation does not agree to assume or substitute for any outstanding Allocation, for each Allocation that is not assumed or substituted for and for which the Allocation Date is at least one year prior to the consummation of the Change in Control, the restrictions and forfeiture conditions applicable to the Vesting Period shall lapse, any performance conditions imposed with respect to such Allocation shall be deemed to be achieved at target performance levels and the Free Shares shall be deemed fully vested and definitively acquired by the Beneficiary prior to the consummation of the Change in Control. Any Allocation for which the Allocation Date is less than one year prior to the consummation of the Change in Control shall either be assumed or substituted for in accordance with Article 6.9(a)(ii) or cancelled in accordance with Article 6.9(a)(iii) below.

Appendix C-8

ii.
For the purposes of this Article 6.9, an Allocation will be considered assumed or substituted if, (A) following the Change in Control, the Allocation confers the right to receive, for each Free Share subject to the Allocation immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or the fair market value, as determined by the Board of Directors in good faith, of the consideration received in the Change in Control by holders of ordinary shares of the Company for each such share held on the effective date of the transaction; provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its parent, the Board of Directors may, with the consent of the successor corporation, provide that the consideration to be received for each Free Share shall be solely common stock of the successor corporation or its parent equal in fair market value, as determined by the Board of Directors in good faith, to the per share consideration received by holders of ordinary shares of the Company in the Change in Control; (B) any securities of the successor corporation or its parent forming part of the Allocation following the Change in Control are freely tradable on a major stock exchange; and (C) the Allocation otherwise remains subject to the same terms and conditions that were applicable to the Allocation immediately prior to the Change in Control.

iii.
Notwithstanding any other provision of the 2015 Performance Plan, in the event of a Change in Control, except as would otherwise result in adverse tax consequences under Section 409A of the U.S. Internal Revenue Code, the Board of Directors may, in its discretion, provide that each Allocation shall, immediately upon the occurrence of a Change in Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (i) the consideration paid per ordinary share of the Company in the Change in Control multiplied by (ii) the number of Free Shares granted under the Allocation. The Board of Directors shall not be required to treat all Allocations similarly for purposes of this Article 6.9(a). Payment of amounts under this Article 6.9(a) shall be made in such form, on such terms and subject to such conditions as the Board of Directors determines in its discretion, which may or may not be the same as the form, terms and conditions applicable to payments to the Company's shareholders in connection with the Change in Control and may, in the Board of Directors’ discretion, include subjecting such payments to vesting conditions comparable to the Allocations surrendered, subjecting such payments to escrow or holdback provisions comparable to those imposed upon the Company's shareholders in connection with the Change in Control, or calculating and paying the present value of payments that would otherwise be subject to escrow or holdback terms.

b)The obligations of the Company under the 2015 Performance Plan shall be binding upon any successor corporation or organization resulting from the Change in Control.

7.	HOLDING PERIOD
7.1    Principle
a)During the Holding Period, if any, the Beneficiaries concerned will be the owner of the Free Shares allocated under the 2015 Performance Plan and will be shareholders of the Company. As a

Appendix C-9

consequence, they will benefit from all the rights attached to the capacity of shareholder of the Company.
However, the Free Shares shall not be available during the Holding Period, if any, and the Beneficiaries may not transfer or pledge the Free Shares, by any means, or convert them into the bearer form.
b)At the end of the Holding Period, if any, the Free Shares will be fully available, subject to the provisions of the following paragraph.
At the end of the Holding Period, if any, the Free Shares allocated under the 2015 Performance Plan may not be transferred (i) if a “black-out” period is in effect pursuant to the Company’s Insider Trading Policy, as in effect at such time, or (ii) otherwise in contravention of any applicable laws or regulations, or trading rules or restrictions of any exchange on which the Company’s shares are listed at such time.
7.2    Specific situations
Notwithstanding the provisions of the second paragraph of Article 7.1 above, the Free Shares allocated to the Beneficiaries referred to in Article 6.5 above or to the beneficiaries of the deceased Beneficiary referred to in Article 6.6 above may be freely transferred as from the date of their final allocation.

8.	CHARACTERISTICS OF THE FREE SHARES
The Free Shares definitively acquired shall be, at the Company’s choice, new ordinary shares to be issued by the Company or existing shares acquired by the Company.
As from the Acquisition Date, the Free Shares shall be subject to all the provisions of the Bylaws. They shall be assimilated to existing ordinary shares of the Company and shall benefit from the same rights as from the Acquisition Date.

9.	DELIVERY AND HOLDING OF THE FREE SHARES
At the end of the Vesting Period, the Company shall deliver to the Beneficiary the Free Shares allocated under the 2015 Performance Plan provided that the conditions and criteria for such allocation provided by Articles 5 and 6 above are met.
If the Acquisition Date is not a Working Day, the delivery of the Free Shares shall be completed the first Working Day following the end of the Vesting Period.
The Free Shares that may be acquired under the 2015 Performance Plan will be held, during the Holding Period (if any), in nominative form (nominatif pur) in an individual account opened in the name of the relevant Beneficiary at BNPP Securities Services with a legend stating that they cannot be transferred. If the provisions of Article 7.1(b) above are applicable at the end of the Holding Period (or the end of the Vesting Period if there is no Holding Period), the Free Shares shall remain in nominative form (nominatif pur) at BNPP Securities Services until such time as they are transferred to make sure that the restrictions set forth in Article 7.1(b) above are complied with.
In the event that, as a consequence of the Allocation of Free Shares under the 2015 Performance Plan, the Company or any of the companies of the Group shall be compelled to pay taxes, social costs or any other social security taxes or contributions on behalf of the Beneficiary, the Company retains the right to postpone or to forbid the delivery of the Free Shares on the Acquisition Date until the relevant Beneficiary has paid to the Company or to the relevant company of the Group the amount corresponding to these taxes, social costs, or social security taxes or contributions.

Appendix C-10

10.	SHARES SUBJECT TO PLAN; INDIVIDUAL LIMITATIONS
10.1    Shares Available for Issuance
Subject to adjustment as provided in Articles 11 and 12, the maximum aggregate number of Free Shares that may be issued under the 2015 Performance Plan shall not exceed the number of shares remaining available for issuance under the Company’s equity compensation plans pursuant to authorizations previously approved by the shareholders of the Company, as of the Allocation Date, that are not subject to outstanding awards thereunder. Any Free Shares granted in connection with an Allocation under the present 2015 Performance Plan (i.e., grants other than options or warrants) shall be counted against this limit as 1.57 shares for every one Free Share granted in connection with such Allocation. Free Shares subject to the 2015 Performance Plan shall consist of authorized but unissued ordinary shares of the Company, as well as existing shares of the Company.
In the event that an Allocation, or any part thereof, for any reason is terminated or canceled without having been definitively acquired by its Beneficiary, or has otherwise not vested, the unacquired portion of Free Shares relating to such Allocation shall, provided the 2015 Performance Plan is still in force, again be available for future allocation pursuant to the 2015 Time-Based Plan or the 2015 Performance Plan. Notwithstanding any provision of the 2015 Performance Plan or the Appendix thereunder to the contrary, Free Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations with respect to a Beneficiary shall not again be available for issuance under the 2015 Performance Plan.
10.2    Section 162(m) Allocation Limits
With respect to any Allocation under the present 2015 Performance Plan which is intended to qualify as “performance based compensation” within the meaning of Section 162(m) of the U.S. Internal Revenue Code, unless otherwise determined by the Board of Directors, the following limits shall apply to the grant of an Allocation under the present 2015 Performance Plan. Subject to adjustment as provided in Articles 11 and 12, no Beneficiary shall be granted within any fiscal year of the Company an Allocation of Free Shares under the present 2015 Performance Plan, the grant or vesting of which is based on the attainment of performance goals, for more than 1,000,000 Free Shares.

11.	INTERMEDIARY OPERATIONS
Subject to Article 6.9, in the event of exchange without equalization payment in cash (soulte) resulting from a merger or spin-off completed during the Vesting Period or the Holding Period (if any), the remainder of such period(s) shall apply to the rights to receive free shares of the Company or free shares of the surviving entity received by the Beneficiary in exchange for his rights to receive Free Shares.
The same shall apply in the event of exchange resulting from a public tender offer, a stock split or reverse stock split completed in compliance with applicable regulations during the Holding Period (if any).

Appendix C-11

12.	ADJUSTMENT
Should the Company, during the Vesting Period, undergo an amortization, reduce its share capital, change the allocation of its profits, allocate free shares to all the shareholders, capitalize reserves, profits or issuance premiums, allocate reserves or issue equity securities or give a right to the allocation of equity securities, including a preferential subscription right reserved to the shareholders or any other corporate transaction or event having an effect similar to any of the foregoing, the maximum number of Free Shares allocated under the 2015 Performance Plan may be adjusted in order to take into account said operation by application, mutatis mutandis, of the terms of adjustment provided by the law for the beneficiaries of stock options.
Each Beneficiary shall be informed of the practical terms of the adjustment and of its consequences on the Allocation of Free Shares he or she benefited from, it being specified that the free shares of the Company allocated pursuant to this adjustment shall be governed by the present 2015 Performance Plan.

13.	AMENDMENT TO THE 2015 PERFORMANCE PLAN
13.1    Principle
The present 2015 Performance Plan may be amended by the Board of Directors, provided that any such amendment shall be subject to shareholder approval to the extent required in order to comply with applicable law or the rules of the Nasdaq Stock Market. Any such amendment shall be subject to the written consent of the Beneficiaries if it results in a decrease in the rights of said Beneficiaries.
The new provisions shall apply to the Beneficiaries of the Free Shares during the Vesting Period on the date of the decision to amend the 2015 Performance Plan made by the Board of Directors, or the written consent of the Beneficiary, if required.
13.2    Notice of the amendments
The affected Beneficiaries shall be notified of an amendment to the 2015 Performance Plan, by any reasonable means, including by electronic delivery, internal mail, by simple letter or, with acknowledgement of receipt, by fax or by e-mail.

14.	TAX AND SOCIAL RULES
The Beneficiary shall bear all taxes and mandatory costs which he or she must bear pursuant to the applicable law in relation to the allocation of Free Shares, on the due date of said taxes or costs.
Each Beneficiary shall verify and carry out, as the case may be, the declaratory obligations he or she must comply with in relation to the allocation of the Free Shares.

15.	MISCELLANEOUS
15.1    Rights in relation to the capacity of employee
No provisions of the present 2015 Performance Plan shall be construed as granting to the Beneficiary a right to have his or her employment agreement with the Company or any of the companies of the Group maintained, or limiting the right of the Company or any of the companies of the Group to terminate or amend the terms and conditions of the employment agreement of the Beneficiary.
15.2    Rights in relation to future free share plans

Appendix C-12

The fact that a person may benefit from the 2015 Performance Plan does not imply that he or she shall benefit from any other plan that may be implemented thereafter.
15.3    Applicable law - Jurisdiction
The present 2015 Performance Plan is subject to French law. Any dispute relating to its validity, its interpretation or its performance shall be decided by the competent courts of the French Republic.
15.4    Provisions Applicable to Beneficiaries Located outside of France
The attached Appendix applies to Beneficiaries located outside of France.

Appendix C-13

APPENDIX

TERMS AND CONDITIONS
This Appendix contains additional terms and conditions that will apply to the Beneficiary if he or she resides outside of France. Capitalized terms used but not defined herein shall have the same meanings assigned to them in the 2015 Performance Plan.
NOTIFICATIONS
This Appendix also includes information regarding exchange control and certain other issues of which the Beneficiary should be aware with respect to his or her participation in the 2015 Performance Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of July 2015. Such laws are often complex and change frequently. The Company therefore strongly recommends that the Beneficiary not rely on the information in this Appendix as the only source of information relating to the consequences of his or her participation in the 2015 Performance Plan because such information may be outdated when the Beneficiary vests in the Free Shares and/or sells any Free Shares issued pursuant to the award.

GENERAL PROVISIONS
Taxes. Regardless of any action the Company or the Beneficiaries’ employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding (“Tax-Related Items”), the Beneficiary acknowledges that the ultimate liability for all Tax-Related Items legally due by the Beneficiary is and remains the Beneficiary’s responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Free Share grant, including the grant, vesting of the Free Shares, the subsequent sale of Free Shares acquired pursuant to such vesting and the receipt of any dividends; and (2) do not commit to structure the terms of the grant or any aspect of the Free Shares to reduce or eliminate the Beneficiary’s liability for Tax-Related Items.
Prior to vesting of the Free Shares, the Beneficiary will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding obligations of the Company and/or the Employer, if any. In this regard, the Beneficiary authorizes the Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by the Beneficiary from the Beneficiary’s compensation paid to the Beneficiary by the Company and/or Employer or from proceeds of the sale of Free Shares. Alternatively, or in addition, if permissible under local law, the Company may (1) sell or arrange for the sale of Free Shares that the Beneficiary acquires to meet the withholding obligation for Tax-Related Items and/or (2) withhold in Free Shares, provided that the Company only withholds the amount of Free Shares necessary to satisfy the minimum withholding amount. Finally, the Beneficiary will pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of the Beneficiary’s participation in the 2015 Performance Plan or the Beneficiary’s acquisition of Free Shares that cannot be satisfied by the means previously described. The Company may refuse to honor the vesting and refuse to deliver the Free Shares if the Beneficiary fails to comply with Beneficiary’s obligations in connection with the Tax-Related Items as described in this section.

Appendix C-14

Nature of Grant. In accepting the grant, the Beneficiary acknowledges that:
(a)    the 2015 Performance Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the 2015 Performance Plan;
(b)    the grant of the Free Shares is voluntary and occasional and does not create any contractual or other right to receive future grants of Free Shares, or benefits in lieu of Free Shares, even if Free Shares have been granted repeatedly in the past;
(c)    all decisions with respect to future grants, if any, will be at the sole discretion of the Company;
(d)    Beneficiary’s participation in the 2015 Performance Plan shall not create a right to further employment with the Employer and shall not interfere with the ability of the Employer to terminate Beneficiary’s employment relationship at any time with or without cause unless otherwise required under local law;
(e)    Beneficiary is voluntarily participating in the 2015 Performance Plan;
(f)    the Free Shares are an extraordinary item that do not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and which is outside the scope of Beneficiary’s employment contract, if any;
(g)    the Free Shares are not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or the Employer;
(h)    in the event that Beneficiary is not an employee of the Company, the grant will not be interpreted to form an employment agreement or relationship with the Company; and furthermore, the grant will not be interpreted to form an employment agreement with the Employer or any subsidiary or affiliate of the Company;
(i)    the future value of the underlying Free Shares is unknown and cannot be predicted with certainty;
(j)    if the Beneficiary obtains Free Shares, the value of those Free Shares may increase or decrease;
(k)    in consideration of the grant, no claim or entitlement to compensation or damages shall arise from termination of the award of Free Shares or diminution in value of the award resulting from termination of the Beneficiary’s employment with the Company or the Employer (for any reason whatsoever) and the Beneficiary irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing the 2015 Performance Plan, the Beneficiary shall be deemed irrevocably to have waived the Beneficiary’s entitlement to pursue such claim; and
(l)    unless otherwise decided by the Board of Directors, in the event of termination of Beneficiary’s employment during the Vesting Period, Beneficiary’s right to vest in the Free Shares under the 2015 Performance Plan, if any, will terminate effective as of the date that Beneficiary is no longer actively employed and will not be extended by any notice period mandated under the local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law).

Appendix C-15

Data Privacy. The Beneficiary hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Beneficiary’s personal data as described in this document by and among, as applicable, the Employer, the Company and its subsidiaries and affiliates for the exclusive purpose of implementing, administering and managing the Beneficiary’s participation in the 2015 Performance Plan.
The Beneficiary understands that the Company and the Employer may hold certain personal information about the Beneficiary, including, but not limited to, the Beneficiary’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares or directorships held in the Company, details of all awards or any other entitlement to Free Shares awarded, canceled, exercised, vested, unvested or outstanding in Beneficiary’s favor, for the exclusive purpose of implementing, administering and managing the 2015 Performance Plan (“Data”).
The Beneficiary understands that the recipients of the Data may be located in France or elsewhere, and that the recipients’ country may have different data privacy laws and protections than the Beneficiary’s country. The Beneficiary understands that the Company may request a list with the names and addresses of any potential recipients of the Data by contacting the Beneficiary’s local human resources representative. The Beneficiary authorizes the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the 2015 Performance Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Beneficiary’s participation in the 2015 Performance Plan. The Beneficiary understands that Data will be held only as long as is necessary to implement, administer and manage the Beneficiary’s participation in the 2015 Performance Plan. The Beneficiary understands that the Company may, at any time, view the Data, request additional information about the storage processing of the Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Beneficiary’s local human resources representative. Beneficiary understands, however, that refusing or withdrawing the Company’s consent may affect the Beneficiary’s ability to participate in the 2015 Performance Plan. For more information on the consequences of the Beneficiary’s refusal to consent or withdrawal of consent, Beneficiary understands that the Company may contact the Beneficiary’s local human resources representative.
Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the 2015 Performance Plan or future awards that may be granted under the 2015 Performance Plan by electronic means or to request Beneficiary’s consent to participate in the 2015 Performance Plan by electronic means. Beneficiary hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the 2015 Performance Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.
Severability. The provisions of this 2015 Performance Plan are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.
For tax residents of the United States
Beneficiary acknowledges that both this award and any Free Shares are securities, the issuance by the Company of which requires compliance with federal and state securities laws.
Beneficiary acknowledges that these securities are made available to Beneficiary only on the condition that Beneficiary makes the representations contained in this section to the Company.

Appendix C-16

Beneficiary has made a reasonable investigation of the affairs of the Company sufficient to be well informed as to the rights and the value of these securities.
The intent of the parties is that payments and benefits under the 2015 Performance Plan comply with, or be exempt from, Section 409A of the Internal Revenue Code of 1986, as amended (the "Code") to the extent subject thereto, and, accordingly, to the maximum extent permitted, the 2015 Performance Plan and the Allocation Letters thereunder shall be interpreted and be administered to be in compliance therewith or exempt therefrom.  Notwithstanding anything contained herein to the contrary, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Beneficiary shall not be considered to have separated from service with the Company for purposes of the 2015 Performance Plan and no payment or benefit shall be due to the Beneficiary under the 2015 Performance Plan and the Allocation Letters thereunder on account of a separation from service until the Beneficiary would be considered to have incurred a “separation from service” from the Company within the meaning of Section 409A of the Code.  Any payments or benefits (including vesting grants) described in the 2015 Performance Plan and the Allocation Letters thereunder that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise.  Notwithstanding anything to the contrary in the 2015 Performance Plan and the Allocation Letters thereunder, to the extent that any amounts are payable upon a separation from service and such payment would result in accelerated taxation and/or tax penalties under Section 409A of the Code, such payment, under the 2015 Performance Plan or any other agreement of the Company, shall be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier).
For Beneficiaries who are United States taxpayers, notwithstanding anything to the contrary contained in Article 6.5 of the 2015 Performance Plan, the Free Shares shall be delivered no later than December 31st of the year of the Beneficiary’s Disability or, if later, the fifteenth day of the third month after the date of the Beneficiary’s Disability; provided, that any such Disability will be within the meaning of Section 409A of the Code, and the regulations promulgated thereunder.
For Beneficiaries who are United States taxpayers, notwithstanding anything to the contrary contained in Article 6.6 of the 2015 Performance Plan, the Free Shares shall be delivered no later than December 31st of the year of the Beneficiary’s death or, if later, the fifteenth day of the third month after the date of the Beneficiary’s death.
The Company makes no representation that any or all of the payments described in the 2015 Performance Plan and the Allocation Letters thereunder will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Grantee shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.
The Company makes no representation as to the tax status of the 2015 Performance Plan to the Beneficiary who should seek his or her own tax advice.

Appendix C-17

Exhibit 1
Form of Allocation Letter
[Beneficiary Name and Address]
[Date]

Letter delivered by electronic delivery

[Name of Beneficiary],

We have the pleasure to inform you that, pursuant to the authorization granted by the shareholders’ meeting held on October 23, 2015, the board of directors of Criteo S.A. (the “Company”), during its meeting held on [ ] (the “Grant Date”), granted to you free shares of the Company, under the terms and conditions provided for in Articles L. 225-197-1 to L. 225-197-5 of the French Commercial Code and in the Amended and Restated 2015 Performance-Based Free Share Plan of the Company (the “2015 Performance Plan”). Capitalized terms that are used but not defined herein shall have the meaning ascribed to such terms in the 2015 Performance Plan.
The Board granted to you [ ] free ordinary shares of the Company (the “Shares”), with a par value of EUR 0.025 each (the “Grant”).
There is a period (the “Vesting Period”) at the end of which the Grant will become effective and final (i.e., the Shares will be issued to you and be your property). The Shares may be definitively acquired by you not earlier than [ ] unless you shall cease to be an employee or officer of the Criteo group for any reason whatsoever during the Vesting Period (subject to the following paragraph), and subject to the attainment of the following performance goals: [ ].
In the event (i) you cease to be an employee or officer of the Criteo group more than one year after the Grant Date but prior to the First Vesting Date, and (ii) prior to the termination of your employment or term of office, any of the Performance Targets set forth above are fully satisfied, you shall definitively acquire, on the First Vesting Date, only those Shares that correspond to the Performance Targets that were fully satisfied prior to the termination of your employment or term of office. All other Shares will be automatically forfeited. [Notwithstanding the foregoing, if you are a tax resident of the United States, the Company will be required to withhold Federal Insurance Contributions Act taxes in respect of your Allocation as of the first anniversary of the Grant Date.]
In the event of Disability before the end of the Vesting Period, the free Shares shall be definitively acquired on the date of Disability. In the event of death during the Vesting Period, the free Shares shall be definitively acquired at the date of the request of allocation made by your beneficiaries in the framework of the inheritance. The request for allocation of the Shares shall be made within six (6) months from the date of death in compliance with Article L. 225-197-3 of the French Commercial Code.
By acknowledging this Grant, you hereby acknowledge and agree that any Allocation pursuant to the 2015 Performance Plan shall be subject to any applicable Company clawback policy, as adopted by the Company from time to time.
The detailed terms of this Grant are described in the 2015 Performance-Based Plan, a copy of which is attached hereto. The 2015 Performance Plan is hereby incorporated by reference and made a part hereof, and the free Shares granted herein shall be subject to all terms and conditions of the 2015 Performance Plan and this

Appendix C-18

Allocation Letter. In the event of any conflict between the provisions of this Allocation Letter and the provisions of the 2015 Performance Plan, the provisions of the 2015 Performance Plan shall govern.
Thank you for sending us a copy of the 2015 Performance Plan to legal.corporate@criteo.com, duly initialed and signed, not later than [90 days from the date of the Allocation Letter], failing which the above grant shall be null and void.

Yours sincerely,
CRITEO

Appendix C-19

IMPORTANT : avant d'exercer votre choix, veuillez prendre connaissance des instructions situées au verso / *Before selecting, please see instructions on reverse side.*
Voir en page 3 les projets de résolution soumis à l'Assemblée Générale correspondant à la numérotation ci-dessous / For a description of the matters to be voted upon at the General Meeting and the corresponding numbered resolution on the agenda, please see page 3.

QUELLE QUE SOIT L'OPTION CHOISIE, DATER ET SIGNER AU BAS DU FORMULAIRE / *WHICHEVER OPTION IS USED, DATE AND SIGN AT THE BOTTOM OF THE FORM*

A. ☐ Je désire assister à cette assemblée et demande une carte d'admission. / *I wish to attend the shareholder's meeting and request an admission card.*

B. ☐ J'utilise le formulaire de vote par correspondance ou par procuration ci-dessous. / *I prefer to use the postal voting form or the proxy form as specified below.*

CRITEO

Société anonyme
au capital de 1 561 772,04 Euros
Siège social : 32, rue Blanche
75009 - Paris
484 786 249 R.C.S. PARIS

ASSEMBLÉE GÉNÉRALE MIXTE
Convoquée pour le 29 Juin 2016 à 14h00
Au Siège Social : 32, rue Blanche - 75009 Paris

COMBINED GENERAL MEETING
To be held on June 29th, 2016, at 2:00 p.m.
At the registered Office : 32, rue Blanche - 75009 Paris

CADRE RESERVE / *For Company's use only*

Identifiant / *Account*

Nombre d'actions / *Number of shares*
- Nominatif / *Registered*
  - Vote simple / *single vote*
  - Vote double / *double vote*
- Porteur / *Bearer*

Nombre de voix / *Number of voting rights*

FORMULAIRES DÉDIÉS AUX SOCIÉTÉS EUROPÉENNES / FORM APPLYING TO EUROPEAN COMPANY

☐ **JE VOTE PAR CORRESPONDANCE /** *I VOTE BY POST*
Cf. au verso renvoi (2) - *See reverse (2)*

J'exprime mon choix en noircissant une case par résolution. / *I express my choice by shading one box by resolution.*
PROJETS DE RÉSOLUTIONS AGRÉÉS OU NON PAR LE CONSEIL D'ADMINISTRATION
DRAFT RESOLUTIONS APPROVED OR NOT BY THE BOARD OF DIRECTORS

Agréées par le Conseil d'administration. *Approved by the Board of Directors*

	1	2	3	4	5	6	7	8	9	10
Pour / *For*	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
Contre / *Against*	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
Abs. / *Abs.*	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
	11	12	13	14	15	16	17	18	19	20
Pour / *For*	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
Contre / *Against*	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
Abs. / *Abs.*	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
	21	22	23	24	25	26	27	28	29	30
Pour / *For*	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
Contre / *Against*	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
Abs. / *Abs.*	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
	31	32	33	34	35	36	37			
Pour / *For*	☐	☐	☐	☐	☐	☐	☐			
Contre / *Against*	☐	☐	☐	☐	☐	☐	☐			
Abs. / *Abs.*	☐	☐	☐	☐	☐	☐	☐			

Non agréées *Not approved.*

A	B
☐	☐
☐	☐
☐	☐
C	**D**
☐	☐
☐	☐
☐	☐
E	**F**
☐	☐
☐	☐
☐	☐
G	**H**
☐	☐
☐	☐
☐	☐
J	**K**
☐	☐
☐	☐
☐	☐

Si des amendements ou des résolutions nouvelles étaient présentés en assemblée / *In case amendments or new resolutions are proposed during the meeting*
- Je donne pouvoir au Président de l'A.G. de voter en mon nom. / *I appoint the Chairman of the meeting to vote on my behalf* . . ☐
- Je m'abstiens (l'abstention équivaut à un vote contre). / *I abstain from voting (abstention shall be considered as a vote against)* . . ☐
- Je donne procuration (cf. au verso renvoi 4) à M. ou Mme, Raison Sociale . . . . ☐
pour voter en mon nom / *I appoint (see reverse (4)) Mr or Mrs, Corporate Name... to vote on my behalf*

☐ **JE DONNE POUVOIR AU PRÉSIDENT DE L'ASSEMBLÉE GÉNÉRALE**

I HEREBY GIVE MY PROXY TO THE CHAIRMAN OF THE MEETING

cf. au verso renvoi (3) - *See reverse (3)*

☐ **JE DONNE POUVOIR A :** (cf. au verso renvoi (4)) - (soit le conjoint ou le partenaire avec lequel il a été conclu un pacte civil de solidarité, soit un autre actionnaire)
I HEREBY APPOINT (see reverse (4)) - (who may be your spouse, the partner with whom you have entered into a civil union or another shareholder)

M. ou Mme, Raison Sociale
Mr or Mrs, Corporate Name

Adresse - *Address*

Nom, Prénom, Adresse de l'actionnaire (si ces informations figurent déjà sur le formulaire, les vérifier et les rectifier éventuellement)
- Surname, first name, address of the shareholder (if this information is already supplied on this form, please verify and correct if necessary)
Cf. au verso renvoi (1) - *See reverse (1)*

Pour être prise en considération, toute formule doit parvenir au plus tard :
In order to be taken into account, this completed form must be received at the latest sur 1re convocation / *on 1st convening* 24/06/2016 — sur 2e convocation / *on 2nd convening*

Date & Signature

à/*at* BNP PARIBAS SECURITIES SERVICES, CTS Assemblées, Les Grands Moulins de Pantin - 9 rue du Débarcadère - 93761 Pantin Cedex

1

CONDITIONS GÉNÉRALES DE VOTE

GENERAL

Le signataire est prié d'inscrire très exactement, dans la zone réservée à cet effet, ses nom (en majuscules), prénom usuel et adresse ; si ces indications figurent déjà sur le formulaire, le signataire doit les vérifier et, éventuellement, les rectifier. Pour les personnes morales, le signataire doit renseigner ses nom, prénom et qualité. Si le signataire n'est pas l'actionnaire (exemple : Administrateur légal, Tuteur, etc.) il doit mentionner ses nom, prénom et la qualité en laquelle il signe le formulaire de vote. Le formulaire adressé pour une assemblée vaut pour les assemblées successives convoquées avec le même ordre du jour (article R 225-77 alinéa 3 du Code de Commerce).

Le texte des résolutions figure dans le dossier de convocation joint au présent formulaire (article R 225-81 du Code de Commerce).

Merci de ne pas à la fois voter par correspondance et donner pouvoir au président de l'assemblée ou à un mandataire dénommé [(Article R 225-81 paragraphe 8 (Code de Commerce)]. La version française de ce document fait foi, la version anglaise est fournie à titre d'information uniquement.

SI VOUS CHOISISSEZ DE VOTER PAR CORRESPONDANCE, LES DISPOSITIONS CI-APRES S'APPLIQUENT :

Article L.225-107 du Code de Commerce (extrait) :

"I. Tout actionnaire peut voter par correspondance, au moyen d'un formulaire dont les mentions sont fixées par décret en Conseil d'Etat. Les dispositions contraires des statuts sont réputées non écrites.

Pour le calcul du quorum, il n'est tenu compte que des formulaires qui ont été reçus par la société avant la réunion de l'assemblée, dans les conditions de délais fixées par décret en Conseil d'Etat. Les formulaires ne donnant aucun sens de vote ou exprimant une abstention sont considérés comme des votes négatifs."

1- Si vous votez par correspondance, vous devez obligatoirement noircir la case « je vote par correspondance ». Dans ce cas, vous devrez vous conformer aux instructions ci-après pour chaque résolution :

- voter en faveur de la résolution en noircissant la case « pour » ou
- voter contre la résolution en noircissant la case « contre »;
- vous abstenir en noircissant la case « abstention » (ce qui équivaut à un vote « contre »).

Si vous ne noircissez aucune des trois cases pour une résolution donnée, vous serez réputé vous être abstenu et vos actions seront donc comptabilisées contre l'adoption de la résolution considérée.

2 - Pour le cas où des amendements aux résolutions présentées ou des résolutions nouvelles seraient déposées lors de l'assemblée, trois options vous sont offertes : (i) donner pouvoir au président de l'assemblée générale de voter en votre nom, (ii) donner pouvoir à une personne de votre choix (qui peut être un autre actionnaire, votre époux ou le partenaire avec lequel vous avez conclu un pacte civil de solidarité) pour voter en votre nom, en noircissant la case correspondante ou (iii) vous abstenir de voter. Si vous choisissez l'option (i) ou l'option (ii) les dispositions ci-après seront applicables également applicables dans l'hypothèse où des amendements ou des résolutions nouvelles étaient présentés en assemblée.

SI VOUS CHOISISSEZ DE DONNER POUVOIR AU PRÉSIDENT DE L'ASSEMBLÉE GÉNÉRALE POUR VOTER EN VOTRE NOM, LES DISPOSITIONS CI-APRES S'APPLIQUENT

Article L. 225-106 du Code de Commerce (extrait) :

"…Le président de l'assemblée générale émet un vote favorable à l'adoption de projets de résolutions présentés ou agréés par le conseil d'administration ou le directoire, selon le cas, et un vote défavorable à l'adoption de tous les autres projets de résolution. Pour émettre tout autre vote, l'actionnaire doit faire choix d'un mandataire qui accepte de voter dans le sens indiqué par le mandant".

Nonobstant le fait que le conseil d'administration a agréé les résolutions 10 et 11, le conseil d'administration recommande de voter contre ces résolutions et le président de l'assemblée générale émettra un vote contre ces résolutions pour tous les pouvoirs donnés au président.

SI VOUS CHOISISSEZ DE DONNER POUVOIR À UNE PERSONNE DÉNOMMÉE (PERSONNE PHYSIQUE OU MORALE) DE VOTER EN VOTRE NOM, LES DISPOSITIONS CI-APRES S'APPLIQUENT

Article L.225-106 du Code de Commerce (extrait) :

I - Un actionnaire peut se faire représenter par un autre actionnaire, par son conjoint ou par le partenaire avec lequel il a conclu un pacte civil de solidarité.

Il peut en outre se faire représenter par toute autre personne physique ou morale de son choix :

1° Lorsque les actions de la société sont admises aux négociations sur un marché réglementé ;

2° Lorsque les actions de la société sont admises aux négociations sur un système multilatéral de négociation qui se soumet aux dispositions législatives ou réglementaires visant à protéger les investisseurs contre les opérations d'initiés, les manipulations de cours et la diffusion de fausses informations dans les conditions prévues par le règlement général de l'Autorité des marchés financiers, figurant sur une liste arrêtée par l'autorité dans des conditions fixées par son règlement général, et que les statuts le prévoient.

II - Le mandat ainsi que, le cas échéant, sa révocation sont écrits et communiqués à la société. Les conditions d'application du présent alinéa sont précisées par décret en Conseil d'Etat.

III - Avant chaque réunion de l'assemblée générale des actionnaires, le président du conseil d'administration ou le directoire, selon le cas, peut organiser la consultation des actionnaires mentionnés à l'article L.225-102 afin de leur permettre de désigner un ou plusieurs mandataires pour les représenter à l'assemblée générale conformément aux dispositions du présent article.

Cette consultation est obligatoire lorsque, les statuts ayant été modifiés en application de l'article L.225-23 ou de l'article L.225-71, l'assemblée générale ordinaire doit nommer au conseil d'administration ou au conseil de surveillance, selon le cas, un ou des salariés actionnaires ou membres des conseils de surveillance des fonds communs de placement d'entreprise détenant des actions de la société. Cette consultation est également obligatoire lorsque l'assemblée générale extraordinaire doit se prononcer sur une modification des statuts en application de l'article L.225-23 ou de l'article L.225-71. Les clauses contraires aux dispositions des alinéas précédents sont réputées non écrites.

Article L. 225-106-1 du Code de Commerce

Lorsque, dans les cas prévus aux troisième et quatrième alinéas du I de l'article L. 225-106, l'actionnaire se fait représenter par une personne autre que son conjoint ou le partenaire avec lequel il a conclu un pacte civil de solidarité, il est informé par son mandataire de tout fait lui permettant de mesurer le risque que ce dernier poursuive un intérêt autre que le sien.

Cette information porte notamment sur le fait que le mandataire ou, le cas échéant, la personne pour le compte de laquelle il agit :

1° Contrôle, au sens de l'article L. 233-3, la société dont l'assemblée est appelée à se réunir ;

2° Est membre de l'organe de gestion, d'administration ou de surveillance de cette société ou d'une personne qui la contrôle au sens de l'article L. 233-3 ;

3° Est employé par cette société ou par une personne qui la contrôle au sens de l'article L. 233-3 ;

4° Est contrôlé ou exerce l'une des fonctions mentionnées au 2° ou au 3° dans une personne ou une entité contrôlée par une personne qui contrôle la société, au sens de l'article L. 233-3.

Cette information est également délivrée lorsqu'il existe un lien familial entre le mandataire ou, le cas échéant, la personne pour le compte de laquelle il agit, et une personne physique placée dans l'une des situations énumérées aux 1° à 4°.

Lorsqu'en cours de mandat, survient l'un des faits mentionnés aux alinéas précédents, le mandataire en informe sans délai son mandant. A défaut par ce dernier de confirmation expresse du mandat, celui-ci est caduc.

La caducité du mandat est notifiée sans délai par le mandataire à la société. Les conditions d'application du présent article sont précisées par décret en Conseil d'Etat.

Article L. 225-106-2 du Code de Commerce

Toute personne qui procède à une sollicitation active de mandats, en proposant directement ou indirectement à un ou plusieurs actionnaires, sous quelque forme et par quelque moyen que ce soit, de recevoir procuration pour les représenter à l'assemblée d'une société mentionnée aux troisième et quatrième alinéas de l'article L. 225-106, rend publique sa politique de vote.

Elle peut également rendre publiques ses intentions de vote sur les projets de résolution présentés à l'assemblée. Elle exerce alors, pour toute procuration reçue sans instructions de vote, un vote conforme aux intentions de vote ainsi rendues publiques.

Les conditions d'application du présent article sont précisées par décret en Conseil d'Etat.

Article L. 225-106-3 du Code de Commerce

Le tribunal de commerce dans le ressort duquel la société a son siège social peut, à la demande du mandant et pour une durée qui ne saurait excéder trois ans, priver le mandataire du droit de participer en cette qualité à toute assemblée de la société concernée en cas de non-respect de l'obligation d'information prévue aux troisième à septième alinéas de l'article L. 225-106-1 ou des dispositions de l'article L. 225-106-2. Le tribunal peut décider la publication de cette décision aux frais du mandataire. Le tribunal peut prononcer les mêmes sanctions à l'égard du mandataire sur demande de la société en cas de non-respect des dispositions de l'article L. 225-106-2. »

Si les informations contenues sur ce formulaire sont utilisées pour un fichier nominatif informatisé, elles sont soumises aux prescriptions de la loi n° 78-17 du 6 janvier 1978, notamment en ce qui concerne le droit d'accès et de rectification pouvant être exercé par l'intéressé auprès de son teneur de compte.

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VOTE TERMS AND CONDITIONS

GENERAL

The signatory should write his/her exact name and address in capital letters in the space provided e.g. a legal guardian: if this information is already supplied, please verify and correct if necessary.

If the signatory is a legal entity, the signatory should indicate his/her full name and the capacity in which he is entitled to sign on the legal entity's behalf. If the signatory is not the shareholder (e.g. a legal guardian), please specify your full name and the capacity in which you are signing the proxy. The form sent for one meeting will be valid for all meetings subsequently convened with the same agenda (Article R 225-77 alinéa 3 du Code de Commerce).

The text of the resolutions is in the notification of the meeting which is sent with this proxy (Article R 225-81 du Code de Commerce). Please do not both vote by post and appoint the chairman of the general meeting or an identified person (Article R 225-81 du Code de Commerce). The French version of this document governs; The English translation is for convenience only.

IF YOU CHOOSE TO VOTE BY POST, THE FOLLOWING APPLIES

Article L. 225-107 du Code de Commerce (extract):

"I. A shareholder can vote by post, using a form of which the content shall be fixed by decree approved by the High Administrative Court (Conseil d'Etat). Any provisions to the contrary contained in the bylaws shall be deemed non-existent. When calculating the quorum, only the forms received by the Company before the meeting within the time limit determined by decree approved by the Conseil d'Etat shall be taken into account. Forms not indicating any vote or expressing an abstention shall be considered as a vote against."

1 - If you wish to vote by post, you must shade the box "I vote by post" on the front of the document. In such event, please comply with the following instructions for each resolution:

• vote in favor of the relevant resolution by shading the box "for" or
• vote against the relevant resolution by shading the box "Against" or
• select "Abstention." (abstention, which has the effect of voting "No" under French law)

If you do not shade any of the 3 boxes for a given resolution, you will be deemed to have abstained and your shares will therefore be counted against the relevant draft resolution.

2 - In the event that amendments or new resolutions are proposed during the shareholder meeting, you are requested to choose between three possibilities: (i) appointing the chairman of the meeting to vote on your behalf; (ii) appointing the person of your choice (who may be another shareholder, your spouse or your partner with whom you have entered into a civil union) to vote on your behalf, by shading the appropriate box, or (iii) abstaining from voting. If you select option (i) or (ii), the applicable instructions and conditions described below will apply to your selection with respect to any amendments or new resolutions proposed during the shareholder's meeting.

IF YOU CHOOSE TO APPOINT THE CHAIRMAN OF THE GENERAL MEETING TO VOTE ON YOUR BEHALF, THE FOLLOWING APPLIES:

Article L. 225-106 du Code de Commerce (extract):

"…The chairman of the general meeting shall issue a vote in favor of adopting the resolutions submitted or approved by the Board of Directors or the Executive Board, as the case may be, and a vote against adopting any other resolutions. To issue any other vote, the shareholder must appoint a proxy who agrees to vote in the manner indicated by his principal".

Notwithstanding that the Board of Directors has submitted Resolutions 10 and 11, the Board of Directors has recommended a vote against such resolutions and the chairman of the general meeting shall issue a vote against such resolutions for any proxies granted to the chairman.

IF YOU CHOOSE TO APPOINT AN IDENTIFIED PERSON (INDIVIDUAL OR LEGAL ENTITY) TO VOTE ON YOUR BEHALF, THE FOLLOWING APPLIES:

Article L. 225-106 du Code de Commerce (abstract):

I - A shareholder may be represented by another shareholder, by his or her spouse, or by his or her partner with whom he or she has entered into a civil union.

He or she can also be represented by an individual or legal entity of his or her choice:

2° When the shares are admitted to trading on a multilateral trading facility which is subject to the legislative and regulatory provisions that protect investors against insider information, price manipulation, and dissemination of false information as provided by the general regulation of the Autorité des Marchés Financiers (French Financial Markets Regulatory Authority), included on a list issued by the AMF subject to the conditions provided by its general regulation, and stated in the company memorandum and articles of association.

II - The proxy as well as its dismissal, as the case may be, must be written and made known to the company. A Conseil d'Etat decree specifies the implementation of the present paragraph.

III - Before every general meeting, the chairman of the board of directors or the executive board, as the case may be, may organize a consultation with the shareholders mentioned in Article L. 225-102 to enable them to appoint one or more proxies to represent them at the meeting in accordance with the provisions of this Article.

Such a consultation shall be obligatory where, following the amendment of the memorandum and articles of association pursuant to Article L. 225-23 or Article L. 225-71, the ordinary general meeting is required to appoint to the board of directors or the supervisory board, as the case may be, one or more shareholder employees or members of the supervisory board of the company investment funds that holds company's shares. Such a consultation shall also be obligatory where a special shareholders' meeting is required to take a decision on an amendment to the memorandum and articles of association pursuant to Article L. 225-23 or Article L. 225-71. Any clauses that conflict with the provisions of the preceding sub-paragraphs shall be deemed non-existent.

Article L. 225-106-1 du Code de Commerce:

When, in the events envisaged by the third and fourth paragraphs of the article L. 225-106 I, the shareholder can be represented by a person other than his or her spouse or his or her partner who he or she has entered into a civil union with, he or she is informed by the proxy of any event enabling him or her to measure the risk that the latter pursue an interest other than his or hers. This information relates in particular to the event that the proxy or, as the case may be, the person on behalf of whom it acts:

1° Controls, in the sense of article L. 233-3, the company for which the general meeting has been called;

2° Is member of the management, administrative or supervisory authority of the company or a person which controls it within the meaning of article L. 233-3;

3° Is employed by the company or a person which controls it within the meaning of article L. 233-3;

4° Is controlled or holds one of the positions mentioned with the 2° or the 3° for a person or an entity controlled by a person who controls the company, within the meaning of article L. 233-3.

This information is also delivered when a family tie exists between the proxy or, if necessary, the person on behalf of whom it acts, and a natural person placed in one of the situations enumerated from 1° to 4°.

When during the proxy, one of the events mentioned within the preceding subparagraphs occurs, the proxy informs without delay his constituent. If the latter fails to explicitly confirm the proxy, the proxy is void.

The proxy must notify the company of the voiding of the proxy without delay. The conditions of application of this article are determined by a Conseil d'Etat decree.

Article L. 225-106-2 du Code de Commerce:

Any person who proceeds to an active request of proxy, while proposing directly or indirectly to one or more shareholders, under any form and by any means, to receive a proxy to represent them at the general meeting of a company mentioned in the third and fourth subparagraphs of the Article L. 225-106, shall release its voting policy.

It can also release its voting intentions on the draft resolutions submitted to the general meeting. It exercises then, for any proxy received without voting instructions, a vote in conformity with the released voting intentions.

The conditions of application of this article are determined by a Conseil d'Etat decree.

Article L. 225-106-3 du Code de commerce

The commercial court of which the company's head office falls under can, at the request of the constituent and for a duration which cannot exceed three years, deprive the proxy of the right to take part in this capacity to every general meeting of the company in the event of non-compliance with mandatory information envisaged from the third to seventh paragraphs of article L. 225-106-1 or with the provisions of article L. 225-106-2. The court can decide the publication of this decision at the expenses of the proxy.

The court can impose the same sanctions towards the proxy on request of the company in the event of non- compliance of the provisions of the article L. 225-106-2".

If any information included in this form is used for a computer file, it is protected by the provisions of Law No 78-17 of January 6, 1978, especially about rights of access and alteration that can be exercised by interested parties nearby their custodian

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THE PROXY WITH RESPECT TO THE CHAIRMAN OF THE MEETING IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CRITEO S.A.

ORDRE DU JOUR DE L'ASSEMBLEE GENERALE

Veuillez noter que nonobstant le fait que le conseil d'administration a agréé les résolutions 10 et 11, le conseil d'administration recommande de voter contre ces résolutions et qu'en conséquence le président de l'assemblée générale émettra un vote contre ces résolutions pour tous les pouvoirs donnés au président.

1. Renouvellement du mandat d'administrateur de Monsieur Jean-Baptiste Rudelle,
2. Renouvellement du mandat d'administrateur de Monsieur James Warner,
3. Ratification de la nomination à titre provisoire de Madame Sharon Fox Spielman en qualité d'administrateur,
4. Renouvellement du mandat d'administrateur de Madame Sharon Fox Spielman,
5. Nomination de Monsieur Eric Eichmann en qualité d'administrateur,
6. Renouvellement du mandat d'administrateur de Monsieur Dominique Vidal sous réserve de l'adoption de la trente-septième résolution,
7. Fixation du montant des jetons de présence à allouer aux membres du Conseil d'administration,
8. Avis consultatif sur la rémunération versée par la Société aux *named executive officers* de la Société,
9. Avis consultatif sur l'opportunité de consulter les actionnaires chaque année sur la rémunération versée par la Société aux *named executive officers* de la Société,
10. avis consultatif sur l'opportunité de consulter les actionnaires tous

22. Approbation de la modification du ratio de fongibilité figurant dans le plan d'attribution gratuite d'actions 2015 dit 2015 Performance-Based Free Share / RSU Plan tel que modifié par le conseil d'administration,
23. Autorisation à donner au Conseil d'administration de consentir des options de souscription ou d'achat d'actions de la Société, conformément aux dispositions des articles L. 225-177 et suivants du Code de commerce, sous réserve de l'adoption de la vingtième résolution,
24. Autorisation à donner au Conseil d'administration de procéder à l'attribution gratuite d'actions au personnel salarié de la Société et de ses filiales conformément aux dispositions des articles L. 225-197-1 et suivants du Code de commerce,
25. Autorisation à donner au Conseil d'administration de procéder à l'attribution gratuite d'actions de performance aux dirigeants sociaux et certains membres du personnel salarié de la Société et de ses filiales conformément aux dispositions des articles L. 225-197-1 et suivants du Code de commerce,
26. Délégation de compétence à consentir au Conseil d'administration à l'effet d'émettre et attribuer des bons de souscription d'actions avec suppression du droit préférentiel de souscription des actionnaires au profit d'une catégorie de personnes répondant à des caractéristiques déterminées,
27. Limitations globales du montant des émissions effectuées en vertu des

AGENDA OF THE GENERAL MEETING

Please note that if you grant a proxy to the chairman of the meeting to vote your ordinary shares, the chairman will vote in favor of adopting the following resolutions, other than Resolutions 10 and 11, in respect of which the chairman will cast an "against" vote.

The following matters proposed by the Board of Directors will be considered at the 2016 general meeting:

les deux ans sur la rémunération versée par la Société aux *named executive officers* de la Société,

11. Avis consultatif sur l'opportunité de consulter les actionnaires tous les trois ans sur la rémunération versée par la Société aux *named executive officers* de la Société,

12. Approbation des comptes annuels de l'exercice clos le 31 décembre 2015,

13. Approbation des comptes consolidés de l'exercice clos le 31 décembre 2015,

14. Quitus aux administrateurs et aux commissaires aux comptes pour l'exercice de leur mandat au cours de l'exercice clos le 31 décembre 2015,

15. Affectation des résultats de l'exercice clos le 31 décembre 2015,

16. Approbation de la convention de mise à disposition de locaux et de moyens conclue avec The Galion Project (convention visée à l'article L. 225-38 du Code de commerce),

17. Ratification de la convention de partenariat conclue avec The Galion Project (convention visée à l'article L. 225-38 du Code de commerce),

18. Ratification de la convention de partenariat conclue avec France Digitale (convention visée à l'article L. 225-38 du Code de commerce),

19. Autorisation à donner au Conseil d'administration en vue de l'achat par la Société de ses propres actions conformément aux dispositions de l'article L.225-209-2 du Code de commerce,

20. Approbation du plan d'options de souscription ou d'achat d'actions 2016 adopté par le Conseil d'administration,

autorisations et délégation visées aux points 23 à 26 ci-dessus,

28. Autorisation à donner au Conseil d'administration en vue de réduire le capital social par voie d'annulation d'actions dans le cadre de l'autorisation de rachat par la Société de ses propres actions conformément aux dispositions de l'article L. 225-209-2 du Code de commerce,

29. Délégation de compétence à consentir au Conseil d'administration en vue d'augmenter le capital par émission d'actions ordinaires ou de toutes valeurs mobilières donnant accès au capital avec suppression du droit préférentiel de souscription des actionnaires au profit d'une catégorie de personnes répondant à des caractéristiques déterminées,

30. Délégation de compétence à consentir au Conseil d'administration en vue d'augmenter le capital par émission d'actions ordinaires ou de toutes valeurs mobilières donnant accès au capital avec suppression du droit préférentiel de souscription des actionnaires et offre au public,

31. Délégation de compétence à consentir au Conseil d'administration en vue d'augmenter le capital par émission d'actions ordinaires ou de toutes valeurs mobilières donnant accès au capital avec suppression du droit préférentiel de souscription des actionnaires dans le cadre d'une offre au profit d'investisseurs qualifiés ou d'un cercle restreint d'investisseurs visée au II de l'article L. 411-2 du Code monétaire et financier,

32. Délégation de compétence à consentir au Conseil d'administration en vue d'augmenter le capital par émission d'actions ordinaires ou de toutes valeurs mobilières donnant accès au capital avec maintien du droit préférentiel de souscription des actionnaires,

33. Délégation de compétence à consentir au Conseil d'administration en vue d'augmenter le nombre de titres à émettre en cas d'augmentation de capital avec ou sans droit préférentiel

21. Approbation de la modification du ratio de fongibilité figurant dans le plan d'attribution gratuite d'actions 2015 dit 2015 Time-Based Free Share/RSU Plan tel que modifié par le Conseil d'administration, de souscription réalisée en vertu des délégations susvisées,

34. Fixation des limitations globales du montant des émissions effectuées en vertu des délégations susvisées,

35. Délégation à consentir au Conseil d'administration en vue d'augmenter le capital social par émission d'actions et de valeurs mobilières donnant accès au capital de la Société au profit des salariés adhérant au plan d'épargne d'entreprise,

36. Modification des conditions de quorum requises pour les assemblées générales des actionnaires – modification corrélative de l'article 19 des statuts,

37. Réduction de la durée du mandat des administrateurs et des censeurs de 3 à 2 ans – modification corrélative des statuts.

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